              Registration Nos. 033-06533/811-4521

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/

         Post-Effective Amendment No. 34                         /X/

                                     AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  /X/

         Amendment No. 29                                        /X/

                   T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                   -----------------------------------------
                Exact Name of Registrant as Specified in Charter

                100 East Pratt Street, Baltimore, Maryland 21202
                ------------------------------------------------
                     Address of Principal Executive Offices

                                  410-345-2000
                                  ------------
               Registrant's Telephone Number, Including Area Code

                                Henry H. Hopkins
                100 East Pratt Street, Baltimore, Maryland 21202
                ------------------------------------------------
                     Name and Address of Agent for Service

           Approximate Date of Proposed Public Offering July 1, 1999
                                                        ------------

         It is proposed that this filing will become effective (check appropriate box):

/ /      Immediately upon filing pursuant to paragraph (b)
/ /      On (date), pursuant to paragraph (b)

/ /      60 days after filing pursuant to paragraph (a)(1)
/X/      On July 1, 1999, pursuant to paragraph (a)(1)
/ /      75 days after filing pursuant to paragraph (a)(2)
/ /      On (date) pursuant to paragraph (a)(2) of Rule 485

         If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

 PROSPECTUS
July 1, 1999
T. Rowe Price Florida Intermediate Tax-Free Fund

 A bond fund seeking income exempt from federal income tax and principal exempt from the Florida intangibles tax.
 The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
T. ROWE PRICE RAM LOGO

T. Rowe Price State Tax-Free Income Trust Florida Intermediate Tax-Free Fund Prospectus

July 1, 1999

1             ABOUT THE FUND
              Objective, Strategy, Risks, and Expenses
              -----------------------------------------------
              Other Information About the Fund
              -----------------------------------------------
              Some Basics of Fixed Income Investing
              -----------------------------------------------

2             ABOUT YOUR ACCOUNT
              Pricing Shares and Receiving
              Sale Proceeds
              -----------------------------------------------
              Distributions and Taxes
              -----------------------------------------------
              Transaction Procedures and
              Special Requirements
              -----------------------------------------------

3             MORE ABOUT THE FUND
              Organization and Management
              -----------------------------------------------
              Understanding Performance Information
              -----------------------------------------------
              Investment Policies and Practices
              -----------------------------------------------
              Financial Highlights
              -----------------------------------------------

4             INVESTING WITH T. ROWE PRICE
              Account Requirements
              and Transaction Information
              -----------------------------------------------
              Opening a New Account
              -----------------------------------------------
              Purchasing Additional Shares
              -----------------------------------------------
              Exchanging and Redeeming
              -----------------------------------------------
              Rights Reserved by the Fund
              -----------------------------------------------
              Information About Your Services
              -----------------------------------------------
              T. Rowe Price Brokerage
              -----------------------------------------------
              Investment Information
              -----------------------------------------------


 Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc., and its affiliates managed $147.8 billion, including over $7.1 billion in municipal bond assets, for more than seven million individual and institutional investor accounts as of March 31, 1999.
 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

 ABOUT THE FUND
                                        1
 OBJECTIVE, STRATEGY, RISKS, AND EXPENSES
 ----------------------------------------------------------
   To help you decide whether this fund is appropriate for you, this section reviews its major characteristics.


 What is the fund's objective?

   The fund seeks to provide, consistent with moderate price fluctuation, a high level of income exempt from federal income taxes by investing primarily in Florida municipal bonds. An investment in the fund is expected to be exempt from the Florida intangibles personal property tax.

   For a detailed discussion of this tax and the fund's eligibility for exemption, please see Useful Information on Distributions and Taxes.


 What is the fund's principal investment strategy?

   At least 95% of the bonds purchased by the fund will be rated AAA or AA by at least one national rating organization. Up to 5% may be rated A at the time of purchase. The fund may purchase unrated bonds if T. Rowe Price believes they are of comparable quality. The fund's weighted average maturity is expected to vary between five and 10 years.

   Investment decisions reflect the manager's outlook for interest rates and the economy as well as the prices and yields of various securities. For example, if we expect rates to fall, we may buy longer-term securities to provide higher yield and appreciation potential. And if our economic outlook is positive, we may invest in lower rated securities with higher yields. The fund may sell holdings for a variety of reasons, such as to adjust average maturity or quality or to shift assets into higher-yielding securities.

   The fund sometimes invests in obligations of the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) that are exempt from federal and Florida income taxes but not from the Florida intangibles tax. The fund will generally purchase these securities when they offer a comparably attractive combination of risk and return.

   Due to seasonal variations or shortages in the supply of suitable short-term Florida securities, and when deemed by T. Rowe Price to be in the fund's best interest, the fund may invest up to 35% of its net assets in a fiscal year in municipal securities that are not exempt from the Florida intangibles property tax. Every effort will be made to minimize such investments.

  . It is expected that the fund's income will be exempt from federal income taxes and its principal exempt from the state's intangibles property tax.

T. ROWE PRICE
 What are the main risks of investing in the fund?

   Any of the following could cause a decline in your fund's price or income.

  . Interest rate This risk refers to the decline in bond prices that accompanies a rise in the overall level of interest rates. (Bond prices and interest rates move in opposite directions.) Generally, the longer the maturity of a fund or security, the greater its interest rate risk.

  . Credit risk This is the chance that any of a fund's holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund's income level and share price.

   As of June 1, 1999, the state of Florida was rated Aaa by Moody's and AAA by Standard & Poor's.

   The fund may invest a significant portion of assets in securities that are not general obligations of the state. These may be issued by local governments or public authorities and are rated according to their particular creditworthiness, which may vary significantly from the state's general obligations.

  . Significant political and economic developments within a state may have direct and indirect repercussions on virtually all municipal bonds issued in the state.

  . Geographical risk A fund investing within a single state is, by definition, less diversified geographically than one investing across many states and therefore has greater exposure to adverse economic and political changes within that state.

  . Political risk The chance that a significant restructuring of federal income tax rates, or even serious discussion on the topic in Congress, could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Broadly lower income tax rates could reduce the advantage of owning municipals. In addition, if the Florida intangibles tax were lowered, the value of Florida municipals could be adversely affected.

  . Other risks The fund may invest in certain sectors with special risks, such as health care, which could be affected by federal or state legislation, electric utilities subject to governmental regulation, and private activity bonds without governmental backing.

   The fund's investments in the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) require careful assessment of certain risk factors, including reliance on substantial federal assistance and favorable tax programs that have recently become subject to phaseout by Congress.

  . Derivatives risk To the extent the fund uses these instruments, it may be exposed to additional volatility and potential losses.

ABOUT THE FUND
  . Year 2000 risk Organizations, governmental entities, and markets in which the fund invests will be affected by the Year 2000 problem. While at this time the fund cannot predict the degree of impact, it is possible that fund returns could be adversely affected as a result.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  . The share price and income level of the fund will fluctuate with changing market conditions and interest rate levels. When you sell your shares, you may lose money.


 How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. The fund can be used to generate income or to diversify a stock portfolio. The higher your tax bracket, the more likely tax-exempt securities are appropriate. If you can accept the possibility of share price decline in an effort to achieve income exempt from federal income taxes and principal exempt from the Florida intangibles personal property tax, the fund could be an appropriate part of your overall investment strategy. If you are investing for principal stability and liquidity, you should consider a money market fund.

   The fund is inappropriate for tax-deferred accounts, such as IRAs.

  . The fund should not represent your complete investment program or be used for short-term trading purposes.


 How has the fund performed in the past?

   The bar chart and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next. The fund's past performance is no guarantee of its future returns.

   The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns accompanying the following chart. The returns are only for the years depicted in the chart.

T. ROWE PRICE

 INSERT BAR
CHART HERE
  Calendar Year Total Returns
 -------------------------------
  1994              -2.65%
  1995              13.16
  1996               3.67
  1997               6.75
  1998               5.63
 -------------------------------



          Quarter ended              Total return

 Best quarter                          3/31/1995 4.98%

 Worst quarter                         3/31/1994 -3.72%

 Table 1  Average Annual Total Returns
                                                        Periods ended December 31, 1998
                                                                          Since inception
                                                       1 year   5 years      (3/31/93)

  Florida Intermediate Tax-Free Fund                    5.63%    5.19%         5.99%
                                                       ------------------------------------
  Lipper Florida Intermediate Municipal Funds Average   5.28     4.47          5.37
  Lehman Brothers 7-Year GO Municipal Bond Index        6.36     5.83          6.34
 -----------------------------------------------------------------------------------------------


 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.


 What fees or expenses will I pay?

   The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.

 Table 2  Fees and Expenses of the Fund
                                               Annual fund operating expenses
                                        (expenses that are deducted from fund assets)
 -------------------------------------------------------------------------------------
  Management fee                                           0.37%/a/
  Other expenses                                           0.24%
  Total annual fund operating
  expenses                                                 0.61%/a/
  Fee waiver/reimbursement                                 0.01%
  Net expenses                                             0.60%
 -------------------------------------------------------------------------------------


 /a /To limit the fund's expenses, T. Rowe Price contractually obligated itself to waive its fees and bear any expenses from March 1, 1997, through February 28, 1999, which would cause the fund's ratio of expenses to average net assets to exceed 0.60%. Effective March 1, 1999, T. Rowe Price agreed to extend this expense limitation for a period of two years through February 28, 2001. Fees waived or expenses paid or assumed under these agreements are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below

ABOUT THE FUND
   0.60%; however, no reimbursement will be made after February 28, 2001 (for the first agreement), or February 28, 2003 (for the second agreement), or if it would result in the expense ratio exceeding 0.60%. Any amounts reimbursed have the effect of increasing fees otherwise paid by the fund.



   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed, you invest $10,000, you earn a 5% annual return, and you hold the investment for the following periods:

      1 year       3 years      5 years     10 years

        $61         $192         $335         $750
    ----------------------------------------------------




 OTHER INFORMATION ABOUT THE FUND
 ----------------------------------------------------------

 What are the fund's potential rewards?

   The regular income dividends you receive from the fund should be exempt from federal income taxes. Your principal is also expected to be exempt from the Florida intangibles personal property tax for shareholders who live in Florida.


 How does the portfolio manager try to reduce risk?

   Consistent with the fund's objective, the portfolio manager uses various tools to try to reduce risk and increase total return, including:

  . Diversification of assets to reduce the impact of a single holding on the fund's net asset value.

  . Thorough credit research by our own analysts.

  . Adjustment of fund duration to try to reduce the drop in price when interest rates rise or to benefit from the rise in price when rates fall. Duration is a measure of a fund's price sensitivity to interest rate changes.


 What is the credit quality of Florida general obligations and other fund holdings?

   As of June 1, 1999, the state was rated ___ by Moody's, ___ by Standard & Poor's, and ___ by Fitch. The Florida constitution and statutes mandate that the state budget be kept in balance. The state's revenue structure is narrowly based, relying heavily on the sales and use tax. Florida's financial performance has improved over the last several years, supported by above-average economic growth. However, the demand for governmental services will continue to grow because of population growth and state demographics and during a future eco-

T. ROWE PRICE
   nomic slowdown, could strain state finances. Credit ratings and the financial and economic conditions of the state and its obligations are subject to change at any time.


 What about the quality of the fund's other holdings?

   In addition to the state's general obligations, the fund will invest a significant portion of assets in bonds that are rated according to the issuer's individual creditworthiness, such as bonds of local governments and public authorities. While local governments in Florida depend principally on their own revenue sources, they could experience budget shortfalls due to cutbacks in state aid.

   Certain fund holdings do not rely on any government for money to service their debt. Bonds issued by governmental authorities may depend wholly on revenues generated by the project they financed or on other dedicated revenue streams. The credit quality of these "revenue" bonds may vary significantly from that of the state's general obligations.


 Some characteristics of municipal securities


 Who issues municipal securities?

   State and local governments and governmental authorities sell notes and bonds (usually called "municipals") to pay for public projects and services.


 Who buys municipal securities?

   Individuals are the primary investors, and a principal way they invest is through mutual funds. Prices of municipals may be affected by major changes in cash flows of money into or out of municipal funds. For example, substantial and sustained redemptions from municipal bond funds could result in lower prices for these securities.


 What is tax-free about municipal bonds and bond funds?

   The regular income dividends you receive from the fund should be exempt from regular federal income taxes. These dividends may also be exempt from your state's income tax (if any). However, capital gains distributed by the funds are taxable to you. (See Useful Information on Distributions and Taxes for details.)

  . Municipal securities are also called "tax-exempts" because the interest income they provide is usually exempt from federal income taxes.


 Is interest income from municipal issues always exempt from federal taxes?

   No. Since 1986 income from so-called "private activity" municipals has been subject to the federal alternative minimum tax (AMT). For instance, some bonds financing airports, stadiums, and student loan programs fall into this category. These bonds carry higher yields than regular municipals. Shareholders subject to the AMT must include income derived from private activity bonds in their

ABOUT THE FUND
   AMT calculation. Relatively few taxpayers are required to pay the tax. Normally, the fund will not purchase a security if, as a result, more than 20% of the fund's income would be subject to the AMT. The portion of income subject to the AMT will be reported annually to shareholders. (Please see Distributions and Taxes - Taxes on Fund Distributions.)

   Additionally, under highly unusual circumstances, the IRS may determine that a bond issued as tax-exempt should in fact be taxable. If a fund were to hold such a bond, the fund could have to distribute taxable income or reclassify as taxable income that previously distributed as tax-free.


 Why are yields on municipals usually below those on otherwise comparable taxable securities?

   Since the income provided by most municipals is exempt from federal taxation, investors are willing to accept lower yields on a municipal bond than on an otherwise similar (in quality and maturity) taxable bond.


 How can I tell if a tax-free or taxable fund is suitable for me?

   The primary factor is your expected federal income tax rate. The higher your tax bracket, the more likely tax-exempts will be appropriate. If a municipal fund's tax-exempt yield is higher than the after-tax yield on a taxable bond or money fund, then your income will be higher in the municipal fund. To find what a taxable fund would have to yield to equal the yield on a municipal fund, divide the municipal fund's yield by one minus your tax rate. For quick reference, the next table shows a range of taxable-equivalent yields.

 Table 3  Taxable-Equivalent Yields
  If your                                                                       A tax-free yield of
  federal tax                                                          2%     3%     4%     5%     6%     7%
  rate is:                                                                  Equals a taxable yield of:
  28%                                                                 2.8%   4.2%   5.6%   6.9%   8.3%    9.7%
                                                                      ------------------------------------------
  31%                                                                 2.9    4.3    5.8    7.2    8.7    10.1
                                                                      ------------------------------------------
  36%                                                                 3.1    4.7    6.2    7.8    9.4    10.9
                                                                      ------------------------------------------
  39.6%                                                               3.3    5.0    6.6    8.3    9.9    11.6
 --------------------------------------------------------------------------------------------------------------------



 What are the major differences between money market and bond funds?

  . Price Bond funds have fluctuating share prices. Money market funds are managed to maintain a stable share price.

  . Maturity Short- and intermediate-term bond funds have longer average maturities (from one to 10 years) than money market funds (90 days or less). Longer-term bond funds have the longest average maturities (10 years or more).

T. ROWE PRICE
  . Income Short- and intermediate-term bond funds typically offer more income than money market funds and less income than longer-term bond funds.



 SOME BASICS OF FIXED INCOME INVESTING
 ----------------------------------------------------------

 Is a fund's yield fixed or will it vary?

   It will vary. The yield is calculated every day by dividing a fund's net income per share, expressed at annual rates, by the share price. Since both income and share price will fluctuate, a fund's yield will also vary. (Although money fund prices are stable, income is variable.)


 Is yield the same as total return?

   Not for bond funds. The total return reported for a fund is the result of reinvested distributions (income and capital gains) and the change in share price for a given time period. Income is always a positive contributor to total return and can enhance a rise in share price or serve as an offset to a drop in share price. Since money funds are managed to maintain a stable share price, their yield and total return should be the same.


 What is credit quality and how does it affect yield?

   Credit quality refers to a bond issuer's expected ability to make all required interest and principal payments on time. Because highly rated issuers represent less risk, they can borrow at lower interest rates than less creditworthy issuers. Therefore, a fund investing in high-quality securities should have a lower yield than an otherwise comparable fund investing in lower-quality securities.


 What is meant by a bond fund's maturity?

   Every bond has a stated maturity date when the issuer must repay the bond's entire principal value to the investor. However, many bonds are "callable," meaning their principal can be repaid earlier, on or after specified call dates. Bonds are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In that environment, a bond's "effective maturity" is usually its nearest call date.

   A bond mutual fund has no real maturity, but it does have a weighted average maturity and an average effective maturity. This number is an average of the stated or effective maturities of the underlying bonds, with each bond's maturity "weighted" by the percentage of fund assets it represents. Some funds target effective maturities rather than stated maturities when computing the average. This provides additional flexibility in portfolio management but, all else being equal, could result in higher volatility than a fund targeting a stated maturity or maturity range.

ABOUT THE FUND
 What is meant by a bond fund's duration?

   Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It measures this sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the bond's life. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years - the duration. Effective duration takes into account call features and sinking fund payments that may shorten a bond's life.

   Since duration can also be computed for bond funds, you can estimate the effect of interest rates on share price by multiplying fund duration by an expected change in interest rates. For example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if rates rose by one percentage point. (T. Rowe Price bond fund shareholder reports show duration.)


 How is a municipal's price affected by changes in interest rates?

   When interest rates rise, a bond's price usually falls, and vice versa. In general, the longer a bond's maturity, the greater the price increase or decrease in response to a given change in rates, as shown in Table 4.

 Table 4  How Interest Rates May Affect Bond Prices
                                  Price per $1,000 of a Municipal Bond if Interest Rates:
                                     Rates                         Rates
  Bond maturity          Coupon     Increase                      Decrease
                                    --------          2%          --------          2%
                                       1%                            1%
  1 year          2000   3.00%        $990           $981          $1,010         $1,020
                                 ------------------------------------------------------------
  3 years         2002   3.55          972            945           1,029          1,058
                                 ------------------------------------------------------------
  5 years         2004   3.75          956            914           1,046          1,095
                                 ------------------------------------------------------------
  10 years        2009   4.10          922            852           1,085          1,180
                                 ------------------------------------------------------------
  20 years        2019   4.87          883            784           1,138          1,303
                                 ------------------------------------------------------------
  30 years        2029   4.94          861            749           1,175          1,397
 -------------------------------------------------------------------------------------------------


 The table reflects yields on AAA-rated municipals as of May 31, 1999. This is an illustration and does not represent expected yields or share price changes of any T. Rowe Price fund.


 Do money market securities react to changes in interest rates?

   Yes. As interest rates change, the prices of money market securities fluctuate, but changes are usually small because of their very short maturities. Investments are typically held until maturity in a money fund to help the fund maintain a $1.00 share price.

 ABOUT YOUR ACCOUNT
                                        2
 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price fund.


 How and when shares are priced

   Bond funds
   The share price (also called "net asset value" or NAV per share) for a fund is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day the New York Stock Exchange is open for business. To calculate the NAV, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Current market values are used to price fund shares.

  . The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional accounts.


 How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

   Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.


 How you can receive the proceeds from a sale

  . When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. Proceeds sent by ACH transfer should be credited the second day after the sale. ACH is an automated method of initiating payments from, and receiving payments in, your

ABOUT YOUR ACCOUNT
   financial institution account. The ACH system is supported by over 20,000 banks, savings banks, and credit unions. Proceeds sent by bank wire should be credited to your account the next business day.

  . Exception: Under certain circumstances and when deemed to be in the fund's best interests, your proceeds may not be sent for up to seven calendar days after we receive your redemption request.

  . If for some reason we cannot accept your request to sell shares, we will contact you.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------
  . All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the business day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   Income dividends
  . Bond funds declare income dividends daily at 4 p.m. ET to shareholders of record at that time provided payment has been received on the previous business day.

  . Dividends are paid on the first business day of each month.

  . Fund shares will earn dividends through the date of redemption; also, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

T. ROWE PRICE
   Capital gains
  . A capital gain or loss is the difference between the purchase and sale price of a security.

  . If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month.


 Tax Information

  . You will be sent timely information for your tax filing needs.

   Although the regular monthly income dividends you receive from the fund are expected to be exempt from federal and state and local (if any) income taxes, you need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.

  . The fund makes a distribution to your account.

   Note: You must report your total tax-exempt income on IRS Form 1040. The IRS uses this information to help determine the tax status of any Social Security payments you may have received during the year. For shareholders who receive Social Security benefits, the receipt of tax-exempt interest may increase the portion of benefits that are subject to tax.

   If a fund invests in certain "private activity" bonds, shareholders who are subject to the alternative minimum tax (AMT) must include income generated by these bonds in their AMT computation. The portion of your fund's income that should be included in your AMT calculation, if any, will be reported to you in January.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes. If you realize a loss on the sale or exchange of fund shares held six months or less, your capital loss is reduced by the tax-exempt dividends received on those shares.

   In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For most new accounts or those opened by exchange in 1984 or later, we will provide the gain or loss on the shares you sold during the year, based on the "average cost," single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

ABOUT YOUR ACCOUNT
   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions
   In January, you will be sent Form 1099-DIV indicating the tax status of any capital gain distributions made to you. This information will also be reported to the IRS. A fund's capital gain distributions are generally taxable to you for the year in which they were paid. Dividends are expected to be tax-exempt.

   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income and long-term gains on securities held more than 12 months are taxed at a maximum rate of 20%. If you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term loss will be reclassified to a long-term loss to the extent of any long-term capital gain distribution received during the period you held the shares.

   A portion of the capital gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses. Therefore, to the extent the fund invests in these securities, the likelihood of a taxable gain distribution will be increased.

  . Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain distribution
   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions.

   Intangibles Tax
   Although Florida does not have a state income tax, it does impose an intangibles property tax that applies to shares of mutual funds. However, a fund that is invested solely in Florida municipal obligations, U.S. government obligations, and certain other designated securities on January 1 is exempt from the intangibles tax. If a fund's portfolio is not 100% invested in these exempt securities on January 1, the exemption applies only to the portion of assets (if any) invested in U.S. government obligations.

T. ROWE PRICE
   The fund will make every effort to have its portfolio invested exclusively in exempt securities on January 1 and, therefore, expects that the value of all fund shares will be exempt from the intangibles tax. Nevertheless, exemption is not guaranteed, since the fund has the right under certain conditions to invest in nonexempt securities.



 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------
  . Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment
   If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price fund as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks. The fund does not accept purchases made by credit card check.


 Sale (Redemption) Conditions

   Holds on immediate redemptions: 10-day hold
   If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. If, during the clearing period, we receive a check drawn against your bond or money market account, it will be returned marked "uncollected." (The 10-day hold does not apply to the following: purchases paid for by bank wire; cashier's, certified, or treasurer's checks; or automatic purchases through your paycheck.)

   Telephone, Tele*Access/(R)/, and personal computer transactions
   Exchange and redemption services through telephone and Tele*Access are established automatically when you sign the New Account Form unless you check the boxes that state you do not want these services. Personal computer transactions must be authorized separately. T. Rowe Price funds and their agents use reasonable procedures (including shareholder identity verification) to confirm that instructions given by telephone or computer are genuine; they are not liable for

ABOUT YOUR ACCOUNT
   acting on these instructions. If these procedures are not followed, it is the opinion of certain regulatory agencies that the funds and their agents may be liable for any losses that may result from acting on the instructions. A confirmation is sent promptly after a transaction. All telephone conversations are recorded.

   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading

  . T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the fund and raise its expenses. To deter such activity, the fund has adopted an excessive trading policy. If you violate our excessive trading policy, you may be barred indefinitely and without further notice from further purchases of T. Rowe Price funds.

  . Trades placed directly with T. Rowe Price  If you trade directly with T.
   Rowe Price, you can make one purchase and sale involving the same fund within any 120-day period. For example, if you are in fund A, you can move substantial assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C. If you exceed this limit, you are in violation of our excessive trading policy.

   Two types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a nonmoney fund are not exempt); and 2) systematic purchases or redemptions (see Information About Your Services).

  . Trades placed through intermediaries If you purchase fund shares through an intermediary including a broker, bank, investment adviser, or other third party and hold them for less than 60 calendar days, you are in violation of our excessive trading policy.


 Keeping Your Account Open

   Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.

T. ROWE PRICE
 Small Account Fee

   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the fund's transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum level. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/ UTMA accounts, for which the limit is $500. The fee will be waived for any investor whose T. Rowe Price mutual fund investments total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee will not apply to IRAs and other retirement plan accounts. (A separate custodial fee may apply to IRAs and other retirement plan accounts.)


 Signature Guarantees

  . A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  . Remitting redemption proceeds to any person, address, or bank account not on record.

  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  . Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUND
                                        3
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How is the fund organized?

   The T. Rowe Price State Tax-Free Income Trust (the "Trust") was organized in 1986 as a Massachusetts business trust and is a "nondiversified, open-end investment company," or mutual fund. This fund was organized in 1993. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives. In 1998, the fund changed its name from the Florida Insured Intermediate Tax-Free Fund to its current name.

  . Shareholders benefit from T. Rowe Price's 62 years of investment management experience.


 What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

  . Receive a proportional interest in a fund's income and capital gain distributions.

  . Cast one vote per share on certain fund matters, including the election of fund trustees, changes in fundamental policies, or approval of changes in the fund's management contract.


 Do T. Rowe Price funds have annual shareholder meetings?

   The fund is not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, does not intend to do so except when certain matters, such as a change in its fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone, or on the Internet.

T. ROWE PRICE
 Who runs the fund?

   General Oversight
   The Trust is governed by a Board of Trustees that elects the Trust's officers and meets regularly to review the fund's investments, performance, expenses, and other business affairs. The policy of the Trust is that a majority of Board members are independent of T. Rowe Price.

  . All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price - specifically by the fund's portfolio managers.

   Portfolio Management
   The fund has an Investment Advisory Committee with the following members:
   Charles B. Hill, Chairman, Jeremy N. Baker, Robert A. Donahue, Konstantine B. Mallas, Mary J. Miller, Julie A. Salsbery, and Arthur S. Varnado. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund's investment program. Mr. Hill was appointed chairman of the fund's committee in 1996. He joined T. Rowe Price in 1991 and has been managing investments since 1986.

   The Management Fee
   This fee has two parts - an "individual fund fee," which reflects a fund's particular characteristics, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, and any institutional, index, or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

   Group Fee Schedule

                                                                        0.334%            First $50 billion/a/
                                                                       -----------------------------------------
                                                                        0.305%            Next $30 billion
                                                                       -----------------------------------------
                                                                        0.300%            Next $40 billion
                                                                       -----------------------------------------
                                                                        0.295%            Thereafter
    -----------------------------------------------------------------------------------------------------------------


   /a/     Represents a blended group fee rate containing various break points.



   The fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the T. Rowe Price funds described previously. Based on combined T. Rowe Price funds' assets of over $89 billion at March 31, 1999, the group fee was 0.32%. The individual fund fee is 0.05%.

MORE ABOUT THE FUND
 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us; in our newsletter, The Price Report; in T. Rowe Price advertisements; and in the media.


 Total Return

   This tells you how much an investment in a fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

   Advertisements for a fund may include cumulative or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.


 Cumulative Total Return

   This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, a fund could have a 10-year positive cumulative return despite experiencing three negative years during that time.


 Average Annual Total Return

   This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, provided you held it for the entire period.


 Yield

   The current or "dividend" yield on a fund or any investment tells you the relationship between the investment's current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized, and divided by the price at the end of the given period. For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period.

   For bond funds, the advertised or Securities and Exchange Commission (SEC) yield is found by determining the net income per share (as defined by the SEC) earned by a fund during a 30-day base period and dividing this amount by the per share price on the last day of the base period. The SEC yield may differ from the dividend yield.

T. ROWE PRICE
 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------
   This section takes a detailed look at some of the types of securities the fund may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. The fund's investment program is subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change the fund's objective and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies" that can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. The fund adheres to applicable investment restrictions and policies at the time it makes an investment. A later change in circumstances does not cause a violation of the restriction and will not require the sale of an investment if it was proper at the time it was made.

   The fund's holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in the prospectus. For instance, this fund is not permitted to invest more than 10% of total assets in residual interest bonds. While these restrictions provide a useful level of detail about the fund's investment program, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in residual interest bonds could have significantly more of an impact on the fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all the fund's other investments.

   Changes in the fund's holdings, the fund's performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

  . Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help the fund achieve its objective.


 Types of Portfolio Securities

   In seeking to meet its investment objective, the fund may invest in any type of municipal security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe the principal types of portfolio securities and investment management practices of the fund.

   Fundamental policy The fund is registered as a nondiversified mutual fund. This means that the fund may invest a greater portion of its assets in a single issuer than a diversified fund, which may subject the fund to greater risk of price declines. However, because the fund intends to qualify as a "regulated investment company" under the Internal Revenue Code, it must invest so that, at the

MORE ABOUT THE FUND
   end of each quarter, with respect to 50% of its total assets, no more than 5% of its assets is invested in the securities of a single issuer, and with respect to the remaining 50%, no more than 25% of its assets is invested in a single issuer.

   Municipal Securities
   The fund's assets are invested primarily in various tax-free municipal debt securities. The issuers have a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date or dates. An issuer may have the right to redeem or "call" a bond before maturity, and the fund may have to reinvest the proceeds at lower rates.

   There are two broad categories of municipal bonds. General obligation bonds are backed by the issuer's "full faith and credit," that is, its full taxing and revenue raising power. Revenue bonds usually rely exclusively on a specific revenue source, such as charges for water and sewer service, to generate money for debt service.

  . In purchasing municipals, the fund relies on the opinion of the issuer's bond counsel regarding the tax-exempt status of the investment.

   Private Activity Bonds and Taxable Securities
   While income from most municipals is exempt from federal income taxes, the income from certain types of so-called private activity bonds (a type of revenue bond) may be subject to the alternative minimum tax (AMT). However, only persons subject to the AMT pay this tax. Private activity bonds may be issued for purposes such as housing or airports or to benefit a private company. (Being subject to the AMT does not mean the investor necessarily pays this tax. For further information, please see Distributions and Taxes.)

   Fundamental policy Under normal market conditions, the fund will not purchase any security if, as a result, less than 80% of the fund's income would be exempt from federal income taxes. Up to 20% of fund income could be derived from securities subject to the alternative minimum tax.

   Operating policy During periods of abnormal market conditions, for temporary defensive purposes, the fund may invest without limit in high-quality, short-term securities whose income is subject to federal income taxes.

   In addition to general obligation and revenue bonds, the fund's investments may include, but are not limited to, the following types of securities:

   Municipal Lease Obligations
   A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government's unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to

T. ROWE PRICE
   purchase a lease obligation, the fund would assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. The fund may also purchase unrated lease obligations.

   Municipal Warrants
   Municipal warrants are essentially call options on municipal bonds. In exchange for a premium, they give the purchaser the right, but not the obligation, to purchase a municipal bond in the future. The fund might purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity.

   Operating policy The fund may invest up to 2% of its total assets in municipal warrants.

   Securities With "Puts" or Other Demand Features
   Some longer-term municipals give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request - usually one to seven days. This demand feature enhances a security's liquidity by dramatically shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the fund may be forced to hold the longer-term security, which could experience substantially more volatility.

   Securities With Credit Enhancements
  . Letters of credit Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal security should default.

  . T. Rowe Price periodically reviews the credit quality of the insurer.

  . Municipal Bond Insurance This insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability.

   The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could

MORE ABOUT THE FUND
   strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders, such as the fund. The number of municipal bond insurers is relatively small, and not all of them have the highest rating.

  . Standby Purchase Agreements A Standby Bond Purchase Agreement (SBPA) is a liquidity facility provided to pay the purchase price of bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

   Synthetic or Derivative Securities
   Derivatives and synthetics in which the fund may invest include:

  . Residual Interest Bonds (These are a type of potentially high-risk derivative.) The income stream provided by an underlying bond is divided to create two securities, one short term and one long term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term bonds can be very volatile and may be less liquid than other municipals of comparable maturity. The fund will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

   Operating policy The fund may invest up to 10% of its total assets in residual interest bonds.

  . Participation Interests This term covers various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The fund will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter. There is no limit on the amount that the fund can invest in these securities.

  . Embedded Interest Rate Swaps and Caps In a fixed rate, long-term municipal bond with an interest rate swap attached to it, the bondholder usually receives the bond's fixed coupon payment as well as a variable rate payment that represents the difference between a fixed rate for the term of the swap (which is typically shorter than the bond it is attached to) and a variable rate, short-term municipal index. The bondholder receives excess income when short-term rates remain below the fixed interest rate swap rate. If short-term rates rise above the

T. ROWE PRICE
   fixed income swap rate, the bondholder's income is reduced. At the end of the interest rate swap term, the bond reverts to a single fixed coupon payment.

   An embedded interest rate cap allows the bondholder to receive payments whenever short-term rates rise above a level established at the time of purchase. They normally are used to hedge against rising short-term interest rates.

   Both instruments may be volatile and of limited liquidity, and their use may adversely affect the fund's total return.

   Operating policy The fund may invest up to 10% of its total assets in embedded interest rate swaps and caps.

   Private Placements
   The fund may seek to enhance its yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability.

   Operating policy The fund may invest up to 15% of its net assets in illiquid securities, including unmarketable private placements.


 Types of Investment Management Practices

   Reserve Position
   The fund will hold a portion of its assets in short-term, tax-exempt money market securities maturing in one year or less. The reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments; can help in structuring the fund's weighted average maturity; and serves as a short-term defense during periods of unusual market volatility. The fund's reserve position can consist of shares of one or more
   T. Rowe Price internal money market funds as well as short-term, investment-grade securities, including tax-exempt commercial paper, municipal notes, and short-term maturity bonds. Some of these securities may have adjustable, variable, or floating rates. For temporary, defensive purposes, the fund may invest without limitation in money market reserves. The effect of taking such a position is that the fund may not achieve its investment objective.

   When-Issued Securities and Forwards
   New issues of municipals are often sold on a "when-issued" basis, that is, delivery and payment take place 15 - 45 days after the buyer has agreed to the purchase. Some bonds, called "forwards," have longer-than-standard settlement dates, typically six to 24 months. When buying these securities, the fund will maintain cash or high-grade marketable securities held by its custodian equal in value to its commitment for these securities. The fund does not earn interest on when-issued and forward securities until settlement, and the value of the securities may fluc-

MORE ABOUT THE FUND
   tuate between purchase and settlement. Municipal "forwards" typically carry a substantial yield premium to compensate the buyer for their greater interest rate, credit, and liquidity risks.

   Interest Rate Futures
   Futures (a type of potentially high-risk derivative) are often used to manage risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Specifically, the fund may use futures (and options on futures) for any number of reasons, including: to hedge against a potentially unfavorable change in interest rates and to adjust its exposure to the municipal bond market; to protect portfolio value; in an effort to enhance income; as a cash management tool; and to adjust portfolio duration. The use of futures for hedging and non-hedging purposes may not always be successful. Their prices can be highly volatile, using them could lower the fund's total return, and the potential loss from their use could exceed the fund's initial exposure to such contracts.

   Operating policy Initial margin deposits on futures and premiums on options used for non-hedging purposes will not equal more than 5% of the fund's net asset value.

   Borrowing Money and Transferring Assets
   The fund can borrow money from banks and other Price funds as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund's investment objective and program. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.

   Operating policy The fund may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of the fund's total assets. The fund may not purchase additional securities when borrowings exceed 5% of total assets.

   Portfolio Turnover
   The fund generally purchases securities with the intention of holding them for investment; however, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. Due to the nature of the fund's investment program, its portfolio turnover rate may exceed 100%. Although the fund does not expect to generate any taxable income, a high turnover rate may increase transaction costs and may affect taxes paid by shareholders to the extent short-term gains are distributed. The fund's portfolio turnover rates for the fiscal years ending February 28, 1999, 1998, and 1997, were 26.9%, 25.0%, and 75.8%, respectively.

T. ROWE PRICE
   Sector Concentration
   It is possible that the fund could have a considerable amount of assets (25% or more) in securities that would tend to respond similarly to particular economic or political developments. An example would be securities of issuers related to a single industry, such as hospital bonds.

   Operating policy The fund is limited to 25% of total assets in industrial development bonds of projects in the same industry (such as solid waste, nuclear utility, or airlines). Bonds which are refunded with escrowed U.S. government securities are not subject to the 25% limitation.

   Credit-Quality Considerations
   The credit quality of most bond issues is evaluated by rating agencies such as Moody's and Standard & Poor's on the basis of the issuer's ability to meet all required interest and principal payments. The highest ratings are assigned to issuers perceived to be the best credit risks. T. Rowe Price research analysts also evaluate all portfolio holdings of the fund, including those rated by outside agencies. Other things being equal, lower-rated bonds have higher yields due to greater risk. High-yield bonds, also called "junk" bonds, are those rated below BBB.

   Table 5 shows the rating scale used by the major rating agencies, and Table 6 provides an explanation of quality ratings. T. Rowe Price considers publicly available ratings but emphasizes its own credit analysis when selecting investments.

 Table 5  Ratings of Municipal Debt Securities
                   Moody's        Standard &
                   Investors      Poor's           Fitch
                   Service, Inc.  Corporation      IBCA, Inc.            Definition
  Long Term         Aaa            AAA              AAA                   Highest quality
                   ----------------------------------------------------------------------------------------------
                    Aa             AA               AA                    High quality
                   ----------------------------------------------------------------------------------------------
                    A              A                A                     Upper medium grade
                   ----------------------------------------------------------------------------------------------
                    Baa            BBB              BBB                   Medium grade
                   Moody's                         S&P                            Fitch IBCA
  Short Term        MIG1/ VMIG1    Best quality     SP1+   Very strong quality     F-1+   Exceptionally strong
                                                    SP1    Strong grade            F-1    quality
                                                                                          Very strong quality
                   ----------------------------------------------------------------------------------------------
                    MIG2/ VMIG2    High quality     SP2    Satisfactory grade      F-2    Good credit quality
                   ----------------------------------------------------------------------------------------------
  Commercial        P-1            Superior         A-1+   Extremely strong        F-1+   Exceptionally strong
  Paper                            quality          A-1    quality                 F-1    quality
                                                           Strong quality                 Very strong quality
                   ----------------------------------------------------------------------------------------------
                    P-2            Strong quality   A-2    Satisfactory quality    F-2    Good credit quality
 ---------------------------------------------------------------------------------------------------------------------

MORE ABOUT THE FUND

 Table 6  Explanation of Quality Ratings
                                          Bond
                                          Rating    Explanation
  Moody's Investors                        Aaa       Highest quality, smallest degree of
  Service, Inc.                                      investment risk.
                                          -----------------------------------------------------
                                           Aa        High quality; together with Aaa bonds,
                                                     they compose the high-grade bond group.
                                          -----------------------------------------------------
                                           A         Upper-medium-grade obligations; many
                                                     favorable investment attributes.
                                          -----------------------------------------------------
                                           Baa       Medium-grade obligations; neither highly
                                                     protected nor poorly secured. Interest
                                                     and principal appear adequate for the
                                                     present, but certain protective elements
                                                     may be lacking or may be unreliable over
                                                     any great length of time.
                                          -----------------------------------------------------
                                           Ba        More uncertain with speculative
                                                     elements. Protection of interest and
                                                     principal payments not well safeguarded
                                                     in good and bad times.
                                          -----------------------------------------------------
                                           B         Lack characteristics of desirable
                                                     investment; potentially low assurance of
                                                     timely interest and principal payments
                                                     or maintenance of other contract terms
                                                     over time.
                                          -----------------------------------------------------
                                           Caa       Poor standing, may be in default;
                                                     elements of danger with respect to
                                                     principal or interest payments.
                                          -----------------------------------------------------
                                           Ca        Speculative in high degree; could be in
                                                     default or have other marked
                                                     shortcomings.
                                          -----------------------------------------------------
                                           C         Lowest rated. Extremely poor prospects
                                                     of ever attaining investment standing.
                                          -----------------------------------------------------
  Standard & Poor's                        AAA       Highest rating; extremely strong
  Corporation                                        capacity to pay principal and interest.
                                          -----------------------------------------------------
                                           AA        High quality; very strong capacity to
                                                     pay principal and interest.
                                          -----------------------------------------------------
                                           A         Strong capacity to pay principal and
                                                     interest; somewhat more susceptible to
                                                     the adverse effects of changing
                                                     circumstances and economic conditions.
                                          -----------------------------------------------------
                                           BBB       Adequate capacity to pay principal and
                                                     interest; normally exhibit adequate
                                                     protection parameters, but adverse
                                                     economic conditions or changing
                                                     circumstances more likely to lead to
                                                     weakened capacity to pay principal and
                                                     interest than for higher-rated bonds.
                                          -----------------------------------------------------
                                           BB, B,    Predominantly speculative with respect
                                           CCC, CC   to the issuer's capacity to meet
                                                     required interest and principal
                                                     payments. BB - lowest degree of
                                                     speculation;
                                                     CC - the highest degree of speculation.
                                                     Quality and protective characteristics
                                                     outweighed by large uncertainties or
                                                     major risk exposure to adverse
                                                     conditions.
                                          -----------------------------------------------------
                                           D         In default.
                                          -----------------------------------------------------
  Fitch IBCA, Inc.                         AAA       Highest quality; obligor has
                                                     exceptionally strong ability to pay
                                                     interest and repay principal, which is
                                                     unlikely to be affected by reasonably
                                                     foreseeable events.
                                          -----------------------------------------------------
                                           AA        Very high quality; obligor's ability to
                                                     pay interest and repay principal is very
                                                     strong. Because bonds rated in the AAA
                                                     and AA categories are not significantly
                                                     vulnerable to foreseeable future
                                                     developments, short-term debt of these
                                                     issuers is generally rated F-1+.
                                          -----------------------------------------------------
                                           A         High quality; obligor's ability to pay
                                                     interest and repay principal is
                                                     considered to be strong, but may be more
                                                     vulnerable to adverse changes in
                                                     economic conditions and circumstances
                                                     than higher-rated bonds.
                                          -----------------------------------------------------
                                           BBB       Satisfactory credit quality; obligor's
                                                     ability to pay interest and repay
                                                     principal is considered adequate.
                                                     Unfavorable changes in economic
                                                     conditions and circumstances are more
                                                     likely to adversely affect these bonds
                                                     and impair timely payment. The
                                                     likelihood that the ratings of these
                                                     bonds will fall below investment grade
                                                     is higher than for higher-rated bonds.
                                          -----------------------------------------------------
                                           BB,       Not investment grade; predominantly
                                           CCC,      speculative with respect to the issuer's
                                           CC, C     capacity to repay interest and repay
                                                     principal in accordance with the terms
                                                     of the obligation for bond issues not in
                                                     default. BB is the least speculative. C
                                                     is the most speculative.
 ---------------------------------------------------------------------------------------------------

T. ROWE PRICE
 Year 2000 Processing Issue

   Many computer programs use two digits rather than four to identify the year. These programs, if not adapted, will not correctly handle the change from "99" to "00" on January 1, 2000, and will not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.

   T. Rowe Price has implemented steps intended to assure that major computer systems and processes are capable of Year 2000 processing. We are working with third parties to assess the adequacy of their compliance efforts and are developing contingency plans intended to assure that third-party noncompliance will not materially affect T. Rowe Price's operations.

   Companies, organizations, governmental entities, and markets in which the T. Rowe Price funds invest will be affected by the Year 2000 issue, but at this time the funds cannot predict the degree of impact. For funds that invest in foreign markets, especially emerging markets, it is possible foreign companies and markets will not be as prepared for Year 2000 as domestic companies and markets. To the extent the effect of Year 2000 is negative, a fund's returns could be reduced.



 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------
   Table 7, which provides information about the fund's financial history, is based on a single share outstanding throughout each fiscal year. The table is part of the fund's financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The financial statements in the annual report were audited by the fund's independent accountants, PricewaterhouseCoopers LLP.

MORE ABOUT THE FUND

 Table 7  Financial Highlights
                                               Year ended February 28
  Tax-Exempt Money Fund          1995       1996/a/    1997       1998        1999
 --------------------------------------------------------------------------------------------

  Net asset value,
  beginning of period           $ 10.30    $ 10.14    $ 10.61    $ 10.52    $  10.75
  Income From Investment Operations
  Net investment income           0.43/b/    0.47/b/    0.46/b/    0.46/b/   0.46/b/
                                --------------------------------------------------------
  Net gains or losses on
  securities (both realized       (0.14)      0.47      (0.07)      0.23        0.11
  and unrealized)
                                --------------------------------------------------------
  Total from investment
  operations                       0.29       0.94       0.39       0.69        0.57
  Less Distributions
  Dividends (from net             (0.43)     (0.47)     (0.46)     (0.46)      (0.46)
  investment income)
                                --------------------------------------------------------
  Distributions (from capital     (0.02)        --      (0.02)        --          --
  gains)
                                --------------------------------------------------------
  Total distributions             (0.45)     (0.47)     (0.48)     (0.46)      (0.46)
                                --------------------------------------------------------
  Net asset value,              $ 10.14    $ 10.61    $ 10.52    $ 10.75    $  10.86
  end of period
                                --------------------------------------------------------
  Total return                     3.01%/b/   9.41%/b/   3.81%/b/   6.71%/b/    5.37%/b/
  Ratios/Supplemental Data
  Net assets, end of period     $51,922    $67,260    $78,783    $90,941    $102,620
  (in thousands)
                                --------------------------------------------------------
  Ratio of expenses to average     0.60%/b/   0.60%/b/   0.60%/b/   0.60%/b/    0.60%/b/
  net assets
                                --------------------------------------------------------
  Ratio of net income to           4.38%/b/   4.47%/b/   4.39%/b/   4.35%/b/    4.23%/b/
  average net assets
                                --------------------------------------------------------
  Portfolio turnover rate         140.5%      98.7%      75.8%      25.0%       26.9%
 --------------------------------------------------------------------------------------------



 /a/       Period ended February 29.

 /b/
   Excludes expenses in excess of a 0.60% voluntary expense limitation in effect through February 28, 1999.

 INVESTING WITH T. ROWE PRICE
                                        4
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
Tax Identification Number
We must have your correct Social Security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.

 Institutional Accounts
Transaction procedures in the following sections may not apply to institutional accounts. For institutional account procedures, please call your designated account manager or service representative.



 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
$2,500 minimum initial investment; $1,000 for retirement plans or gifts or transfers to minors (UGMA/UTMA) accounts

Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

By Mail
Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address in the next paragraph. We do not accept third-party checks to open new accounts.

Mail via United States Postal Service
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21297-1300

MORE ABOUT THE FUND
Mail via private carriers/overnight services
T. Rowe Price Account Services 10090 Red Run Blvd. Owings Mills, MD 21117-4842

By Wire
Call Investor Services for an account number and give the following wire information to your bank:

Receiving Bank:  PNC Bank, N.A. (Pittsburgh) Receiving Bank ABA#:  043000096
Beneficiary: T. Rowe Price [fund name] Beneficiary Account: 1004397951 Originator to Beneficiary Information (OBI): name of owner(s) and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed below.

Note: No services will be established and IRS penalty withholding may occur until a signed New Account Form is received.

By Exchange
Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Information About Your Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. For limitations on exchanging, see explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person
Drop off your New Account Form at any location listed on the cover and obtain a receipt.



 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
$100 minimum purchase; $50 minimum for retirement plans, Automatic Asset Builder, and gifts or transfers to minors (UGMA/UTMA) accounts.

By ACH Transfer
Use Tele*Access or your personal computer or call Investor Services if you have established electronic transfers using the ACH network.

T. ROWE PRICE
By Wire
Call Shareholder Services or use the wire address listed in Opening a New
Account.

By Mail
1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

3. Remember to provide your account number and the fund name on the memo line of your check.

Mail via United States Postal Service
T. Rowe Price Funds Account Services P.O. Box 17300 Baltimore, MD 21297-1300

/(For //mail via private carriers and overnight services//, see previous / /section.)/

By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.



 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
Exchange Service
You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.)

Redemptions
Redemption proceeds can be mailed to your account address, sent by ACH transfer to your bank, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers - By Wire under Information About Your Services.

Some of the T. Rowe Price funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months or one year, as specified in the prospectus. The fee is paid to the fund.

INVESTING WITH T. ROWE PRICE
By Phone
Call Shareholder Services
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer, Tele*Access (if you have previously authorized telephone services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements - Excessive Trading.

By Mail
For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to indicate any fund you are exchanging out of and the fund or funds you are exchanging into. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees). Please use the appropriate address below:

Mail via United States Postal Service
T. Rowe Price Account Services P.O. Box 17302 Baltimore, MD 21297-1302

Mailgram, Express, Registered, or Certified Mail
T. Rowe Price Account Services 10090 Red Run Boulevard Owings Mills, MD 21117



 RIGHTS RESERVED BY THE FUND
 ----------------------------------------------------------
The fund and its agents reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone or mailgram;
(3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order (including, but not limited to, orders deemed to result in excessive trading, market timing, fraud, or 5% ownership) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; (5) to freeze any account and suspend account services when notice has been received of a dispute

T. ROWE PRICE
between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (6) to otherwise modify the conditions of purchase and any services at any time; or (7) to act on instructions believed to be genuine. These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund.

In an effort to protect the fund from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of the fund, except upon approval of the fund's management.



 INFORMATION ABOUT YOUR SERVICES
 ----------------------------------------------------------
Shareholder Services 1-800-225-5132 Investor Services 1-800-638-5660
Many services are available to you as a T. Rowe Price shareholder; some you receive automatically, and others you must authorize or request on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section discusses some of the services currently offered. Our Services Guide, which we mail to all new shareholders, contains detailed descriptions of these and other services.

Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

Retirement Plans
We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k), and 403(b)(7). For information on IRAs, call Investor Services. For information on all other retirement plans, including our no-load variable annuity, please call our Trust Company at 1-800-492-7670.

INVESTING WITH T. ROWE PRICE
Automated Services Tele*Access 1-800-638-2587 24 hours, 7 days
Tele*Access
24-hour service via toll-free number enables you to (1) access information on fund yields, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers in this section).

Web Address www.troweprice.com
After obtaining proper authorization, account transactions may also be conducted through our Web site on the Internet. If you subscribe to America Online/(R)/, you can access our Web site via keyword "T. Rowe Price" and conduct transactions in your account.

Plan Account Line 1-800-401-3279
Plan Account Line
This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the back cover.

Electronic Transfers
By ACH
With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

Checkwriting
(Not available for equity funds, or the High Yield or Emerging Markets Bond Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

T. ROWE PRICE
Automatic Investing
($50 minimum) You can invest automatically in several different ways, including:

Automatic Asset Builder
You instruct us to move $50 or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.



 T. ROWE PRICE BROKERAGE
 ----------------------------------------------------------
To open an account 1-800-638-5660 For existing brokerage investors
1-800-225-7720
This service gives you the opportunity to consolidate all of your investments with one company. Investments available through our brokerage service include stocks, options, bonds, and others at commission savings over full-service brokers. We also provide a wide range of services, including:

Automated telephone and computer services
You can enter stock and option orders, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Internet-Trader. Any trades executed through Tele-Trader save you an additional 10% on commissions. You will save 20% on commissions for stock trades and 10% on option trades when you use Internet-Trader. All trades are subject to a $35 minimum commission except stock trades placed through Internet-Trader, which are subject to a $29.95 minimum commission.

Investor information
A variety of informative reports, such as our Brokerage Insights series and S&P Market Month newsletter, as well as access to on-line research tools can help you better evaluate economic trends and investment opportunities.

INVESTING WITH T. ROWE PRICE
Dividend Reinvestment Service
Virtually all stocks held in customer accounts are eligible for this free service.

/T. Rowe Price// Brokerage is a division of //T. Rowe Price// Investment / /Services, Inc., Member NASD/SIPC./



 INVESTMENT INFORMATION
 ----------------------------------------------------------
To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements. Most of this information is also available on our Web site at www.troweprice.com.

Shareholder Reports
Fund managers' reviews of their strategies and performance. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at 100 East Pratt Street, Baltimore, Maryland 21202.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies.

Performance Update
A quarterly review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides
Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A T. Rowe Price Guide to International Investing, Managing Your Retirement Distribution, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, and Tax Considerations for Investors.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and informative reports.
 For Mutual Fund or T. Rowe Price Brokerage Information
 Investor Services
 1-800-638-5660

For Existing Accounts
 Shareholder Services
 1-800-225-5132

For Yields, Prices, Account Information, or to Conduct Transactions
 Tele*Access/(R)/
 24 hours, 7 days 1-800-638-2587

Internet Address
 www.troweprice.com



Headquarters
 100 East Pratt St. Baltimore, MD 21202
Walk-in
Investor Centers
 101 East Lombard St. Baltimore, MD 21202

 T. Rowe Price Financial Center 10090 Red Run Blvd. Owings Mills, MD 21117

 Farragut Square 900 17th Street, N.W. Washington, D.C. 20006

 Warner Center, Plaza 5 21800 Oxnard Street Suite 270 Woodland Hills, CA 91367

 4200 West Cypress St. 10th Floor Tampa, FL 33607

 4410 Arrows West Drive Colorado Springs, CO 80907
A Statement of Additional Information about the fund has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about the fund's investments, including a review of market conditions and the manager's recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, call 1-800-638-5660.

Fund reports and Statements of Additional Information are also available from the Securities and Exchange Commission by calling 1-800-SEC-0330 or by writing the SEC's Public Reference Section, Washington, D.C. 20549-6009 (you will be charged a duplicating fee); by visiting the SEC's public reference room; or by consulting the SEC's Web site at www.sec.gov.
1940 Act File No. 811-4521
LOGO
F91-040 7/1/99

 PROSPECTUS
July 1, 1999
T. Rowe Price Georgia Tax-Free Bond Fund

 A long-term bond fund for investors seeking income exempt from federal and Georgia state income taxes.
 The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
T. ROWE PRICE RAM LOGO

T. Rowe Price State Tax-Free Income Trust Georgia Tax-Free Bond Fund
Prospectus

July 1, 1999

1             ABOUT THE FUND
              Objective, Strategy, Risks, and Expenses
              -----------------------------------------------
              Other Information About the Fund
              -----------------------------------------------
              Some Basics of Fixed Income Investing
              -----------------------------------------------

2             ABOUT YOUR ACCOUNT
              Pricing Shares and Receiving
              Sale Proceeds
              -----------------------------------------------
              Distributions and Taxes
              -----------------------------------------------
              Transaction Procedures and
              Special Requirements
              -----------------------------------------------

3             MORE ABOUT THE FUND
              Organization and Management
              -----------------------------------------------
              Understanding Performance Information
              -----------------------------------------------
              Investment Policies and Practices
              -----------------------------------------------
              Financial Highlights
              -----------------------------------------------

4             INVESTING WITH T. ROWE PRICE
              Account Requirements
              and Transaction Information
              -----------------------------------------------
              Opening a New Account
              -----------------------------------------------
              Purchasing Additional Shares
              -----------------------------------------------
              Exchanging and Redeeming
              -----------------------------------------------
              Rights Reserved by the Fund
              -----------------------------------------------
              Information About Your Services
              -----------------------------------------------
              T. Rowe Price Brokerage
              -----------------------------------------------
              Investment Information
              -----------------------------------------------


 Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc., and its affiliates managed $147.8 billion, including over $7.1 billion in municipal bond assets, for more than seven million individual and institutional investor accounts as of March 31, 1999.
 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

 ABOUT THE FUND
                                        1
 OBJECTIVE, STRATEGY, RISKS, AND EXPENSES
 ----------------------------------------------------------
   To help you decide whether this fund is appropriate for you, this section reviews its major characteristics.


 What is the fund's objective?

   The fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and Georgia state income taxes by investing primarily in investment-grade Georgia municipal bonds.


 What is the fund's principal investment strategy?

   We will invest at least 65% of assets in Georgia municipal bonds. The fund's weighted average maturity is expected to exceed 15 years.

   The fund will generally purchase investment-grade securities, which means their ratings are within the four highest credit categories (AAA, AA, A, BBB) as determined by a national rating organization or, if unrated, by T. Rowe Price. The fund may occasionally purchase below-investment-grade securities (including those with the lowest or no rating), but no such purchase will be made if it would cause the fund's noninvestment-grade bonds to exceed 5% of its net assets.

   Investment decisions reflect the manager's outlook for interest rates and the economy as well as the prices and yields of various securities. For example, if we expect rates to fall, we may buy longer-term securities to provide higher yield and appreciation potential. And if our economic outlook is positive, we may take advantage of the fund's 5% "basket" for noninvestment-grade bonds. The fund may sell holdings for a variety of reasons, such as to adjust average maturity or quality or to shift assets into higher-yielding securities.

   The fund sometimes invests in obligations of the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) that are exempt from federal and Georgia state income taxes. The fund will generally purchase these securities when they offer a comparably attractive combination of risk and return.

   Due to seasonal variations or shortages in the supply of suitable short-term Georgia securities, the fund may invest in municipals whose interest is exempt from federal but not Georgia state income taxes. Every effort will be made to minimize such investments, but they could compose up to 10% of the fund's annual income.

  . Income from Georgia municipal securities is exempt from federal and Georgia state income taxes.

T. ROWE PRICE
 What are the main risks of investing in the fund?

   Any of the following could cause a decline in your fund's price or income.

  . Interest rate This risk refers to the decline in bond prices that accompanies a rise in the overall level of interest rates. (Bond prices and interest rates move in opposite directions.) Generally, the longer the maturity of a fund or security, the greater its interest rate risk.

  . Credit risk This is the chance that any of a fund's holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund's income level and share price.

   As of June 1, 1999, the state of Georgia was rated Aaa by Moody's and AAA by Standard & Poor's.

   The fund may invest a significant portion of assets in securities that are not general obligations of the state. These may be issued by local governments or public authorities and are rated according to their particular creditworthiness, which may vary significantly from the state's general obligations.

   While generally considered to be of medium quality, securities in the BBB category may be more susceptible to adverse economic or investing conditions, and some BBB securities have speculative characteristics. The fund may retain a security whose credit quality is downgraded after purchase.

  . Significant political and economic developments within a state may have direct and indirect repercussions on virtually all municipal bonds issued in the state.

  . Geographical risk A fund investing within a single state is, by definition, less diversified geographically than one investing across many states and therefore has greater exposure to adverse economic and political changes within that state.

  . Political risk The chance that a significant restructuring of federal income tax rates, or even serious discussion on the topic in Congress, could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Broadly lower income tax rates could reduce the advantage of owning municipals.

  . Other risks The fund may invest in certain sectors with special risks, such as health care, which could be affected by federal or state legislation, electric utilities subject to governmental regulation, and private activity bonds without governmental backing.

   The fund's investments in the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) require careful assessment of certain risk factors, including reliance on substantial federal assistance and favorable tax programs that have recently become subject to phaseout by Congress.

ABOUT THE FUND
  . Derivatives risk To the extent the fund uses these instruments, it may be exposed to additional volatility and potential losses.

  . Year 2000 risk Organizations, governmental entities, and markets in which the fund invests will be affected by the Year 2000 problem. While at this time the fund cannot predict the degree of impact, it is possible that fund returns could be adversely affected as a result.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  . The share price and income level of the fund will fluctuate with changing market conditions and interest rate levels. When you sell your shares, you may lose money.


 How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. The fund can be used to generate income or to diversify a stock portfolio. The higher your tax bracket, the more likely tax-exempt securities are appropriate. If you can accept the possibility of share price decline in an effort to achieve income exempt from federal and Georgia state income taxes, the fund could be an appropriate part of your overall investment strategy. If you are investing for principal stability and liquidity, you should consider a money market fund.

   The fund is inappropriate for tax-deferred accounts, such as IRAs.

  . The fund should not represent your complete investment program or be used for short-term trading purposes.


 How has the fund performed in the past?

   The bar chart and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next. The fund's past performance is no guarantee of its future returns.

   The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns accompanying the following chart. The returns are only for the years depicted in the chart.

 INSERT BAR
CHART HERE
  Calendar Year Total Returns
 -------------------------------
  1994              -5.91%
  1995              17.80
  1996               3.91
  1997               9.69
 -------------------------------
  1998               6.17
 -------------------------------

T. ROWE PRICE
          Quarter ended              Total return

 Best quarter                          3/31/1995 7.04%

 Worst quarter                         3/31/1994 -6.36%

 Table 1  Average Annual Total Returns
                                                        Periods ended December 31, 1998
                                                                          Since inception
                                                       1 year   5 years      (3/31/93)

  Georgia Tax-Free Bond Fund                            6.17%    6.05%         7.00%
                                                       ------------------------------------
  Lipper Georgia Municipal Debt Funds Average           5.37     5.19          6.29
  Lehman Brothers Municipal Bond Index                  6.48     6.22          6.85
 -----------------------------------------------------------------------------------------------


 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.


 What fees or expenses will I pay?

   The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.

 Table 2  Fees and Expenses of the Fund
                                               Annual fund operating expenses
                                        (expenses that are deducted from fund assets)
 -------------------------------------------------------------------------------------
  Management fee                                           0.42%/a/
  Other expenses                                           0.37%
  Total annual fund operating
  expenses                                                 0.79%/a/
  Fee waiver/reimbursement                                 0.14%
  Net expenses                                             0.65%
 -------------------------------------------------------------------------------------


 /a /To limit the fund's expenses, T. Rowe Price has contractually obligated itself to waive its fees and bear any expenses that would cause the fund's ratio of expenses to average net assets to exceed 0.65%. The first agreement was from March 1, 1997, to February 28, 1999, and the second from March 1, 1999, to February 28, 2001. Fees waived or expenses paid or assumed under these agreements are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 0.65%; however, no reimbursement will be made after February 28, 2001 (for the first agreement), or February 28, 2003 (for the second agreement), or if it would result in the expense ratio exceeding 0.65%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund.



   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other funds. Although your actual costs may be higher or lower, the

ABOUT THE FUND
   table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed, you invest $10,000, you earn a 5% annual return, and you hold the investment for the following periods:

      1 year       3 years      5 years     10 years

        $66         $224         $410         $951
    ----------------------------------------------------



 OTHER INFORMATION ABOUT THE FUND
 ----------------------------------------------------------

 What are the fund's potential rewards?

   The regular income dividends you receive from the fund should be exempt from federal income taxes. They will also be exempt from and Georgia state taxes for shareholders who live in Georgia.


 How does the portfolio manager try to reduce risk?

   Consistent with the fund's objective, the portfolio manager uses various tools to try to reduce risk and increase total return, including:

  . Diversification of assets to reduce the impact of a single holding on the fund's net asset value.

  . Thorough credit research by our own analysts.

  . Adjustment of fund duration to try to reduce the drop in price when interest rates rise or to benefit from the rise in price when rates fall. Duration is a measure of a fund's price sensitivity to interest rate changes.


 What is the credit quality of Georgia general obligations and other fund holdings?

   As of June 1, 1999, Georgia was one of only eight states to have been awarded the top rating by all three rating services. Standard & Poor's upgraded the state's rating to Aaa in July 1997 while the state had already maintained an AAA rating from Moody's and AAA from Fitch. Since 1973, Georgia has financed its capital needs through the issuance of general obligation bonds. The state constitution and current law limit maximum annual debt service on general obligation debt to 10% of total revenue receipts of the state treasury. The state has never defaulted on the payment of principal and interest on its general obligation bonds and has not issued short-term tax anticipation notes for its seasonal cash flow requirements. Nonetheless, credit ratings and the financial and economic conditions of the state and its obligations are subject to change at any time.

T. ROWE PRICE
 What about the quality of the fund's other holdings?

   In addition to the state's general obligations, the fund will invest a significant portion of assets in bonds that are rated according to the issuer's individual creditworthiness, such as bonds of local governments and public authorities. While local governments in Georgia depend principally on their own revenue sources, they could experience budget shortfalls due to cutbacks in state aid.

   Certain fund holdings do not rely on any government for money to service their debt. Bonds issued by governmental authorities may depend wholly on revenues generated by the project they financed or on other dedicated revenue streams. The credit quality of these "revenue" bonds may vary significantly from that of the state's general obligations.

   As of June 1, 1999, Puerto Rico's general obligations were rated ___ by Moody's and ___ by Standard & Poor's.


 Some characteristics of municipal securities


 Who issues municipal securities?

   State and local governments and governmental authorities sell notes and bonds (usually called "municipals") to pay for public projects and services.


 Who buys municipal securities?

   Individuals are the primary investors, and a principal way they invest is through mutual funds. Prices of municipals may be affected by major changes in cash flows of money into or out of municipal funds. For example, substantial and sustained redemptions from municipal bond funds could result in lower prices for these securities.


 What is tax-free about municipal bonds and bond funds?

   The regular income dividends you receive from the fund should be exempt from regular federal income taxes. These dividends may also be exempt from your state's income tax (if any). However, capital gains distributed by the funds are taxable to you. (See Useful Information on Distributions and Taxes for details.)

  . Municipal securities are also called "tax-exempts" because the interest income they provide is usually exempt from federal income taxes.


 Is interest income from municipal issues always exempt from federal taxes?

   No. Since 1986 income from so-called "private activity" municipals has been subject to the federal alternative minimum tax (AMT). For instance, some bonds financing airports, stadiums, and student loan programs fall into this category. These bonds carry higher yields than regular municipals. Shareholders subject to the AMT must include income derived from private activity bonds in their AMT calculation. Relatively few taxpayers are required to pay the tax. Normally,

ABOUT THE FUND
   the fund will not purchase any security if, as a result, more than 20% of the fund's income would be subject to the AMT. The portion of income subject to the AMT will be reported annually to shareholders. (Please see Distributions and Taxes - Taxes on Fund Distributions.)

   Additionally, under highly unusual circumstances, the IRS may determine that a bond issued as tax-exempt should in fact be taxable. If a fund were to hold such a bond, the fund could have to distribute taxable income or reclassify as taxable income that previously distributed as tax-free.


 Why are yields on municipals usually below those on otherwise comparable taxable securities?

   Since the income provided by most municipals is exempt from federal taxation, investors are willing to accept lower yields on a municipal bond than on an otherwise similar (in quality and maturity) taxable bond.


 How can I tell if a tax-free or taxable fund is suitable for me?

   The primary factor is your expected federal income tax rate. The higher your tax bracket, the more likely tax-exempts will be appropriate. If a municipal fund's tax-exempt yield is higher than the after-tax yield on a taxable bond or money fund, then your income will be higher in the municipal fund. To find what a taxable fund would have to yield to equal the yield on a municipal fund, divide the municipal fund's yield by one minus your tax rate. For quick reference, the next table shows a range of taxable-equivalent yields.

 Table 3  Taxable-Equivalent Yields
  If your                                                                       A tax-free yield of
  federal tax                                                          2%     3%     4%     5%     6%     7%
  rate is:                                                                  Equals a taxable yield of:
  28%                                                                 2.8%   4.2%   5.6%   6.9%   8.3%    9.7%
                                                                      ------------------------------------------
  31%                                                                 2.9    4.3    5.8    7.2    8.7    10.1
                                                                      ------------------------------------------
  36%                                                                 3.1    4.7    6.2    7.8    9.4    10.9
                                                                      ------------------------------------------
  39.6%                                                               3.3    5.0    6.6    8.3    9.9    11.6
 --------------------------------------------------------------------------------------------------------------------



 What are the major differences between money market and bond funds?

  . Price Bond funds have fluctuating share prices. Money market funds are managed to maintain a stable share price.

  . Maturity Short- and intermediate-term bond funds have longer average maturities (from one to 10 years) than money market funds (90 days or less). Longer-term bond funds have the longest average maturities (10 years or more).

  . Income Short- and intermediate-term bond funds typically offer more income than money market funds and less income than longer-term bond funds.

T. ROWE PRICE
 SOME BASICS OF FIXED INCOME INVESTING
 ----------------------------------------------------------

 Is a fund's yield fixed or will it vary?

   It will vary. The yield is calculated every day by dividing a fund's net income per share, expressed at annual rates, by the share price. Since both income and share price will fluctuate, a fund's yield will also vary. (Although money fund prices are stable, income is variable.)


 Is yield the same as total return?

   Not for bond funds. The total return reported for a fund is the result of reinvested distributions (income and capital gains) and the change in share price for a given time period. Income is always a positive contributor to total return and can enhance a rise in share price or serve as an offset to a drop in share price. Since money funds are managed to maintain a stable share price, their yield and total return should be the same.


 What is credit quality and how does it affect yield?

   Credit quality refers to a bond issuer's expected ability to make all required interest and principal payments on time. Because highly rated issuers represent less risk, they can borrow at lower interest rates than less creditworthy issuers. Therefore, a fund investing in high-quality securities should have a lower yield than an otherwise comparable fund investing in lower-quality securities.


 What is meant by a bond fund's maturity?

   Every bond has a stated maturity date when the issuer must repay the bond's entire principal value to the investor. However, many bonds are "callable," meaning their principal can be repaid earlier, on or after specified call dates. Bonds are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In that environment, a bond's "effective maturity" is usually its nearest call date.

   A bond mutual fund has no real maturity, but it does have a weighted average maturity and an average effective maturity. This number is an average of the stated or effective maturities of the underlying bonds, with each bond's maturity "weighted" by the percentage of fund assets it represents. Some funds target effective maturities rather than stated maturities when computing the average. This provides additional flexibility in portfolio management but, all else being equal, could result in higher volatility than a fund targeting a stated maturity or maturity range.

ABOUT THE FUND
 What is meant by a bond fund's duration?

   Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It measures this sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the bond's life. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years - the duration. Effective duration takes into account call features and sinking fund payments that may shorten a bond's life.

   Since duration can also be computed for bond funds, you can estimate the effect of interest rates on share price by multiplying fund duration by an expected change in interest rates. For example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if rates rose by one percentage point. (T. Rowe Price bond fund shareholder reports show duration.)


 How is a municipal's price affected by changes in interest rates?

   When interest rates rise, a bond's price usually falls, and vice versa. In general, the longer a bond's maturity, the greater the price increase or decrease in response to a given change in rates, as shown in Table 4.

 Table 4  How Interest Rates May Affect Bond Prices
                                  Price per $1,000 of a Municipal Bond if Interest Rates:
                                     Rates                         Rates
  Bond maturity          Coupon     Increase                      Decrease
                                    --------          2%          --------          2%
                                       1%                            1%
  1 year          2000   3.00%        $990           $981          $1,010         $1,020
                                 ------------------------------------------------------------
  3 years         2002   3.55          972            945           1,029          1,058
                                 ------------------------------------------------------------
  5 years         2004   3.75          956            914           1,046          1,095
                                 ------------------------------------------------------------
  10 years        2009   4.10          922            852           1,085          1,180
                                 ------------------------------------------------------------
  20 years        2019   4.87          883            784           1,138          1,303
                                 ------------------------------------------------------------
  30 years        2029   4.94          861            749           1,175          1,397
 -------------------------------------------------------------------------------------------------


 The table reflects yields on AAA-rated municipals as of May 31, 1999. This is an illustration and does not represent expected yields or share price changes of any T. Rowe Price fund.


 Do money market securities react to changes in interest rates?

   Yes. As interest rates change, the prices of money market securities fluctuate, but changes are usually small because of their very short maturities. Investments are typically held until maturity in a money fund to help the fund maintain a $1.00 share price.

 ABOUT YOUR ACCOUNT
                                        2
 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price fund.


 How and when shares are priced

   Bond funds
   The share price (also called "net asset value" or NAV per share) for a fund is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day the New York Stock Exchange is open for business. To calculate the NAV, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Current market values are used to price fund shares.

  . The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional accounts.


 How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

   Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.


 How you can receive the proceeds from a sale

  . When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. Proceeds sent by ACH transfer should be credited the second day after the sale. ACH is an automated method of initiating payments from, and receiving payments in, your

ABOUT YOUR ACCOUNT
   financial institution account. The ACH system is supported by over 20,000 banks, savings banks, and credit unions. Proceeds sent by bank wire should be credited to your account the next business day.

  . Exception: Under certain circumstances and when deemed to be in the fund's best interests, your proceeds may not be sent for up to seven calendar days after we receive your redemption request.

  . If for some reason we cannot accept your request to sell shares, we will contact you.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------
  . All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the business day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   Income dividends
  . Bond funds declare income dividends daily at 4 p.m. ET to shareholders of record at that time provided payment has been received on the previous business day.

  . Dividends are paid on the first business day of each month.

  . Fund shares will earn dividends through the date of redemption; also, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

T. ROWE PRICE
   Capital gains
  . A capital gain or loss is the difference between the purchase and sale price of a security.

  . If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month.


 Tax Information

  . You will be sent timely information for your tax filing needs.

   Although the regular monthly income dividends you receive from the fund are expected to be exempt from federal and state and local (if any) income taxes, you need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.

  . The fund makes a distribution to your account.

   Note: You must report your total tax-exempt income on IRS Form 1040. The IRS uses this information to help determine the tax status of any Social Security payments you may have received during the year. For shareholders who receive Social Security benefits, the receipt of tax-exempt interest may increase the portion of benefits that are subject to tax.

   If a fund invests in certain "private activity" bonds, shareholders who are subject to the alternative minimum tax (AMT) must include income generated by these bonds in their AMT computation. The portion of your fund's income that should be included in your AMT calculation, if any, will be reported to you in January.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes. If you realize a loss on the sale or exchange of fund shares held six months or less, your capital loss is reduced by the tax-exempt dividends received on those shares.

   In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For most new accounts or those opened by exchange in 1984 or later, we will provide the gain or loss on the shares you sold during the year, based on the "average cost," single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

ABOUT YOUR ACCOUNT
   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions
   In January, you will be sent Form 1099-DIV indicating the tax status of any capital gain distributions made to you. This information will also be reported to the IRS. A fund's capital gain distributions are generally taxable to you for the year in which they were paid. Dividends are expected to be tax-exempt.

   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income and long-term gains on securities held more than 12 months are taxed at a maximum rate of 20%. If you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term loss will be reclassified to a long-term loss to the extent of any long-term capital gain distribution received during the period you held the shares.

   A portion of the capital gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses. Therefore, to the extent the fund invests in these securities, the likelihood of a taxable gain distribution will be increased.

  . Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain distribution
   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions.

T. ROWE PRICE
 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------
  . Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment
   If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price fund as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks. The fund does not accept purchases made by credit card check.


 Sale (Redemption) Conditions

   Holds on immediate redemptions: 10-day hold
   If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. If, during the clearing period, we receive a check drawn against your bond or money market account, it will be returned marked "uncollected." (The 10-day hold does not apply to the following: purchases paid for by bank wire; cashier's, certified, or treasurer's checks; or automatic purchases through your paycheck.)

   Telephone, Tele*Access/(R)/, and personal computer transactions
   Exchange and redemption services through telephone and Tele*Access are established automatically when you sign the New Account Form unless you check the boxes that state you do not want these services. Personal computer transactions must be authorized separately. T. Rowe Price funds and their agents use reasonable procedures (including shareholder identity verification) to confirm that instructions given by telephone or computer are genuine; they are not liable for acting on these instructions. If these procedures are not followed, it is the opinion of certain regulatory agencies that the funds and their agents may be liable for any losses that may result from acting on the instructions. A confirmation is sent promptly after a transaction. All telephone conversations are recorded.

ABOUT YOUR ACCOUNT
   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading

  . T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the fund and raise its expenses. To deter such activity, the fund has adopted an excessive trading policy. If you violate our excessive trading policy, you may be barred indefinitely and without further notice from further purchases of T. Rowe Price funds.

  . Trades placed directly with T. Rowe Price  If you trade directly with T.
   Rowe Price, you can make one purchase and sale involving the same fund within any 120-day period. For example, if you are in fund A, you can move substantial assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C. If you exceed this limit, you are in violation of our excessive trading policy.

   Two types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a nonmoney fund are not exempt); and 2) systematic purchases or redemptions (see Information About Your Services).

  . Trades placed through intermediaries If you purchase fund shares through an intermediary including a broker, bank, investment adviser, or other third party and hold them for less than 60 calendar days, you are in violation of our excessive trading policy.


 Keeping Your Account Open

   Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.


 Small Account Fee

   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the fund's transfer agent, will automatically be deducted from nonretirement accounts with balances

T. ROWE PRICE
   falling below a minimum level. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/ UTMA accounts, for which the limit is $500. The fee will be waived for any investor whose T. Rowe Price mutual fund investments total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee will not apply to IRAs and other retirement plan accounts. (A separate custodial fee may apply to IRAs and other retirement plan accounts.)


 Signature Guarantees

  . A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  . Remitting redemption proceeds to any person, address, or bank account not on record.

  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  . Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUND
                                        3
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How is the fund organized?

   The T. Rowe Price State Tax-Free Income Trust (the "Trust") was organized in 1986 as a Massachusetts business trust and is a "nondiversified, open-end investment company," or mutual fund. This fund was organized in 1993. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.

  . Shareholders benefit from T. Rowe Price's 62 years of investment management experience.


 What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

  . Receive a proportional interest in a fund's income and capital gain distributions.

  . Cast one vote per share on certain fund matters, including the election of fund trustees, changes in fundamental policies, or approval of changes in the fund's management contract.


 Do T. Rowe Price funds have annual shareholder meetings?

   The fund is not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, does not intend to do so except when certain matters, such as a change in its fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone, or on the Internet.


 Who runs the fund?

   General Oversight
   The Trust is governed by a Board of Trustees that elects the Trust's officers and meets regularly to review the fund's investments, performance, expenses, and other business affairs. The policy of the Trust is that a majority of Board members are independent of T. Rowe Price.

T. ROWE PRICE
  . All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price - specifically by the fund's portfolio managers.

   Portfolio Management
   The fund has an Investment Advisory Committee with the following members:
   Hugh D. McGuirk, Chairman, Patricia S. Deford, Robert A. Donahue, Konstantine
   B. Mallas, Mary J. Miller, and Arthur S. Varnado. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund's investment program. Mr. McGuirk was appointed chairman of the fund's committee in 1997 and has been a member of the fund's committee since 1994. He joined T. Rowe Price in 1993 as a trader and has been managing investments since 1997.

   The Management Fee
   This fee has two parts - an "individual fund fee," which reflects a fund's particular characteristics, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, and any institutional, index, or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

   Group Fee Schedule

                                                                        0.334%            First $50 billion/a/
                                                                       -----------------------------------------
                                                                        0.305%            Next $30 billion
                                                                       -----------------------------------------
                                                                        0.300%            Next $40 billion
                                                                       -----------------------------------------
                                                                        0.295%            Thereafter
    -----------------------------------------------------------------------------------------------------------------


   /a/     Represents a blended group fee rate containing various break points.



   The fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the T. Rowe Price funds described previously. Based on combined T. Rowe Price funds' assets of over $89 billion at March 31, 1999, the group fee was 0.32%. The individual fund fee is 0.10%.



 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us; in our newsletter, The Price Report; in T. Rowe Price advertisements; and in the media.

MORE ABOUT THE FUND
 Total Return

   This tells you how much an investment in a fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

   Advertisements for a fund may include cumulative or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.


 Cumulative Total Return

   This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, a fund could have a 10-year positive cumulative return despite experiencing three negative years during that time.


 Average Annual Total Return

   This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, provided you held it for the entire period.


 Yield

   The current or "dividend" yield on a fund or any investment tells you the relationship between the investment's current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized, and divided by the price at the end of the given period. For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period.

   For bond funds, the advertised or Securities and Exchange Commission (SEC) yield is found by determining the net income per share (as defined by the SEC) earned by a fund during a 30-day base period and dividing this amount by the per share price on the last day of the base period. The SEC yield may differ from the dividend yield.

T. ROWE PRICE
 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------
   This section takes a detailed look at some of the types of securities the fund may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. The fund's investment program is subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change the fund's objective and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies" that can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. The fund adheres to applicable investment restrictions and policies at the time it makes an investment. A later change in circumstances does not cause a violation of the restriction and will not require the sale of an investment if it was proper at the time it was made.

   The fund's holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in the prospectus. For instance, this fund is not permitted to invest more than 10% of total assets in residual interest bonds. While these restrictions provide a useful level of detail about the fund's investment program, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in residual interest bonds could have significantly more of an impact on the fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all the fund's other investments.

   Changes in the fund's holdings, the fund's performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

  . Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help the fund achieve its objective.


 Types of Portfolio Securities

   In seeking to meet its investment objective, the fund may invest in any type of municipal security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe the principal types of portfolio securities and investment management practices of the fund.

   Fundamental policy The fund is registered as a nondiversified mutual fund. This means that the fund may invest a greater portion of its assets in a single issuer than a diversified fund, which may subject the fund to greater risk of price declines. However, because the fund intends to qualify as a "regulated investment company" under the Internal Revenue Code, it must invest so that, at the

MORE ABOUT THE FUND
   end of each quarter, with respect to 50% of its total assets, no more than 5% of its assets is invested in the securities of a single issuer, and with respect to the remaining 50%, no more than 25% of its assets is invested in a single issuer.

   Municipal Securities
   The fund's assets are invested primarily in various tax-free municipal debt securities. The issuers have a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date or dates. An issuer may have the right to redeem or "call" a bond before maturity, and the fund may have to reinvest the proceeds at lower rates.

   There are two broad categories of municipal bonds. General obligation bonds are backed by the issuer's "full faith and credit," that is, its full taxing and revenue raising power. Revenue bonds usually rely exclusively on a specific revenue source, such as charges for water and sewer service, to generate money for debt service.

  . In purchasing municipals, the fund relies on the opinion of the issuer's bond counsel regarding the tax-exempt status of the investment.

   Private Activity Bonds and Taxable Securities
   While income from most municipals is exempt from federal income taxes, the income from certain types of so-called private activity bonds (a type of revenue bond) may be subject to the alternative minimum tax (AMT). However, only persons subject to the AMT pay this tax. Private activity bonds may be issued for purposes such as housing or airports or to benefit a private company. (Being subject to the AMT does not mean the investor necessarily pays this tax. For further information, please see Distributions and Taxes.)

   Fundamental policy Under normal market conditions, the fund will not purchase any security if, as a result, less than 80% of the fund's income would be exempt from federal and Georgia state income taxes. Up to 20% of fund income could be derived from securities subject to the alternative minimum tax.

   Operating policy During periods of abnormal market conditions, for temporary defensive purposes, the fund may invest without limit in high-quality, short-term securities whose income is subject to federal and Georgia state income taxes.

   In addition to general obligation and revenue bonds, the fund's investments may include, but are not limited to, the following types of securities:

   Municipal Lease Obligations
   A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government's unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states and, from time to time, certain municipalities have

T. ROWE PRICE
   considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, the fund would assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. The fund may also purchase unrated lease obligations.

   Municipal Warrants
   Municipal warrants are essentially call options on municipal bonds. In exchange for a premium, they give the purchaser the right, but not the obligation, to purchase a municipal bond in the future. The fund might purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity.

   Operating policy The fund may invest up to 2% of its total assets in municipal warrants.

   Securities With "Puts" or Other Demand Features
   Some longer-term municipals give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request - usually one to seven days. This demand feature enhances a security's liquidity by dramatically shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the fund may be forced to hold the longer-term security, which could experience substantially more volatility.

   Securities With Credit Enhancements
  . Letters of credit Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal security should default.

  . T. Rowe Price periodically reviews the credit quality of the insurer.

  . Municipal Bond Insurance This insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability.

   The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could

MORE ABOUT THE FUND
   strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders, such as the fund. The number of municipal bond insurers is relatively small, and not all of them have the highest rating.

  . Standby Purchase Agreements A Standby Bond Purchase Agreement (SBPA) is a liquidity facility provided to pay the purchase price of bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

   Synthetic or Derivative Securities
   Derivatives and synthetics in which the fund may invest include:

  . Residual Interest Bonds (These are a type of potentially high-risk derivative.) The income stream provided by an underlying bond is divided to create two securities, one short term and one long term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term bonds can be very volatile and may be less liquid than other municipals of comparable maturity. The fund will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

   Operating policy The fund may invest up to 10% of its total assets in residual interest bonds.

  . Participation Interests This term covers various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The fund will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter. There is no limit on the amount that the fund can invest in these securities.

  . Embedded Interest Rate Swaps and Caps In a fixed rate, long-term municipal bond with an interest rate swap attached to it, the bondholder usually receives the bond's fixed coupon payment as well as a variable rate payment that represents the difference between a fixed rate for the term of the swap (which is typically shorter than the bond it is attached to) and a variable rate, short-term municipal index. The bondholder receives excess income when short-term rates remain below the fixed interest rate swap rate. If short-term rates rise above the

T. ROWE PRICE
   fixed income swap rate, the bondholder's income is reduced. At the end of the interest rate swap term, the bond reverts to a single fixed coupon payment.

   An embedded interest rate cap allows the bondholder to receive payments whenever short-term rates rise above a level established at the time of purchase. They normally are used to hedge against rising short-term interest rates.

   Both instruments may be volatile and of limited liquidity, and their use may adversely affect the fund's total return.

   Operating policy The fund may invest up to 10% of its total assets in embedded interest rate swaps and caps.

   Private Placements
   The fund may seek to enhance its yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability.

   Operating policy The fund may invest up to 15% of its net assets in illiquid securities, including unmarketable private placements.


 Types of Investment Management Practices

   Reserve Position
   The fund will hold a portion of its assets in short-term, tax-exempt money market securities maturing in one year or less. The reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments; can help in structuring the fund's weighted average maturity; and serves as a short-term defense during periods of unusual market volatility. The fund's reserve position can consist of shares of one or more
   T. Rowe Price internal money market funds as well as short-term, investment-grade securities, including tax-exempt commercial paper, municipal notes, and short-term maturity bonds. Some of these securities may have adjustable, variable, or floating rates. For temporary, defensive purposes, the fund may invest without limitation in money market reserves. The effect of taking such a position is that the fund may not achieve its investment objective.

   When-Issued Securities and Forwards
   New issues of municipals are often sold on a "when-issued" basis, that is, delivery and payment take place 15 - 45 days after the buyer has agreed to the purchase. Some bonds, called "forwards," have longer-than-standard settlement dates, typically six to 24 months. When buying these securities, the fund will maintain cash or high-grade marketable securities held by its custodian equal in value to its commitment for these securities. The fund does not earn interest on when-issued and forward securities until settlement, and the value of the securities may fluc-

MORE ABOUT THE FUND
   tuate between purchase and settlement. Municipal "forwards" typically carry a substantial yield premium to compensate the buyer for their greater interest rate, credit, and liquidity risks.

   Interest Rate Futures
   Futures (a type of potentially high-risk derivative) are often used to manage risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Specifically, the fund may use futures (and options on futures) for any number of reasons, including: to hedge against a potentially unfavorable change in interest rates and to adjust its exposure to the municipal bond market; to protect portfolio value; in an effort to enhance income; as a cash management tool; and to adjust portfolio duration. The use of futures for hedging and non-hedging purposes may not always be successful. Their prices can be highly volatile, using them could lower the fund's total return, and the potential loss from their use could exceed the fund's initial exposure to such contracts.

   Operating policy Initial margin deposits on futures and premiums on options used for non-hedging purposes will not equal more than 5% of the fund's net asset value.

   Borrowing Money and Transferring Assets
   The fund can borrow money from banks and other Price funds as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund's investment objective and program. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.

   Operating policy The fund may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of the fund's total assets. The fund may not purchase additional securities when borrowings exceed 5% of total assets.

   Portfolio Turnover
   The fund generally purchases securities with the intention of holding them for investment; however, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. Due to the nature of the fund's investment program, its portfolio turnover rate may exceed 100%. Although the fund does not expect to generate any taxable income, a high turnover rate may increase transaction costs and may affect taxes paid by shareholders to the extent short-term gains are distributed. The fund's portfolio turnover rates for the fiscal years ending February 28, 1999, 1998, and 1997, were 19.9%, 49.0%, and 71.1%, respectively.

T. ROWE PRICE
   Sector Concentration
   It is possible that the fund could have a considerable amount of assets (25% or more) in securities that would tend to respond similarly to particular economic or political developments. An example would be securities of issuers related to a single industry, such as hospital bonds.

   Operating policy The fund is limited to 25% of total assets in industrial development bonds of projects in the same industry (such as solid waste, nuclear utility, or airlines). Bonds which are refunded with escrowed U.S. government securities are not subject to the 25% limitation.

   Credit-Quality Considerations
   The credit quality of most bond issues is evaluated by rating agencies such as Moody's and Standard & Poor's on the basis of the issuer's ability to meet all required interest and principal payments. The highest ratings are assigned to issuers perceived to be the best credit risks. T. Rowe Price research analysts also evaluate all portfolio holdings of the fund, including those rated by outside agencies. Other things being equal, lower-rated bonds have higher yields due to greater risk. High-yield bonds, also called "junk" bonds, are those rated below BBB.

   Table 5 shows the rating scale used by the major rating agencies, and Table 6 provides an explanation of quality ratings. T. Rowe Price considers publicly available ratings but emphasizes its own credit analysis when selecting investments.

 Table 5  Ratings of Municipal Debt Securities
                   Moody's        Standard &
                   Investors      Poor's           Fitch
                   Service, Inc.  Corporation      IBCA, Inc.            Definition
  Long Term         Aaa            AAA              AAA                   Highest quality
                   ----------------------------------------------------------------------------------------------
                    Aa             AA               AA                    High quality
                   ----------------------------------------------------------------------------------------------
                    A              A                A                     Upper medium grade
                   ----------------------------------------------------------------------------------------------
                    Baa            BBB              BBB                   Medium grade
                   Moody's                         S&P                            Fitch IBCA
  Short Term        MIG1/ VMIG1    Best quality     SP1+   Very strong quality     F-1+   Exceptionally strong
                                                    SP1    Strong grade            F-1    quality
                                                                                          Very strong quality
                   ----------------------------------------------------------------------------------------------
                    MIG2/ VMIG2    High quality     SP2    Satisfactory grade      F-2    Good credit quality
                   ----------------------------------------------------------------------------------------------
  Commercial        P-1            Superior         A-1+   Extremely strong        F-1+   Exceptionally strong
  Paper                            quality          A-1    quality                 F-1    quality
                                                           Strong quality                 Very strong quality
                   ----------------------------------------------------------------------------------------------
                    P-2            Strong quality   A-2    Satisfactory quality    F-2    Good credit quality
 ---------------------------------------------------------------------------------------------------------------------

MORE ABOUT THE FUND

 Table 6  Explanation of Quality Ratings
                                          Bond
                                          Rating    Explanation
  Moody's Investors                        Aaa       Highest quality, smallest degree of
  Service, Inc.                                      investment risk.
                                          -----------------------------------------------------
                                           Aa        High quality; together with Aaa bonds,
                                                     they compose the high-grade bond group.
                                          -----------------------------------------------------
                                           A         Upper-medium-grade obligations; many
                                                     favorable investment attributes.
                                          -----------------------------------------------------
                                           Baa       Medium-grade obligations; neither highly
                                                     protected nor poorly secured. Interest
                                                     and principal appear adequate for the
                                                     present, but certain protective elements
                                                     may be lacking or may be unreliable over
                                                     any great length of time.
                                          -----------------------------------------------------
                                           Ba        More uncertain with speculative
                                                     elements. Protection of interest and
                                                     principal payments not well safeguarded
                                                     in good and bad times.
                                          -----------------------------------------------------
                                           B         Lack characteristics of desirable
                                                     investment; potentially low assurance of
                                                     timely interest and principal payments
                                                     or maintenance of other contract terms
                                                     over time.
                                          -----------------------------------------------------
                                           Caa       Poor standing, may be in default;
                                                     elements of danger with respect to
                                                     principal or interest payments.
                                          -----------------------------------------------------
                                           Ca        Speculative in high degree; could be in
                                                     default or have other marked
                                                     shortcomings.
                                          -----------------------------------------------------
                                           C         Lowest rated. Extremely poor prospects
                                                     of ever attaining investment standing.
                                          -----------------------------------------------------
  Standard & Poor's                        AAA       Highest rating; extremely strong
  Corporation                                        capacity to pay principal and interest.
                                          -----------------------------------------------------
                                           AA        High quality; very strong capacity to
                                                     pay principal and interest.
                                          -----------------------------------------------------
                                           A         Strong capacity to pay principal and
                                                     interest; somewhat more susceptible to
                                                     the adverse effects of changing
                                                     circumstances and economic conditions.
                                          -----------------------------------------------------
                                           BBB       Adequate capacity to pay principal and
                                                     interest; normally exhibit adequate
                                                     protection parameters, but adverse
                                                     economic conditions or changing
                                                     circumstances more likely to lead to
                                                     weakened capacity to pay principal and
                                                     interest than for higher-rated bonds.
                                          -----------------------------------------------------
                                           BB, B,    Predominantly speculative with respect
                                           CCC, CC   to the issuer's capacity to meet
                                                     required interest and principal
                                                     payments. BB - lowest degree of
                                                     speculation;
                                                     CC - the highest degree of speculation.
                                                     Quality and protective characteristics
                                                     outweighed by large uncertainties or
                                                     major risk exposure to adverse
                                                     conditions.
                                          -----------------------------------------------------
                                           D         In default.
                                          -----------------------------------------------------
  Fitch IBCA, Inc.                         AAA       Highest quality; obligor has
                                                     exceptionally strong ability to pay
                                                     interest and repay principal, which is
                                                     unlikely to be affected by reasonably
                                                     foreseeable events.
                                          -----------------------------------------------------
                                           AA        Very high quality; obligor's ability to
                                                     pay interest and repay principal is very
                                                     strong. Because bonds rated in the AAA
                                                     and AA categories are not significantly
                                                     vulnerable to foreseeable future
                                                     developments, short-term debt of these
                                                     issuers is generally rated F-1+.
                                          -----------------------------------------------------
                                           A         High quality; obligor's ability to pay
                                                     interest and repay principal is
                                                     considered to be strong, but may be more
                                                     vulnerable to adverse changes in
                                                     economic conditions and circumstances
                                                     than higher-rated bonds.
                                          -----------------------------------------------------
                                           BBB       Satisfactory credit quality; obligor's
                                                     ability to pay interest and repay
                                                     principal is considered adequate.
                                                     Unfavorable changes in economic
                                                     conditions and circumstances are more
                                                     likely to adversely affect these bonds
                                                     and impair timely payment. The
                                                     likelihood that the ratings of these
                                                     bonds will fall below investment grade
                                                     is higher than for higher-rated bonds.
                                          -----------------------------------------------------
                                           BB,       Not investment grade; predominantly
                                           CCC,      speculative with respect to the issuer's
                                           CC, C     capacity to repay interest and repay
                                                     principal in accordance with the terms
                                                     of the obligation for bond issues not in
                                                     default. BB is the least speculative. C
                                                     is the most speculative.
 ---------------------------------------------------------------------------------------------------

T. ROWE PRICE
 Year 2000 Processing Issue

   Many computer programs use two digits rather than four to identify the year. These programs, if not adapted, will not correctly handle the change from "99" to "00" on January 1, 2000, and will not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.

   T. Rowe Price has implemented steps intended to assure that major computer systems and processes are capable of Year 2000 processing. We are working with third parties to assess the adequacy of their compliance efforts and are developing contingency plans intended to assure that third-party noncompliance will not materially affect T. Rowe Price's operations.

   Companies, organizations, governmental entities, and markets in which the T. Rowe Price funds invest will be affected by the Year 2000 issue, but at this time the funds cannot predict the degree of impact. For funds that invest in foreign markets, especially emerging markets, it is possible foreign companies and markets will not be as prepared for Year 2000 as domestic companies and markets. To the extent the effect of Year 2000 is negative, a fund's returns could be reduced.



 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------
   Table 7, which provides information about the fund's financial history, is based on a single share outstanding throughout each fiscal year. The table is part of the fund's financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The financial statements in the annual report were audited by the fund's independent accountants, PricewaterhouseCoopers LLP.

MORE ABOUT THE FUND

 Table 7  Financial Highlights
                                        Year ended February 28
                           1995       1996/a/    1997       1998       1999
 -------------------------------------------------------------------------------------

  Net asset value,
  beginning of period    $ 10.37     $  9.93    $ 10.44    $ 10.44    $ 10.92
  Income From Investment Operations
  Net investment income    0.51/b/     0.52/b/    0.52/b/    0.51/b/   0.50/b/
                         --------------------------------------------------------
  Net gains or losses
  on securities (both
  realized and             (0.39)       0.51         --       0.48       0.11
  unrealized)
                         --------------------------------------------------------
  Total from investment
  operations                0.12        1.03       0.52       0.99       0.61
  Less Distributions
  Dividends (from net      (0.51)      (0.52)     (0.52)     (0.51)     (0.50)
  investment income)
                         --------------------------------------------------------
  Distributions (from      (0.05)         --         --         --         --
  capital gains)
                         --------------------------------------------------------
  Total distributions      (0.56)      (0.52)     (0.52)     (0.51)     (0.50)
                         --------------------------------------------------------
  Net asset value,       $  9.93     $ 10.44    $ 10.44    $ 10.92    $ 11.03
  end of period
                         --------------------------------------------------------
  Total return            1.42%///b/  10.62%/b/  5.15%/b/   9.70%/b/     5.73%/b/
  Ratios/Supplemental Data
  Net assets, end of     $23,338     $32,500    $38,726    $49,455    $62,037
  period (in thousands)
                         --------------------------------------------------------
  Ratio of expenses to      0.65%/b/    0.65%/b/   0.65%/b/   0.65%/b/   0.65%/b/
  average net assets
                         --------------------------------------------------------
  Ratio of net income       5.26%/b/    5.09%/b/   5.01%/b/   4.79%/b/   4.59%/b/
  to average net assets
                         --------------------------------------------------------
  Portfolio turnover       170.2%       71.5%      71.1%      49.0%      19.9%
  rate
 -------------------------------------------------------------------------------------



 /a/       Period ended February 29.

 /b/
   Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through February 28, 1999.

 INVESTING WITH T. ROWE PRICE
                                        4
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
Tax Identification Number
We must have your correct Social Security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.


Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.

 Institutional Accounts
Transaction procedures in the following sections may not apply to institutional accounts. For institutional account procedures, please call your designated account manager or service representative.



 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
$2,500 minimum initial investment; $1,000 for retirement plans or gifts or transfers to minors (UGMA/UTMA) accounts

Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

By Mail
Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address in the next paragraph. We do not accept third-party checks to open new accounts.


Mail via United States Postal Service
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21297-1300

MORE ABOUT THE FUND

Mail via private carriers/overnight services
T. Rowe Price Account Services 10090 Red Run Blvd. Owings Mills, MD 21117-4842

By Wire
Call Investor Services for an account number and give the following wire information to your bank:

Receiving Bank:  PNC Bank, N.A. (Pittsburgh) Receiving Bank ABA#:  043000096
Beneficiary: T. Rowe Price [fund name] Beneficiary Account: 1004397951 Originator to Beneficiary Information (OBI): name of owner(s) and account number


Complete a New Account Form and mail it to one of the appropriate addresses listed below.

Note: No services will be established and IRS penalty withholding may occur until a signed New Account Form is received.

By Exchange

Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Information About Your Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. For limitations on exchanging, see explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person
Drop off your New Account Form at any location listed on the cover and obtain a receipt.



 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
$100 minimum purchase; $50 minimum for retirement plans, Automatic Asset Builder, and gifts or transfers to minors (UGMA/UTMA) accounts.

By ACH Transfer
Use Tele*Access or your personal computer or call Investor Services if you have established electronic transfers using the ACH network.

T. ROWE PRICE
By Wire

Call Shareholder Services or use the wire address listed in Opening a New
Account.

By Mail
1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

3. Remember to provide your account number and the fund name on the memo line of your check.


Mail via United States Postal Service
T. Rowe Price Funds Account Services P.O. Box 17300 Baltimore, MD 21297-1300

/(For //mail via private carriers and overnight services//, see previous / /section.)/

By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.



 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
Exchange Service
You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.)

Redemptions

Redemption proceeds can be mailed to your account address, sent by ACH transfer to your bank, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers - By Wire under Information About Your Services.

Some of the T. Rowe Price funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months or one year, as specified in the prospectus. The fee is paid to the fund.

INVESTING WITH T. ROWE PRICE
By Phone
Call Shareholder Services
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer, Tele*Access (if you have previously authorized telephone services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements - Excessive Trading.

By Mail

For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to indicate any fund you are exchanging out of and the fund or funds you are exchanging into. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees). Please use the appropriate address below:

Mail via United States Postal Service
T. Rowe Price Account Services P.O. Box 17302 Baltimore, MD 21297-1302

Mailgram, Express, Registered, or Certified Mail
T. Rowe Price Account Services 10090 Red Run Boulevard Owings Mills, MD 21117



 RIGHTS RESERVED BY THE FUND
 ----------------------------------------------------------

The fund and its agents reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone or mailgram;
(3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order (including, but not limited to, orders deemed to result in excessive trading, market timing, fraud, or 5% ownership) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; (5) to freeze any account and suspend account services when notice has been received of a dispute

T. ROWE PRICE
between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (6) to otherwise modify the conditions of purchase and any services at any time; or (7) to act on instructions believed to be genuine. These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund.


In an effort to protect the fund from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of the fund, except upon approval of the fund's management.




 INFORMATION ABOUT YOUR SERVICES
 ----------------------------------------------------------
Shareholder Services 1-800-225-5132 Investor Services 1-800-638-5660
Many services are available to you as a T. Rowe Price shareholder; some you receive automatically, and others you must authorize or request on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section discusses some of the services currently offered. Our Services Guide, which we mail to all new shareholders, contains detailed descriptions of these and other services.

Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

Retirement Plans
We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k), and 403(b)(7). For information on IRAs, call Investor Services. For information on all other retirement plans, including our no-load variable annuity, please call our Trust Company at 1-800-492-7670.

INVESTING WITH T. ROWE PRICE
Automated Services Tele*Access 1-800-638-2587 24 hours, 7 days
Tele*Access

24-hour service via toll-free number enables you to (1) access information on fund yields, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers in this section).

Web Address www.troweprice.com

After obtaining proper authorization, account transactions may also be conducted through our Web site on the Internet. If you subscribe to America Online/(R)/, you can access our Web site via keyword "T. Rowe Price" and conduct transactions in your account.

Plan Account Line 1-800-401-3279
Plan Account Line
This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

Telephone and Walk-In Services

Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the back cover.

Electronic Transfers
By ACH
With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

Checkwriting
(Not available for equity funds, or the High Yield or Emerging Markets Bond Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

T. ROWE PRICE
Automatic Investing
($50 minimum) You can invest automatically in several different ways, including:

Automatic Asset Builder
You instruct us to move $50 or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.



 T. ROWE PRICE BROKERAGE
 ----------------------------------------------------------
To open an account 1-800-638-5660 For existing brokerage investors
1-800-225-7720

This service gives you the opportunity to consolidate all of your investments with one company. Investments available through our brokerage service include stocks, options, bonds, and others at commission savings over full-service brokers. We also provide a wide range of services, including:

Automated telephone and computer services
You can enter stock and option orders, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Internet-Trader. Any trades executed through Tele-Trader save you an additional 10% on commissions. You will save 20% on commissions for stock trades and 10% on option trades when you use Internet-Trader. All trades are subject to a $35 minimum commission except stock trades placed through Internet-Trader, which are subject to a $29.95 minimum commission.

Investor information

A variety of informative reports, such as our Brokerage Insights series and S&P Market Month newsletter, as well as access to on-line research tools can help you better evaluate economic trends and investment opportunities.

INVESTING WITH T. ROWE PRICE
Dividend Reinvestment Service

Virtually all stocks held in customer accounts are eligible for this free service.

/T. Rowe Price// Brokerage is a division of //T. Rowe Price// Investment / /Services, Inc., Member NASD/SIPC./



 INVESTMENT INFORMATION
 ----------------------------------------------------------

To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements. Most of this information is also available on our Web site at www.troweprice.com.

Shareholder Reports

Fund managers' reviews of their strategies and performance. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at 100 East Pratt Street, Baltimore, Maryland 21202.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies.

Performance Update
A quarterly review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides

Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A T. Rowe Price Guide to International Investing, Managing Your Retirement Distribution, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, and Tax Considerations for Investors.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and informative reports.
 For Mutual Fund or T. Rowe Price Brokerage Information
 Investor Services
 1-800-638-5660

For Existing Accounts
 Shareholder Services
 1-800-225-5132

For Yields, Prices, Account Information, or to Conduct Transactions
 Tele*Access/(R)/
 24 hours, 7 days 1-800-638-2587

Internet Address
 www.troweprice.com



Headquarters
 100 East Pratt St. Baltimore, MD 21202
Walk-in
Investor Centers
 101 East Lombard St. Baltimore, MD 21202

 T. Rowe Price Financial Center 10090 Red Run Blvd. Owings Mills, MD 21117

 Farragut Square 900 17th Street, N.W. Washington, D.C. 20006

 Warner Center, Plaza 5 21800 Oxnard Street Suite 270 Woodland Hills, CA 91367

 4200 West Cypress St. 10th Floor Tampa, FL 33607

 4410 Arrows West Drive Colorado Springs, CO 80907
A Statement of Additional Information about the fund has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about the fund's investments, including a review of market conditions and the manager's recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, call 1-800-638-5660.

Fund reports and Statements of Additional Information are also available from the Securities and Exchange Commission by calling 1-800-SEC-0330 or by writing the SEC's Public Reference Section, Washington, D.C. 20549-6009 (you will be charged a duplicating fee); by visiting the SEC's public reference room; or by consulting the SEC's Web site at www.sec.gov.
1940 Act File No. 811-4521
LOGO
F92-040 7/1/99

 PROSPECTUS
July 1, 1999
T. Rowe Price Maryland Tax-Free Funds

 Short- and long-term bond funds seeking income that is exempt from federal, Maryland state, and local income taxes.
 The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
T. ROWE PRICE RAM LOGO

T. Rowe Price State Tax-Free Income Trust Maryland Short-Term Tax-Free Bond Fund Maryland Tax-Free Bond Fund
Prospectus

July 1, 1999

1             ABOUT THE FUNDS
              Objective, Strategy, Risks, and Expenses
              -----------------------------------------------
              Other Information About the Funds
              -----------------------------------------------
              Some Basics of Fixed Income Investing
              -----------------------------------------------

2             ABOUT YOUR ACCOUNT
              Pricing Shares and Receiving
              Sale Proceeds
              -----------------------------------------------
              Distributions and Taxes
              -----------------------------------------------
              Transaction Procedures and
              Special Requirements
              -----------------------------------------------

3             MORE ABOUT THE FUNDS
              Organization and Management
              -----------------------------------------------
              Understanding Performance Information
              -----------------------------------------------
              Investment Policies and Practices
              -----------------------------------------------
              Financial Highlights
              -----------------------------------------------

4             INVESTING WITH T. ROWE PRICE
              Account Requirements
              and Transaction Information
              -----------------------------------------------
              Opening a New Account
              -----------------------------------------------
              Purchasing Additional Shares
              -----------------------------------------------
              Exchanging and Redeeming
              -----------------------------------------------
              Rights Reserved by the Funds
              -----------------------------------------------
              Information About Your Services
              -----------------------------------------------
              T. Rowe Price Brokerage
              -----------------------------------------------
              Investment Information
              -----------------------------------------------


 Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc., and its affiliates managed $147.8 billion, including over $7.1 billion in municipal bond assets, for more than seven million individual and institutional investor accounts as of March 31, 1999.
 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

 ABOUT THE FUNDS
                                        1
 OBJECTIVE, STRATEGY, RISKS, AND EXPENSES
 ----------------------------------------------------------
   To help you decide whether these funds are appropriate for you, this section reviews their major characteristics.


 What is each fund's objective?

   The Maryland Short-Term Tax-Free Bond Fund seeks to provide the highest level of income exempt from federal, Maryland state, and local income taxes consistent with modest fluctuation in principal value.

   The Maryland Tax-Free Bond Fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal, Maryland state, and local income taxes by investing primarily in investment-grade Maryland municipal bonds.


 What is each fund's principal investment strategy?

   The Maryland Short-Term Tax-Free Bond Fund will invest at least 65% of its total assets in investment-grade Maryland municipal bonds. The portfolio's weighted average maturity will not exceed three years, but there is no maturity limit on individual securities.

   The Maryland Tax-Free Bond Fund will invest at least 65% of its total assets in investment-grade Maryland municipal bonds. Its weighted average maturity is expected to exceed 15 years.

   Each fund will generally purchase investment-grade securities, which means their ratings are within the four highest credit categories (AAA, AA, A, BBB) as determined by a national rating organization or, if unrated, by T. Rowe Price. The funds may occasionally purchase below-investment-grade securities (including those with the lowest or no rating) but no such purchase will be made if it would cause either fund's noninvestment-grade bonds to exceed 5% of its net assets.

   Investment decisions for each fund reflect the manager's outlook for interest rates and the economy as well as the prices and yields of various securities. For example, if we expect rates to fall, we may buy longer-term securities within each fund's respective range to provide higher yield and appreciation potential. And if our economic outlook is positive, we may take advantage of the funds' 5% "baskets" for noninvestment-grade bonds. The funds may sell holdings for a variety of reasons, such as to adjust a portfolio's average maturity or quality or to shift assets into higher-yielding securities.

T. ROWE PRICE
   Each fund sometimes invests in obligations of the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) that are exempt from federal, Maryland state, and local income taxes. The funds will generally purchase these securities when they offer a comparably attractive combination of risk and return.

   Due to seasonal variations or shortages in the supply of suitable short-term Maryland securities, each fund may invest in municipals whose interest is exempt from federal but not Maryland income taxes. Every effort will be made to minimize such investments, but they could compose up to 10% of each fund's annual income.

  . Income from Maryland municipal securities is exempt from federal, Maryland state, and local income taxes.


 What are the main risks of investing in the funds?

   Any of the following could cause a decline in your fund's price or income.

  . Interest rate This risk refers to the decline in bond prices that accompanies a rise in the overall level of interest rates. (Bond prices and interest rates move in opposite directions.) Generally, the longer the maturity of a fund or security, the greater its interest rate risk.

  . Credit risk This is the chance that any of a fund's holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund's income level and share price.

   As of June 1, 1999, the state of Maryland was rated Aaa by Moody's and AAA by Standard & Poor's.

   Each fund may invest a significant portion of assets in securities that are not general obligations of the state. These may be issued by local governments or public authorities and are rated according to their particular creditworthiness, which may vary significantly from the state's general obligations.

   While generally considered to be of medium quality, securities in the BBB category may be more susceptible to adverse economic or investing conditions, and some BBB securities have speculative characteristics. Each fund may retain a security whose credit quality is downgraded after purchase.

  . Significant political and economic developments within a state may have direct and indirect repercussions on virtually all municipal bonds issued in the state.

  . Geographical risk A fund investing within a single state is, by definition, less diversified geographically than one investing across many states and therefore has greater exposure to adverse economic and political changes within that state.

ABOUT THE FUNDS
  . Political risk The chance that a significant restructuring of federal income tax rates, or even serious discussion on the topic in Congress, could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Broadly lower income tax rates could reduce the advantage of owning municipals.

  . Other risks Each fund may invest in certain sectors with special risks, such as health care, which could be affected by federal or state legislation, electric utilities subject to governmental regulation, and private activity bonds without governmental backing.

   Each fund's investments in the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) require careful assessment of certain risk factors, including reliance on substantial federal assistance and favorable tax programs that have recently become subject to phaseout by Congress.

  . Derivatives risk To the extent the fund uses these instruments, it may be exposed to additional volatility and potential losses.

  . Year 2000 risk Organizations, governmental entities, and markets in which the funds invest will be affected by the Year 2000 problem. While at this time the funds cannot predict the degree of impact, it is possible that fund returns could be adversely affected as a result.

   As with any mutual fund, there can be no guarantee the funds will achieve their objectives.

  . The share price and income level of the funds will fluctuate with changing market conditions and interest rate levels. When you sell your shares, you may lose money.


 How can I tell which fund is most appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. The funds can be used to generate income or to diversify a stock portfolio. The higher your tax bracket, the more likely tax-exempt securities are appropriate. If you will need your principal in a relatively short time, or want to minimize share price volatility, the Short-Term Tax-Free Bond Fund may be a good choice. However, if you are investing for higher tax-free income and can tolerate more share price volatility, you should consider the longer-term bond fund. If you are investing for principal stability and liquidity, you should consider a money market fund.

   Both funds are inappropriate for tax-deferred accounts, such as IRAs.

  . The fund or funds you select should not represent your complete investment program or be used for short-term trading purposes.

T. ROWE PRICE
 How has each fund performed in the past?

   The bar charts and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next. Each fund's past performance is no guarantee of its future returns.

   The funds can also experience short-term performance swings, as shown by the best and worst calendar quarter returns accompanying the following charts. The returns are only for the years depicted in the charts.

 INPUT BAR CHARTS HERE
                                                                                 Calendar Year Total Returns
                           Fund                             1989   1990   1991    1992   1993    1994    1995    1996   1997   1998
 -----------------------------------------------------------------------------------------------------------------------------------
  Short-Term Tax-Free Bond                                   --     --      --     --      --    0.65%   7.58%  3.44%  4.18%  4.73%
  Tax-Free Bond                                            9.58%  6.23%  11.21%  8.55%  12.70%  -5.02   16.45   3.78   8.65   6.16
 -----------------------------------------------------------------------------------------------------------------------------------


 Short-Term Tax-Free Bond Fund Quarter ended Total return

 Best quarter   3/31/1995 2.47%

 Worst quarter  3/31/1994 -0.79%



 Tax-Free Bond Fund       Quarter ended Total return

 Best quarter   3/31/1995 6.43%

 Worst quarter  3/31/1994 -5.19%

 Table 1  Average Annual Total Returns
                                      Periods ended December 31, 1998
                                      1 year  5 years  Since inception  Inception date
                                      -------------------------------------------------------

  Maryland Short-Term Tax-Free Bond
  Fund                                4.73%    4.09%        4.35%          1/29/93
  Lipper Short Municipal Debt Funds   4.44     4.11         4.20
  Lehman Brothers Municipal Bond 3
  Year State General Obligation
  Index                               5.13     4.88         5.01
  Lipper Short Municipal Debt Funds   4.58     --           --
  Index
                                      --------------------------------------------------
  Maryland Tax-Free Bond Fund         6.16     5.77         6.81           3/31/87
  Lipper Maryland Municipal Debt
  Funds Average                       5.31     5.04         6.59
  Lehman Brothers Municipal Bond
  Index                               6.48     6.22         7.75
  Lipper Maryland Municipal Debt      5.45     5.42         --
  Funds Index
 --------------------------------------------------------------------------------------------


 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.

ABOUT THE FUNDS
 What fees or expenses will I pay?

   The funds are 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.

 Table 2  Fees and Expenses of the Funds
                                                          Annual fund operating expenses /a/
                                                    (expenses that are deducted from fund assets)
                                        Management   Other    Total annual fund   Fee waiver/expense    Net
  Fund                                     fee      expenses  operating expenses    reimbursement     expenses
 ---------------------------------------------------------------------------------                    ---------------
  Short-Term Tax-Free Bond                0.42%      0.20%          0.62%               0.02%          0.60%
                                        ------------------------------------------------------------------------
  Tax-Free Bond                           0.42       0.09           0.51                  --             --
 --------------------------------------------------------------------------------------------------------------------


 /a/
   Effective March 1, 1997, through June 30, 1998, T. Rowe Price contractually obligated itself to waive its fees and bear any expenses to the extent they would cause the fund's ratio of expenses to average net assets to exceed 0.65%. Effective July 1, 1998, T. Rowe Price agreed to lower the expense limitation to 0.60% through February 28, 1999. Effective March 1, 1999, T. Rowe Price agreed to extend the 0.60% expense limitation through February 28, 2001. Fees waived or expenses paid or assumed under these agreements are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 0.60%; however, no reimbursement will be made after June 30, 2000 (for the first agreement), February 28, 2001 (for the second agreement), or February 28, 2003 (for the third agreement); or if it would result in the expense ratio exceeding 0.60%. Any amounts reimbursed have the effect of increasing fees otherwise paid by the fund.



   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with that of other funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed, you invest $10,000, you earn a 5% annual return, and you hold the investment for the following periods:

     Fund                      1 year   3 years   5 years   10 years
    -----------------------------------------------------------------------

     Short-Term Tax-Free Bond    $61      $194      $342      $770
                               ---------------------------------------
     Tax-Free Bond                52       164       285       640
    -----------------------------------------------------------------------




 OTHER INFORMATION ABOUT THE FUNDS
 ----------------------------------------------------------

 What are the funds' potential rewards?

   The regular income dividends you receive from the funds should be exempt from federal income taxes. They are also expected to be exempt from Maryland state taxes for shareholders who live in Maryland.

T. ROWE PRICE
   The Maryland Short-Term Tax-Free Bond Fund is expected to provide a higher level of after-tax income than a money market fund and less share price volatility than the Maryland Tax-Free Bond Fund.

   The Maryland Tax-Free Bond Fund is expected to provide higher income and also have greater share price fluctuation than the Maryland Short-Term Tax-Free Bond Fund.


 How does the portfolio manager try to reduce risk?

   Consistent with each fund's objective, the portfolio manager uses various tools to try to reduce risk and increase total return, including:

  . Diversification of assets to reduce the impact of a single holding on a fund's net asset value.

  . Thorough credit research by our own analysts.

  . Adjustment of fund duration to try to reduce the drop in price when interest rates rise or to benefit from the rise in price when rates fall. Duration is a measure of a fund's price sensitivity to interest rate changes.


 What is the credit quality of Maryland general obligations and other fund holdings?

   The major rating agencies (Moody's, Standard & Poor's, and Fitch) assigned a _____ rating to Maryland general obligations (bonds backed by the state's full taxing and revenue raising resources) as of June 1, 1999. For more than a century, the state has not issued short-term tax anticipation notes or other similar short-term debt for its own needs. There is no general debt limit on general obligation bonds imposed under the state constitution or public general laws. The constitution imposes a maturity limit of 15 years on state general obligation bonds. The state's Capital Debt Affordability Committee annually recommends to the State General Assembly a yearly limit on the issuance of new general obligation bonds. Credit ratings and the financial and economic conditions of the state and its obligations are subject to change at any time.


 What about the quality of the funds' other holdings?

   In addition to the state's general obligations, each fund will invest a significant portion of assets in bonds that are rated according to the issuer's individual creditworthiness, such as bonds of local governments and public authorities. While local governments in Maryland depend principally on their own revenue sources, they could experience budget shortfalls due to cutbacks in state aid.

ABOUT THE FUNDS
   Certain fund holdings do not rely on any government for money to service their debt. Bonds issued by governmental authorities may depend wholly on revenues generated by the project they financed or on other dedicated revenue streams. The credit quality of these "revenue" bonds may vary significantly from that of the state's general obligations.

   As of June 1, 1999, Puerto Rico's general obligations were rated ___ by Moody's and ___ by Standard & Poor's.


 Some characteristics of municipal securities


 Who issues municipal securities?

   State and local governments and governmental authorities sell notes and bonds (usually called "municipals") to pay for public projects and services.


 Who buys municipal securities?

   Individuals are the primary investors, and a principal way they invest is through mutual funds. Prices of municipals may be affected by major changes in cash flows of money into or out of municipal funds. For example, substantial and sustained redemptions from municipal bond funds could result in lower prices for these securities.


 What is tax-free about municipal bonds and bond funds?

   The regular income dividends you receive from the fund should be exempt from regular federal income taxes. These dividends may also be exempt from your state's income tax (if any). However, capital gains distributed by the funds are taxable to you. (See Useful Information on Distributions and Taxes for details.)

  . Municipal securities are also called "tax-exempts" because the interest income they provide is usually exempt from federal income taxes.


 Is interest income from municipal issues always exempt from federal taxes?

   No. Since 1986 income from so-called "private activity" municipals has been subject to the federal alternative minimum tax (AMT). For instance, some bonds financing airports, stadiums, and student loan programs fall into this category. These bonds carry higher yields than regular municipals. Shareholders subject to the AMT must include income derived from private activity bonds in their AMT calculation. Relatively few taxpayers are required to pay the tax. Normally, each fund will not purchase any security if, as a result, more than 20% of the fund's income would be subject to the AMT. The portion of income subject to the AMT will be reported annually to shareholders. (Please see Distributions and Taxes - Taxes on Fund Distributions.)

T. ROWE PRICE
   Additionally, under highly unusual circumstances, the IRS may determine that a bond issued as tax-exempt should in fact be taxable. If a fund were to hold such a bond, the fund could have to distribute taxable income or reclassify as taxable income that previously distributed as tax-free.


 Why are yields on municipals usually below those on otherwise comparable taxable securities?

   Since the income provided by most municipals is exempt from federal taxation, investors are willing to accept lower yields on a municipal bond than on an otherwise similar (in quality and maturity) taxable bond.


 How can I tell if a tax-free or taxable fund is suitable for me?

   The primary factor is your expected federal income tax rate. The higher your tax bracket, the more likely tax-exempts will be appropriate. If a municipal fund's tax-exempt yield is higher than the after-tax yield on a taxable bond or money fund, then your income will be higher in the municipal fund. To find what a taxable fund would have to yield to equal the yield on a municipal fund, divide the municipal fund's yield by one minus your tax rate. For quick reference, the next table shows a range of taxable-equivalent yields.

 Table 3  Taxable-Equivalent Yields
  If your                                                                       A tax-free yield of
  federal tax                                                          2%     3%     4%     5%     6%     7%
  rate is:                                                                  Equals a taxable yield of:
  28%                                                                 2.8%   4.2%   5.6%   6.9%   8.3%    9.7%
                                                                      ------------------------------------------
  31%                                                                 2.9    4.3    5.8    7.2    8.7    10.1
                                                                      ------------------------------------------
  36%                                                                 3.1    4.7    6.2    7.8    9.4    10.9
                                                                      ------------------------------------------
  39.6%                                                               3.3    5.0    6.6    8.3    9.9    11.6
 --------------------------------------------------------------------------------------------------------------------



 What are the major differences between money market and bond funds?

  . Price Bond funds have fluctuating share prices. Money market funds are managed to maintain a stable share price.

  . Maturity Short- and intermediate-term bond funds have longer average maturities (from one to 10 years) than money market funds (90 days or less). Longer-term bond funds have the longest average maturities (10 years or more).

  . Income Short- and intermediate-term bond funds typically offer more income than money market funds and less income than longer-term bond funds.

ABOUT THE FUNDS
 SOME BASICS OF FIXED INCOME INVESTING
 ----------------------------------------------------------

 Is a fund's yield fixed or will it vary?

   It will vary. The yield is calculated every day by dividing a fund's net income per share, expressed at annual rates, by the share price. Since both income and share price will fluctuate, a fund's yield will also vary. (Although money fund prices are stable, income is variable.)


 Is yield the same as total return?

   Not for bond funds. The total return reported for a fund is the result of reinvested distributions (income and capital gains) and the change in share price for a given time period. Income is always a positive contributor to total return and can enhance a rise in share price or serve as an offset to a drop in share price. Since money funds are managed to maintain a stable share price, their yield and total return should be the same.


 What is credit quality and how does it affect yield?

   Credit quality refers to a bond issuer's expected ability to make all required interest and principal payments on time. Because highly rated issuers represent less risk, they can borrow at lower interest rates than less creditworthy issuers. Therefore, a fund investing in high-quality securities should have a lower yield than an otherwise comparable fund investing in lower-quality securities.


 What is meant by a bond fund's maturity?

   Every bond has a stated maturity date when the issuer must repay the bond's entire principal value to the investor. However, many bonds are "callable," meaning their principal can be repaid earlier, on or after specified call dates. Bonds are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In that environment, a bond's "effective maturity" is usually its nearest call date. For example, the rate at which homeowners pay down their mortgage principal determines the effective maturity of mortgage-backed bonds.

   A bond mutual fund has no real maturity, but it does have a weighted average maturity and an average effective maturity. This number is an average of the stated or effective maturities of the underlying bonds, with each bond's maturity "weighted" by the percentage of fund assets it represents. Some funds target effective maturities rather than stated maturities when computing the average. This provides additional flexibility in portfolio management but, all else being equal, could result in higher volatility than a fund targeting a stated maturity or maturity range.

T. ROWE PRICE
 What is meant by a bond fund's duration?

   Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It measures this sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the bond's life. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years - the duration. Effective duration takes into account call features and sinking fund payments that may shorten a bond's life.

   Since duration can also be computed for bond funds, you can estimate the effect of interest rates on share price by multiplying fund duration by an expected change in interest rates. For example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if rates rose by one percentage point. (T. Rowe Price bond fund shareholder reports show duration.)


 How is a municipal's price affected by changes in interest rates?

   When interest rates rise, a bond's price usually falls, and vice versa. In general, the longer a bond's maturity, the greater the price increase or decrease in response to a given change in rates, as shown in Table 4.

 Table 4  How Interest Rates May Affect Bond Prices
                                  Price per $1,000 of a Municipal Bond if Interest Rates:
                                     Rates                         Rates
  Bond maturity          Coupon     Increase                      Decrease
                                    --------          2%          --------          2%
                                       1%                            1%
  1 year          2000   3.00%        $990           $981          $1,010         $1,020
                                 ------------------------------------------------------------
  3 years         2002   3.55          972            945           1,029          1,058
                                 ------------------------------------------------------------
  5 years         2004   3.75          956            914           1,046          1,095
                                 ------------------------------------------------------------
  10 years        2009   4.10          922            852           1,085          1,180
                                 ------------------------------------------------------------
  20 years        2019   4.87          883            784           1,138          1,303
                                 ------------------------------------------------------------
  30 years        2029   4.94          861            749           1,175          1,397
 -------------------------------------------------------------------------------------------------


 The table reflects yields on AAA-rated municipals as of May 31, 1999. This is an illustration and does not represent expected yields or share price changes of any T. Rowe Price fund.


 Do money market securities react to changes in interest rates?

   Yes. As interest rates change, the prices of money market securities fluctuate, but changes are usually small because of their very short maturities. Investments are typically held until maturity in a money fund to help the fund maintain a $1.00 share price.

 ABOUT YOUR ACCOUNT
                                        2
 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price fund.


 How and when shares are priced

   Bond funds
   The share price (also called "net asset value" or NAV per share) for each fund is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day the New York Stock Exchange is open for business. To calculate the NAV, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Current market values are used to price fund shares.

  . The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional accounts.


 How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

   Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.


 How you can receive the proceeds from a sale

  . When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. Proceeds sent by ACH transfer should be credited the second day after the sale. ACH is an automated method of initiating payments from, and receiving payments in, your

T. ROWE PRICE
   financial institution account. The ACH system is supported by over 20,000 banks, savings banks, and credit unions. Proceeds sent by bank wire should be credited to your account the next business day.

  . Exception: Under certain circumstances and when deemed to be in each fund's best interests, your proceeds may not be sent for up to seven calendar days after we receive your redemption request.

  . If for some reason we cannot accept your request to sell shares, we will contact you.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------
  . All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the business day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   Income dividends
  . Bond funds declare income dividends daily at 4 p.m. ET to shareholders of record at that time provided payment has been received on the previous business day.

  . Dividends are paid on the first business day of each month.

  . Fund shares will earn dividends through the date of redemption; also, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

ABOUT YOUR ACCOUNT
   Capital gains
  . A capital gain or loss is the difference between the purchase and sale price of a security.

  . If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month.


 Tax Information

  . You will be sent timely information for your tax filing needs.

   Although the regular monthly income dividends you receive from each fund are expected to be exempt from federal and state and local (if any) income taxes, you need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.

  . The fund makes a distribution to your account.

   Note: You must report your total tax-exempt income on IRS Form 1040. The IRS uses this information to help determine the tax status of any Social Security payments you may have received during the year. For shareholders who receive Social Security benefits, the receipt of tax-exempt interest may increase the portion of benefits that are subject to tax.

   If a fund invests in certain "private activity" bonds, shareholders who are subject to the alternative minimum tax (AMT) must include income generated by these bonds in their AMT computation. The portion of your fund's income that should be included in your AMT calculation, if any, will be reported to you in January.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes. If you realize a loss on the sale or exchange of fund shares held six months or less, your capital loss is reduced by the tax-exempt dividends received on those shares.

   In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For most new accounts or those opened by exchange in 1984 or later, we will provide the gain or loss on the shares you sold during the year, based on the "average cost," single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

T. ROWE PRICE
   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions
   In January, you will be sent Form 1099-DIV indicating the tax status of any capital gain distributions made to you. This information will also be reported to the IRS. A fund's capital gain distributions are generally taxable to you for the year in which they were paid. Dividends are expected to be tax-exempt.

   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income and long-term gains on securities held more than 12 months are taxed at a maximum rate of 20%. If you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term loss will be reclassified to a long-term loss to the extent of any long-term capital gain distribution received during the period you held the shares.

   A portion of the capital gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses. Therefore, to the extent each fund invests in these securities, the likelihood of a taxable gain distribution will be increased.

  . Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain distribution
   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions.

ABOUT YOUR ACCOUNT
 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------
  . Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment
   If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by each fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price fund as reimbursement. Each fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks. The fund does not accept purchases made by credit card check.


 Sale (Redemption) Conditions

   Holds on immediate redemptions: 10-day hold
   If you sell shares that you just purchased and paid for by check or ACH transfer, the funds will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. If, during the clearing period, we receive a check drawn against your bond or money market account, it will be returned marked "uncollected." (The 10-day hold does not apply to the following: purchases paid for by bank wire; cashier's, certified, or treasurer's checks; or automatic purchases through your paycheck.)

   Telephone, Tele*Access/(R)/, and personal computer transactions
   Exchange and redemption services through telephone and Tele*Access are established automatically when you sign the New Account Form unless you check the boxes that state you do not want these services. Personal computer transactions must be authorized separately. T. Rowe Price funds and their agents use reasonable procedures (including shareholder identity verification) to confirm that instructions given by telephone or computer are genuine; they are not liable for acting on these instructions. If these procedures are not followed, it is the opinion of certain regulatory agencies that the funds and their agents may be liable for any losses that may result from acting on the instructions. A confirmation is sent promptly after a transaction. All telephone conversations are recorded.

T. ROWE PRICE
   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading

  . T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the fund and raise its expenses. To deter such activity, the fund has adopted an excessive trading policy. If you violate our excessive trading policy, you may be barred indefinitely and without further notice from further purchases of T. Rowe Price funds.

  . Trades placed directly with T. Rowe Price  If you trade directly with T.
   Rowe Price, you can make one purchase and sale involving the same fund within any 120-day period. For example, if you are in fund A, you can move substantial assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C. If you exceed this limit, you are in violation of our excessive trading policy.

   Two types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a nonmoney fund are not exempt); and 2) systematic purchases or redemptions (see Information About Your Services).

  . Trades placed through intermediaries If you purchase fund shares through an intermediary including a broker, bank, investment adviser, or other third party and hold them for less than 60 calendar days, you are in violation of our excessive trading policy.


 Keeping Your Account Open

   Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.


 Small Account Fee

   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the funds' transfer agent, will automatically be deducted from nonretirement accounts with balances

ABOUT YOUR ACCOUNT
   falling below a minimum level. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/ UTMA accounts, for which the limit is $500. The fee will be waived for any investor whose T. Rowe Price mutual fund investments total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee will not apply to IRAs and other retirement plan accounts. (A separate custodial fee may apply to IRAs and other retirement plan accounts.)


 Signature Guarantees

  . A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  . Remitting redemption proceeds to any person, address, or bank account not on record.

  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  . Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUNDS
                                        3
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How are the funds organized?

   The T. Rowe Price State Tax-Free Income Trust (the "Trust") was organized in 1986 as a Massachusetts business trust and is a "nondiversified, open-end investment company," or mutual fund. The Short-Term Tax-Free Bond Fund was organized in 1993, and the Tax-Free Bond Fund was organized in 1987. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.

  . Shareholders benefit from T. Rowe Price's 62 years of investment management experience.


 What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

  . Receive a proportional interest in a fund's income and capital gain distributions.

  . Cast one vote per share on certain fund matters, including the election of fund trustees, changes in fundamental policies, or approval of changes in the fund's management contract.


 Do T. Rowe Price funds have annual shareholder meetings?

   The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not intend to do so except when certain matters, such as a change in a fund's fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone, or on the Internet.

ABOUT YOUR ACCOUNT
 Who runs the funds?

   General Oversight
   The Trust is governed by a Board of Trustees that elects the Trust's officers and meets regularly to review the funds' investments, performance, expenses, and other business affairs. The policy of the Trust is that a majority of Board members are independent of T. Rowe Price.

  . All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price - specifically by each fund's portfolio managers.

   Portfolio Management
   Each fund has an Investment Advisory Committee whose chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing each fund's investment program. The Investment Advisory Committees comprise the following members:

  . Short-Term Tax-Free Bond Fund Charles B. Hill, Chairman, Patricia S. Deford,
   Marcy M. Lash, Joseph K. Lynagh, Hugh D. McGuirk, Mary J. Miller, Julie A. Salsbery, and Arthur S. Varnado. Mr. Hill was appointed chairman of the fund's committee in 1996. He joined T. Rowe Price in 1991 and has been managing investments since 1986.

  . Tax-Free Bond Fund Mary J. Miller, Chairman, Patricia S. Deford, Marcy M.
   Lash, Konstantine B. Mallas, Hugh D. McGuirk, and Arthur S. Varnado. Ms. Miller has been chairman of the fund's committee since its inception in 1993. She joined T. Rowe Price in 1983 and has been managing investments since 1987.

   The Management Fee
   This fee has two parts - an "individual fund fee," which reflects a fund's particular characteristics, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, and any institutional, index, or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

   Group Fee Schedule

                                                                        0.334%            First $50 billion/a/
                                                                       -----------------------------------------
                                                                        0.305%            Next $30 billion
                                                                       -----------------------------------------
                                                                        0.300%            Next $40 billion
                                                                       -----------------------------------------
                                                                        0.295%            Thereafter
    -----------------------------------------------------------------------------------------------------------------


   /a/     Represents a blended group fee rate containing various break points.

T. ROWE PRICE
   Each fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the T. Rowe Price funds described previously. Based on combined T. Rowe Price funds' assets of over $89 billion at March 31, 1999, the group fee was 0.32%. The individual fund fee is 0.10%.



 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us; in our newsletter, The Price Report; in T. Rowe Price advertisements; and in the media.


 Total Return

   This tells you how much an investment in a fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

   Advertisements for a fund may include cumulative or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.


 Cumulative Total Return

   This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, a fund could have a 10-year positive cumulative return despite experiencing three negative years during that time.


 Average Annual Total Return

   This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, provided you held it for the entire period.


 Yield

   The current or "dividend" yield on a fund or any investment tells you the relationship between the investment's current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized, and divided by the price at the end of

MORE ABOUT THE FUNDS
   the given period. For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period.

   For bond funds, the advertised or Securities and Exchange Commission (SEC) yield is found by determining the net income per share (as defined by the SEC) earned by a fund during a 30-day base period and dividing this amount by the per share price on the last day of the base period. The SEC yield may differ from the dividend yield.



 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------
   This section takes a detailed look at some of the types of securities each fund may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. Each fund's investment program is subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change each fund's objective and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies" that can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. Each fund adheres to applicable investment restrictions and policies at the time it makes an investment. A later change in circumstances does not cause a violation of the restriction and will not require the sale of an investment if it was proper at the time it was made.

   The funds' holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in the prospectus. For instance, these funds are not permitted to invest more than 10% of total assets in residual interest bonds. While these restrictions provide a useful level of detail about a fund's investment program, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in residual interest bonds could have significantly more of an impact on a fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all the funds' other investments.

   Changes in the funds' holdings, the funds' performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

  . Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help each fund achieve its objective.

T. ROWE PRICE
 Types of Portfolio Securities

   In seeking to meet its investment objective, each fund may invest in any type of municipal security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe the principal types of portfolio securities and investment management practices of the funds.

   Fundamental policy Each fund is registered as a nondiversified mutual fund. This means that the fund may invest a greater portion of its assets in a single issuer than a diversified fund, which may subject the fund to greater risk of price declines. However, because each fund intends to qualify as a "regulated investment company" under the Internal Revenue Code, it must invest so that, at the end of each quarter, with respect to 50% of its total assets, no more than 5% of its assets is invested in the securities of a single issuer, and with respect to the remaining 50%, no more than 25% of its assets is invested in a single issuer.

   Municipal Securities
   Each fund's assets are invested primarily in various tax-free municipal debt securities. The issuers have a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date or dates. An issuer may have the right to redeem or "call" a bond before maturity, and the funds may have to reinvest the proceeds at lower rates.

   There are two broad categories of municipal bonds. General obligation bonds are backed by the issuer's "full faith and credit," that is, its full taxing and revenue raising power. Revenue bonds usually rely exclusively on a specific revenue source, such as charges for water and sewer service, to generate money for debt service.

  . In purchasing municipals, the funds rely on the opinion of the issuer's bond counsel regarding the tax-exempt status of the investment.

   Private Activity Bonds and Taxable Securities
   While income from most municipals is exempt from federal income taxes, the income from certain types of so-called private activity bonds (a type of revenue bond) may be subject to the alternative minimum tax (AMT). However, only persons subject to the AMT pay this tax. Private activity bonds may be issued for purposes such as housing or airports or to benefit a private company. (Being subject to the AMT does not mean the investor necessarily pays this tax. For further information, please see Distributions and Taxes.)

   Fundamental policy Under normal market conditions, each fund will not purchase any security if, as a result, less than 80% of the fund's income would be exempt from federal, Maryland state, and local income taxes. Up to 20% of fund income could be derived from securities subject to the alternative minimum tax.

MORE ABOUT THE FUNDS
   Operating policy During periods of abnormal market conditions, for temporary defensive purposes, each fund may invest without limit in high-quality, short-term securities whose income is subject to federal, Maryland state, and local income taxes.

   In addition to general obligation and revenue bonds, each fund's investments may include, but are not limited to, the following types of securities:

   Municipal Lease Obligations
   A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government's unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, the funds would assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. The funds may also purchase unrated lease obligations.

   Municipal Warrants
   Municipal warrants are essentially call options on municipal bonds. In exchange for a premium, they give the purchaser the right, but not the obligation, to purchase a municipal bond in the future. The funds might purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity.

   Operating policy Each fund may invest up to 2% of its total assets in municipal warrants.

   Securities With "Puts" or Other Demand Features
   Some longer-term municipals give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request - usually one to seven days. This demand feature enhances a security's liquidity by dramatically shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the funds may be forced to hold the longer-term security, which could experience substantially more volatility.

   Securities With Credit Enhancements
  . Letters of credit Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal security should default.

  . T. Rowe Price periodically reviews the credit quality of the insurer.

T. ROWE PRICE
  . Municipal Bond Insurance This insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability.

   The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders, such as the funds. The number of municipal bond insurers is relatively small, and not all of them have the highest rating.

  . Standby Purchase Agreements A Standby Bond Purchase Agreement (SBPA) is a liquidity facility provided to pay the purchase price of bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

   Synthetic or Derivative Securities
   Derivatives and synthetics in which the funds may invest include:

  . Residual Interest Bonds (These are a type of potentially high-risk derivative.) The income stream provided by an underlying bond is divided to create two securities, one short term and one long term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term bonds can be very volatile and may be less liquid than other municipals of comparable maturity. The funds will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

   Operating policy Each fund may invest up to 10% of its total assets in residual interest bonds.

  . Participation Interests This term covers various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The funds will invest only in securities deemed tax-exempt

MORE ABOUT THE FUNDS
   by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter. There is no limit on the amount that the funds can invest in these securities.

  . Embedded Interest Rate Swaps and Caps In a fixed rate, long-term municipal bond with an interest rate swap attached to it, the bondholder usually receives the bond's fixed coupon payment as well as a variable rate payment that represents the difference between a fixed rate for the term of the swap (which is typically shorter than the bond it is attached to) and a variable rate, short-term municipal index. The bondholder receives excess income when short-term rates remain below the fixed interest rate swap rate. If short-term rates rise above the fixed income swap rate, the bondholder's income is reduced. At the end of the interest rate swap term, the bond reverts to a single fixed coupon payment.

   An embedded interest rate cap allows the bondholder to receive payments whenever short-term rates rise above a level established at the time of purchase. They normally are used to hedge against rising short-term interest rates.

   Both instruments may be volatile and of limited liquidity, and their use may adversely affect each fund's total return.

   Operating policy Each fund may invest up to 10% of its total assets in embedded interest rate swaps and caps.

   Private Placements
   Each fund may seek to enhance its yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability.

   Operating policy Each fund may invest up to 15% of its net assets in illiquid securities, including unmarketable private placements.


 Types of Investment Management Practices

   Reserve Position
   Each fund will hold a portion of its assets in short-term, tax-exempt money market securities maturing in one year or less. The reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments; can help in structuring each fund's weighted average maturity; and serves as a short-term defense during periods of unusual market volatility. Each fund's reserve position can consist of shares of one or more
   T. Rowe Price internal money market funds as well as short-term, investment-grade securities, including tax-exempt commercial paper, municipal notes, and short-term maturity bonds. Some of these securities may have adjustable, variable, or floating rates. For tem-

T. ROWE PRICE
   porary, defensive purposes, each fund may invest without limitation in money market reserves. The effect of taking such a position is that the fund may not achieve its investment objective.

   When-Issued Securities and Forwards
   New issues of municipals are often sold on a "when-issued" basis, that is, delivery and payment take place 15 - 45 days after the buyer has agreed to the purchase. Some bonds, called "forwards," have longer-than-standard settlement dates, typically six to 24 months. When buying these securities, each fund will maintain cash or high-grade marketable securities held by its custodian equal in value to its commitment for these securities. Each fund does not earn interest on when-issued and forward securities until settlement, and the value of the securities may fluctuate between purchase and settlement. Municipal "forwards" typically carry a substantial yield premium to compensate the buyer for their greater interest rate, credit, and liquidity risks.

   Interest Rate Futures
   Futures (a type of potentially high-risk derivative) are often used to manage risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Specifically, the funds may use futures (and options on futures) for any number of reasons, including: to hedge against a potentially unfavorable change in interest rates and to adjust their exposure to the municipal bond market; to protect portfolio value; in an effort to enhance income; as a cash management tool; and to adjust portfolio duration. The use of futures for hedging and non-hedging purposes may not always be successful. Their prices can be highly volatile, using them could lower a fund's total return, and the potential loss from their use could exceed a fund's initial exposure to such contracts.

   Operating policy Initial margin deposits on futures and premiums on options used for non-hedging purposes will not equal more than 5% of each fund's net asset value.

   Borrowing Money and Transferring Assets
   Each fund can borrow money from banks and other Price funds as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with each fund's investment objective and program. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.

   Operating policy Each fund may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of the fund's total assets. Each fund may not purchase additional securities when borrowings exceed 5% of total assets.

MORE ABOUT THE FUNDS
   Portfolio Turnover
   Each fund generally purchases securities with the intention of holding them for investment; however, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. Due to the nature of each fund's investment program, a fund's portfolio turnover rate may exceed 100%. A high turnover rate may increase transaction costs and result in additional taxable gains. The funds' portfolio turnover rates for the previous three fiscal years are shown in Table 5.

 Table 5  Portfolio Turnover Rates
  Fund                               1999        1998        1997
                                     ----        ----        ----
  Short-Term Tax-Free Bond          46.4%       60.4%       21.4%
                                  ------------------------------------
  Tax-Free Bond                     15.4        19.2        26.2
 --------------------------------------------------------------------------


   Sector Concentration
   It is possible that each fund could have a considerable amount of assets (25% or more) in securities that would tend to respond similarly to particular economic or political developments. An example would be securities of issuers related to a single industry, such as hospital bonds.

   Operating policy Each fund is limited to 25% of total assets in industrial development bonds of projects in the same industry (such as solid waste, nuclear utility, or airlines). Bonds which are refunded with escrowed U.S. government securities are not subject to the 25% limitation.

   Credit-Quality Considerations
   The credit quality of most bond issues is evaluated by rating agencies such as Moody's and Standard & Poor's on the basis of the issuer's ability to meet all required interest and principal payments. The highest ratings are assigned to issuers perceived to be the best credit risks. T. Rowe Price research analysts also evaluate all portfolio holdings of each fund, including those rated by outside agencies. Other things being equal, lower-rated bonds have higher yields due to greater risk. High-yield bonds, also called "junk" bonds, are those rated below BBB.

   Table 6 shows the rating scale used by the major rating agencies, and Table 7 provides an explanation of quality ratings. T. Rowe Price considers publicly available ratings but emphasizes its own credit analysis when selecting investments.

 Table 6  Ratings of Municipal Debt Securities
                   Moody's        Standard &
                   Investors      Poor's           Fitch
                   Service, Inc.  Corporation      IBCA, Inc.            Definition
  Long Term         Aaa            AAA              AAA                   Highest quality
                   ----------------------------------------------------------------------------------------------
                    Aa             AA               AA                    High quality
                   ----------------------------------------------------------------------------------------------
                    A              A                A                     Upper medium grade
                   ----------------------------------------------------------------------------------------------
                    Baa            BBB              BBB                   Medium grade
                   Moody's                         S&P                            Fitch IBCA
  Short Term        MIG1/ VMIG1    Best quality     SP1+   Very strong quality     F-1+   Exceptionally strong
                                                    SP1    Strong grade            F-1    quality
                                                                                          Very strong quality
                   ----------------------------------------------------------------------------------------------
                    MIG2/ VMIG2    High quality     SP2    Satisfactory grade      F-2    Good credit quality
                   ----------------------------------------------------------------------------------------------
  Commercial        P-1            Superior         A-1+   Extremely strong        F-1+   Exceptionally strong
  Paper                            quality          A-1    quality                 F-1    quality
                                                           Strong quality                 Very strong quality
                   ----------------------------------------------------------------------------------------------
                    P-2            Strong quality   A-2    Satisfactory quality    F-2    Good credit quality
 ---------------------------------------------------------------------------------------------------------------------

T. ROWE PRICE

 Table 7  Explanation of Quality Ratings
                                          Bond
                                          Rating    Explanation
  Moody's Investors                        Aaa       Highest quality, smallest degree of
  Service, Inc.                                      investment risk.
                                          -----------------------------------------------------
                                           Aa        High quality; together with Aaa bonds,
                                                     they compose the high-grade bond group.
                                          -----------------------------------------------------
                                           A         Upper-medium-grade obligations; many
                                                     favorable investment attributes.
                                          -----------------------------------------------------
                                           Baa       Medium-grade obligations; neither highly
                                                     protected nor poorly secured. Interest
                                                     and principal appear adequate for the
                                                     present, but certain protective elements
                                                     may be lacking or may be unreliable over
                                                     any great length of time.
                                          -----------------------------------------------------
                                           Ba        More uncertain with speculative
                                                     elements. Protection of interest and
                                                     principal payments not well safeguarded
                                                     in good and bad times.
                                          -----------------------------------------------------
                                           B         Lack characteristics of desirable
                                                     investment; potentially low assurance of
                                                     timely interest and principal payments
                                                     or maintenance of other contract terms
                                                     over time.
                                          -----------------------------------------------------
                                           Caa       Poor standing, may be in default;
                                                     elements of danger with respect to
                                                     principal or interest payments.
                                          -----------------------------------------------------
                                           Ca        Speculative in high degree; could be in
                                                     default or have other marked
                                                     shortcomings.
                                          -----------------------------------------------------
                                           C         Lowest rated. Extremely poor prospects
                                                     of ever attaining investment standing.
 ---------------------------------------------------------------------------------------------------
  Standard & Poor's                        AAA       Highest rating; extremely strong
  Corporation                                        capacity to pay principal and interest.
                                          -----------------------------------------------------
                                           AA        High quality; very strong capacity to
                                                     pay principal and interest.
                                          -----------------------------------------------------
                                           A         Strong capacity to pay principal and
                                                     interest; somewhat more susceptible to
                                                     the adverse effects of changing
                                                     circumstances and economic conditions.
                                          -----------------------------------------------------
                                           BBB       Adequate capacity to pay principal and
                                                     interest; normally exhibit adequate
                                                     protection parameters, but adverse
                                                     economic conditions or changing
                                                     circumstances more likely to lead to
                                                     weakened capacity to pay principal and
                                                     interest than for higher-rated bonds.
                                          -----------------------------------------------------
                                           BB, B,    Predominantly speculative with respect
                                           CCC, CC   to the issuer's capacity to meet
                                                     required interest and principal
                                                     payments. BB - lowest degree of
                                                     speculation;
                                                     CC - the highest degree of speculation.
                                                     Quality and protective characteristics
                                                     outweighed by large uncertainties or
                                                     major risk exposure to adverse
                                                     conditions.
                                          -----------------------------------------------------
                                           D         In default.
                                          -----------------------------------------------------
  Fitch IBCA, Inc.                         AAA       Highest quality; obligor has
                                                     exceptionally strong ability to pay
                                                     interest and repay principal, which is
                                                     unlikely to be affected by reasonably
                                                     foreseeable events.
                                          -----------------------------------------------------
                                           AA        Very high quality; obligor's ability to
                                                     pay interest and repay principal is very
                                                     strong. Because bonds rated in the AAA
                                                     and AA categories are not significantly
                                                     vulnerable to foreseeable future
                                                     developments, short-term debt of these
                                                     issuers is generally rated F-1+.
                                          -----------------------------------------------------
                                           A         High quality; obligor's ability to pay
                                                     interest and repay principal is
                                                     considered to be strong, but may be more
                                                     vulnerable to adverse changes in
                                                     economic conditions and circumstances
                                                     than higher-rated bonds.
                                          -----------------------------------------------------
                                           BBB       Satisfactory credit quality; obligor's
                                                     ability to pay interest and repay
                                                     principal is considered adequate.
                                                     Unfavorable changes in economic
                                                     conditions and circumstances are more
                                                     likely to adversely affect these bonds
                                                     and impair timely payment. The
                                                     likelihood that the ratings of these
                                                     bonds will fall below investment grade
                                                     is higher than for higher-rated bonds.
                                          -----------------------------------------------------
                                           BB,       Not investment grade; predominantly
                                           CCC,      speculative with respect to the issuer's
                                           CC, C     capacity to repay interest and repay
                                                     principal in accordance with the terms
                                                     of the obligation for bond issues not in
                                                     default. BB is the least speculative. C
                                                     is the most speculative.
 ---------------------------------------------------------------------------------------------------

MORE ABOUT THE FUNDS
 Year 2000 Processing Issue

   Many computer programs use two digits rather than four to identify the year. These programs, if not adapted, will not correctly handle the change from "99" to "00" on January 1, 2000, and will not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.

   T. Rowe Price has implemented steps intended to assure that major computer systems and processes are capable of Year 2000 processing. We are working with third parties to assess the adequacy of their compliance efforts and are developing contingency plans intended to assure that third-party noncompliance will not materially affect T. Rowe Price's operations.

   Companies, organizations, governmental entities, and markets in which the T. Rowe Price funds invest will be affected by the Year 2000 issue, but at this time the funds cannot predict the degree of impact. For funds that invest in foreign markets, especially emerging markets, it is possible foreign companies and

T. ROWE PRICE
   markets will not be as prepared for Year 2000 as domestic companies and markets. To the extent the effect of Year 2000 is negative, a fund's returns could be reduced.



 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------
   Table 8, which provides information about each fund's financial history, is based on a single share outstanding throughout each fiscal year. Each fund's section of the table is part of the fund's financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the table represent the rate that an investor would have earned or lost on an investment in each fund (assuming reinvestment of all dividends and distributions). The financial statements in the annual report were audited by the funds' independent accountants, PricewaterhouseCoopers LLP.

MORE ABOUT THE FUNDS

 Table 8  Financial Highlights
                                                Year ended February 28
  Short-Term Tax-Free Bond       1995       1996/a/     1997        1998        1999
 ----------------------------------------------------------------------------------------------

  Net asset value,
  beginning of period           $  5.09    $  5.04    $   5.15    $   5.11    $   5.14
  Income From Investment Operations
  Net investment income           0.18/b/    0.21/b/     0.20/b/   0.20/b/     0.19/b/
                                ----------------------------------------------------------
  Net gains or losses on
  securities (both realized       (0.05)      0.11       (0.04)       0.03        0.03
  and unrealized)
                                ----------------------------------------------------------
  Total from investment
  operations                       0.13       0.32        0.16        0.23        0.22
  Less Distributions
  Dividends (from net             (0.18)     (0.21)      (0.20)      (0.20)      (0.19)
  investment income)
                                ----------------------------------------------------------
  Distributions (from capital        --         --          --          --          --
  gains)
                                ----------------------------------------------------------
  Total distributions             (0.18)     (0.21)      (0.20)      (0.20)      (0.19)
                                ----------------------------------------------------------
  Net asset value,              $  5.04    $  5.15    $   5.11    $   5.14    $   5.17
  end of period
                                ----------------------------------------------------------
  Total return                     2.64%      6.49%       3.26%       4.56%       4.46%
  Ratios/Supplemental Data
  Net assets, end of period     $74,808    $85,784    $102,252    $109,424    $122,552
  (in thousands)
                                ----------------------------------------------------------
  Ratio of expenses to average     0.65%/b/   0.65%/b/    0.65%/b/    0.65%/b/    0.65%/b/
  net assets
                                ----------------------------------------------------------
  Ratio of net income to           3.59%      4.14%       3.98%       3.89%       3.80%
  average net assets
                                ----------------------------------------------------------
  Portfolio turnover rate         105.3%      39.3%       21.4%       60.4%       46.4%
 ----------------------------------------------------------------------------------------------



 /a/       Period ended February 29.

 /b/
   Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through February 28, 1999.

T. ROWE PRICE

 Table 8  Financial Highlights (continued)
                                         Year ended February 28
  Tax-Free Bond            1995     1996/a/      1997       1998        1999
 --------------------------------------------------------------------------------------

  Net asset value,
  beginning of period    $  10.45   $   9.99   $  10.40   $  10.35   $    10.67
  Income From Investment Operations
  Net investment income      0.56       0.57       0.56       0.55         0.54
                         ---------------------------------------------------------
  Net gains or losses
  on securities (both
  realized and              (0.44)      0.41      (0.05)      0.32         0.06
  unrealized)
                         ---------------------------------------------------------
  Total from investment
  operations                 0.12       0.98       0.51       0.87         0.60
  Less Distributions
  Dividends (from net       (0.56)     (0.57)     (0.56)     (0.55)       (0.54)
  investment income)
                         ---------------------------------------------------------
  Distributions (from       (0.02)        --         --         --           --
  capital gains)
                         ---------------------------------------------------------
  Total distributions       (0.58)     (0.57)     (0.56)     (0.55)       (0.54)
                         ---------------------------------------------------------
  Net asset value,       $   9.99   $  10.40   $  10.35   $  10.67   $    10.73
  end of period
                         ---------------------------------------------------------
  Total return               1.43%     10.00%      5.12%      8.68%        5.80%
  Ratios/Supplemental Data
  Net assets, end of     $724,823   $798,589   $819,981   $926,416   $1,063,161
  period (in thousands)
                         ---------------------------------------------------------
  Ratio of expenses to       0.57%      0.54%      0.54%      0.51%        0.51%
  average net assets
                         ---------------------------------------------------------
  Ratio of net income        5.73%      5.53%      5.47%      5.31%        5.10%
  to average net assets
                         ---------------------------------------------------------
  Portfolio turnover         28.9%      23.9%      26.2%      19.2%        15.4%
  rate
 --------------------------------------------------------------------------------------



 /a/       Period ended February 29.

 INVESTING WITH T. ROWE PRICE
                                        4
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
Tax Identification Number
We must have your correct Social Security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.

 Institutional Accounts
Transaction procedures in the following sections may not apply to institutional accounts. For institutional account procedures, please call your designated account manager or service representative.



 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
$2,500 minimum initial investment; $1,000 for retirement plans or gifts or transfers to minors (UGMA/UTMA) accounts

Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

By Mail
Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address in the next paragraph. We do not accept third-party checks to open new accounts.

Mail via United States Postal Service
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21297-1300

T. ROWE PRICE
Mail via private carriers/overnight services
T. Rowe Price Account Services 10090 Red Run Blvd. Owings Mills, MD 21117-4842

By Wire
Call Investor Services for an account number and give the following wire information to your bank:

Receiving Bank:  PNC Bank, N.A. (Pittsburgh) Receiving Bank ABA#:  043000096
Beneficiary: T. Rowe Price [fund name] Beneficiary Account: 1004397951 Originator to Beneficiary Information (OBI): name of owner(s) and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed below.

Note: No services will be established and IRS penalty withholding may occur until a signed New Account Form is received.

By Exchange
Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Information About Your Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. For limitations on exchanging, see explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person
Drop off your New Account Form at any location listed on the cover and obtain a receipt.



 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
$100 minimum purchase; $50 minimum for retirement plans, Automatic Asset Builder, and gifts or transfers to minors (UGMA/UTMA) accounts.

By ACH Transfer
Use Tele*Access or your personal computer or call Investor Services if you have established electronic transfers using the ACH network.

INVESTING WITH T. ROWE PRICE
By Wire
Call Shareholder Services or use the wire address listed in Opening a New
Account.

By Mail
1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

3. Remember to provide your account number and the fund name on the memo line of your check.

Mail via United States Postal Service
T. Rowe Price Funds Account Services P.O. Box 17300 Baltimore, MD 21297-1300

/(For //mail via private carriers and overnight services//, see previous / /section.)/

By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.



 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
Exchange Service
You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.)

Redemptions
Redemption proceeds can be mailed to your account address, sent by ACH transfer to your bank, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers - By Wire under Information About Your Services.

Some of the T. Rowe Price funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months or one year, as specified in the prospectus. The fee is paid to the fund.

T. ROWE PRICE
By Phone
Call Shareholder Services
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer, Tele*Access (if you have previously authorized telephone services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements - Excessive Trading.

By Mail
For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to indicate any fund you are exchanging out of and the fund or funds you are exchanging into. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees). Please use the appropriate address below:

Mail via United States Postal Service
T. Rowe Price Account Services P.O. Box 17302 Baltimore, MD 21297-1302

Mailgram, Express, Registered, or Certified Mail
T. Rowe Price Account Services 10090 Red Run Boulevard Owings Mills, MD 21117



 RIGHTS RESERVED BY THE FUNDS
 ----------------------------------------------------------
Each fund and its agents reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone or mailgram;
(3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order (including, but not limited to, orders deemed to result in excessive trading, market timing, fraud, or 5% ownership) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; (5) to freeze any account and suspend account services when notice has been received of a dispute

INVESTING WITH T. ROWE PRICE
between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (6) to otherwise modify the conditions of purchase and any services at any time; or (7) to act on instructions believed to be genuine. These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund.

In an effort to protect each fund from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of the fund, except upon approval of the fund's management.



 INFORMATION ABOUT YOUR SERVICES
 ----------------------------------------------------------
Shareholder Services 1-800-225-5132 Investor Services 1-800-638-5660
Many services are available to you as a T. Rowe Price shareholder; some you receive automatically, and others you must authorize or request on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section discusses some of the services currently offered. Our Services Guide, which we mail to all new shareholders, contains detailed descriptions of these and other services.

Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

Retirement Plans
We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k), and 403(b)(7). For information on IRAs, call Investor Services. For information on all other retirement plans, including our no-load variable annuity, please call our Trust Company at 1-800-492-7670.

T. ROWE PRICE
Automated Services Tele*Access 1-800-638-2587 24 hours, 7 days
Tele*Access
24-hour service via toll-free number enables you to (1) access information on fund yields, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers in this section).

Web Address www.troweprice.com
After obtaining proper authorization, account transactions may also be conducted through our Web site on the Internet. If you subscribe to America Online/(R)/, you can access our Web site via keyword "T. Rowe Price" and conduct transactions in your account.

Plan Account Line 1-800-401-3279
Plan Account Line
This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the back cover.

Electronic Transfers
By ACH
With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

Checkwriting
(Not available for equity funds, or the High Yield or Emerging Markets Bond Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

INVESTING WITH T. ROWE PRICE
Automatic Investing
($50 minimum) You can invest automatically in several different ways, including:

Automatic Asset Builder
You instruct us to move $50 or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.



 T. ROWE PRICE BROKERAGE
 ----------------------------------------------------------
To open an account 1-800-638-5660 For existing brokerage investors
1-800-225-7720
This service gives you the opportunity to consolidate all of your investments with one company. Investments available through our brokerage service include stocks, options, bonds, and others at commission savings over full-service brokers. We also provide a wide range of services, including:

Automated telephone and computer services
You can enter stock and option orders, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Internet-Trader. Any trades executed through Tele-Trader save you an additional 10% on commissions. You will save 20% on commissions for stock trades and 10% on option trades when you use Internet-Trader. All trades are subject to a $35 minimum commission except stock trades placed through Internet-Trader, which are subject to a $29.95 minimum commission.

Investor information
A variety of informative reports, such as our Brokerage Insights series and S&P Market Month newsletter, as well as access to on-line research tools can help you better evaluate economic trends and investment opportunities.

T. ROWE PRICE
Dividend Reinvestment Service
Virtually all stocks held in customer accounts are eligible for this free service.

/T. Rowe Price// Brokerage is a division of T. Rowe Price Investment / /Services, Inc., Member NASD/SIPC./



 INVESTMENT INFORMATION
 ----------------------------------------------------------
To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements. Most of this information is also available on our Web site at www.troweprice.com.

Shareholder Reports
Fund managers' reviews of their strategies and performance. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at 100 East Pratt Street, Baltimore, Maryland 21202.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies.

Performance Update
A quarterly review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides
Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A T. Rowe Price Guide to International Investing, Managing Your Retirement Distribution, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, and Tax Considerations for Investors.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and informative reports.
 For Mutual Fund or T. Rowe Price Brokerage Information
 Investor Services
 1-800-638-5660

For Existing Accounts
 Shareholder Services
 1-800-225-5132

For Yields, Prices, Account Information, or to Conduct Transactions
 Tele*Access/(R)/
 24 hours, 7 days 1-800-638-2587

Internet Address
 www.troweprice.com



Headquarters
 100 East Pratt St. Baltimore, MD 21202
Walk-in
Investor Centers
 101 East Lombard St. Baltimore, MD 21202

 T. Rowe Price Financial Center 10090 Red Run Blvd. Owings Mills, MD 21117

 Farragut Square 900 17th Street, N.W. Washington, D.C. 20006

 Warner Center, Plaza 5 21800 Oxnard Street Suite 270 Woodland Hills, CA 91367

 4200 West Cypress St. 10th Floor Tampa, FL 33607

 4410 Arrows West Drive Colorado Springs, CO 80907
A Statement of Additional Information about the fund has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about the fund's investments, including a review of market conditions and the manager's recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, call 1-800-638-5660.

Fund reports and Statements of Additional Information are also available from the Securities and Exchange Commission by calling 1-800-SEC-0330 or by writing the SEC's Public Reference Section, Washington, D.C. 20549-6009 (you will be charged a duplicating fee); by visiting the SEC's public reference room; or by consulting the SEC's Web site at www.sec.gov.
1940 Act File No. 811-4521
LOGO
C12-040 7/1/99

 PROSPECTUS
July 1, 1999
T. Rowe Price New Jersey Tax-Free Bond Fund

 A long-term bond fund for investors seeking income exempt from federal and New Jersey income taxes.
 The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
T. ROWE PRICE RAM LOGO

T. Rowe Price State Tax-Free Income Trust New Jersey Tax-Free Bond Fund
Prospectus

July 1, 1999

1             ABOUT THE FUNDS
              Objective, Strategy, Risks, and Expenses
              -----------------------------------------------
              Other Information About the Fund
              -----------------------------------------------
              Some Basics of Fixed Income Investing
              -----------------------------------------------

2             ABOUT YOUR ACCOUNT
              Pricing Shares and Receiving
              Sale Proceeds
              -----------------------------------------------
              Distributions and Taxes
              -----------------------------------------------
              Transaction Procedures and
              Special Requirements
              -----------------------------------------------

3             MORE ABOUT THE FUNDS
              Organization and Management
              -----------------------------------------------
              Understanding Performance Information
              -----------------------------------------------
              Investment Policies and Practices
              -----------------------------------------------
              Financial Highlights
              -----------------------------------------------

4             INVESTING WITH T. ROWE PRICE
              Account Requirements
              and Transaction Information
              -----------------------------------------------
              Opening a New Account
              -----------------------------------------------
              Purchasing Additional Shares
              -----------------------------------------------
              Exchanging and Redeeming
              -----------------------------------------------
              Rights Reserved by the Funds
              -----------------------------------------------
              Information About Your Services
              -----------------------------------------------
              T. Rowe Price Brokerage
              -----------------------------------------------
              Investment Information
              -----------------------------------------------


 Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc., and its affiliates managed $147.8 billion, including over $7.1 billion in municipal bond assets, for more than seven million individual and institutional investor accounts as of March 31, 1999.
 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

 ABOUT THE FUND
                                        1
 OBJECTIVE, STRATEGY, RISKS, AND EXPENSES
 ----------------------------------------------------------
   To help you decide whether this fund is appropriate for you, this section reviews its major characteristics.


 What is the fund's objective?

   The fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and New Jersey income taxes by investing primarily in investment-grade New Jersey municipal bonds.


 What is the fund's principal investment strategy?

   We will invest at least 65% of assets in New Jersey municipal bonds. The fund's weighted average maturity is expected to exceed 15 years.

   The fund will generally purchase investment-grade securities, which means their ratings are within the four highest credit categories (AAA, AA, A, BBB) as determined by a national rating organization or, if unrated, by T. Rowe Price. The fund may occasionally purchase below-investment-grade securities (including those with the lowest or no rating), but no such purchase will be made if it would cause the fund's noninvestment-grade bonds to exceed 5% of its net assets.

   Investment decisions reflect the manager's outlook for interest rates and the economy as well as the prices and yields of various securities. For example, if we expect rates to fall, we may buy longer-term securities to provide higher yield and appreciation potential. And if our economic outlook is positive, we may take advantage of the fund's 5% "basket" for noninvestment-grade bonds. The fund may sell holdings for a variety of reasons, such as to adjust average maturity or quality or to shift assets into higher-yielding securities.

   The fund sometimes invests in obligations of the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) that are exempt from federal and New Jersey income taxes. The fund will generally purchase these securities when they offer a comparably attractive combination of risk and return.

   Due to seasonal variations or shortages in the supply of suitable short-term New Jersey securities, the fund may invest in municipals whose interest is exempt from federal but not New Jersey income taxes. Every effort will be made to minimize such investments, but they could compose up to 10% of the fund's annual income.

  . Income from New Jersey municipal securities is exempt from federal and New
   Jersey income taxes.

T. ROWE PRICE
 What are the main risks of investing in the fund?

   Any of the following could cause a decline in your fund's price or income.

  . Interest rate This risk refers to the decline in bond prices that accompanies a rise in the overall level of interest rates. (Bond prices and interest rates move in opposite directions.) Generally, the longer the maturity of a fund or security, the greater its interest rate risk.

  . Credit risk This is the chance that any of a fund's holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund's income level and share price.

   As of June 1, 1999, the state of New Jersey was rated Aaa by Moody's and AAA by Standard & Poor's.

   The fund may invest a significant portion of assets in securities that are not general obligations of the state. These may be issued by local governments or public authorities and are rated according to their particular creditworthiness, which may vary significantly from the state's general obligations.

   While generally considered to be of medium quality, securities in the BBB category may be more susceptible to adverse economic or investing conditions, and some BBB securities have speculative characteristics. The fund may retain a security whose credit quality is downgraded after purchase.

  . Significant political and economic developments within a state may have direct and indirect repercussions on virtually all municipal bonds issued in the state.

  . Geographical risk A fund investing within a single state is, by definition, less diversified geographically than one investing across many states and therefore has greater exposure to adverse economic and political changes within that state.

  . Political risk The chance that a significant restructuring of federal income tax rates, or even serious discussion on the topic in Congress, could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Broadly lower income tax rates could reduce the advantage of owning municipals.

  . Other risks The fund may invest in certain sectors with special risks, such as health care, which could be affected by federal or state legislation, electric utilities subject to governmental regulation, and private activity bonds without governmental backing.

   The fund's investments in the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) require careful assessment of certain risk factors, including reliance on substantial federal assistance and favorable tax programs that have recently become subject to phaseout by Congress.

ABOUT THE FUND
  . Derivatives risk To the extent the fund uses these instruments, it may be exposed to additional volatility and potential losses.

  . Year 2000 risk Organizations, governmental entities, and markets in which the fund invests will be affected by the Year 2000 problem. While at this time the fund cannot predict the degree of impact, it is possible that fund returns could be adversely affected as a result.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  . The share price and income level of the fund will fluctuate with changing market conditions and interest rate levels. When you sell your shares, you may lose money.


 How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. The fund can be used to generate income or to diversify a stock portfolio. The higher your tax bracket, the more likely tax-exempt securities are appropriate. If you can accept the possibility of share price decline in an effort to achieve income exempt from federal and New Jersey income taxes, the fund could be an appropriate part of your overall investment strategy. If you are investing for principal stability and liquidity, you should consider a money market fund.

   The fund is inappropriate for tax-deferred accounts, such as IRAs.

  . The fund should not represent your complete investment program or be used for short-term trading purposes.


 How has the fund performed in the past?

   The bar chart and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next. The fund's past performance is no guarantee of its future returns.

   The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns accompanying the following chart. The returns are only for the years depicted in the chart.

 INSERT BAR
CHART HERE
  Calendar Year Total Returns
 -------------------------------
  1992               9.61%
  1993              13.98
  1994              -6.09
  1995              16.97
 -------------------------------
  1996               3.23
  1997               9.11
  1998               6.27
 -------------------------------

T. ROWE PRICE
          Quarter ended              Total return

 Best quarter                          3/31/1995 6.28%

 Worst quarter                         3/31/1994 -6.09%

 Table 1  Average Annual Total Returns
                                                        Periods ended December 31, 1998
                                                                          Since inception
                                                       1 year   5 years      (4/30/91)

  New Jersey Tax-Free Bond Fund                         6.27%    5.63%         7.81%
                                                       ------------------------------------
  Lipper New Jersey Municipal Debt Funds Average        5.61     5.24          7.31
  Lipper New Jersey Municipal Debt Funds Index          5.75     5.32          7.31
  Lehman Municipal Bond Index                           6.48     6.23          7.87
 -----------------------------------------------------------------------------------------------


 These figures include changes in principal value, reinvested dividends, and capital gain distributions.


 What fees or expenses will I pay?

   The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.

 Table 2  Fees and Expenses of the Fund
                                               Annual fund operating expenses
                                        (expenses that are deducted from fund assets)
 -------------------------------------------------------------------------------------
  Management fee                                           0.42%/a/
  Other expenses                                           0.23%
  Total annual fund operating
  expenses                                                 0.65%/a/
  Fee waiver/reimbursement                                  --%
  Net expenses                                             0.65%
 -------------------------------------------------------------------------------------


 /a /To limit the fund's expenses, T. Rowe Price contractually obligated itself to waive its fees and bear any expenses through February 28, 1999, which would cause the fund's ratio of expenses to average net assets to exceed 0.65%. Effective March 1, 1999, T. Rowe Price agreed to extend this expense limitation for a period of two years through February 28, 2001. Fees waived or expenses paid or assumed under these agreements are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 0.65%; however, no reimbursement will be made after February 28, 2001 (for the first agreement), or February 28, 2003 (for the second agreement), or if it would result in the expense ratio exceeding 0.65%. Any amounts reimbursed have the effect of increasing fees otherwise paid by the fund.

ABOUT THE FUND
   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed, you invest $10,000, you earn a 5% annual return, and you hold the investment for the following periods:

      1 year       3 years      5 years     10 years

        $66         $208         $362         $810
    ----------------------------------------------------




 OTHER INFORMATION ABOUT THE FUND
 ----------------------------------------------------------

 What are the fund's potential rewards?

   The regular income dividends you receive from the fund should be exempt from federal income taxes. They will also be exempt from New Jersey taxes for shareholders who live in New Jersey.


 How does the portfolio manager try to reduce risk?

   Consistent with the fund's objective, the portfolio manager uses various tools to try to reduce risk and increase total return, including:

  . Diversification of assets to reduce the impact of a single holding on the fund's net asset value.

  . Thorough credit research by our own analysts.

  . Adjustment of fund duration to try to reduce the drop in price when interest rates rise or to benefit from the rise in price when rates fall. Duration is a measure of a fund's price sensitivity to interest rate changes.


 What is the credit quality of New Jersey general obligations and other fund holdings?

   The state's general obligations (bonds backed by the state's full taxing and revenue raising resources) were rated ___ by Moody's and ___ by Standard & Poor's and ___ by Fitch as of June 1, 1999. For more than a century, the state has paid the principal and interest on its general obligation bonds when due. The New Jersey state constitution imposes a legal debt limit equal to 1% of total appropriations for the fiscal year unless the debt has been approved by a majority of voters at a general election. Nonetheless, credit ratings and the financial and economic conditions of the state and its obligations are subject to change at any time.

T. ROWE PRICE
 What about the quality of the fund's other holdings?

   In addition to the state's general obligations, the fund will invest a significant portion of assets in bonds that are rated according to the issuer's individual creditworthiness, such as bonds of local governments and public authorities. While local governments in New Jersey depend principally on their own revenue sources, they could experience budget shortfalls due to cutbacks in state aid.

   Certain fund holdings do not rely on any government for money to service their debt. Bonds issued by governmental authorities may depend wholly on revenues generated by the project they financed or on other dedicated revenue streams. The credit quality of these "revenue" bonds may vary significantly from that of the state's general obligations.

   As of June 1, 1999, Puerto Rico's general obligations were rated ___ by Moody's and ___ by Standard & Poor's.


 Some characteristics of municipal securities


 Who issues municipal securities?

   State and local governments and governmental authorities sell notes and bonds (usually called "municipals") to pay for public projects and services.


 Who buys municipal securities?

   Individuals are the primary investors, and a principal way they invest is through mutual funds. Prices of municipals may be affected by major changes in cash flows of money into or out of municipal funds. For example, substantial and sustained redemptions from municipal bond funds could result in lower prices for these securities.


 What is tax-free about municipal bonds and bond funds?

   The regular income dividends you receive from the fund should be exempt from regular federal income taxes. These dividends may also be exempt from your state's income tax (if any). However, capital gains distributed by the funds are taxable to you. (See Useful Information on Distributions and Taxes for details.)

  . Municipal securities are also called "tax-exempts" because the interest income they provide is usually exempt from federal income taxes.


 Is interest income from municipal issues always exempt from federal taxes?

   No. Since 1986 income from so-called "private activity" municipals has been subject to the federal alternative minimum tax (AMT). For instance, some bonds financing airports, stadiums, and student loan programs fall into this category. These bonds carry higher yields than regular municipals. Shareholders subject to the AMT must include income derived from private activity bonds in their AMT calculation. Relatively few taxpayers are required to pay the tax. Nor-

ABOUT THE FUND
   mally, the fund will not purchase any security if, as a result, more than 20% of the fund's income would be subject to the AMT. The portion of income subject to the AMT will be reported annually to shareholders. (Please see Distributions and Taxes - Taxes on Fund Distributions.)

   Additionally, under highly unusual circumstances, the IRS may determine that a bond issued as tax-exempt should in fact be taxable. If a fund were to hold such a bond, the fund could have to distribute taxable income or reclassify as taxable income that previously distributed as tax-free.


 Why are yields on municipals usually below those on otherwise comparable taxable securities?

   Since the income provided by most municipals is exempt from federal taxation, investors are willing to accept lower yields on a municipal bond than on an otherwise similar (in quality and maturity) taxable bond.


 How can I tell if a tax-free or taxable fund is suitable for me?

   The primary factor is your expected federal income tax rate. The higher your tax bracket, the more likely tax-exempts will be appropriate. If a municipal fund's tax-exempt yield is higher than the after-tax yield on a taxable bond or money fund, then your income will be higher in the municipal fund. To find what a taxable fund would have to yield to equal the yield on a municipal fund, divide the municipal fund's yield by one minus your tax rate. For quick reference, the next table shows a range of taxable-equivalent yields.

 Table 3  Taxable-Equivalent Yields
  If your                                                                       A tax-free yield of
  federal tax                                                          2%     3%     4%     5%     6%     7%
  rate is:                                                                  Equals a taxable yield of:
  28%                                                                 2.8%   4.2%   5.6%   6.9%   8.3%    9.7%
                                                                      ------------------------------------------
  31%                                                                 2.9    4.3    5.8    7.2    8.7    10.1
                                                                      ------------------------------------------
  36%                                                                 3.1    4.7    6.2    7.8    9.4    10.9
                                                                      ------------------------------------------
  39.6%                                                               3.3    5.0    6.6    8.3    9.9    11.6
 --------------------------------------------------------------------------------------------------------------------



 What are the major differences between money market and bond funds?

  . Price Bond funds have fluctuating share prices. Money market funds are managed to maintain a stable share price.

  . Maturity Short- and intermediate-term bond funds have longer average maturities (from one to 10 years) than money market funds (90 days or less). Longer-term bond funds have the longest average maturities (10 years or more).

  . Income Short- and intermediate-term bond funds typically offer more income than money market funds and less income than longer-term bond funds.

T. ROWE PRICE
 SOME BASICS OF FIXED INCOME INVESTING
 ----------------------------------------------------------

 Is a fund's yield fixed or will it vary?

   It will vary. The yield is calculated every day by dividing a fund's net income per share, expressed at annual rates, by the share price. Since both income and share price will fluctuate, a fund's yield will also vary. (Although money fund prices are stable, income is variable.)


 Is yield the same as total return?

   Not for bond funds. The total return reported for a fund is the result of reinvested distributions (income and capital gains) and the change in share price for a given time period. Income is always a positive contributor to total return and can enhance a rise in share price or serve as an offset to a drop in share price. Since money funds are managed to maintain a stable share price, their yield and total return should be the same.


 What is credit quality and how does it affect yield?

   Credit quality refers to a bond issuer's expected ability to make all required interest and principal payments on time. Because highly rated issuers represent less risk, they can borrow at lower interest rates than less creditworthy issuers. Therefore, a fund investing in high-quality securities should have a lower yield than an otherwise comparable fund investing in lower-quality securities.


 What is meant by a bond fund's maturity?

   Every bond has a stated maturity date when the issuer must repay the bond's entire principal value to the investor. However, many bonds are "callable," meaning their principal can be repaid earlier, on or after specified call dates. Bonds are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In that environment, a bond's "effective maturity" is usually its nearest call date.

   A bond mutual fund has no real maturity, but it does have a weighted average maturity and an average effective maturity. This number is an average of the stated or effective maturities of the underlying bonds, with each bond's maturity "weighted" by the percentage of fund assets it represents. Some funds target effective maturities rather than stated maturities when computing the average. This provides additional flexibility in portfolio management but, all else being equal, could result in higher volatility than a fund targeting a stated maturity or maturity range.

ABOUT THE FUND
 What is meant by a bond fund's duration?

   Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It measures this sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the bond's life. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years - the duration. Effective duration takes into account call features and sinking fund payments that may shorten a bond's life.

   Since duration can also be computed for bond funds, you can estimate the effect of interest rates on share price by multiplying fund duration by an expected change in interest rates. For example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if rates rose by one percentage point. (T. Rowe Price bond fund shareholder reports show duration.)


 How is a municipal's price affected by changes in interest rates?

   When interest rates rise, a bond's price usually falls, and vice versa. In general, the longer a bond's maturity, the greater the price increase or decrease in response to a given change in rates, as shown in Table 4.

 Table 4  How Interest Rates May Affect Bond Prices
                                  Price per $1,000 of a Municipal Bond if Interest Rates:
                                     Rates                         Rates
  Bond maturity          Coupon     Increase                      Decrease
                                    --------          2%          --------          2%
                                       1%                            1%
  1 year          2000   3.00%        $990           $981          $1,010         $1,020
                                 ------------------------------------------------------------
  3 years         2002   3.55          972            945           1,029          1,058
                                 ------------------------------------------------------------
  5 years         2004   3.75          956            914           1,046          1,095
                                 ------------------------------------------------------------
  10 years        2009   4.10          922            852           1,085          1,180
                                 ------------------------------------------------------------
  20 years        2019   4.87          883            784           1,138          1,303
                                 ------------------------------------------------------------
  30 years        2029   4.94          861            749           1,175          1,397
 -------------------------------------------------------------------------------------------------


 The table reflects yields on AAA-rated municipals as of May 31, 1999. This is an illustration and does not represent expected yields or share price changes of any T. Rowe Price fund.


 Do money market securities react to changes in interest rates?

   Yes. As interest rates change, the prices of money market securities fluctuate, but changes are usually small because of their very short maturities. Investments are typically held until maturity in a money fund to help the fund maintain a $1.00 share price.

 ABOUT YOUR ACCOUNT
                                        2
 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price fund.


 How and when shares are priced

   Bond funds
   The share price (also called "net asset value" or NAV per share) for a fund is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day the New York Stock Exchange is open for business. To calculate the NAV, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Current market values are used to price fund shares.

  . The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional accounts.


 How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

   Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.


 How you can receive the proceeds from a sale

  . When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. Proceeds sent by ACH transfer should be credited the second day after the sale. ACH is an automated method of initiating payments from, and receiving payments in, your

ABOUT YOUR ACCOUNT
   financial institution account. The ACH system is supported by over 20,000 banks, savings banks, and credit unions. Proceeds sent by bank wire should be credited to your account the next business day.

  . Exception: Under certain circumstances and when deemed to be in the fund's best interests, your proceeds may not be sent for up to seven calendar days after we receive your redemption request.

  . If for some reason we cannot accept your request to sell shares, we will contact you.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------
  . All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the business day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   Income dividends
  . Bond funds declare income dividends daily at 4 p.m. ET to shareholders of record at that time provided payment has been received on the previous business day.

  . Dividends are paid on the first business day of each month.

  . Fund shares will earn dividends through the date of redemption; also, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

T. ROWE PRICE
   Capital gains
  . A capital gain or loss is the difference between the purchase and sale price of a security.

  . If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month.


 Tax Information

  . You will be sent timely information for your tax filing needs.

   Although the regular monthly income dividends you receive from the fund are expected to be exempt from federal and state and local (if any) income taxes, you need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.

  . The fund makes a distribution to your account.

   Note: You must report your total tax-exempt income on IRS Form 1040. The IRS uses this information to help determine the tax status of any Social Security payments you may have received during the year. For shareholders who receive Social Security benefits, the receipt of tax-exempt interest may increase the portion of benefits that are subject to tax.

   If a fund invests in certain "private activity" bonds, shareholders who are subject to the alternative minimum tax (AMT) must include income generated by these bonds in their AMT computation. The portion of your fund's income that should be included in your AMT calculation, if any, will be reported to you in January.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes. If you realize a loss on the sale or exchange of fund shares held six months or less, your capital loss is reduced by the tax-exempt dividends received on those shares.

   In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For most new accounts or those opened by exchange in 1984 or later, we will provide the gain or loss on the shares you sold during the year, based on the "average cost," single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

ABOUT YOUR ACCOUNT
   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions
   In January, you will be sent Form 1099-DIV indicating the tax status of any capital gain distributions made to you. This information will also be reported to the IRS. A fund's capital gain distributions are generally taxable to you for the year in which they were paid. Dividends are expected to be tax-exempt.

   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income and long-term gains on securities held more than 12 months are taxed at a maximum rate of 20%. If you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term loss will be reclassified to a long-term loss to the extent of any long-term capital gain distribution received during the period you held the shares.

   A portion of the capital gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses. Therefore, to the extent the fund invests in these securities, the likelihood of a taxable gain distribution will be increased.

  . Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain distribution
   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions.

T. ROWE PRICE
 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------
  . Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment
   If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price fund as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks. The fund does not accept purchases made by credit card check.


 Sale (Redemption) Conditions

   Holds on immediate redemptions: 10-day hold
   If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. If, during the clearing period, we receive a check drawn against your bond or money market account, it will be returned marked "uncollected." (The 10-day hold does not apply to the following: purchases paid for by bank wire; cashier's, certified, or treasurer's checks; or automatic purchases through your paycheck.)

   Telephone, Tele*Access/(R)/, and personal computer transactions
   Exchange and redemption services through telephone and Tele*Access are established automatically when you sign the New Account Form unless you check the boxes that state you do not want these services. Personal computer transactions must be authorized separately. T. Rowe Price funds and their agents use reasonable procedures (including shareholder identity verification) to confirm that instructions given by telephone or computer are genuine; they are not liable for acting on these instructions. If these procedures are not followed, it is the opinion of certain regulatory agencies that the funds and their agents may be liable for any losses that may result from acting on the instructions. A confirmation is sent promptly after a transaction. All telephone conversations are recorded.

ABOUT YOUR ACCOUNT
   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading

  . T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the fund and raise its expenses. To deter such activity, the fund has adopted an excessive trading policy. If you violate our excessive trading policy, you may be barred indefinitely and without further notice from further purchases of T. Rowe Price funds.

  . Trades placed directly with T. Rowe Price  If you trade directly with T.
   Rowe Price, you can make one purchase and sale involving the same fund within any 120-day period. For example, if you are in fund A, you can move substantial assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C. If you exceed this limit, you are in violation of our excessive trading policy.

   Two types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a nonmoney fund are not exempt); and 2) systematic purchases or redemptions (see Information About Your Services).

  . Trades placed through intermediaries If you purchase fund shares through an intermediary including a broker, bank, investment adviser, or other third party and hold them for less than 60 calendar days, you are in violation of our excessive trading policy.


 Keeping Your Account Open

   Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.


 Small Account Fee

   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the fund's transfer agent, will automatically be deducted from nonretirement accounts with balances

T. ROWE PRICE
   falling below a minimum level. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/ UTMA accounts, for which the limit is $500. The fee will be waived for any investor whose T. Rowe Price mutual fund investments total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee will not apply to IRAs and other retirement plan accounts. (A separate custodial fee may apply to IRAs and other retirement plan accounts.)


 Signature Guarantees

  . A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  . Remitting redemption proceeds to any person, address, or bank account not on record.

  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  . Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUND
                                        3
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How is the fund organized?

   The T. Rowe Price State Tax-Free Income Trust (the "Trust") was organized in 1986 as a Massachusetts business trust and is a "nondiversified, open-end investment company," or mutual fund. This fund was organized in 1991. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.

  . Shareholders benefit from T. Rowe Price's 62 years of investment management experience.


 What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

  . Receive a proportional interest in a fund's income and capital gain distributions.

  . Cast one vote per share on certain fund matters, including the election of fund trustees, changes in fundamental policies, or approval of changes in the fund's management contract.


 Do T. Rowe Price funds have annual shareholder meetings?

   The fund is not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, does not intend to do so except when certain matters, such as a change in its fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone, or on the Internet.


 Who runs the fund?

   General Oversight
   The Trust is governed by a Board of Trustees that elects the Trust's officers and meets regularly to review the fund's investments, performance, expenses, and other business affairs. The policy of the Trust is that a majority of Board members are independent of T. Rowe Price.

T. ROWE PRICE
  . All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price - specifically by the fund's portfolio managers.

   Portfolio Management
   The fund has an Investment Advisory Committee with the following members:
   William F. Snider, Chairman, Patricia S. Deford, Eric N. Mader, Konstantine
   B. Mallas, Mary J. Miller, and Arthur S. Varnado. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund's investment program. Mr. Snider was appointed the fund's chairman in March 1997 and has been a member of the fund's committee since 1994. He joined T. Rowe Price in 1991 and has been managing investments since 1993.

   The Management Fee
   This fee has two parts - an "individual fund fee," which reflects a fund's particular characteristics, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, and any institutional, index, or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

   Group Fee Schedule

                                                                        0.334%            First $50 billion/a/
                                                                       -----------------------------------------
                                                                        0.305%            Next $30 billion
                                                                       -----------------------------------------
                                                                        0.300%            Next $40 billion
                                                                       -----------------------------------------
                                                                        0.295%            Thereafter
    -----------------------------------------------------------------------------------------------------------------


   /a/     Represents a blended group fee rate containing various break points.



   The fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the T. Rowe Price funds described previously. Based on combined T. Rowe Price funds' assets of over $89 billion at March 31, 1999, the group fee was 0.32%. The individual fund fee is 0.10%.



 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us; in our newsletter, The Price Report; in T. Rowe Price advertisements; and in the media.

MORE ABOUT THE FUND
 Total Return

   This tells you how much an investment in a fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

   Advertisements for a fund may include cumulative or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.


 Cumulative Total Return

   This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, a fund could have a 10-year positive cumulative return despite experiencing three negative years during that time.


 Average Annual Total Return

   This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, provided you held it for the entire period.


 Yield

   The current or "dividend" yield on a fund or any investment tells you the relationship between the investment's current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized, and divided by the price at the end of the given period. For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period.

   For bond funds, the advertised or Securities and Exchange Commission (SEC) yield is found by determining the net income per share (as defined by the SEC) earned by a fund during a 30-day base period and dividing this amount by the per share price on the last day of the base period. The SEC yield may differ from the dividend yield.

T. ROWE PRICE
 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------
   This section takes a detailed look at some of the types of securities the fund may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. The fund's investment program is subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change the fund's objective and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies" that can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. The fund adheres to applicable investment restrictions and policies at the time it makes an investment. A later change in circumstances does not cause a violation of the restriction and will not require the sale of an investment if it was proper at the time it was made.

   The fund's holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in the prospectus. For instance, this fund is not permitted to invest more than 10% of total assets in residual interest bonds. While these restrictions provide a useful level of detail about the fund's investment program, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in residual interest bonds could have significantly more of an impact on the fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all the fund's other investments.

   Changes in the fund's holdings, the fund's performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

  . Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help the fund achieve its objective.


 Types of Portfolio Securities

   In seeking to meet its investment objective, the fund may invest in any type of municipal security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe the principal types of portfolio securities and investment management practices of the fund.

   Fundamental policy The fund is registered as a nondiversified mutual fund. This means that the fund may invest a greater portion of its assets in a single issuer than a diversified fund, which may subject the fund to greater risk of price declines. However, because the fund intends to qualify as a "regulated investment company" under the Internal Revenue Code, it must invest so that, at the

MORE ABOUT THE FUND
   end of each quarter, with respect to 50% of its total assets, no more than 5% of its assets is invested in the securities of a single issuer, and with respect to the remaining 50%, no more than 25% of its assets is invested in a single issuer.

   Municipal Securities
   The fund's assets are invested primarily in various tax-free municipal debt securities. The issuers have a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date or dates. An issuer may have the right to redeem or "call" a bond before maturity, and the fund may have to reinvest the proceeds at lower rates.

   There are two broad categories of municipal bonds. General obligation bonds are backed by the issuer's "full faith and credit," that is, its full taxing and revenue raising power. Revenue bonds usually rely exclusively on a specific revenue source, such as charges for water and sewer service, to generate money for debt service.

  . In purchasing municipals, the fund relies on the opinion of the issuer's bond counsel regarding the tax-exempt status of the investment.

   Private Activity Bonds and Taxable Securities
   While income from most municipals is exempt from federal income taxes, the income from certain types of so-called private activity bonds (a type of revenue bond) may be subject to the alternative minimum tax (AMT). However, only persons subject to the AMT pay this tax. Private activity bonds may be issued for purposes such as housing or airports or to benefit a private company. (Being subject to the AMT does not mean the investor necessarily pays this tax. For further information, please see Distributions and Taxes.)

   Fundamental policy Under normal market conditions, the fund will not purchase any security if, as a result, less than 80% of the fund's income would be exempt from federal and New Jersey income taxes. Up to 20% of fund income could be derived from securities subject to the alternative minimum tax.

   Operating policy During periods of abnormal market conditions, for temporary defensive purposes, the fund may invest without limit in high-quality, short-term securities whose income is subject to federal and New Jersey income taxes.

   In addition to general obligation and revenue bonds, the fund's investments may include, but are not limited to, the following types of securities:

   Municipal Lease Obligations
   A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government's unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states and, from time to time, certain municipalities have

T. ROWE PRICE
   considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, the fund would assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. The fund may also purchase unrated lease obligations.

   Municipal Warrants
   Municipal warrants are essentially call options on municipal bonds. In exchange for a premium, they give the purchaser the right, but not the obligation, to purchase a municipal bond in the future. The fund might purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity.

   Operating policy The fund may invest up to 2% of its total assets in municipal warrants.

   Securities With "Puts" or Other Demand Features
   Some longer-term municipals give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request - usually one to seven days. This demand feature enhances a security's liquidity by dramatically shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the fund may be forced to hold the longer-term security, which could experience substantially more volatility.

   Securities With Credit Enhancements
  . Letters of credit Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal security should default.

  . T. Rowe Price periodically reviews the credit quality of the insurer.

  . Municipal Bond Insurance This insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability.

   The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could

MORE ABOUT THE FUND
   strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders, such as the fund. The number of municipal bond insurers is relatively small, and not all of them have the highest rating.

  . Standby Purchase Agreements A Standby Bond Purchase Agreement (SBPA) is a liquidity facility provided to pay the purchase price of bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

   Synthetic or Derivative Securities
   Derivatives and synthetics in which the funds may invest include:

  . Residual Interest Bonds (These are a type of potentially high-risk derivative.) The income stream provided by an underlying bond is divided to create two securities, one short term and one long term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term bonds can be very volatile and may be less liquid than other municipals of comparable maturity. The fund will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

   Operating policy The fund may invest up to 10% of its total assets in residual interest bonds.

  . Participation Interests This term covers various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The fund will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter. There is no limit on the amount that the fund can invest in these securities.

  . Embedded Interest Rate Swaps and Caps In a fixed rate, long-term municipal bond with an interest rate swap attached to it, the bondholder usually receives the bond's fixed coupon payment as well as a variable rate payment that represents the difference between a fixed rate for the term of the swap (which is typically shorter than the bond it is attached to) and a variable rate, short-term municipal index. The bondholder receives excess income when short-term rates remain below the fixed interest rate swap rate. If short-term rates rise above the

T. ROWE PRICE
   fixed income swap rate, the bondholder's income is reduced. At the end of the interest rate swap term, the bond reverts to a single fixed coupon payment.

   An embedded interest rate cap allows the bondholder to receive payments whenever short-term rates rise above a level established at the time of purchase. They normally are used to hedge against rising short-term interest rates.

   Both instruments may be volatile and of limited liquidity, and their use may adversely affect the fund's total return.

   Operating policy The fund may invest up to 10% of its total assets in embedded interest rate swaps and caps.

   Private Placements
   The fund may seek to enhance its yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability.

   Operating policy The fund may invest up to 15% of its net assets in illiquid securities, including unmarketable private placements.


 Types of Investment Management Practices

   Reserve Position
   The fund will hold a portion of its assets in short-term, tax-exempt money market securities maturing in one year or less. The reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments; can help in structuring the fund's weighted average maturity; and serves as a short-term defense during periods of unusual market volatility. The fund's reserve position can consist of shares of one or more
   T. Rowe Price internal money market funds as well as short-term, investment-grade securities, including tax-exempt commercial paper, municipal notes, and short-term maturity bonds. Some of these securities may have adjustable, variable, or floating rates. For temporary, defensive purposes, the fund may invest without limitation in money market reserves. The effect of taking such a position is that the fund may not achieve its investment objective.

   When-Issued Securities and Forwards
   New issues of municipals are often sold on a "when-issued" basis, that is, delivery and payment take place 15 - 45 days after the buyer has agreed to the purchase. Some bonds, called "forwards," have longer-than-standard settlement dates, typically six to 24 months. When buying these securities, the fund will maintain cash or high-grade marketable securities held by its custodian equal in value to its commitment for these securities. The fund does not earn interest on when-issued and forward securities until settlement, and the value of the securities may fluc-

MORE ABOUT THE FUND
   tuate between purchase and settlement. Municipal "forwards" typically carry a substantial yield premium to compensate the buyer for their greater interest rate, credit, and liquidity risks.

   Interest Rate Futures
   Futures (a type of potentially high-risk derivative) are often used to manage risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Specifically, the fund may use futures (and options on futures) for any number of reasons, including: to hedge against a potentially unfavorable change in interest rates and to adjust its exposure to the municipal bond market; to protect portfolio value; in an effort to enhance income; as a cash management tool; and to adjust portfolio duration. The use of futures for hedging and non-hedging purposes may not always be successful. Their prices can be highly volatile, using them could lower the fund's total return, and the potential loss from their use could exceed the fund's initial exposure to such contracts.

   Operating policy Initial margin deposits on futures and premiums on options used for non-hedging purposes will not equal more than 5% of the fund's net asset value.

   Borrowing Money and Transferring Assets
   The fund can borrow money from banks and other Price funds as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund's investment objective and program. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.

   Operating policy The fund may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of the fund's total assets. The fund may not purchase additional securities when borrowings exceed 5% of total assets.

   Portfolio Turnover
   The fund generally purchases securities with the intention of holding them for investment; however, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. Due to the nature of the fund's investment program, its portfolio turnover rate may exceed 100%. Although the fund does not expect to generate any taxable income, a high turnover rate may increase transaction costs and may affect taxes paid by shareholders to the extent short-term gains are distributed. The fund's portfolio turnover rates for the fiscal years ending February 28, 1999, 1998, and 1997, were 25.5%, 34.3%, and 78.9%, respectively.

T. ROWE PRICE
   Sector Concentration
   It is possible that the fund could have a considerable amount of assets (25% or more) in securities that would tend to respond similarly to particular economic or political developments. An example would be securities of issuers related to a single industry, such as hospital bonds.

   Operating policy The fund is limited to 25% of total assets in industrial development bonds of projects in the same industry (such as solid waste, nuclear utility, or airlines). Bonds which are refunded with escrowed U.S. government securities are not subject to the 25% limitation.

   Credit-Quality Considerations
   The credit quality of most bond issues is evaluated by rating agencies such as Moody's and Standard & Poor's on the basis of the issuer's ability to meet all required interest and principal payments. The highest ratings are assigned to issuers perceived to be the best credit risks. T. Rowe Price research analysts also evaluate all portfolio holdings of the fund, including those rated by outside agencies. Other things being equal, lower-rated bonds have higher yields due to greater risk. High-yield bonds, also called "junk" bonds, are those rated below BBB.

   Table 5 shows the rating scale used by the major rating agencies, and Table 6 provides an explanation of quality ratings. T. Rowe Price considers publicly available ratings but emphasizes its own credit analysis when selecting investments.

 Table 5  Ratings of Municipal Debt Securities
                   Moody's        Standard &
                   Investors      Poor's           Fitch
                   Service, Inc.  Corporation      IBCA, Inc.            Definition
  Long Term         Aaa            AAA              AAA                   Highest quality
                   ----------------------------------------------------------------------------------------------
                    Aa             AA               AA                    High quality
                   ----------------------------------------------------------------------------------------------
                    A              A                A                     Upper medium grade
                   ----------------------------------------------------------------------------------------------
                    Baa            BBB              BBB                   Medium grade
                   Moody's                         S&P                            Fitch IBCA
  Short Term        MIG1/ VMIG1    Best quality     SP1+   Very strong quality     F-1+   Exceptionally strong
                                                    SP1    Strong grade            F-1    quality
                                                                                          Very strong quality
                   ----------------------------------------------------------------------------------------------
                    MIG2/ VMIG2    High quality     SP2    Satisfactory grade      F-2    Good credit quality
                   ----------------------------------------------------------------------------------------------
  Commercial        P-1            Superior         A-1+   Extremely strong        F-1+   Exceptionally strong
  Paper                            quality          A-1    quality                 F-1    quality
                                                           Strong quality                 Very strong quality
                   ----------------------------------------------------------------------------------------------
                    P-2            Strong quality   A-2    Satisfactory quality    F-2    Good credit quality
 ---------------------------------------------------------------------------------------------------------------------

MORE ABOUT THE FUND

 Table 6  Explanation of Quality Ratings
                                          Bond
                                          Rating    Explanation
  Moody's Investors                        Aaa       Highest quality, smallest degree of
  Service, Inc.                                      investment risk.
                                          -----------------------------------------------------
                                           Aa        High quality; together with Aaa bonds,
                                                     they compose the high-grade bond group.
                                          -----------------------------------------------------
                                           A         Upper-medium-grade obligations; many
                                                     favorable investment attributes.
                                          -----------------------------------------------------
                                           Baa       Medium-grade obligations; neither highly
                                                     protected nor poorly secured. Interest
                                                     and principal appear adequate for the
                                                     present, but certain protective elements
                                                     may be lacking or may be unreliable over
                                                     any great length of time.
                                          -----------------------------------------------------
                                           Ba        More uncertain with speculative
                                                     elements. Protection of interest and
                                                     principal payments not well safeguarded
                                                     in good and bad times.
                                          -----------------------------------------------------
                                           B         Lack characteristics of desirable
                                                     investment; potentially low assurance of
                                                     timely interest and principal payments
                                                     or maintenance of other contract terms
                                                     over time.
                                          -----------------------------------------------------
                                           Caa       Poor standing, may be in default;
                                                     elements of danger with respect to
                                                     principal or interest payments.
                                          -----------------------------------------------------
                                           Ca        Speculative in high degree; could be in
                                                     default or have other marked
                                                     shortcomings.
                                          -----------------------------------------------------
                                           C         Lowest rated. Extremely poor prospects
                                                     of ever attaining investment standing.
                                          -----------------------------------------------------
  Standard & Poor's                        AAA       Highest rating; extremely strong
  Corporation                                        capacity to pay principal and interest.
                                          -----------------------------------------------------
                                           AA        High quality; very strong capacity to
                                                     pay principal and interest.
                                          -----------------------------------------------------
                                           A         Strong capacity to pay principal and
                                                     interest; somewhat more susceptible to
                                                     the adverse effects of changing
                                                     circumstances and economic conditions.
                                          -----------------------------------------------------
                                           BBB       Adequate capacity to pay principal and
                                                     interest; normally exhibit adequate
                                                     protection parameters, but adverse
                                                     economic conditions or changing
                                                     circumstances more likely to lead to
                                                     weakened capacity to pay principal and
                                                     interest than for higher-rated bonds.
                                          -----------------------------------------------------
                                           BB, B,    Predominantly speculative with respect
                                           CCC, CC   to the issuer's capacity to meet
                                                     required interest and principal
                                                     payments. BB - lowest degree of
                                                     speculation;
                                                     CC - the highest degree of speculation.
                                                     Quality and protective characteristics
                                                     outweighed by large uncertainties or
                                                     major risk exposure to adverse
                                                     conditions.
                                          -----------------------------------------------------
                                           D         In default.
                                          -----------------------------------------------------
  Fitch IBCA, Inc.                         AAA       Highest quality; obligor has
                                                     exceptionally strong ability to pay
                                                     interest and repay principal, which is
                                                     unlikely to be affected by reasonably
                                                     foreseeable events.
                                          -----------------------------------------------------
                                           AA        Very high quality; obligor's ability to
                                                     pay interest and repay principal is very
                                                     strong. Because bonds rated in the AAA
                                                     and AA categories are not significantly
                                                     vulnerable to foreseeable future
                                                     developments, short-term debt of these
                                                     issuers is generally rated F-1+.
                                          -----------------------------------------------------
                                           A         High quality; obligor's ability to pay
                                                     interest and repay principal is
                                                     considered to be strong, but may be more
                                                     vulnerable to adverse changes in
                                                     economic conditions and circumstances
                                                     than higher-rated bonds.
                                          -----------------------------------------------------
                                           BBB       Satisfactory credit quality; obligor's
                                                     ability to pay interest and repay
                                                     principal is considered adequate.
                                                     Unfavorable changes in economic
                                                     conditions and circumstances are more
                                                     likely to adversely affect these bonds
                                                     and impair timely payment. The
                                                     likelihood that the ratings of these
                                                     bonds will fall below investment grade
                                                     is higher than for higher-rated bonds.
                                          -----------------------------------------------------
                                           BB,       Not investment grade; predominantly
                                           CCC,      speculative with respect to the issuer's
                                           CC, C     capacity to repay interest and repay
                                                     principal in accordance with the terms
                                                     of the obligation for bond issues not in
                                                     default. BB is the least speculative. C
                                                     is the most speculative.
 ---------------------------------------------------------------------------------------------------

T. ROWE PRICE
 Year 2000 Processing Issue

   Many computer programs use two digits rather than four to identify the year. These programs, if not adapted, will not correctly handle the change from "99" to "00" on January 1, 2000, and will not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.

   T. Rowe Price has implemented steps intended to assure that major computer systems and processes are capable of Year 2000 processing. We are working with third parties to assess the adequacy of their compliance efforts and are developing contingency plans intended to assure that third-party noncompliance will not materially affect T. Rowe Price's operations.

   Companies, organizations, governmental entities, and markets in which the T. Rowe Price funds invest will be affected by the Year 2000 issue, but at this time the funds cannot predict the degree of impact. For funds that invest in foreign markets, especially emerging markets, it is possible foreign companies and markets will not be as prepared for Year 2000 as domestic companies and markets. To the extent the effect of Year 2000 is negative, a fund's returns could be reduced.



 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------
   Table 7, which provides information about the fund's financial history, is based on a single share outstanding throughout each fiscal year. The table is part of the fund's financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The financial statements in the annual report were audited by the fund's independent accountants, PricewaterhouseCoopers LLP.

MORE ABOUT THE FUND

 Table 7  Financial Highlights
                                       Year ended February 28
                          1995       1996/a/    1997       1998        1999
 ------------------------------------------------------------------------------------

  Net asset value,
  beginning of period    $ 11.19    $ 10.63    $ 11.16    $ 11.08    $  11.51
  Income From Investment Operations
  Net investment income    0.57/b/    0.58/b/    0.57/b/    0.57/b/      0.55
  Net gains or losses
  on securities (both
  realized and
  unrealized)              (0.55)      0.53      (0.08)      0.43        0.11
  Total from investment
  operations                0.02       1.11       0.49       1.00        0.66
  Less Distributions
  Dividends (from net      (0.57)     (0.58)     (0.57)     (0.57)      (0.55)
  investment income)
                         -------------------------------------------------------
  Distributions (from      (0.01)        --         --         --          --
  capital gains)
                         -------------------------------------------------------
  Total distributions      (0.58)     (0.58)     (0.57)     (0.57)      (0.55)
                         -------------------------------------------------------
  Net asset value,       $ 10.63    $ 11.16    $ 11.08    $ 11.51    $  11.62
  end of period
                         -------------------------------------------------------
  Total return              0.37%/b/  10.67%/b/   4.57%/b/   9.24%/b/    5.81%
  Ratios/Supplemental Data
  Net assets, end of     $58,074    $70,304    $80,289    $99,765    $121,637
  period (in thousands)
                         -------------------------------------------------------
  Ratio of expenses to
  average net assets        0.65%/b/   0.65%/b/   0.65%/b/   0.65%/b/    0.65%
  Ratio of net income
  to average net assets     5.41%/b/   5.28%/b/   5.18%/b/   5.05%/b/    4.72%
  Portfolio turnover       139.1%      98.4%      78.9%      34.3%       25.5%
  rate
 -------------------------------------------------------------------------------



 /a/       Period ended February 29.

 /b/
   Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through February 28, 1999.

 INVESTING WITH T. ROWE PRICE
                                        4
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
Tax Identification Number
We must have your correct Social Security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.


Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.

 Institutional Accounts
Transaction procedures in the following sections may not apply to institutional accounts. For institutional account procedures, please call your designated account manager or service representative.



 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
$2,500 minimum initial investment; $1,000 for retirement plans or gifts or transfers to minors (UGMA/UTMA) accounts

Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

By Mail
Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address in the next paragraph. We do not accept third-party checks to open new accounts.


Mail via United States Postal Service
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21297-1300

MORE ABOUT THE FUND

Mail via private carriers/overnight services
T. Rowe Price Account Services 10090 Red Run Blvd. Owings Mills, MD 21117-4842

By Wire
Call Investor Services for an account number and give the following wire information to your bank:

Receiving Bank:  PNC Bank, N.A. (Pittsburgh) Receiving Bank ABA#:  043000096
Beneficiary: T. Rowe Price [fund name] Beneficiary Account: 1004397951 Originator to Beneficiary Information (OBI): name of owner(s) and account number


Complete a New Account Form and mail it to one of the appropriate addresses listed below.

Note: No services will be established and IRS penalty withholding may occur until a signed New Account Form is received.

By Exchange

Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Information About Your Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. For limitations on exchanging, see explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person
Drop off your New Account Form at any location listed on the cover and obtain a receipt.



 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
$100 minimum purchase; $50 minimum for retirement plans, Automatic Asset Builder, and gifts or transfers to minors (UGMA/UTMA) accounts.

By ACH Transfer
Use Tele*Access or your personal computer or call Investor Services if you have established electronic transfers using the ACH network.

T. ROWE PRICE
By Wire

Call Shareholder Services or use the wire address listed in Opening a New
Account.

By Mail
1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

3. Remember to provide your account number and the fund name on the memo line of your check.


Mail via United States Postal Service
T. Rowe Price Funds Account Services P.O. Box 17300 Baltimore, MD 21297-1300

/(For //mail via private carriers and overnight services//, see previous / /section.)/

By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.



 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
Exchange Service
You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.)

Redemptions

Redemption proceeds can be mailed to your account address, sent by ACH transfer to your bank, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers - By Wire under Information About Your Services.

Some of the T. Rowe Price funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months or one year, as specified in the prospectus. The fee is paid to the fund.

INVESTING WITH T. ROWE PRICE
By Phone
Call Shareholder Services
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer, Tele*Access (if you have previously authorized telephone services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements - Excessive Trading.

By Mail

For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to indicate any fund you are exchanging out of and the fund or funds you are exchanging into. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees). Please use the appropriate address below:

Mail via United States Postal Service
T. Rowe Price Account Services P.O. Box 17302 Baltimore, MD 21297-1302

Mailgram, Express, Registered, or Certified Mail
T. Rowe Price Account Services 10090 Red Run Boulevard Owings Mills, MD 21117



 RIGHTS RESERVED BY THE FUND
 ----------------------------------------------------------

The fund and its agents reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone or mailgram;
(3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order (including, but not limited to, orders deemed to result in excessive trading, market timing, fraud, or 5% ownership) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; (5) to freeze any account and suspend account services when notice has been received of a dispute

T. ROWE PRICE
between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (6) to otherwise modify the conditions of purchase and any services at any time; or (7) to act on instructions believed to be genuine. These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund.


In an effort to protect the fund from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of the fund, except upon approval of the fund's management.




 INFORMATION ABOUT YOUR SERVICES
 ----------------------------------------------------------
Shareholder Services 1-800-225-5132 Investor Services 1-800-638-5660
Many services are available to you as a T. Rowe Price shareholder; some you receive automatically, and others you must authorize or request on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section discusses some of the services currently offered. Our Services Guide, which we mail to all new shareholders, contains detailed descriptions of these and other services.

Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

Retirement Plans
We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k), and 403(b)(7). For information on IRAs, call Investor Services. For information on all other retirement plans, including our no-load variable annuity, please call our Trust Company at 1-800-492-7670.

INVESTING WITH T. ROWE PRICE
Automated Services Tele*Access 1-800-638-2587 24 hours, 7 days
Tele*Access

24-hour service via toll-free number enables you to (1) access information on fund yields, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers in this section).

Web Address www.troweprice.com

After obtaining proper authorization, account transactions may also be conducted through our Web site on the Internet. If you subscribe to America Online/(R)/, you can access our Web site via keyword "T. Rowe Price" and conduct transactions in your account.

Plan Account Line 1-800-401-3279
Plan Account Line
This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

Telephone and Walk-In Services

Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the back cover.

Electronic Transfers
By ACH
With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

Checkwriting
(Not available for equity funds, or the High Yield or Emerging Markets Bond Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

T. ROWE PRICE
Automatic Investing
($50 minimum) You can invest automatically in several different ways, including:

Automatic Asset Builder
You instruct us to move $50 or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.



 T. ROWE PRICE BROKERAGE
 ----------------------------------------------------------
To open an account 1-800-638-5660 For existing brokerage investors
1-800-225-7720

This service gives you the opportunity to consolidate all of your investments with one company. Investments available through our brokerage service include stocks, options, bonds, and others at commission savings over full-service brokers. We also provide a wide range of services, including:

Automated telephone and computer services
You can enter stock and option orders, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Internet-Trader. Any trades executed through Tele-Trader save you an additional 10% on commissions. You will save 20% on commissions for stock trades and 10% on option trades when you use Internet-Trader. All trades are subject to a $35 minimum commission except stock trades placed through Internet-Trader, which are subject to a $29.95 minimum commission.

Investor information

A variety of informative reports, such as our Brokerage Insights series and S&P Market Month newsletter, as well as access to on-line research tools can help you better evaluate economic trends and investment opportunities.

INVESTING WITH T. ROWE PRICE
Dividend Reinvestment Service

Virtually all stocks held in customer accounts are eligible for this free service.

/T. Rowe Price// Brokerage is a division of T. Rowe Price Investment / /Services, Inc., Member NASD/SIPC./



 INVESTMENT INFORMATION
 ----------------------------------------------------------

To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements. Most of this information is also available on our Web site at www.troweprice.com.

Shareholder Reports

Fund managers' reviews of their strategies and performance. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at 100 East Pratt Street, Baltimore, Maryland 21202.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies.

Performance Update
A quarterly review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides

Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A T. Rowe Price Guide to International Investing, Managing Your Retirement Distribution, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, and Tax Considerations for Investors.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and informative reports.
 For Mutual Fund or T. Rowe Price Brokerage Information
 Investor Services
 1-800-638-5660

For Existing Accounts
 Shareholder Services
 1-800-225-5132

For Yields, Prices, Account Information, or to Conduct Transactions
 Tele*Access/(R)/
 24 hours, 7 days 1-800-638-2587

Internet Address
 www.troweprice.com



Headquarters
 100 East Pratt St. Baltimore, MD 21202
Walk-in
Investor Centers
 101 East Lombard St. Baltimore, MD 21202

 T. Rowe Price Financial Center 10090 Red Run Blvd. Owings Mills, MD 21117

 Farragut Square 900 17th Street, N.W. Washington, D.C. 20006

 Warner Center, Plaza 5 21800 Oxnard Street Suite 270 Woodland Hills, CA 91367

 4200 West Cypress St. 10th Floor Tampa, FL 33607

 4410 Arrows West Drive Colorado Springs, CO 80907
A Statement of Additional Information about the fund has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about the fund's investments, including a review of market conditions and the manager's recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, call 1-800-638-5660.

Fund reports and Statements of Additional Information are also available from the Securities and Exchange Commission by calling 1-800-SEC-0330 or by writing the SEC's Public Reference Section, Washington, D.C. 20549-6009 (you will be charged a duplicating fee); by visiting the SEC's public reference room; or by consulting the SEC's Web site at www.sec.gov.
1940 Act File No. 811-4521
LOGO
F47-040 7/1/99

 PROSPECTUS
July 1, 1999
T. Rowe Price New York Tax-Free Funds

 A money market fund and a long-term bond fund seeking income that is exempt from federal, New York state, and New York city income taxes.
 The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
T. ROWE PRICE RAM LOGO

T. Rowe Price State Tax-Free Income Trust New York Tax-Free Money Fund New York Tax-Free Bond Fund
Prospectus

July 1, 1999

1             ABOUT THE FUNDS
              Objective, Strategy, Risks, and Expenses
              -----------------------------------------------
              Other Information About the Funds
              -----------------------------------------------
              Some Basics of Fixed Income Investing
              -----------------------------------------------

2             ABOUT YOUR ACCOUNT
              Pricing Shares and Receiving
              Sale Proceeds
              -----------------------------------------------
              Distributions and Taxes
              -----------------------------------------------
              Transaction Procedures and
              Special Requirements
              -----------------------------------------------

3             MORE ABOUT THE FUNDS
              Organization and Management
              -----------------------------------------------
              Understanding Performance Information
              -----------------------------------------------
              Investment Policies and Practices
              -----------------------------------------------
              Financial Highlights
              -----------------------------------------------

4             INVESTING WITH T. ROWE PRICE
              Account Requirements
              and Transaction Information
              -----------------------------------------------
              Opening a New Account
              -----------------------------------------------
              Purchasing Additional Shares
              -----------------------------------------------
              Exchanging and Redeeming
              -----------------------------------------------
              Rights Reserved by the Funds
              -----------------------------------------------
              Information About Your Services
              -----------------------------------------------
              T. Rowe Price Brokerage
              -----------------------------------------------
              Investment Information
              -----------------------------------------------


 Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc., and its affiliates managed $147.8 billion, including over $7.1 billion in municipal bond assets, for more than seven million individual and institutional investor accounts as of March 31, 1999.
 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

 ABOUT THE FUNDS
                                        1
 OBJECTIVE, STRATEGY, RISKS, AND EXPENSES
 ----------------------------------------------------------
   To help you decide whether these funds are appropriate for you, this section reviews their major characteristics.


 What is each fund's objective?

   The New York Tax-Free Money Fund seeks to provide preservation of capital, liquidity and, consistent with these objectives, the highest level of income exempt from federal, New York state, and New York city income taxes.

   The New York Tax-Free Bond Fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal, New York state, and New York city income taxes by investing primarily in investment-grade New York municipal bonds.


 What is each fund's principal investment strategy?

   The New York Tax-Free Money Fund will invest at least 65% of assets in New York municipal securities. All securities held by the fund will mature in 397 days or less and the fund's weighted average maturity will not exceed 90 days. While the fund's yield will fluctuate with changes in interest rates, its share price is managed to remain stable at $1.00. The fund buys securities within the two highest money market categories as rated by established agencies or, if unrated, by T. Rowe Price. All securities purchased by the fund will present minimal credit risk in the opinion of T. Rowe Price.

   The New York Tax-Free Bond Fund will invest at least 65% of assets in New York municipal securities. The fund's weighted average maturity is expected to exceed 15 years. The fund generally buys investment-grade securities, which means their ratings are within the four highest credit categories (AAA, AA, A, BBB) as determined by a national rating organization or, unrated, by
   T. Rowe Price. The fund may occasionally buy below-investment-grade securities (including those with the lowest or no rating), but no such purchase will be made if it would cause the fund's noninvestment-grade bonds to exceed 5% of net assets.

   In selecting securities for the money fund, fund managers may examine relationships among yields on various types and maturities of money market securities in the context of their outlook for interest rates. Similarly, investment decisions for the bond funds reflect the managers outlook for interest rates and the economy as well as the prices and yields of various securities. For example, if we expect rates to fall, we may buy longer-term securities within each fund's maturity range to provide higher yield (and, in the case of the bond funds, greater appreciation potential). Conversely, shorter maturities may be favored if rates are expected to rise. In addition, if our economic outlook is positive, we may take advantage of

T. ROWE PRICE
   the bond fund's "basket" for noninvestment-grade bonds. The funds may sell holdings for a variety of reasons, such as to adjust the portfolio's average maturity or quality or to shift assets into higher-yielding securities.

   Each fund sometimes invests in obligations of the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) that are exempt from federal, New York state, and New York city income taxes. The funds will generally purchase these securities when they offer a comparably attractive combination of risk and return.

   Due to seasonal variations or shortages in the supply of suitable short-term New York securities, each fund may invest in municipals whose interest is exempt from federal but not New York state income taxes. Every effort will be made to minimize such investments, but they could compose up to 10% of the fund's annual income.

  . Income from New York municipal securities is exempt from federal, New York state, and New York city income taxes.


 What are the main risks of investing in the funds?

   Any of the following could cause a decline in either fund's share price or income.

  . Interest rate This risk refers to the decline in bond prices that accompanies a rise in the overall level of interest rates. (Bond prices and interest rates move in opposite directions.) Generally, the longer the maturity of a fund or security, the greater its interest rate risk. This risk is similar for the money fund.

  . Credit risk This is the chance that any of a fund's holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund's income level and share price. This risk is reduced for the money fund because of the high-rated securities in its portfolio.

   As of June 1, 1999, the state of New York was rated Aaa by Moody's and AAA by Standard & Poor's.

   Each fund may invest a significant portion of assets in securities that are not general obligations of the state. These may be issued by local governments or public authorities and are rated according to their particular creditworthiness, which may vary significantly from the state's general obligations.

   While generally considered to be of medium quality, securities in the BBB category may be more susceptible to adverse economic or investing conditions, and some BBB securities have speculative characteristics. Each fund may retain a security whose credit quality is downgraded after purchase.

  . Significant political and economic developments within a state may have direct and indirect repercussions on virtually all municipal bonds issued in the state.

ABOUT THE FUNDS
  . Geographical risk A fund investing within a single state is, by definition, less diversified geographically than one investing across many states and therefore has greater exposure to adverse economic and political changes within that state.

  . Political risk The chance that a significant restructuring of federal income tax rates, or even serious discussion on the topic in Congress, could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Broadly lower income tax rates could reduce the advantage of owning municipals.

  . Other risks Each fund may invest in certain sectors with special risks, such as health care, which could be affected by federal or state legislation, electric utilities subject to governmental regulation, and private activity bonds without governmental backing.

   Each fund's investments in the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) require careful assessment of certain risk factors, including reliance on substantial federal assistance and favorable tax programs that have recently become subject to phaseout by Congress.

  . Derivatives risk (bond fund only) To the extent the fund uses these instruments, it may be exposed to additional volatility and potential losses.

  . Year 2000 risk Organizations, governmental entities, and markets in which the funds invest will be affected by the Year 2000 problem. While at this time the funds cannot predict the degree of impact, it is possible that fund returns could be adversely affected as a result.

  . Risks of the money fund An investment in the money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The fund has maintained a constant share price since its inception, and fund managers will make every effort to continue to meet this objective in the future.

   As with any mutual fund, there can be no guarantee the funds will achieve their objectives.

  . The income level of the funds will fluctuate with changing market conditions and interest rate levels. The bond fund's share price will also fluctuate; when you sell your shares, you may lose money.


 How can I tell which fund is most appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. The funds can be used to generate income or to diversify a stock portfolio. The higher your tax bracket, the more likely tax-exempt securi-

T. ROWE PRICE
   ties are appropriate. If you are investing for higher tax-free income and can accept the possibility of price decline in an effort to achieve income exempt from federal, New York state, and New York city income taxes, the bond fund could be an appropriate part of your overall investment strategy. If you are investing for tax-free income with principal stability and liquidity, you should consider the money market fund.

   Both funds are inappropriate for tax-deferred accounts, such as IRAs.

  . The fund or funds you select should not represent your complete investment program or be used for short-term trading purposes.


 How has each fund performed in the past?

   The bar charts and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next. Each fund's past performance is no guarantee of its future returns.

   The funds can also experience short-term performance swings, as shown by the best and worst calendar quarter returns accompanying the following charts. The returns are only for the years depicted in the charts.

 INPUT BAR CHARTS HERE
                                                                                  Calendar Year Total Returns
                           Fund                             1989   1990   1991    1992    1993    1994    1995    1996   1997   1998
 -----------------------------------------------------------------------------------------------------------------------------------
  Money                                                    5.25%  4.88%   3.79%   2.42%   1.84%   2.29%   3.29%  2.89%  3.13%  2.92%
  Bond                                                     8.01   5.27   12.42   10.39   13.31   -5.89   17.26   3.74   9.53   6.45
 -----------------------------------------------------------------------------------------------------------------------------------


 Money Fund      Quarter ended Total return

 Best quarter   6/30/1989 1.39%

 Worst quarter  3/31/1993 0.43%



 Bond Fund       Quarter ended Total return

 Best quarter   3/31/1995 6.57%

 Worst quarter  3/31/1994 -5.36%

ABOUT THE FUNDS

 Table 1  Average Annual Total Returns
                                      Periods ended December 31, 1998
                                       1 year     5 years    10 years
                                      ---------------------------------------

  New York Tax-Free Money Fund          2.92%      2.90%      3.26%
  Lipper New York Tax-Exempt Money
  Market Funds Average                  2.86       2.87       3.30
  Lipper New York Tax-Exempt Money      2.84       2.89       3.34
  Market Funds Index
                                      ----------------------------------
  New York Tax-Free Bond Fund           6.45       5.95       7.88
  Lipper New York Municipal Debt
  Funds Average                         5.64       5.17       7.57
  Lehman Brothers Municipal Bond
  Index                                 6.48       6.22       8.22
  Lipper New York Municipal Debt        5.79       5.26       7.63
  Funds Index
 ----------------------------------------------------------------------------



 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.


 What fees or expenses will I pay?

   The funds are 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.

 Table 2  Fees and Expenses of the Funds
                                                            Annual fund operating expenses
                                                    (expenses that are deducted from fund assets)
                                        Management   Other    Total annual fund   Fee waiver/expense    Net
  Fund                                     fee      expenses  operating expenses    reimbursement     expenses
 ---------------------------------------------------------------------------------                    ---------------
  Money/a/                                0.42%      0.21%          0.63%               0.08%          0.55%
                                        ------------------------------------------------------------------------
  Bond                                    0.42       0.17           0.59                  --             --
 --------------------------------------------------------------------------------------------------------------------


 /a/To limit the money fund's expenses, T. Rowe Price contractually obligated itself to waive its fees and bear any expenses to the extent they would cause the fund's ratio of expenses to average net assets to exceed 0.55%. The first agreement was from March 1, 1997, to February 28, 1999; and the second from March 1,1999, to February 28, 2001. Subject to shareholder approval, fees waived or expenses paid or assumed under these agreements are subject to reimbursement to T. Rowe Price by the fund whenever the expense ratio is below 0.55%; however, no reimbursement will be made after February 28, 2001 (for the first agreement), or February 28, 2003 (for the second agreement), or if it would result in the expense ratio exceeding 0.55%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund.



   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with that of other funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain

T. ROWE PRICE
   the same, the expense limitation currently in place is not renewed (if applicable), you invest $10,000, you earn a 5% annual return, and you hold the investment for the following periods:

     Fund        1 year   3 years   5 years   10 years
    ---------------------------------------------------------

     Money         $56      $185      $335      $771
                 ---------------------------------------
     Bond           60       189       329       738
    ---------------------------------------------------------




 OTHER INFORMATION ABOUT THE FUNDS
 ----------------------------------------------------------

 What are the funds' potential rewards?

   The regular income dividends you receive from the funds should be exempt from federal income taxes, and they may also be exempt from New York state and city taxes for shareholders who live in those jurisdictions.

  . The New York Tax-Free Money Fund is expected to provide a high level of after-tax income consistent with price stability.

  . The New York Tax-Free Bond Fund is expected to provide higher income than the New York Tax-Free Money Fund but with share price volatility.


 How does the portfolio manager try to reduce risk?

   Consistent with each fund's objective, the portfolio manager uses various tools to try to reduce risk and increase total return, including:

  . Diversification of assets to reduce the impact of a single holding on a fund's net asset value.

  . Thorough credit research by our own analysts.

  . Adjustment of bond fund duration to try to reduce the drop in price when interest rates rise or to benefit from the rise in price when rates fall. Duration is a measure of a fund's price sensitivity to interest rate changes.


 What is the credit quality of New York general obligations and other fund holdings?

   The state's general obligations (bonds backed by the state's full taxing and revenue raising resources) were rated _____ by Moody's, ______ by Standard & Poor's, and ___ by Fitch as of June 1, 1999; New York city's ratings were ___, ___, and ___, respectively. In recent years, economic conditions in both the state and city have improved following difficulties in the early 1990s. However, credit ratings and the financial and economic conditions of the state and city, and their obligations, are subject to change at any time.

ABOUT THE FUNDS
 What about the quality of the funds' other holdings?

   In addition to the state's general obligations, each fund will invest a significant portion of assets in bonds that are rated according to the issuer's individual creditworthiness, such as bonds of local governments and public authorities. While local governments in New York depend principally on their own revenue sources, they could experience budget shortfalls due to cutbacks in state aid.

   Certain fund holdings do not rely on any government for money to service their debt. Bonds issued by governmental authorities may depend wholly on revenues generated by the project they financed or on other dedicated revenue streams. The credit quality of these "revenue" bonds may vary significantly from that of the state's general obligations.

   As of June 1, 1999, Puerto Rico's general obligations were rated ___ by Moody's and ___ by Standard & Poor's.


 Some characteristics of municipal securities


 Who issues municipal securities?

   State and local governments and governmental authorities sell notes and bonds (usually called "municipals") to pay for public projects and services.


 Who buys municipal securities?

   Individuals are the primary investors, and a principal way they invest is through mutual funds. Prices of municipals may be affected by major changes in cash flows of money into or out of municipal funds. For example, substantial and sustained redemptions from municipal bond funds could result in lower prices for these securities.


 What is tax-free about municipal bonds and bond funds?

   The regular income dividends you receive from the fund should be exempt from regular federal income taxes. These dividends may also be exempt from your state's income tax (if any). However, capital gains distributed by the funds are taxable to you. (See Useful Information on Distributions and Taxes for details.)

  . Municipal securities are also called "tax-exempts" because the interest income they provide is usually exempt from federal income taxes.


 Is interest income from municipal issues always exempt from federal taxes?

   No. Since 1986 income from so-called "private activity" municipals has been subject to the federal alternative minimum tax (AMT). For instance, some bonds financing airports, stadiums, and student loan programs fall into this category. These bonds carry higher yields than regular municipals. Shareholders subject to the AMT must include income derived from private activity bonds in their AMT calculation. Relatively few taxpayers are required to pay the tax. Normally,

T. ROWE PRICE
   each fund will not purchase any security if, as a result, more than 20% of the fund's income would be subject to the AMT. The portion of income subject to the AMT will be reported annually to shareholders. (Please see Distributions and Taxes - Taxes on Fund Distributions.)

   Additionally, under highly unusual circumstances, the IRS may determine that a bond issued as tax-exempt should in fact be taxable. If a fund were to hold such a bond, the fund could have to distribute taxable income or reclassify as taxable income that previously distributed as tax-free.


 Why are yields on municipals usually below those on otherwise comparable taxable securities?

   Since the income provided by most municipals is exempt from federal taxation, investors are willing to accept lower yields on a municipal bond than on an otherwise similar (in quality and maturity) taxable bond.


 How can I tell if a tax-free or taxable fund is suitable for me?

   The primary factor is your expected federal income tax rate. The higher your tax bracket, the more likely tax-exempts will be appropriate. If a municipal fund's tax-exempt yield is higher than the after-tax yield on a taxable bond or money fund, then your income will be higher in the municipal fund. To find what a taxable fund would have to yield to equal the yield on a municipal fund, divide the municipal fund's yield by one minus your tax rate. For quick reference, the next table shows a range of taxable-equivalent yields.

 Table 3  Taxable-Equivalent Yields
  If your                                                                       A tax-free yield of
  federal tax                                                          2%     3%     4%     5%     6%      7%
  rate is:                                                                  Equals a taxable yield of:
  28%                                                                 2.8%   4.2%   5.6%   6.9%   8.3%     9.7%
  31%                                                                 2.9    4.3    5.8    7.2    8.7     10.1
  36%                                                                 3.1    4.7    6.2    7.8    9.4     10.9
  39.6%                                                               3.3    5.0    6.6    8.3    9.9     11.6
 ---------------------------------------------------------------------------------------------------------------



 What are the major differences between money market and bond funds?

  . Price Bond funds have fluctuating share prices. Money market funds are managed to maintain a stable share price.

  . Maturity Short- and intermediate-term bond funds have longer average maturities (from one to 10 years) than money market funds (90 days or less). Longer-term bond funds have the longest average maturities (10 years or more).

  . Income Short- and intermediate-term bond funds typically offer more income than money market funds and less income than longer-term bond funds.

ABOUT THE FUNDS
 SOME BASICS OF FIXED INCOME INVESTING
 ----------------------------------------------------------

 Is a fund's yield fixed or will it vary?

   It will vary. The yield is calculated every day by dividing a fund's net income per share, expressed at annual rates, by the share price. Since both income and share price will fluctuate, a fund's yield will also vary. (Although money fund prices are stable, income is variable.)


 Is yield the same as total return?

   Not for bond funds. The total return reported for a fund is the result of reinvested distributions (income and capital gains) and the change in share price for a given time period. Income is always a positive contributor to total return and can enhance a rise in share price or serve as an offset to a drop in share price. Since money funds are managed to maintain a stable share price, their yield and total return should be the same.


 What is credit quality and how does it affect yield?

   Credit quality refers to a bond issuer's expected ability to make all required interest and principal payments on time. Because highly rated issuers represent less risk, they can borrow at lower interest rates than less creditworthy issuers. Therefore, a fund investing in high-quality securities should have a lower yield than an otherwise comparable fund investing in lower-quality securities.


 What is meant by a bond fund's maturity?

   Every bond has a stated maturity date when the issuer must repay the bond's entire principal value to the investor. However, many bonds are "callable," meaning their principal can be repaid earlier, on or after specified call dates. Bonds are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In that environment, a bond's "effective maturity" is usually its nearest call date.

   A bond mutual fund has no real maturity, but it does have a weighted average maturity and an average effective maturity. This number is an average of the stated or effective maturities of the underlying bonds, with each bond's maturity "weighted" by the percentage of fund assets it represents. Some funds target effective maturities rather than stated maturities when computing the average. This provides additional flexibility in portfolio management but, all else being equal, could result in higher volatility than a fund targeting a stated maturity or maturity range.

T. ROWE PRICE
 What is meant by a bond fund's duration?

   Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It measures this sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the bond's life. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years - the duration. Effective duration takes into account call features and sinking fund payments that may shorten a bond's life.

   Since duration can also be computed for bond funds, you can estimate the effect of interest rates on share price by multiplying fund duration by an expected change in interest rates. For example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if rates rose by one percentage point. (T. Rowe Price bond fund shareholder reports show duration.)


 How is a municipal's price affected by changes in interest rates?

   When interest rates rise, a bond's price usually falls, and vice versa. In general, the longer a bond's maturity, the greater the price increase or decrease in response to a given change in rates, as shown in Table 4.

 Table 4  How Interest Rates May Affect Bond Prices
                                  Price per $1,000 of a Municipal Bond if Interest Rates:
                                     Rates                         Rates
  Bond maturity          Coupon     Increase                      Decrease
                                    --------          2%          --------           2%
                                       1%                            1%
  1 year          2000   3.00%        $990           $981          $1,010          $1,020
  3 years         2002   3.55          972            945           1,029           1,058
  5 years         2004   3.75          956            914           1,046           1,095
  10 years        2009   4.10          922            852           1,085           1,180
  20 years        2019   4.87          883            784           1,138           1,303
  30 years        2029   4.94          861            749           1,175           1,397
 --------------------------------------------------------------------------------------------


 The table reflects yields on AAA-rated municipals as of May 31, 1999. This is an illustration and does not represent expected yields or share price changes of any T. Rowe Price fund.


 Do money market securities react to changes in interest rates?

   Yes. As interest rates change, the prices of money market securities fluctuate, but changes are usually small because of their very short maturities. Investments are typically held until maturity in a money fund to help the fund maintain a $1.00 share price.

 ABOUT YOUR ACCOUNT
                                        2
 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price fund.


 How and when shares are priced

   Bond and money funds
   The share price (also called "net asset value" or NAV per share) for the funds is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day the New York Stock Exchange is open for business. To calculate the NAV, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Current market values are used to price fund shares. Amortized cost is used to value money fund securities.

  . The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional accounts.


 How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

   Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.


 How you can receive the proceeds from a sale

  . When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. Proceeds sent by ACH transfer should be credited the second day after the sale. ACH is an

T. ROWE PRICE
   automated method of initiating payments from, and receiving payments in, your financial institution account. The ACH system is supported by over 20,000 banks, savings banks, and credit unions. Proceeds sent by bank wire should be credited to your account the next business day.

  . Exception: Under certain circumstances and when deemed to be in each fund's best interests, your proceeds may not be sent for up to seven calendar days after we receive your redemption request.

  . If for some reason we cannot accept your request to sell shares, we will contact you.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------
  . All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the business day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   Income dividends
  . Money funds declare income dividends daily to shareholders of record as of 12 noon ET on that day. Wire purchase orders received before 12 noon ET receive the dividend for that day. Other purchase orders receive the dividend on the next business day after payment has been received.

  . Bond funds declare income dividends daily at 4 p.m. ET to shareholders of record at that time provided payment has been received on the previous business day.

  . Dividends are paid on the first business day of each month.

ABOUT YOUR ACCOUNT
  . Fund shares will earn dividends through the date of redemption; also, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

   Capital gains
  . Since money funds are managed to maintain a constant share price, they are not expected to make capital gain distributions.

  . A capital gain or loss is the difference between the purchase and sale price of a security.

  . If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month.


 Tax Information

  . You will be sent timely information for your tax filing needs.

   Although the regular monthly income dividends you receive from each fund are expected to be exempt from federal and state and local (if any) income taxes, you need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.

  . The fund makes a distribution to your account.

   Note: You must report your total tax-exempt income on IRS Form 1040. The IRS uses this information to help determine the tax status of any Social Security payments you may have received during the year. For shareholders who receive Social Security benefits, the receipt of tax-exempt interest may increase the portion of benefits that are subject to tax.

   If a fund invests in certain "private activity" bonds, shareholders who are subject to the alternative minimum tax (AMT) must include income generated by these bonds in their AMT computation. The portion of your fund's income that should be included in your AMT calculation, if any, will be reported to you in January.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes. If you realize a loss on the sale or exchange of fund shares held six months or less, your capital loss is reduced by the tax-exempt dividends received on those shares.

T. ROWE PRICE
   In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For most new accounts or those opened by exchange in 1984 or later, we will provide the gain or loss on the shares you sold during the year, based on the "average cost," single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions
   In January, you will be sent Form 1099-DIV indicating the tax status of any capital gain distributions made to you. This information will also be reported to the IRS. A fund's capital gain distributions are generally taxable to you for the year in which they were paid. Dividends are expected to be tax-exempt.

   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income and long-term gains on securities held more than 12 months are taxed at a maximum rate of 20%. If you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term loss will be reclassified to a long-term loss to the extent of any long-term capital gain distribution received during the period you held the shares.

   A portion of the capital gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses. Therefore, to the extent each fund invests in these securities, the likelihood of a taxable gain distribution will be increased.

  . Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain distribution
   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions.

ABOUT YOUR ACCOUNT
 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------
  . Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment
   If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price fund as reimbursement. Each fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks. The fund does not accept purchases made by credit card check.


 Sale (Redemption) Conditions

   Holds on immediate redemptions: 10-day hold
   If you sell shares that you just purchased and paid for by check or ACH transfer, the funds will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. If, during the clearing period, we receive a check drawn against your bond or money market account, it will be returned marked "uncollected." (The 10-day hold does not apply to the following: purchases paid for by bank wire; cashier's, certified, or treasurer's checks; or automatic purchases through your paycheck.)

   Telephone, Tele*Access/(R)/, and personal computer transactions
   Exchange and redemption services through telephone and Tele*Access are established automatically when you sign the New Account Form unless you check the boxes that state you do not want these services. Personal computer transactions must be authorized separately. T. Rowe Price funds and their agents use reasonable procedures (including shareholder identity verification) to confirm that instructions given by telephone or computer are genuine; they are not liable for acting on these instructions. If these procedures are not followed, it is the opinion of certain regulatory agencies that the funds and their agents may be liable for any losses that may result from acting on the instructions. A confirmation is sent promptly after a transaction. All telephone conversations are recorded.

T. ROWE PRICE
   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading

  . T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the fund and raise its expenses. To deter such activity, the fund has adopted an excessive trading policy. If you violate our excessive trading policy, you may be barred indefinitely and without further notice from further purchases of T. Rowe Price funds.

  . Trades placed directly with T. Rowe Price  If you trade directly with T.
   Rowe Price, you can make one purchase and sale involving the same fund within any 120-day period. For example, if you are in fund A, you can move substantial assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C. If you exceed this limit, you are in violation of our excessive trading policy.

   Two types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a nonmoney fund are not exempt); and 2) systematic purchases or redemptions (see Information About Your Services).

  . Trades placed through intermediaries If you purchase fund shares through an intermediary including a broker, bank, investment adviser, or other third party and hold them for less than 60 calendar days, you are in violation of our excessive trading policy.


 Keeping Your Account Open

   Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.


 Small Account Fee

   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the funds' transfer agent, will automatically be deducted from nonretirement accounts with balances

ABOUT YOUR ACCOUNT
   falling below a minimum level. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/ UTMA accounts, for which the limit is $500. The fee will be waived for any investor whose T. Rowe Price mutual fund investments total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee will not apply to IRAs and other retirement plan accounts. (A separate custodial fee may apply to IRAs and other retirement plan accounts.)


 Signature Guarantees

  . A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  . Remitting redemption proceeds to any person, address, or bank account not on record.

  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  . Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUNDS
                                        3
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How are the funds organized?

   The T. Rowe Price State Tax-Free Income Trust (the "Trust") was organized in 1986 as a Massachusetts business trust and is a "nondiversified, open-end investment company," or mutual fund. These funds were organized in 1986. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives. F

  . Shareholders benefit from T. Rowe Price's 62 years of investment management experience.


 What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

  . Receive a proportional interest in a fund's income and capital gain distributions.

  . Cast one vote per share on certain fund matters, including the election of fund trustees, changes in fundamental policies, or approval of changes in the fund's management contract.


 Do T. Rowe Price funds have annual shareholder meetings?

   The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not intend to do so except when certain matters, such as a change in a fund's fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone, or on the Internet.


 Who runs the funds?

   General Oversight
   The Trust is governed by a Board of Trustees that elects the Trust's officers and meets regularly to review the funds' investments, performance, expenses, and other business affairs. The policy of the Trust is that a majority of Board members are independent of T. Rowe Price.

ABOUT YOUR ACCOUNT
  . All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price - specifically by each fund's portfolio managers.

   Portfolio Management
   Each fund has an Investment Advisory Committee whose chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing each fund's investment program. The Investment Advisory Committees comprise the following members:

   Money Fund Patrice L. Berchtenbreiter Ely, Chairman, Jeremy N. Baker, Robert
   A. Donahue, Joseph K. Lynagh, and William F. Snider. Ms. Berchtenbreiter Ely has been chairman of the fund's committee since 1992. She joined T. Rowe Price in 1972 and has been managing investments since 1987.

   Bond Fund William F. Snider, Chairman, Jeremy N. Baker, Patrice L. Berchtenbreiter Ely, Patricia S. Deford, Robert A. Donahue, Joseph K. Lynagh, Konstantine B. Mallas, and Arthur S. Varnado. Mr. Snider was appointed the fund's chairman in 1997 and has been a member of the fund's committee since 1994. He joined T. Rowe Price in 1991 and has been managing investments since 1993.

   The Management Fee
   This fee has two parts - an "individual fund fee," which reflects a fund's particular characteristics, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, and any institutional, index, or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

   Group Fee Schedule

                                                                        0.334%            First $50 billion/a/
                                                                       -----------------------------------------
                                                                        0.305%            Next $30 billion
                                                                       -----------------------------------------
                                                                        0.300%            Next $40 billion
                                                                       -----------------------------------------
                                                                        0.295%            Thereafter
    -----------------------------------------------------------------------------------------------------------------


   /a/     Represents a blended group fee rate containing various break points.



   Each fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the T. Rowe Price funds described previously. Based on combined T. Rowe Price funds' assets of over $89 billion at March 31, 1999, the group fee was 0.32%. The individual fund fee is 0.10%.

T. ROWE PRICE
 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us; in our newsletter, The Price Report; in T. Rowe Price advertisements; and in the media.


 Total Return

   This tells you how much an investment in a fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

   Advertisements for a fund may include cumulative or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.


 Cumulative Total Return

   This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, a fund could have a 10-year positive cumulative return despite experiencing three negative years during that time.


 Average Annual Total Return

   This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, provided you held it for the entire period.


 Yield

   The current or "dividend" yield on a fund or any investment tells you the relationship between the investment's current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized, and divided by the price at the end of the given period. For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period.

   For bond funds, the advertised or Securities and Exchange Commission (SEC) yield is found by determining the net income per share (as defined by the SEC) earned by a fund during a 30-day base period and dividing this amount by the per share price on the last day of the base period. The SEC yield may differ from the dividend yield.

MORE ABOUT THE FUNDS
   The money fund may advertise a current yield, reflecting the latest seven-day income annualized, or an "effective" yield, which assumes the income has been reinvested in the fund.



 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------
   This section takes a detailed look at some of the types of securities the funds may hold in their portfolios and the various kinds of investment practices that may be used in day-to-day portfolio management. Each fund's investment program is subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change a fund's objective and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies" which can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. Each fund adheres to applicable investment restrictions and policies at the time it makes an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

   The funds' holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, the bond fund is not permitted to invest more than 10% of total assets in residual interest bonds. While these restrictions provide a useful level of detail about the fund's investment programs, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in residual interest bonds could have significantly more of an impact on a fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all the funds' other investments.

   Changes in the funds' holdings, the funds' performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

  . Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help each fund achieve its objective.


 Types of Portfolio Securities

   In seeking to meet its investment objective, each fund may invest in any type of municipal security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe the principal types of portfolio securities and investment management practices of the funds.

T. ROWE PRICE
   Fundamental policy Each fund is registered as a nondiversified mutual fund. This means that the fund may invest a greater portion of its assets in a single issuer than a diversified fund, which may subject the fund to greater risk of price declines. However, because each fund intends to qualify as a "regulated investment company" under the Internal Revenue Code, it must invest so that, at the end of each quarter, with respect to 50% of its total assets, no more than 5% of its assets is invested in the securities of a single issuer, and with respect to the remaining 50%, no more than 25% of its assets is invested in a single issuer.

   Operating policy (money fund only) Except as permitted by Rule 2a-7 under the Investment Company Act of 1940, with respect to 75% of the fund's total assets, the money fund will not purchase a security if, as a result, more than 5% of its total assets would be invested in securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. government securities or securities subject to certain types of guarantees.

   Municipal Securities
   Each fund's assets are invested primarily in various tax-free municipal debt securities. The issuers have a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date or dates. An issuer may have the right to redeem or "call" a bond before maturity, and the funds may have to reinvest the proceeds at lower rates.

   There are two broad categories of municipal bonds. General obligation bonds are backed by the issuer's "full faith and credit," that is, its full taxing and revenue raising power. Revenue bonds usually rely exclusively on a specific revenue source, such as charges for water and sewer service, to generate money for debt service.

  . In purchasing municipals, the funds rely on the opinion of the issuer's bond counsel regarding the tax-exempt status of the investment.

   Private Activity Bonds and Taxable Securities
   While income from most municipals is exempt from federal income taxes, the income from certain types of so-called private activity bonds (a type of revenue bond) may be subject to the alternative minimum tax (AMT). However, only persons subject to the AMT pay this tax. Private activity bonds may be issued for purposes such as housing or airports or to benefit a private company. (Being subject to the AMT does not mean the investor necessarily pays this tax. For further information, please see Distributions and Taxes.)

   Fundamental policy Under normal market conditions, each fund will not purchase any security if, as a result, less than 80% of the fund's income would be exempt from federal, New York state, and New York city income taxes. Up to 20% of fund income could be derived from securities subject to the alternative minimum tax.

MORE ABOUT THE FUNDS
   Operating policy During periods of abnormal market conditions, for temporary defensive purposes, each fund may invest without limit in high-quality, short-term securities whose income is subject to federal, New York state, and New York city income taxes.

   In addition to general obligation and revenue bonds, each fund's investments may include, but are not limited to, the following types of securities:

   Municipal Lease Obligations
   A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government's unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, the funds would assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. The funds may also purchase unrated lease obligations.

   Municipal Warrants (bond fund)
   Municipal warrants are essentially call options on municipal bonds. In exchange for a premium, they give the purchaser the right, but not the obligation, to purchase a municipal bond in the future. The bond funds might purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity.

   Operating policy The bond fund may invest up to 2% of its total assets in municipal warrants.

   Securities With "Puts" or Other Demand Features
   Some longer-term municipals give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request - usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. The money fund typically purchases a significant number of these securities. If a demand feature terminates prior to being exercised, the funds may be forced to hold the longer-term security, which could experience substantially more volatility.

   Securities With Credit Enhancements
  . Letters of credit Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal security should default.

T. ROWE PRICE
  . T. Rowe Price periodically reviews the credit quality of the insurer.

  . Municipal Bond Insurance This insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability.

   The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders, such as the funds. The number of municipal bond insurers is relatively small, and not all of them have the highest rating.

  . Standby Purchase Agreements A Standby Bond Purchase Agreement (SBPA) is a liquidity facility provided to pay the purchase price of bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

   Synthetic or Derivative Securities
   Derivatives and synthetics in which the funds may invest include:

  . Residual Interest Bonds (bond fund) (These are a type of potentially high-risk derivative.) The income stream provided by an underlying bond is divided to create two securities, one short term and one long term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term bonds can be very volatile and may be less liquid than other municipals of comparable maturity. The funds will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

   Operating policy The bond fund may invest up to 10% of its total assets in residual interest bonds.

  . Participation Interests This term covers various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities

MORE ABOUT THE FUNDS
   have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The funds will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

   Operating policy The money fund will not invest more than 20% of its total assets in these securities.

  . Embedded Interest Rate Swaps and Caps (bond fund) In a fixed rate, long-term municipal bond with an interest rate swap attached to it, the bondholder usually receives the bond's fixed coupon payment as well as a variable rate payment that represents the difference between a fixed rate for the term of the swap (which is typically shorter than the bond it is attached to) and a variable rate short-term municipal index. The bondholder receives excess income when short-term rates remain below the fixed interest rate swap rate. If short-term rates rise above the fixed income swap rate, the bondholder's income is reduced. At the end of the interest rate swap term, the bond reverts to a single fixed coupon payment.

   An embedded interest rate cap allows the bondholder to receive payments whenever short-term rates rise above a level established at the time of purchase. They normally are used to hedge against rising short-term interest rates.

   Both instruments may be volatile and of limited liquidity, and their use may adversely affect a fund's total return.

   Operating policy The bond fund may invest up to 10% of its total assets in embedded interest rate swaps and caps.

   Private Placements
   Each fund may seek to enhance its yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability.

   Operating policy The bond fund may invest up to 15% (10% for the money fund) of its net assets in illiquid securities, including unmarketable private placements.


 Types of Investment Management Practices

   Reserve Position (bond fund)
   The fund will hold a portion of its assets in short-term, tax-exempt money market securities maturing in one year or less. The reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments; can help in structuring the fund's weighted average maturity; and serves as a short-term defense during periods of unusual market volatility. The fund's reserve

T. ROWE PRICE
   position can consist of shares of one or more T. Rowe Price internal money market funds as well as short-term, investment-grade securities, including tax-exempt commercial paper, municipal notes, and short-term maturity bonds. Some of these securities may have adjustable, variable, or floating rates. For temporary, defensive purposes, the fund may invest without limitation in money market reserves. The effect of taking such a position is that the fund may not achieve its investment objective.

   When-Issued Securities (all funds) and Forwards (bond fund)
   New issues of municipals are often sold on a "when-issued" basis, that is, delivery and payment take place 15 - 45 days after the buyer has agreed to the purchase. Some bonds, called "forwards," have longer-than-standard settlement dates, typically six to 24 months. When buying these securities, each fund will maintain cash or high-grade marketable securities held by its custodian equal in value to its commitment for these securities. Each fund does not earn interest on when-issued and forward securities until settlement, and the value of the securities may fluctuate between purchase and settlement. Municipal "forwards" typically carry a substantial yield premium to compensate the buyer for their greater interest rate, credit, and liquidity risks.

   Interest Rate Futures (bond fund)
   Futures (a type of potentially high-risk derivative) are often used to manage risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Specifically, the fund may use futures (and options on futures) for any number of reasons, including: to hedge against a potentially unfavorable change in interest rates and to adjust its exposure to the municipal bond market; to protect portfolio value; in an effort to enhance income; and to adjust portfolio duration. The use of futures for hedging and non-hedging purposes may not always be successful. Their prices can be highly volatile, using them could lower a fund's total return, and the potential loss from their use could exceed a fund's initial exposure to such contracts.

   Operating policy Initial margin deposits on futures and premiums on options used for non-hedging purposes will not exceed 5% of a bond fund's net asset value.

   Borrowing Money and Transferring Assets
   Each fund can borrow money from banks and other Price funds as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with each fund's investment objective and program. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.

MORE ABOUT THE FUNDS
   Operating policy Each fund may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of the fund's total assets. Each fund may not purchase additional securities when borrowings exceed 5% of total assets.

   Portfolio Turnover (bond fund)
   The fund generally purchases securities with the intention of holding them for investment; however, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. Due to the nature of the fund's investment program, the fund's portfolio turnover rate may exceed 100%. Although the fund does not expect to generate any taxable income, a high turnover rate may increase transaction costs and may affect taxes paid by shareholders to the extent short-term gains are distributed. The bond fund's portfolio turnover rates for the fiscal years ending February 28, 1999, 1998, and 1997, were 55.4%, 55.0%, and 96.9%, respectively.

   Sector Concentration
   It is possible that each fund could have a considerable amount of assets (25% or more) in securities that would tend to respond similarly to particular economic or political developments. An example would be securities of issuers related to a single industry, such as hospital bonds.

   Operating policy Each fund is limited to 25% of total assets in industrial development bonds of projects in the same industry (such as solid waste, nuclear utility, or airlines). Bonds which are refunded with escrowed U.S. government securities are not subject to the 25% limitation.

   Credit-Quality Considerations
   The credit quality of most bond issues is evaluated by rating agencies such as Moody's and Standard & Poor's on the basis of the issuer's ability to meet all required interest and principal payments. The highest ratings are assigned to issuers perceived to be the best credit risks. T. Rowe Price research analysts also evaluate all portfolio holdings of each fund, including those rated by outside agencies. Other things being equal, lower-rated bonds have higher yields due to greater risk. High-yield bonds, also called "junk" bonds, are those rated below BBB.

T. ROWE PRICE
   Table 5 shows the rating scale used by the major rating agencies, and Table 6 provides an explanation of quality ratings. T. Rowe Price considers publicly available ratings but emphasizes its own credit analysis when selecting investments.

 Table 5  Ratings of Municipal Debt Securities
                   Moody's        Standard &
                   Investors      Poor's           Fitch
                   Service, Inc.  Corporation      IBCA, Inc.            Definition
  Long Term         Aaa            AAA              AAA                   Highest quality
                   ----------------------------------------------------------------------------------------------
                    Aa             AA               AA                    High quality
                   ----------------------------------------------------------------------------------------------
                    A              A                A                     Upper medium grade
                   ----------------------------------------------------------------------------------------------
                    Baa            BBB              BBB                   Medium grade
                   Moody's                         S&P                            Fitch IBCA
  Short Term        MIG1/ VMIG1    Best quality     SP1+   Very strong quality     F-1+   Exceptionally strong
                                                    SP1    Strong grade            F-1    quality
                                                                                          Very strong quality
                   ----------------------------------------------------------------------------------------------
                    MIG2/ VMIG2    High quality     SP2    Satisfactory grade      F-2    Good credit quality
                   ----------------------------------------------------------------------------------------------
  Commercial        P-1            Superior         A-1+   Extremely strong        F-1+   Exceptionally strong
  Paper                            quality          A-1    quality                 F-1    quality
                                                           Strong quality                 Very strong quality
                   ----------------------------------------------------------------------------------------------
                    P-2            Strong quality   A-2    Satisfactory quality    F-2    Good credit quality
 ---------------------------------------------------------------------------------------------------------------------


 Table 6  Explanation of Quality Ratings  (continued)
                                                     Bond
                                                     Rating    Explanation
  Moody's Investors                                   Aaa       Highest quality, smallest degree of
  Service, Inc.                                                 investment risk.
                                                     -----------------------------------------------------
                                                      Aa        High quality; together with Aaa bonds,
                                                                they compose the high-grade bond group.
                                                     -----------------------------------------------------
                                                      A         Upper-medium-grade obligations; many
                                                                favorable investment attributes.
                                                     -----------------------------------------------------
                                                      Baa       Medium-grade obligations; neither highly
                                                                protected nor poorly secured. Interest
                                                                and principal appear adequate for the
                                                                present, but certain protective elements
                                                                may be lacking or may be unreliable over
                                                                any great length of time.
                                                     -----------------------------------------------------
                                                      Ba        More uncertain with speculative
                                                                elements. Protection of interest and
                                                                principal payments not well safeguarded
                                                                in good and bad times.
                                                     -----------------------------------------------------
                                                      B         Lack characteristics of desirable
                                                                investment; potentially low assurance of
                                                                timely interest and principal payments
                                                                or maintenance of other contract terms
                                                                over time.
                                                     -----------------------------------------------------
                                                      Caa       Poor standing, may be in default;
                                                                elements of danger with respect to
                                                                principal or interest payments.
                                                     -----------------------------------------------------
                                                      Ca        Speculative in high degree; could be in
                                                                default or have other marked
                                                                shortcomings.
                                                     -----------------------------------------------------
                                                      C         Lowest rated. Extremely poor prospects
                                                                of ever attaining investment standing.
 --------------------------------------------------------------------------------------------------------------
  Standard & Poor's                                   AAA       Highest rating; extremely strong
  Corporation                                                   capacity to pay principal and interest.
                                                     -----------------------------------------------------
                                                      AA        High quality; very strong capacity to
                                                                pay principal and interest.
                                                     -----------------------------------------------------
                                                      A         Strong capacity to pay principal and
                                                                interest; somewhat more susceptible to
                                                                the adverse effects of changing
                                                                circumstances and economic conditions.
                                                     -----------------------------------------------------
                                                      BBB       Adequate capacity to pay principal and
                                                                interest; normally exhibit adequate
                                                                protection parameters, but adverse
                                                                economic conditions or changing
                                                                circumstances more likely to lead to
                                                                weakened capacity to pay principal and
                                                                interest than for higher-rated bonds.
                                                     -----------------------------------------------------
                                                      BB, B,    Predominantly speculative with respect
                                                      CCC, CC   to the issuer's capacity to meet
                                                                required interest and principal
                                                                payments. BB - lowest degree of
                                                                speculation;
                                                                CC - the highest degree of speculation.
                                                                Quality and protective characteristics
                                                                outweighed by large uncertainties or
                                                                major risk exposure to adverse
                                                                conditions.
                                                     -----------------------------------------------------
                                                      D         In default.
                                                     -----------------------------------------------------
  Fitch IBCA, Inc.                                    AAA       Highest quality; obligor has
                                                                exceptionally strong ability to pay
                                                                interest and repay principal, which is
                                                                unlikely to be affected by reasonably
                                                                foreseeable events.
                                                     -----------------------------------------------------
                                                      AA        Very high quality; obligor's ability to
                                                                pay interest and repay principal is very
                                                                strong. Because bonds rated in the AAA
                                                                and AA categories are not significantly
                                                                vulnerable to foreseeable future
                                                                developments, short-term debt of these
                                                                issuers is generally rated F-1+.
                                                     -----------------------------------------------------
                                                      A         High quality; obligor's ability to pay
                                                                interest and repay principal is
                                                                considered to be strong, but may be more
                                                                vulnerable to adverse changes in
                                                                economic conditions and circumstances
                                                                than higher-rated bonds.
                                                     -----------------------------------------------------
                                                      BBB       Satisfactory credit quality; obligor's
                                                                ability to pay interest and repay
                                                                principal is considered adequate.
                                                                Unfavorable changes in economic
                                                                conditions and circumstances are more
                                                                likely to adversely affect these bonds
                                                                and impair timely payment. The
                                                                likelihood that the ratings of these
                                                                bonds will fall below investment grade
                                                                is higher than for higher-rated bonds.
                                                     -----------------------------------------------------
                                                      BB,       Not investment grade; predominantly
                                                      CCC,      speculative with respect to the issuer's
                                                      CC, C     capacity to repay interest and repay
                                                                principal in accordance with the terms
                                                                of the obligation for bond issues not in
                                                                default. BB is the least speculative. C
                                                                is the most speculative.
 --------------------------------------------------------------------------------------------------------------

MORE ABOUT THE FUNDS
 Year 2000 Processing Issue

   Many computer programs use two digits rather than four to identify the year. These programs, if not adapted, will not correctly handle the change from "99" to "00" on January 1, 2000, and will not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.

   T. Rowe Price has implemented steps intended to assure that major computer systems and processes are capable of Year 2000 processing. We are working with third parties to assess the adequacy of their compliance efforts and are developing contingency plans intended to assure that third-party noncompliance will not materially affect T. Rowe Price's operations.

   Companies, organizations, governmental entities, and markets in which the T. Rowe Price funds invest will be affected by the Year 2000 issue, but at this time the funds cannot predict the degree of impact. For funds that invest in foreign markets, especially emerging markets, it is possible foreign companies and markets will not be as prepared for Year 2000 as domestic companies and markets. To the extent the effect of Year 2000 is negative, a fund's returns could be reduced.

T. ROWE PRICE
 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------
   Table 7, which provides information about each fund's financial history, is based on a single share outstanding throughout each fiscal year. Each fund's section of the table is part of the fund's financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the table represent the rate that an investor would have earned or lost on an investment in each fund (assuming reinvestment of all dividends and distributions). The financial statements in the annual report were audited by the funds' independent accountants, PricewaterhouseCoopers LLP.

MORE ABOUT THE FUNDS

 Table 7  Financial Highlights
                                        Year ended February 28
  Money Fund              1995       1996/a/    1997       1998        1999
 -------------------------------------------------------------------------------------

  Net asset value,
  beginning of period    $ 1.000    $ 1.000    $ 1.000    $ 1.000    $   1.00
  Income From Investment Operations
  Net investment income   0.025/b/   0.032/b/   0.029/b/   0.031/b/   0.28/b/
                         --------------------------------------------------------
  Net gains or losses
  on securities (both
  realized and                --         --         --         --          --
  unrealized)
                         --------------------------------------------------------
  Total from investment
  operations               0.025      0.032      0.029      0.031       0.028
  Less Distributions
  Dividends (from net     (0.025)    (0.032)    (0.029)    (0.031)     (0.028)
  investment income)
                         --------------------------------------------------------
  Distributions (from         --         --         --         --          --
  capital gains)
                         --------------------------------------------------------
  Total distributions     (0.025)    (0.032)    (0.029)    (0.031)     (0.028)
                         --------------------------------------------------------
  Net asset value,       $ 1.000    $ 1.000    $ 1.000    $ 1.000    $  1.000
  end of period
                         --------------------------------------------------------
  Total return              2.49%/b/   3.26%/b/   2.91%/b/   3.11%/b/    2.81%/b/
  Ratios/Supplemental Data
  Net assets, end of     $66,154    $71,040    $82,729    $95,333    $106,119
  period (in thousands)
                         --------------------------------------------------------
  Ratio of expenses to      0.55%/b/   0.55%/b/   0.55%/b/   0.55%/b/    0.55%/b/
  average net assets
                         --------------------------------------------------------
  Ratio of net income       2.48%/b/   3.21%/b/   2.86%/b/   3.07%/b/    2.77%/b/
  to average net assets
 -------------------------------------------------------------------------------------



 /a/       Fiscal year ended February 29.

 /b/
   Excludes expenses in excess of a 0.55% voluntary expense limitation in effect November 7, 1990, through February 28, 1999; and a 0.80% voluntary expense limitation in effect through November 6, 1990.

T. ROWE PRICE

 Table 7  Financial Highlights (continued)
                                         Year ended February 28
  Bond Fund                1995      1996/a/       1997        1998       1999
 ---------------------------------------------------------------------------------------

  Net asset value,
  beginning of period    $  10.98    $  10.37    $  10.85    $  10.80   $  11.26
  Income From Investment Operations
  Net investment income     0.58/b/     0.58/b/     0.57/b/      0.57       0.53
                         ----------------------------------------------------------
  Net gains or losses
  on securities (both
  realized and              (0.53)       0.48       (0.05)       0.46       0.13
  unrealized)
                         ----------------------------------------------------------
  Total from investment
  operations                 0.05        1.06        0.52        1.03       0.66
  Less Distributions
  Dividends (from net       (0.58)      (0.58)      (0.57)      (0.57)     (0.53)
  investment income)
                         ----------------------------------------------------------
  Distributions (from       (0.08)         --          --          --      (0.16)
  capital gains)
                         ----------------------------------------------------------
  Total distributions       (0.66)      (0.58)      (0.57)      (0.57)     (0.69)
                         ----------------------------------------------------------
  Net asset value,       $  10.37    $  10.85    $  10.80    $  11.26   $  11.23
  end of period
                         ----------------------------------------------------------
  Total return               0.74%/b/   10.44%/b/    5.02%/b/    9.75%      6.08%
  Ratios/Supplemental Data
  Net assets, end of     $117,847    $134,933    $144,532    $177,393   $216,010
  period (in thousands)
                         ----------------------------------------------------------
  Ratio of expenses to       0.60%/b/    0.65%/b/    0.65%/b/    0.61%      0.59%
  average net assets
                         ----------------------------------------------------------
  Ratio of net income        5.71%/b/    5.42%/b/    5.35%/b/    5.16%      4.77%
  to average net assets
                         ----------------------------------------------------------
  Portfolio turnover        134.3%      116.0%       96.9%       55.0%      55.4%
  rate
 ----------------------------------------------------------------------------------



 /a/       Fiscal year ended February 29.

 /b/
   Excludes expenses in excess of a 0.65% voluntary expense limitation in effect March 1, 1995, through February 28, 1997; a 0.60% voluntary expense limitation in effect November 7, 1990, through February 28, 1995.

 INVESTING WITH T. ROWE PRICE
                                        4
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
Tax Identification Number
We must have your correct Social Security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.

 Institutional Accounts
Transaction procedures in the following sections may not apply to institutional accounts. For institutional account procedures, please call your designated account manager or service representative.



 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
$2,500 minimum initial investment; $1,000 for retirement plans or gifts or transfers to minors (UGMA/UTMA) accounts

Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

By Mail
Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address in the next paragraph. We do not accept third-party checks to open new accounts.

Mail via United States Postal Service
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21297-1300

T. ROWE PRICE
Mail via private carriers/overnight services
T. Rowe Price Account Services 10090 Red Run Blvd. Owings Mills, MD 21117-4842

By Wire
Call Investor Services for an account number and give the following wire information to your bank:

Receiving Bank:  PNC Bank, N.A. (Pittsburgh) Receiving Bank ABA#:  043000096
Beneficiary: T. Rowe Price [fund name] Beneficiary Account: 1004397951 Originator to Beneficiary Information (OBI): name of owner(s) and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed below.

Note: No services will be established and IRS penalty withholding may occur until a signed New Account Form is received.

By Exchange
Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Information About Your Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. For limitations on exchanging, see explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person
Drop off your New Account Form at any location listed on the cover and obtain a receipt.



 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
$100 minimum purchase; $50 minimum for retirement plans, Automatic Asset Builder, and gifts or transfers to minors (UGMA/UTMA) accounts.

By ACH Transfer
Use Tele*Access or your personal computer or call Investor Services if you have established electronic transfers using the ACH network.

INVESTING WITH T. ROWE PRICE
By Wire
Call Shareholder Services or use the wire address listed in Opening a New
Account.

By Mail
1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

3. Remember to provide your account number and the fund name on the memo line of your check.

Mail via United States Postal Service
T. Rowe Price Funds Account Services P.O. Box 17300 Baltimore, MD 21297-1300

/(For //mail via private carriers and overnight services//, see previous / /section.)/

By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.



 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
Exchange Service
You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.)

Redemptions
Redemption proceeds can be mailed to your account address, sent by ACH transfer to your bank, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers - By Wire under Information About Your Services.

Some of the T. Rowe Price funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months or one year, as specified in the prospectus. The fee is paid to the fund.

T. ROWE PRICE
By Phone
Call Shareholder Services
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer, Tele*Access (if you have previously authorized telephone services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements - Excessive Trading.

By Mail
For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to indicate any fund you are exchanging out of and the fund or funds you are exchanging into. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees). Please use the appropriate address below:

Mail via United States Postal Service
T. Rowe Price Account Services P.O. Box 17302 Baltimore, MD 21297-1302

Mailgram, Express, Registered, or Certified Mail
T. Rowe Price Account Services 10090 Red Run Boulevard Owings Mills, MD 21117



 RIGHTS RESERVED BY THE FUNDS
 ----------------------------------------------------------
Each fund and its agents reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone or mailgram;
(3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order (including, but not limited to, orders deemed to result in excessive trading, market timing, fraud, or 5% ownership) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; (5) to freeze any account and suspend account services when notice has been received of a dispute

INVESTING WITH T. ROWE PRICE
between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (6) to otherwise modify the conditions of purchase and any services at any time; or (7) to act on instructions believed to be genuine. These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund.

In an effort to protect each fund from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of the fund, except upon approval of the fund's management.



 INFORMATION ABOUT YOUR SERVICES
 ----------------------------------------------------------
Shareholder Services 1-800-225-5132 Investor Services 1-800-638-5660
Many services are available to you as a T. Rowe Price shareholder; some you receive automatically, and others you must authorize or request on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section discusses some of the services currently offered. Our Services Guide, which we mail to all new shareholders, contains detailed descriptions of these and other services.

Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

Retirement Plans
We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k), and 403(b)(7). For information on IRAs, call Investor Services. For information on all other retirement plans, including our no-load variable annuity, please call our Trust Company at 1-800-492-7670.

T. ROWE PRICE
Automated Services Tele*Access 1-800-638-2587 24 hours, 7 days
Tele*Access
24-hour service via toll-free number enables you to (1) access information on fund yields, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers in this section).

Web Address www.troweprice.com
After obtaining proper authorization, account transactions may also be conducted through our Web site on the Internet. If you subscribe to America Online/(R)/, you can access our Web site via keyword "T. Rowe Price" and conduct transactions in your account.

Plan Account Line 1-800-401-3279
Plan Account Line
This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the back cover.

Electronic Transfers
By ACH
With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

Checkwriting
(Not available for equity funds, or the High Yield or Emerging Markets Bond Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

INVESTING WITH T. ROWE PRICE
Automatic Investing
($50 minimum) You can invest automatically in several different ways, including:

Automatic Asset Builder
You instruct us to move $50 or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.



 T. ROWE PRICE BROKERAGE
 ----------------------------------------------------------
To open an account 1-800-638-5660 For existing brokerage investors
1-800-225-7720
This service gives you the opportunity to consolidate all of your investments with one company. Investments available through our brokerage service include stocks, options, bonds, and others at commission savings over full-service brokers. We also provide a wide range of services, including:

Automated telephone and computer services
You can enter stock and option orders, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Internet-Trader. Any trades executed through Tele-Trader save you an additional 10% on commissions. You will save 20% on commissions for stock trades and 10% on option trades when you use Internet-Trader. All trades are subject to a $35 minimum commission except stock trades placed through Internet-Trader, which are subject to a $29.95 minimum commission.

Investor information
A variety of informative reports, such as our Brokerage Insights series and S&P Market Month newsletter, as well as access to on-line research tools can help you better evaluate economic trends and investment opportunities.

T. ROWE PRICE
Dividend Reinvestment Service
Virtually all stocks held in customer accounts are eligible for this free service.

/T. Rowe Price// Brokerage is a division of T. Rowe Price Investment / /Services, Inc., Member NASD/SIPC./



 INVESTMENT INFORMATION
 ----------------------------------------------------------
To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements. Most of this information is also available on our Web site at www.troweprice.com.

Shareholder Reports
Fund managers' reviews of their strategies and performance. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at 100 East Pratt Street, Baltimore, Maryland 21202.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies.

Performance Update
A quarterly review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides
Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A T. Rowe Price Guide to International Investing, Managing Your Retirement Distribution, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, and Tax Considerations for Investors.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and informative reports.
 For Mutual Fund or T. Rowe Price Brokerage Information
 Investor Services
 1-800-638-5660

For Existing Accounts
 Shareholder Services
 1-800-225-5132

For Yields, Prices, Account Information, or to Conduct Transactions
 Tele*Access/(R)/
 24 hours, 7 days 1-800-638-2587

Internet Address
 www.troweprice.com



Headquarters
 100 East Pratt St. Baltimore, MD 21202
Walk-in
Investor Centers
 101 East Lombard St. Baltimore, MD 21202

 T. Rowe Price Financial Center 10090 Red Run Blvd. Owings Mills, MD 21117

 Farragut Square 900 17th Street, N.W. Washington, D.C. 20006

 Warner Center, Plaza 5 21800 Oxnard Street Suite 270 Woodland Hills, CA 91367

 4200 West Cypress St. 10th Floor Tampa, FL 33607

 4410 Arrows West Drive Colorado Springs, CO 80907
A Statement of Additional Information about the fund has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about the fund's investments, including a review of market conditions and the manager's recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, call 1-800-638-5660.

Fund reports and Statements of Additional Information are also available from the Securities and Exchange Commission by calling 1-800-SEC-0330 or by writing the SEC's Public Reference Section, Washington, D.C. 20549-6009 (you will be charged a duplicating fee); by visiting the SEC's public reference room; or by consulting the SEC's Web site at www.sec.gov.
1940 Act File No. 811-4521
LOGO
C04-040 7/1/99

 PROSPECTUS
July 1, 1999
T. Rowe Price Virginia Tax-Free Funds

 Short- and long-term bond funds seeking income that is exempt from federal and Virginia state income taxes.
 The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
T. ROWE PRICE RAM LOGO

T. Rowe Price State Tax-Free Income Trust Virginia Short-Term Tax-Free Bond Fund Virginia Tax-Free Bond Fund
Prospectus

July 1, 1999

1             ABOUT THE FUNDS
              Objective, Strategy, Risks, and Expenses
              -----------------------------------------------
              Other Information About the Funds
              -----------------------------------------------
              Some Basics of Fixed Income Investing
              -----------------------------------------------

2             ABOUT YOUR ACCOUNT
              Pricing Shares and Receiving
              Sale Proceeds
              -----------------------------------------------
              Distributions and Taxes
              -----------------------------------------------
              Transaction Procedures and
              Special Requirements
              -----------------------------------------------

3             MORE ABOUT THE FUNDS
              Organization and Management
              -----------------------------------------------
              Understanding Performance Information
              -----------------------------------------------
              Investment Policies and Practices
              -----------------------------------------------
              Financial Highlights
              -----------------------------------------------

4             INVESTING WITH T. ROWE PRICE
              Account Requirements
              and Transaction Information
              -----------------------------------------------
              Opening a New Account
              -----------------------------------------------
              Purchasing Additional Shares
              -----------------------------------------------
              Exchanging and Redeeming
              -----------------------------------------------
              Rights Reserved by the Funds
              -----------------------------------------------
              Information About Your Services
              -----------------------------------------------
              T. Rowe Price Brokerage
              -----------------------------------------------
              Investment Information
              -----------------------------------------------


 Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc., and its affiliates managed $147.8 billion, including over $7.1 billion in municipal bond assets, for more than seven million individual and institutional investor accounts as of March 31, 1999.
 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

 ABOUT THE FUNDS
                                        1
 OBJECTIVE, STRATEGY, RISKS, AND EXPENSES
 ----------------------------------------------------------
   To help you decide whether these funds are appropriate for you, this section reviews their major characteristics.


 What is each fund's objective?

   The Virginia Short-Term Tax-Free Bond Fund seeks to provide the highest level of income exempt from federal and Virginia state income taxes consistent with modest fluctuation in principal value.

   The Virginia Tax-Free Bond Fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and Virginia state income taxes by investing primarily in investment-grade Virginia municipal bonds.


 What is each fund's principal investment strategy?

   The Virginia Short-Term Tax-Free Bond Fund will invest at least 65% of its total assets in investment-grade Virginia municipal bonds. The portfolio's weighted average maturity will not exceed three years, but there is no maturity limit on individual securities.

   The Virginia Tax-Free Bond Fund will invest at least 65% of its total assets in investment-grade Virginia municipal bonds. Its weighted average maturity is expected to exceed 15 years.

   Each fund will generally purchase investment-grade securities, which means their ratings are within the four highest credit categories (AAA, AA, A, BBB) as determined by a national rating organization or, if unrated, by T. Rowe Price. The funds may occasionally purchase below-investment-grade securities (including those with the lowest or no rating) but no such purchase will be made if it would cause either fund's noninvestment-grade bonds to exceed 5% of its net assets.

   Investment decisions for each fund reflect the manager's outlook for interest rates and the economy as well as the prices and yields of various securities. For example, if we expect rates to fall, we may buy longer-term securities within each fund's respective range to provide higher yield and appreciation potential. And if our economic outlook is positive, we may take advantage of the funds' 5% "baskets" for noninvestment-grade bonds. The funds may sell holdings for a variety of reasons, such as to adjust a portfolio's average maturity or quality or to shift assets into higher-yielding securities.

T. ROWE PRICE
   Each fund sometimes invests in obligations of the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) that are exempt from federal and Virginia state income taxes. The funds will generally purchase these securities when they offer a comparably attractive combination of risk and return.

   Due to seasonal variations or shortages in the supply of suitable short-term Virginia securities, each fund may invest in municipals whose interest is exempt from federal but not Virginia state income taxes. Every effort will be made to minimize such investments, but they could compose up to 10% of each fund's annual income.

  . Income from Virginia municipal securities is exempt from federal and Virginia state income taxes.


 What are the main risks of investing in the funds?

   Any of the following could cause a decline in your fund's price or income.

  . Interest rate This risk refers to the decline in bond prices that accompanies a rise in the overall level of interest rates. (Bond prices and interest rates move in opposite directions.) Generally, the longer the maturity of a fund or security, the greater its interest rate risk.

  . Credit risk This is the chance that any of a fund's holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund's income level and share price.

   As of June 1, 1999, the state of Virginia was rated Aaa by Moody's and AAA by Standard & Poor's.

   Each fund may invest a significant portion of assets in securities that are not general obligations of the state. These may be issued by local governments or public authorities and are rated according to their particular creditworthiness, which may vary significantly from the state's general obligations.

   While generally considered to be of medium quality, securities in the BBB category may be more susceptible to adverse economic or investing conditions, and some BBB securities have speculative characteristics. Each fund may retain a security whose credit quality is downgraded after purchase.

  . Significant political and economic developments within a state may have direct and indirect repercussions on virtually all municipal bonds issued in the state.

  . Geographical risk A fund investing within a single state is, by definition, less diversified geographically than one investing across many states and therefore has greater exposure to adverse economic and political changes within that state.

ABOUT THE FUNDS
  . Political risk The chance that a significant restructuring of federal income tax rates, or even serious discussion on the topic in Congress, could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Broadly lower income tax rates could reduce the advantage of owning municipals.

  . Other risks Each fund may invest in certain sectors with special risks, such as health care, which could be affected by federal or state legislation, electric utilities subject to governmental regulation, and private activity bonds without governmental backing.

   Each fund's investments in the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) require careful assessment of certain risk factors, including reliance on substantial federal assistance and favorable tax programs that have recently become subject to phaseout by Congress.

  . Derivatives risk To the extent the fund uses these instruments, it may be exposed to additional volatility and potential losses.

  . Year 2000 risk Organizations, governmental entities, and markets in which the funds invest will be affected by the Year 2000 problem. While at this time the funds cannot predict the degree of impact, it is possible that fund returns could be adversely affected as a result.

   As with any mutual fund, there can be no guarantee the funds will achieve their objectives.

  . The share price and income level of the funds will fluctuate with changing market conditions and interest rate levels. When you sell your shares, you may lose money.


 How can I tell which fund is most appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. The funds can be used to generate income or to diversify a stock portfolio. The higher your tax bracket, the more likely tax-exempt securities are appropriate. If you will need your principal in a relatively short time, or want to minimize share price volatility, the Short-Term Tax-Free Bond Fund may be a good choice. However, if you are investing for higher tax-free income and can tolerate more share price volatility, you should consider the longer-term bond fund. If you are investing for principal stability and liquidity, you should consider a money market fund.

   Both funds are inappropriate for tax-deferred accounts, such as IRAs.

  . The fund or funds you select should not represent your complete investment program or be used for short-term trading purposes.

T. ROWE PRICE
 How has each fund performed in the past?

   The bar charts and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next. Each fund's past performance is no guarantee of its future returns.

   The funds can also experience short-term performance swings, as shown by the best and worst calendar quarter returns accompanying the following charts. The returns are only for the years depicted in the charts.

 INPUT BAR CHARTS HERE
                                                                                 Calendar Year Total Returns
                           Fund                             1989   1990   1991   1992   1993    1994    1995    1996   1997   1998
 -----------------------------------------------------------------------------------------------------------------------------------
  Short-Term Tax-Free Bond                                   --     --     --     --      --      --    7.56%  3.53%  4.30%  4.76%
  Tax-Free Bond                                              --     --     --   9.22%  12.54%  -5.08%  16.84   4.11   9.00   6.19
 -----------------------------------------------------------------------------------------------------------------------------------


 Short-Term Tax-Free Bond Fund Quarter ended Total return

 Best quarter   3/31/1995 2.51%

 Worst quarter  3/31/1997 0.35%



 Tax-Free Bond Fund       Quarter ended Total return

 Best quarter   3/31/1995 6.31%

 Worst quarter  3/31/1994 -5.47%

 Table 1  Average Annual Total Returns
                                      Periods ended December 31, 1998
                                      1 year  5 years  Since inception  Inception date
                                      -------------------------------------------------------

  Virginia Short-Term Tax-Free Bond
  Fund                                4.51%    --           4.96%          11/30/94
  Lipper Short Municipal Debt Funds   4.24     4.27%        4.93
  Average
                                      --------------------------------------------------
  Virginia Tax-Free Bond Fund         6.02     6.40         7.66           4/30/91
  Lipper Virginia Municipal Debt      5.01     5.68         7.14
  Funds Average
 --------------------------------------------------------------------------------------------


 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.


 What fees or expenses will I pay?

   The funds are 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.

ABOUT THE FUNDS

 Table 2  Fees and Expenses of the Funds
                                                            Annual fund operating expenses
                                                    (expenses that are deducted from fund assets)
                                        Management   Other    Total annual fund   Fee waiver/expense    Net
  Fund                                     fee      expenses  operating expenses    reimbursement     expenses
 ---------------------------------------------------------------------------------                    ---------------
  Short-Term Tax-Free Bond/a/             0.42%      0.59%          1.01%               0.41%          0.60%
                                        ------------------------------------------------------------------------
  Tax-Free Bond                           0.42       0.15           0.57                  --             --
 --------------------------------------------------------------------------------------------------------------------



 /a/The Short-Term Tax-Free Bond Fund previously operated under a 0.65% limitation that expired February 28, 1998. Effective March 1, 1998, T. Rowe Price agreed to extend the expense limitation of 0.65% through June 30, 1998. Effective July 1, 1998, T. Rowe Price agreed to lower the expense limitation to 0.60% through the period ending February 29, 2000. Fees waived or expenses paid or assumed under these agreements are subject to reimbursement to T. Rowe Price whenever the fund's expense ratio is below 0.65% (for the first agreement), or 0.60% (for the second agreement); however, no reimbursement will be made after February 29, 2000 (for the first agreement), or February 28, 2002 (for the second agreement), or if it would result in the expense ratio exceeding 0.65% (for the first agreement), or 0.60% (for the second agreement). Any amounts reimbursed have the effect of increasing fees otherwise paid by the fund.



   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with that of other funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed, you invest $10,000, you earn a 5% annual return, and you hold the investment for the following periods:

     Fund                      1 year   3 years   5 years   10 years
    -----------------------------------------------------------------------

     Short-Term Tax-Free Bond    $61      $281      $518     $1,199
                               ---------------------------------------
     Tax-Free Bond                58       183       318        714
    -----------------------------------------------------------------------




 OTHER INFORMATION ABOUT THE FUNDS
 ----------------------------------------------------------

 What are the funds' potential rewards?

   The regular income dividends you receive from the funds should be exempt from federal income taxes. They are also expected to be exempt from Virginia state taxes for shareholders who live in Virginia.

   The Virginia Short-Term Tax-Free Bond Fund is expected to provide a higher level of after-tax income than a money market fund and less share price volatility than the Virginia Tax-Free Bond Fund.

T. ROWE PRICE
   The Virginia Tax-Free Bond Fund is expected to provide higher income and also have greater share price fluctuation than the Virginia Short-Term Tax-Free Bond Fund.


 How does the portfolio manager try to reduce risk?

   Consistent with each fund's objective, the portfolio manager uses various tools to try to reduce risk and increase total return, including:

  . Diversification of assets to reduce the impact of a single holding on a fund's net asset value.

  . Thorough credit research by our own analysts.

  . Adjustment of fund duration to try to reduce the drop in price when interest rates rise or to benefit from the rise in price when rates fall. Duration is a measure of a fund's price sensitivity to interest rate changes.


 What is the credit quality of Virginia general obligations and other fund holdings?

   The major rating agencies (Moody's, Standard & Poor's, and Fitch) assigned a _____ rating to Virginia general obligations (bonds backed by the state's full taxing and revenue raising resources) as of June 1, 1999, and have never rated the state below that level. For more than a century, the state has paid the principal and interest on its general obligation bonds when due and has not issued short-term tax anticipation notes or other similar short-term debt for its own needs. The Virginia constitution limits the issuance of general obligation bonds to 1.15 times average tax revenues for the past three fiscal years. Additional restrictions are imposed for bonds issued for certain other purposes. The state has substantial capacity to issue additional debt within these legal debt limits.


 What about the quality of the funds' other holdings?

   In addition to the state's general obligations, each fund will invest a significant portion of assets in bonds that are rated according to the issuer's individual creditworthiness, such as bonds of local governments and public authorities. While local governments in Virginia depend principally on their own revenue sources, they could experience budget shortfalls due to cutbacks in state aid.

   Certain fund holdings do not rely on any government for money to service their debt. Bonds issued by governmental authorities may depend wholly on revenues generated by the project they financed or on other dedicated revenue streams. The credit quality of these "revenue" bonds may vary significantly from that of the state's general obligations.

   As of June 1, 1999, Puerto Rico's general obligations were rated ___ by Moody's and ___ by Standard & Poor's.

ABOUT THE FUNDS
 Some characteristics of municipal securities


 Who issues municipal securities?

   State and local governments and governmental authorities sell notes and bonds (usually called "municipals") to pay for public projects and services.


 Who buys municipal securities?

   Individuals are the primary investors, and a principal way they invest is through mutual funds. Prices of municipals may be affected by major changes in cash flows of money into or out of municipal funds. For example, substantial and sustained redemptions from municipal bond funds could result in lower prices for these securities.


 What is tax-free about municipal bonds and bond funds?

   The regular income dividends you receive from the fund should be exempt from regular federal income taxes. These dividends may also be exempt from your state's income tax (if any). However, capital gains distributed by the funds are taxable to you. (See Useful Information on Distributions and Taxes for details.)

  . Municipal securities are also called "tax-exempts" because the interest income they provide is usually exempt from federal income taxes.


 Is interest income from municipal issues always exempt from federal taxes?

   No. Since 1986 income from so-called "private activity" municipals has been subject to the federal alternative minimum tax (AMT). For instance, some bonds financing airports, stadiums, and student loan programs fall into this category. These bonds carry higher yields than regular municipals. Shareholders subject to the AMT must include income derived from private activity bonds in their AMT calculation. Relatively few taxpayers are required to pay the tax. Normally, each fund will not purchase any security if, as a result, more than 20% of the fund's income would be subject to the AMT. The portion of income subject to the AMT will be reported annually to shareholders. (Please see Distributions and Taxes - Taxes on Fund Distributions.)

   Additionally, under highly unusual circumstances, the IRS may determine that a bond issued as tax-exempt should in fact be taxable. If a fund were to hold such a bond, the fund could have to distribute taxable income or reclassify as taxable income that previously distributed as tax-free.


 Why are yields on municipals usually below those on otherwise comparable taxable securities?

   Since the income provided by most municipals is exempt from federal taxation, investors are willing to accept lower yields on a municipal bond than on an otherwise similar (in quality and maturity) taxable bond.

T. ROWE PRICE
 How can I tell if a tax-free or taxable fund is suitable for me?

   The primary factor is your expected federal income tax rate. The higher your tax bracket, the more likely tax-exempts will be appropriate. If a municipal fund's tax-exempt yield is higher than the after-tax yield on a taxable bond or money fund, then your income will be higher in the municipal fund. To find what a taxable fund would have to yield to equal the yield on a municipal fund, divide the municipal fund's yield by one minus your tax rate. For quick reference, the next table shows a range of taxable-equivalent yields.

 Table 3  Taxable-Equivalent Yields
  If your                                                                       A tax-free yield of
  federal tax                                                          2%     3%     4%     5%     6%      7%
  rate is:                                                                  Equals a taxable yield of:
  28%                                                                 2.8%   4.2%   5.6%   6.9%   8.3%     9.7%
  31%                                                                 2.9    4.3    5.8    7.2    8.7     10.1
  36%                                                                 3.1    4.7    6.2    7.8    9.4     10.9
  39.6%                                                               3.3    5.0    6.6    8.3    9.9     11.6
 ---------------------------------------------------------------------------------------------------------------



 What are the major differences between money market and bond funds?

  . Price Bond funds have fluctuating share prices. Money market funds are managed to maintain a stable share price.

  . Maturity Short- and intermediate-term bond funds have longer average maturities (from one to 10 years) than money market funds (90 days or less). Longer-term bond funds have the longest average maturities (10 years or more).

  . Income Short- and intermediate-term bond funds typically offer more income than money market funds and less income than longer-term bond funds.



 SOME BASICS OF FIXED INCOME INVESTING
 ----------------------------------------------------------

 Is a fund's yield fixed or will it vary?

   It will vary. The yield is calculated every day by dividing a fund's net income per share, expressed at annual rates, by the share price. Since both income and share price will fluctuate, a fund's yield will also vary. (Although money fund prices are stable, income is variable.)


 Is yield the same as total return?

   Not for bond funds. The total return reported for a fund is the result of reinvested distributions (income and capital gains) and the change in share price for a given time period. Income is always a positive contributor to total return and

ABOUT THE FUNDS
   can enhance a rise in share price or serve as an offset to a drop in share price. Since money funds are managed to maintain a stable share price, their yield and total return should be the same.


 What is credit quality and how does it affect yield?

   Credit quality refers to a bond issuer's expected ability to make all required interest and principal payments on time. Because highly rated issuers represent less risk, they can borrow at lower interest rates than less creditworthy issuers. Therefore, a fund investing in high-quality securities should have a lower yield than an otherwise comparable fund investing in lower-quality securities.


 What is meant by a bond fund's maturity?

   Every bond has a stated maturity date when the issuer must repay the bond's entire principal value to the investor. However, many bonds are "callable," meaning their principal can be repaid earlier, on or after specified call dates. Bonds are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In that environment, a bond's "effective maturity" is usually its nearest call date.

   A bond mutual fund has no real maturity, but it does have a weighted average maturity and an average effective maturity. This number is an average of the stated or effective maturities of the underlying bonds, with each bond's maturity "weighted" by the percentage of fund assets it represents. Some funds target effective maturities rather than stated maturities when computing the average. This provides additional flexibility in portfolio management but, all else being equal, could result in higher volatility than a fund targeting a stated maturity or maturity range.


 What is meant by a bond fund's duration?

   Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It measures this sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the bond's life. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years - the duration. Effective duration takes into account call features and sinking fund payments that may shorten a bond's life.

   Since duration can also be computed for bond funds, you can estimate the effect of interest rates on share price by multiplying fund duration by an expected change in interest rates. For example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if rates rose by one percentage point. (T. Rowe Price bond fund shareholder reports show duration.)

T. ROWE PRICE
 How is a municipal's price affected by changes in interest rates?

   When interest rates rise, a bond's price usually falls, and vice versa. In general, the longer a bond's maturity, the greater the price increase or decrease in response to a given change in rates, as shown in Table 4.

 Table 4  How Interest Rates May Affect Bond Prices
                                  Price per $1,000 of a Municipal Bond if Interest Rates:
                                     Rates                         Rates
  Bond maturity          Coupon     Increase                      Decrease
                                    --------          2%          --------           2%
                                       1%                            1%
  1 year          2000   3.00%        $990           $981          $1,010          $1,020
  3 years         2002   3.55          972            945           1,029           1,058
  5 years         2004   3.75          956            914           1,046           1,095
  10 years        2009   4.10          922            852           1,085           1,180
  20 years        2019   4.87          883            784           1,138           1,303
  30 years        2029   4.94          861            749           1,175           1,397
 --------------------------------------------------------------------------------------------


 The table reflects yields on AAA-rated municipals as of May 31, 1999. This is an illustration and does not represent expected yields or share price changes of any T. Rowe Price fund.


 Do money market securities react to changes in interest rates?

   Yes. As interest rates change, the prices of money market securities fluctuate, but changes are usually small because of their very short maturities. Investments are typically held until maturity in a money fund to help the fund maintain a $1.00 share price.

 ABOUT YOUR ACCOUNT
                                        2
 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price fund.


 How and when shares are priced

   Bond funds
   The share price (also called "net asset value" or NAV per share) for each fund is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day the New York Stock Exchange is open for business. To calculate the NAV, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Current market values are used to price fund shares.

  . The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional accounts.


 How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

   Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.


 How you can receive the proceeds from a sale

  . When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. Proceeds sent by ACH transfer should be credited the second day after the sale. ACH is an automated method of initiating payments from, and receiving payments in, your

T. ROWE PRICE
   financial institution account. The ACH system is supported by over 20,000 banks, savings banks, and credit unions. Proceeds sent by bank wire should be credited to your account the next business day.

  . Exception: Under certain circumstances and when deemed to be in each fund's best interests, your proceeds may not be sent for up to seven calendar days after we receive your redemption request.

  . If for some reason we cannot accept your request to sell shares, we will contact you.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------
  . All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the business day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   Income dividends
  . Bond funds declare income dividends daily at 4 p.m. ET to shareholders of record at that time provided payment has been received on the previous business day.

  . Dividends are paid on the first business day of each month.

  . Fund shares will earn dividends through the date of redemption; also, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

ABOUT YOUR ACCOUNT
   Capital gains
  . A capital gain or loss is the difference between the purchase and sale price of a security.

  . If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month.


 Tax Information

  . You will be sent timely information for your tax filing needs.

   Although the regular monthly income dividends you receive from each fund are expected to be exempt from federal and state and local (if any) income taxes, you need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.

  . The fund makes a distribution to your account.

   Note: You must report your total tax-exempt income on IRS Form 1040. The IRS uses this information to help determine the tax status of any Social Security payments you may have received during the year. For shareholders who receive Social Security benefits, the receipt of tax-exempt interest may increase the portion of benefits that are subject to tax.

   If a fund invests in certain "private activity" bonds, shareholders who are subject to the alternative minimum tax (AMT) must include income generated by these bonds in their AMT computation. The portion of your fund's income that should be included in your AMT calculation, if any, will be reported to you in January.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes. If you realize a loss on the sale or exchange of fund shares held six months or less, your capital loss is reduced by the tax-exempt dividends received on those shares.

   In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For most new accounts or those opened by exchange in 1984 or later, we will provide the gain or loss on the shares you sold during the year, based on the "average cost," single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

T. ROWE PRICE
   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions
   In January, you will be sent Form 1099-DIV indicating the tax status of any capital gain distributions made to you. This information will also be reported to the IRS. A fund's capital gain distributions are generally taxable to you for the year in which they were paid. Dividends are expected to be tax-exempt.

   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income and long-term gains on securities held more than 12 months are taxed at a maximum rate of 20%. If you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term loss will be reclassified to a long-term loss to the extent of any long-term capital gain distribution received during the period you held the shares.

   A portion of the capital gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses. Therefore, to the extent each fund invests in these securities, the likelihood of a taxable gain distribution will be increased.

  . Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain distribution
   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions.

ABOUT YOUR ACCOUNT
 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------
  . Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment
   If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by each fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price fund as reimbursement. Each fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks. The fund does not accept purchases made by credit card check.


 Sale (Redemption) Conditions

   Holds on immediate redemptions: 10-day hold
   If you sell shares that you just purchased and paid for by check or ACH transfer, the funds will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. If, during the clearing period, we receive a check drawn against your bond or money market account, it will be returned marked "uncollected." (The 10-day hold does not apply to the following: purchases paid for by bank wire; cashier's, certified, or treasurer's checks; or automatic purchases through your paycheck.)

   Telephone, Tele*Access/(R)/, and personal computer transactions
   Exchange and redemption services through telephone and Tele*Access are established automatically when you sign the New Account Form unless you check the boxes that state you do not want these services. Personal computer transactions must be authorized separately. T. Rowe Price funds and their agents use reasonable procedures (including shareholder identity verification) to confirm that instructions given by telephone or computer are genuine; they are not liable for acting on these instructions. If these procedures are not followed, it is the opinion of certain regulatory agencies that the funds and their agents may be liable for any losses that may result from acting on the instructions. A confirmation is sent promptly after a transaction. All telephone conversations are recorded.

T. ROWE PRICE
   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading

  . T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the fund and raise its expenses. To deter such activity, the fund has adopted an excessive trading policy. If you violate our excessive trading policy, you may be barred indefinitely and without further notice from further purchases of T. Rowe Price funds.

  . Trades placed directly with T. Rowe Price  If you trade directly with T.
   Rowe Price, you can make one purchase and sale involving the same fund within any 120-day period. For example, if you are in fund A, you can move substantial assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C. If you exceed this limit, you are in violation of our excessive trading policy.

   Two types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a nonmoney fund are not exempt); and 2) systematic purchases or redemptions (see Information About Your Services).

  . Trades placed through intermediaries If you purchase fund shares through an intermediary including a broker, bank, investment adviser, or other third party and hold them for less than 60 calendar days, you are in violation of our excessive trading policy.


 Keeping Your Account Open

   Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.


 Small Account Fee

   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the funds' transfer agent, will automatically be deducted from nonretirement accounts with balances

ABOUT YOUR ACCOUNT
   falling below a minimum level. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/ UTMA accounts, for which the limit is $500. The fee will be waived for any investor whose T. Rowe Price mutual fund investments total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee will not apply to IRAs and other retirement plan accounts. (A separate custodial fee may apply to IRAs and other retirement plan accounts.)


 Signature Guarantees

  . A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  . Remitting redemption proceeds to any person, address, or bank account not on record.

  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  . Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUNDS
                                        3
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How are the funds organized?

   The T. Rowe Price State Tax-Free Income Trust (the "Trust") was organized in 1986 as a Massachusetts business trust and is a "nondiversified, open-end investment company," or mutual fund. The Virginia Tax-Free Bond Fund was organized in 1991, and the Virginia Short-Term Tax-Free Bond Fund was organized in 1994. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.

  . Shareholders benefit from T. Rowe Price's 62 years of investment management experience.


 What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

  . Receive a proportional interest in a fund's income and capital gain distributions.

  . Cast one vote per share on certain fund matters, including the election of fund trustees, changes in fundamental policies, or approval of changes in the fund's management contract.


 Do T. Rowe Price funds have annual shareholder meetings?

   The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not intend to do so except when certain matters, such as a change in a fund's fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone, or on the Internet.

ABOUT YOUR ACCOUNT
 Who runs the funds?

   General Oversight
   The Trust is governed by a Board of Trustees that elects the Trust's officers and meets regularly to review the funds' investments, performance, expenses, and other business affairs. The policy of the Trust is that a majority of Board members are independent of T. Rowe Price.

  . All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price - specifically by each fund's portfolio managers.

   Portfolio Management
   Each fund has an Investment Advisory Committee whose chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing each fund's investment program. The Investment Advisory Committees comprise the following members:

  . Short-Term Tax-Free Bond Fund Charles B. Hill, Chairman, Linda A. Brisson,
   Patricia S. Deford, Hugh D. McGuirk, Mary J. Miller, Julie A. Salsbery, and Arthur S. Varnado. Mr. Hill has been chairman of the fund's committee since its inception in 1994. He joined T. Rowe Price in 1991 and has been managing investments since 1986.

  . Tax-Free Bond Fund Hugh D. McGuirk, Chairman, Linda A. Brisson, Patricia S.
   Deford, Konstantine B. Mallas, Mary J. Miller, and Arthur S. Varnado. Mr. McGuirk was appointed the fund's chairman in March 1997 and has been a member of the fund's committee since 1994. He joined T. Rowe Price in 1993 as a trader and has been managing investments since 1997.

   The Management Fee
   This fee has two parts - an "individual fund fee," which reflects a fund's particular characteristics, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, and any institutional, index, or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

   Group Fee Schedule

                                                                        0.334%            First $50 billion/a/
                                                                       -----------------------------------------
                                                                        0.305%            Next $30 billion
                                                                       -----------------------------------------
                                                                        0.300%            Next $40 billion
                                                                       -----------------------------------------
                                                                        0.295%            Thereafter
    -----------------------------------------------------------------------------------------------------------------


   /a/     Represents a blended group fee rate containing various break points.

T. ROWE PRICE
   Each fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the T. Rowe Price funds described previously. Based on combined T. Rowe Price funds' assets of over $89 billion at March 31, 1999, the group fee was 0.32%. The individual fund fee is 0.10%.



 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us; in our newsletter, The Price Report; in T. Rowe Price advertisements; and in the media.


 Total Return

   This tells you how much an investment in a fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

   Advertisements for a fund may include cumulative or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.


 Cumulative Total Return

   This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, a fund could have a 10-year positive cumulative return despite experiencing three negative years during that time.


 Average Annual Total Return

   This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, provided you held it for the entire period.


 Yield

   The current or "dividend" yield on a fund or any investment tells you the relationship between the investment's current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized, and divided by the price at the end of

MORE ABOUT THE FUNDS
   the given period. For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period.

   For bond funds, the advertised or Securities and Exchange Commission (SEC) yield is found by determining the net income per share (as defined by the SEC) earned by a fund during a 30-day base period and dividing this amount by the per share price on the last day of the base period. The SEC yield may differ from the dividend yield.



 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------
   This section takes a detailed look at some of the types of securities each fund may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. Each fund's investment program is subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change each fund's objective and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies" that can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. Each fund adheres to applicable investment restrictions and policies at the time it makes an investment. A later change in circumstances does not cause a violation of the restriction and will not require the sale of an investment if it was proper at the time it was made.

   The funds' holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in the prospectus. For instance, these funds are not permitted to invest more than 10% of total assets in residual interest bonds. While these restrictions provide a useful level of detail about a fund's investment program, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in residual interest bonds could have significantly more of an impact on a fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all the funds' other investments.

   Changes in the funds' holdings, the funds' performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

  . Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help each fund achieve its objective.

T. ROWE PRICE
 Types of Portfolio Securities

   In seeking to meet its investment objective, each fund may invest in any type of municipal security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe the principal types of portfolio securities and investment management practices of the funds.

   Fundamental policy Each fund is registered as a nondiversified mutual fund. This means that the fund may invest a greater portion of its assets in a single issuer than a diversified fund, which may subject the fund to greater risk of price declines. However, because each fund intends to qualify as a "regulated investment company" under the Internal Revenue Code, it must invest so that, at the end of each quarter, with respect to 50% of its total assets, no more than 5% of its assets is invested in the securities of a single issuer, and with respect to the remaining 50%, no more than 25% of its assets is invested in a single issuer.

   Municipal Securities
   Each fund's assets are invested primarily in various tax-free municipal debt securities. The issuers have a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date or dates. An issuer may have the right to redeem or "call" a bond before maturity, and the funds may have to reinvest the proceeds at lower rates.

   There are two broad categories of municipal bonds. General obligation bonds are backed by the issuer's "full faith and credit," that is, its full taxing and revenue raising power. Revenue bonds usually rely exclusively on a specific revenue source, such as charges for water and sewer service, to generate money for debt service.

  . In purchasing municipals, the funds rely on the opinion of the issuer's bond counsel regarding the tax-exempt status of the investment.

   Private Activity Bonds and Taxable Securities
   While income from most municipals is exempt from federal income taxes, the income from certain types of so-called private activity bonds (a type of revenue bond) may be subject to the alternative minimum tax (AMT). However, only persons subject to the AMT pay this tax. Private activity bonds may be issued for purposes such as housing or airports or to benefit a private company. (Being subject to the AMT does not mean the investor necessarily pays this tax. For further information, please see Distributions and Taxes.)

   Fundamental policy Under normal market conditions, each fund will not purchase any security if, as a result, less than 80% of the fund's income would be exempt from federal and Virginia state income taxes. Up to 20% of fund income could be derived from securities subject to the alternative minimum tax.

MORE ABOUT THE FUNDS
   Operating policy During periods of abnormal market conditions, for temporary defensive purposes, each fund may invest without limit in high-quality, short-term securities whose income is subject to federal and Virginia state income taxes.

   In addition to general obligation and revenue bonds, each fund's investments may include, but are not limited to, the following types of securities:

   Municipal Lease Obligations
   A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government's unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, the funds would assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. The funds may also purchase unrated lease obligations.

   Municipal Warrants
   Municipal warrants are essentially call options on municipal bonds. In exchange for a premium, they give the purchaser the right, but not the obligation, to purchase a municipal bond in the future. The funds might purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity.

   Operating policy Each fund may invest up to 2% of its total assets in municipal warrants.

   Securities With "Puts" or Other Demand Features
   Some longer-term municipals give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request - usually one to seven days. This demand feature enhances a security's liquidity by dramatically shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the funds may be forced to hold the longer-term security, which could experience substantially more volatility.

   Securities With Credit Enhancements
  . Letters of credit Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal security should default.

  . T. Rowe Price periodically reviews the credit quality of the insurer.

T. ROWE PRICE
  . Municipal Bond Insurance This insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability.

   The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders, such as the funds. The number of municipal bond insurers is relatively small, and not all of them have the highest rating.

  . Standby Purchase Agreements A Standby Bond Purchase Agreement (SBPA) is a liquidity facility provided to pay the purchase price of bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

   Synthetic or Derivative Securities
   Derivatives and synthetics in which the funds may invest include:

  . Residual Interest Bonds (These are a type of potentially high-risk derivative.) The income stream provided by an underlying bond is divided to create two securities, one short term and one long term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term bonds can be very volatile and may be less liquid than other municipals of comparable maturity. The funds will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

   Operating policy Each fund may invest up to 10% of its total assets in residual interest bonds.

  . Participation Interests This term covers various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The funds will invest only in securities deemed tax-exempt

MORE ABOUT THE FUNDS
   by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter. There is no limit on the amount that the funds can invest in these securities.

  . Embedded Interest Rate Swaps and Caps In a fixed rate, long-term municipal bond with an interest rate swap attached to it, the bondholder usually receives the bond's fixed coupon payment as well as a variable rate payment that represents the difference between a fixed rate for the term of the swap (which is typically shorter than the bond it is attached to) and a variable rate, short-term municipal index. The bondholder receives excess income when short-term rates remain below the fixed interest rate swap rate. If short-term rates rise above the fixed income swap rate, the bondholder's income is reduced. At the end of the interest rate swap term, the bond reverts to a single fixed coupon payment.

   An embedded interest rate cap allows the bondholder to receive payments whenever short-term rates rise above a level established at the time of purchase. They normally are used to hedge against rising short-term interest rates.

   Both instruments may be volatile and of limited liquidity, and their use may adversely affect each fund's total return.

   Operating policy Each fund may invest up to 10% of its total assets in embedded interest rate swaps and caps.

   Private Placements
   Each fund may seek to enhance its yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability.

   Operating policy Each fund may invest up to 15% of its net assets in illiquid securities, including unmarketable private placements.


 Types of Investment Management Practices

   Reserve Position
   Each fund will hold a portion of its assets in short-term, tax-exempt money market securities maturing in one year or less. The reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments; can help in structuring each fund's weighted average maturity; and serves as a short-term defense during periods of unusual market volatility. Each fund's reserve position can consist of shares of one or more
   T. Rowe Price internal money market funds as well as short-term, investment-grade securities, including tax-exempt commercial paper, municipal notes, and short-term maturity bonds. Some of these securities may have adjustable, variable, or floating rates. For tem-

T. ROWE PRICE
   porary, defensive purposes, each fund may invest without limitation in money market reserves. The effect of taking such a position is that the fund may not achieve its investment objective.

   When-Issued Securities and Forwards
   New issues of municipals are often sold on a "when-issued" basis, that is, delivery and payment take place 15 - 45 days after the buyer has agreed to the purchase. Some bonds, called "forwards," have longer-than-standard settlement dates, typically six to 24 months. When buying these securities, each fund will maintain cash or high-grade marketable securities held by its custodian equal in value to its commitment for these securities. Each fund does not earn interest on when-issued and forward securities until settlement, and the value of the securities may fluctuate between purchase and settlement. Municipal "forwards" typically carry a substantial yield premium to compensate the buyer for their greater interest rate, credit, and liquidity risks.

   Interest Rate Futures
   Futures (a type of potentially high-risk derivative) are often used to manage risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Specifically, the funds may use futures (and options on futures) for any number of reasons, including: to hedge against a potentially unfavorable change in interest rates and to adjust their exposure to the municipal bond market; to protect portfolio value; in an effort to enhance income; as a cash management tool; and to adjust portfolio duration. The use of futures for hedging and non-hedging purposes may not always be successful. Their prices can be highly volatile, using them could lower a fund's total return, and the potential loss from their use could exceed a fund's initial exposure to such contracts.

   Operating policy Initial margin deposits on futures and premiums on options used for non-hedging purposes will not equal more than 5% of each fund's net asset value.

   Borrowing Money and Transferring Assets
   Each fund can borrow money from banks and other Price funds as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with each fund's investment objective and program. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.

   Operating policy Each fund may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of the fund's total assets. Each fund may not purchase additional securities when borrowings exceed 5% of total assets.

MORE ABOUT THE FUNDS
   Portfolio Turnover
   Each fund generally purchases securities with the intention of holding them for investment; however, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. Due to the nature of each fund's investment program, a fund's portfolio turnover rate may exceed 100%. A high turnover rate may increase transaction costs and result in additional taxable gains. The funds' portfolio turnover rates for the previous three fiscal years are shown in Table 5.

 Table 5  Portfolio Turnover Rates
  Fund                               1999        1998        1997
                                     ----        ----        ----
  Short-Term Tax-Free Bond          22.5%       75.0%       32.5%
                                  ------------------------------------
  Tax-Free Bond                     47.3        64.3        66.2
 --------------------------------------------------------------------------


   Sector Concentration
   It is possible that each fund could have a considerable amount of assets (25% or more) in securities that would tend to respond similarly to particular economic or political developments. An example would be securities of issuers related to a single industry, such as hospital bonds.

   Operating policy Each fund is limited to 25% of total assets in industrial development bonds of projects in the same industry (such as solid waste, nuclear utility, or airlines). Bonds which are refunded with escrowed U.S. government securities are not subject to the 25% limitation.

   Credit-Quality Considerations
   The credit quality of most bond issues is evaluated by rating agencies such as Moody's and Standard & Poor's on the basis of the issuer's ability to meet all required interest and principal payments. The highest ratings are assigned to issuers perceived to be the best credit risks. T. Rowe Price research analysts also evaluate all portfolio holdings of each fund, including those rated by outside agencies. Other things being equal, lower-rated bonds have higher yields due to greater risk. High-yield bonds, also called "junk" bonds, are those rated below BBB.

   Table 6 shows the rating scale used by the major rating agencies, and Table 7 provides an explanation of quality ratings. T. Rowe Price considers publicly available ratings but emphasizes its own credit analysis when selecting investments.

 Table 6  Ratings of Municipal Debt Securities
                   Moody's        Standard &
                   Investors      Poor's           Fitch
                   Service, Inc.  Corporation      IBCA, Inc.            Definition
  Long Term         Aaa            AAA              AAA                   Highest quality
                   ----------------------------------------------------------------------------------------------
                    Aa             AA               AA                    High quality
                   ----------------------------------------------------------------------------------------------
                    A              A                A                     Upper medium grade
                   ----------------------------------------------------------------------------------------------
                    Baa            BBB              BBB                   Medium grade
                   Moody's                         S&P                            Fitch IBCA
  Short Term        MIG1/ VMIG1    Best quality     SP1+   Very strong quality     F-1+   Exceptionally strong
                                                    SP1    Strong grade            F-1    quality
                                                                                          Very strong quality
                   ----------------------------------------------------------------------------------------------
                    MIG2/ VMIG2    High quality     SP2    Satisfactory grade      F-2    Good credit quality
                   ----------------------------------------------------------------------------------------------
  Commercial        P-1            Superior         A-1+   Extremely strong        F-1+   Exceptionally strong
  Paper                            quality          A-1    quality                 F-1    quality
                                                           Strong quality                 Very strong quality
                   ----------------------------------------------------------------------------------------------
                    P-2            Strong quality   A-2    Satisfactory quality    F-2    Good credit quality
 ---------------------------------------------------------------------------------------------------------------------

T. ROWE PRICE

 Table 7  Explanation of Quality Ratings  (continued)
                                                     Bond
                                                     Rating    Explanation
  Moody's Investors                                   Aaa       Highest quality, smallest degree of
  Service, Inc.                                                 investment risk.
                                                     -----------------------------------------------------
                                                      Aa        High quality; together with Aaa bonds,
                                                                they compose the high-grade bond group.
                                                     -----------------------------------------------------
                                                      A         Upper-medium-grade obligations; many
                                                                favorable investment attributes.
                                                     -----------------------------------------------------
                                                      Baa       Medium-grade obligations; neither highly
                                                                protected nor poorly secured. Interest
                                                                and principal appear adequate for the
                                                                present, but certain protective elements
                                                                may be lacking or may be unreliable over
                                                                any great length of time.
                                                     -----------------------------------------------------
                                                      Ba        More uncertain with speculative
                                                                elements. Protection of interest and
                                                                principal payments not well safeguarded
                                                                in good and bad times.
                                                     -----------------------------------------------------
                                                      B         Lack characteristics of desirable
                                                                investment; potentially low assurance of
                                                                timely interest and principal payments
                                                                or maintenance of other contract terms
                                                                over time.
                                                     -----------------------------------------------------
                                                      Caa       Poor standing, may be in default;
                                                                elements of danger with respect to
                                                                principal or interest payments.
                                                     -----------------------------------------------------
                                                      Ca        Speculative in high degree; could be in
                                                                default or have other marked
                                                                shortcomings.
                                                     -----------------------------------------------------
                                                      C         Lowest rated. Extremely poor prospects
                                                                of ever attaining investment standing.
 --------------------------------------------------------------------------------------------------------------
  Standard & Poor's                                   AAA       Highest rating; extremely strong
  Corporation                                                   capacity to pay principal and interest.
                                                     -----------------------------------------------------
                                                      AA        High quality; very strong capacity to
                                                                pay principal and interest.
                                                     -----------------------------------------------------
                                                      A         Strong capacity to pay principal and
                                                                interest; somewhat more susceptible to
                                                                the adverse effects of changing
                                                                circumstances and economic conditions.
                                                     -----------------------------------------------------
                                                      BBB       Adequate capacity to pay principal and
                                                                interest; normally exhibit adequate
                                                                protection parameters, but adverse
                                                                economic conditions or changing
                                                                circumstances more likely to lead to
                                                                weakened capacity to pay principal and
                                                                interest than for higher-rated bonds.
                                                     -----------------------------------------------------
                                                      BB, B,    Predominantly speculative with respect
                                                      CCC, CC   to the issuer's capacity to meet
                                                                required interest and principal
                                                                payments. BB - lowest degree of
                                                                speculation;
                                                                CC - the highest degree of speculation.
                                                                Quality and protective characteristics
                                                                outweighed by large uncertainties or
                                                                major risk exposure to adverse
                                                                conditions.
                                                     -----------------------------------------------------
                                                      D         In default.
                                                     -----------------------------------------------------
  Fitch IBCA, Inc.                                    AAA       Highest quality; obligor has
                                                                exceptionally strong ability to pay
                                                                interest and repay principal, which is
                                                                unlikely to be affected by reasonably
                                                                foreseeable events.
                                                     -----------------------------------------------------
                                                      AA        Very high quality; obligor's ability to
                                                                pay interest and repay principal is very
                                                                strong. Because bonds rated in the AAA
                                                                and AA categories are not significantly
                                                                vulnerable to foreseeable future
                                                                developments, short-term debt of these
                                                                issuers is generally rated F-1+.
                                                     -----------------------------------------------------
                                                      A         High quality; obligor's ability to pay
                                                                interest and repay principal is
                                                                considered to be strong, but may be more
                                                                vulnerable to adverse changes in
                                                                economic conditions and circumstances
                                                                than higher-rated bonds.
                                                     -----------------------------------------------------
                                                      BBB       Satisfactory credit quality; obligor's
                                                                ability to pay interest and repay
                                                                principal is considered adequate.
                                                                Unfavorable changes in economic
                                                                conditions and circumstances are more
                                                                likely to adversely affect these bonds
                                                                and impair timely payment. The
                                                                likelihood that the ratings of these
                                                                bonds will fall below investment grade
                                                                is higher than for higher-rated bonds.
                                                     -----------------------------------------------------
                                                      BB,       Not investment grade; predominantly
                                                      CCC,      speculative with respect to the issuer's
                                                      CC, C     capacity to repay interest and repay
                                                                principal in accordance with the terms
                                                                of the obligation for bond issues not in
                                                                default. BB is the least speculative. C
                                                                is the most speculative.
 --------------------------------------------------------------------------------------------------------------

MORE ABOUT THE FUNDS
 Year 2000 Processing Issue

   Many computer programs use two digits rather than four to identify the year. These programs, if not adapted, will not correctly handle the change from "99" to "00" on January 1, 2000, and will not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.

   T. Rowe Price has implemented steps intended to assure that major computer systems and processes are capable of Year 2000 processing. We are working with third parties to assess the adequacy of their compliance efforts and are developing contingency plans intended to assure that third-party noncompliance will not materially affect T. Rowe Price's operations.

   Companies, organizations, governmental entities, and markets in which the T. Rowe Price funds invest will be affected by the Year 2000 issue, but at this time the funds cannot predict the degree of impact. For funds that invest in foreign markets, especially emerging markets, it is possible foreign companies and

T. ROWE PRICE
   markets will not be as prepared for Year 2000 as domestic companies and markets. To the extent the effect of Year 2000 is negative, a fund's returns could be reduced.



 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------
   Table 8, which provides information about each fund's financial history, is based on a single share outstanding throughout each fiscal year. Each fund's section of the table is part of the fund's financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the table represent the rate that an investor would have earned or lost on an investment in each fund (assuming reinvestment of all dividends and distributions). The financial statements in the annual report were audited by the funds' independent accountants, PricewaterhouseCoopers LLP.

MORE ABOUT THE FUNDS

 Table 8  Financial Highlights
                                               Year ended February 28
                                11/30/94
                                 through
  Short-Term Tax-Free Bond       2/28/95    1996/a/    1997       1998       1999
 ------------------------------------------------------------------------------------------

  Net asset value,
  beginning of period           $ 5.00     $  5.06    $  5.16    $  5.13    $  5.15
  Income From Investment Operations
  Net investment income          0.05/b/     0.21/b/     0.20      0.19/b/     0.19
                                ------------------------------------------------------
  Net gains or losses on
  securities (both realized       0.06        0.11      (0.03)      0.03       0.04
  and unrealized)
                                ------------------------------------------------------
  Total from investment
  operations                      0.11        0.32       0.17       0.22       0.23
  Less Distributions
  Dividends (from net            (0.05)      (0.21)     (0.20)     (0.19)     (0.19)
  investment income)
                                ------------------------------------------------------
  Distributions (from capital       --       (0.01)        --      (0.01)     (0.01)
  gains)
                                ------------------------------------------------------
  Total distributions            (0.05)      (0.22)     (0.20)     (0.20)     (0.20)
                                ------------------------------------------------------
  Net asset value,              $ 5.06     $  5.16    $  5.13    $  5.15    $  5.18
  end of period
                                ------------------------------------------------------
  Total return                    2.28%/bc/   6.43%/b/   3.33%/b/   4.48%/b/   4.51%
  Ratios/Supplemental Data
  Net assets, end of period     $4,965     $12,480    $16,314    $20,361    $26,772
  (in thousands)
                                ------------------------------------------------------
  Ratio of expenses to average    0.65%/bc/   0.65%/b/   0.65%/b/   0.65%/b/   0.62%
  net assets
                                ------------------------------------------------------
  Ratio of net income to          4.43%/bc/   4.07%/b/   3.84%/b/   3.81%/b/   3.65%
  average net assets
                                ------------------------------------------------------
  Portfolio turnover rate         14.8%/c/    36.4%      32.5%      75.0%      22.5%
 -------------------------------------------------------------------------------------



 /a/       Year ended February 29.

 /b/
   Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through February 28, 1998.

T. ROWE PRICE

 Table 8  Financial Highlights (continued)
                                         Year ended February 28
  Tax-Free Bond            1995      1996/a/       1997        1998       1999
 ---------------------------------------------------------------------------------------

  Net asset value,
  beginning of period    $  11.00    $  10.56    $  11.09    $  11.05   $  11.45
  Income From Investment Operations
  Net investment income     0.57/b/     0.57/b/     0.57/b/      0.57       0.55
                         ----------------------------------------------------------
  Net gains or losses
  on securities (both
  realized and              (0.43)       0.53       (0.04)       0.40       0.12
  unrealized)
                         ----------------------------------------------------------
  Total from investment
  operations                 0.14        1.10        0.53        0.97       0.67
  Less Distributions
  Dividends (from net       (0.57)      (0.57)      (0.57)      (0.57)     (0.55)
  investment income)
                         ----------------------------------------------------------
  Distributions (from       (0.01)         --          --          --      (0.12)
  capital gains)
                         ----------------------------------------------------------
  Total distributions       (0.58)      (0.57)      (0.57)      (0.57)     (0.67)
                         ----------------------------------------------------------
  Net asset value,       $  10.56    $  11.09    $  11.05    $  11.45   $  11.45
  end of period
                         ----------------------------------------------------------
  Total return               1.51%/b/   10.69%/b/    5.00%/b/    9.03%      6.02%
  Ratios/Supplemental Data
  Net assets, end of     $155,278    $178,750    $195,783    $238,282   $278,812
  period (in thousands)
                         ----------------------------------------------------------
  Ratio of expenses to       0.65%/b/    0.65%/b/    0.65%/b/    0.58       0.57%
  average net assets
                         ----------------------------------------------------------
  Ratio of net income        5.49%/b/    5.27%/b/    5.23%/b/    5.12%      4.83%
  to average net assets
                         ----------------------------------------------------------
  Portfolio turnover         89.1%       93.7%       66.2%       64.3%      47.3%
  rate
 ----------------------------------------------------------------------------------



 /a/       Year ended February 29.

 /b/
   Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through February 28, 1997.

 INVESTING WITH T. ROWE PRICE
                                        4
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
Tax Identification Number
We must have your correct Social Security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.

 Institutional Accounts
Transaction procedures in the following sections may not apply to institutional accounts. For institutional account procedures, please call your designated account manager or service representative.



 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
$2,500 minimum initial investment; $1,000 for retirement plans or gifts or transfers to minors (UGMA/UTMA) accounts

Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

By Mail
Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address in the next paragraph. We do not accept third-party checks to open new accounts.

Mail via United States Postal Service
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21297-1300

T. ROWE PRICE
Mail via private carriers/overnight services
T. Rowe Price Account Services 10090 Red Run Blvd. Owings Mills, MD 21117-4842

By Wire
Call Investor Services for an account number and give the following wire information to your bank:

Receiving Bank:  PNC Bank, N.A. (Pittsburgh) Receiving Bank ABA#:  043000096
Beneficiary: T. Rowe Price [fund name] Beneficiary Account: 1004397951 Originator to Beneficiary Information (OBI): name of owner(s) and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed below.

Note: No services will be established and IRS penalty withholding may occur until a signed New Account Form is received.

By Exchange
Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Information About Your Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. For limitations on exchanging, see explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person
Drop off your New Account Form at any location listed on the cover and obtain a receipt.



 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
$100 minimum purchase; $50 minimum for retirement plans, Automatic Asset Builder, and gifts or transfers to minors (UGMA/UTMA) accounts.

By ACH Transfer
Use Tele*Access or your personal computer or call Investor Services if you have established electronic transfers using the ACH network.

INVESTING WITH T. ROWE PRICE
By Wire
Call Shareholder Services or use the wire address listed in Opening a New
Account.

By Mail
1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

3. Remember to provide your account number and the fund name on the memo line of your check.

Mail via United States Postal Service
T. Rowe Price Funds Account Services P.O. Box 17300 Baltimore, MD 21297-1300

/(For //mail via private carriers and overnight services//, see previous / /section.)/

By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.



 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
Exchange Service
You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.)

Redemptions
Redemption proceeds can be mailed to your account address, sent by ACH transfer to your bank, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers - By Wire under Information About Your Services.

Some of the T. Rowe Price funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months or one year, as specified in the prospectus. The fee is paid to the fund.

T. ROWE PRICE
By Phone
Call Shareholder Services
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer, Tele*Access (if you have previously authorized telephone services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements - Excessive Trading.

By Mail
For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to indicate any fund you are exchanging out of and the fund or funds you are exchanging into. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees). Please use the appropriate address below:

Mail via United States Postal Service
T. Rowe Price Account Services P.O. Box 17302 Baltimore, MD 21297-1302

Mailgram, Express, Registered, or Certified Mail
T. Rowe Price Account Services 10090 Red Run Boulevard Owings Mills, MD 21117



 RIGHTS RESERVED BY THE FUNDS
 ----------------------------------------------------------
Each fund and its agents reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone or mailgram;
(3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order (including, but not limited to, orders deemed to result in excessive trading, market timing, fraud, or 5% ownership) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; (5) to freeze any account and suspend account services when notice has been received of a dispute

INVESTING WITH T. ROWE PRICE
between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (6) to otherwise modify the conditions of purchase and any services at any time; or (7) to act on instructions believed to be genuine. These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund.

In an effort to protect each fund from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of the fund, except upon approval of the fund's management.



 INFORMATION ABOUT YOUR SERVICES
 ----------------------------------------------------------
Shareholder Services 1-800-225-5132 Investor Services 1-800-638-5660
Many services are available to you as a T. Rowe Price shareholder; some you receive automatically, and others you must authorize or request on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section discusses some of the services currently offered. Our Services Guide, which we mail to all new shareholders, contains detailed descriptions of these and other services.

Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

Retirement Plans
We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k), and 403(b)(7). For information on IRAs, call Investor Services. For information on all other retirement plans, including our no-load variable annuity, please call our Trust Company at 1-800-492-7670.

T. ROWE PRICE
Automated Services Tele*Access 1-800-638-2587 24 hours, 7 days
Tele*Access
24-hour service via toll-free number enables you to (1) access information on fund yields, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers in this section).

Web Address www.troweprice.com
After obtaining proper authorization, account transactions may also be conducted through our Web site on the Internet. If you subscribe to America Online/(R)/, you can access our Web site via keyword "T. Rowe Price" and conduct transactions in your account.

Plan Account Line 1-800-401-3279
Plan Account Line
This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the back cover.

Electronic Transfers
By ACH
With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

Checkwriting
(Not available for equity funds, or the High Yield or Emerging Markets Bond Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

INVESTING WITH T. ROWE PRICE
Automatic Investing
($50 minimum) You can invest automatically in several different ways, including:

Automatic Asset Builder
You instruct us to move $50 or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.



 T. ROWE PRICE BROKERAGE
 ----------------------------------------------------------
To open an account 1-800-638-5660 For existing brokerage investors
1-800-225-7720
This service gives you the opportunity to consolidate all of your investments with one company. Investments available through our brokerage service include stocks, options, bonds, and others at commission savings over full-service brokers. We also provide a wide range of services, including:

Automated telephone and computer services
You can enter stock and option orders, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Internet-Trader. Any trades executed through Tele-Trader save you an additional 10% on commissions. You will save 20% on commissions for stock trades and 10% on option trades when you use Internet-Trader. All trades are subject to a $35 minimum commission except stock trades placed through Internet-Trader, which are subject to a $29.95 minimum commission.

Investor information
A variety of informative reports, such as our Brokerage Insights series and S&P Market Month newsletter, as well as access to on-line research tools can help you better evaluate economic trends and investment opportunities.

T. ROWE PRICE
Dividend Reinvestment Service
Virtually all stocks held in customer accounts are eligible for this free service.

/T. Rowe Price// Brokerage is a division of T. Rowe Price Investment / /Services, Inc., Member NASD/SIPC./



 INVESTMENT INFORMATION
 ----------------------------------------------------------
To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements. Most of this information is also available on our Web site at www.troweprice.com.

Shareholder Reports
Fund managers' reviews of their strategies and performance. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at 100 East Pratt Street, Baltimore, Maryland 21202.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies.

Performance Update
A quarterly review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides
Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A T. Rowe Price Guide to International Investing, Managing Your Retirement Distribution, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, and Tax Considerations for Investors.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and informative reports.
 For Mutual Fund or T. Rowe Price Brokerage Information
 Investor Services
 1-800-638-5660

For Existing Accounts
 Shareholder Services
 1-800-225-5132

For Yields, Prices, Account Information, or to Conduct Transactions
 Tele*Access/(R)/
 24 hours, 7 days 1-800-638-2587

Internet Address
 www.troweprice.com



Headquarters
 100 East Pratt St. Baltimore, MD 21202
Walk-in
Investor Centers
 101 East Lombard St. Baltimore, MD 21202

 T. Rowe Price Financial Center 10090 Red Run Blvd. Owings Mills, MD 21117

 Farragut Square 900 17th Street, N.W. Washington, D.C. 20006

 Warner Center, Plaza 5 21800 Oxnard Street Suite 270 Woodland Hills, CA 91367

 4200 West Cypress St. 10th Floor Tampa, FL 33607

 4410 Arrows West Drive Colorado Springs, CO 80907
A Statement of Additional Information about the fund has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about the fund's investments, including a review of market conditions and the manager's recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, call 1-800-638-5660.

Fund reports and Statements of Additional Information are also available from the Securities and Exchange Commission by calling 1-800-SEC-0330 or by writing the SEC's Public Reference Section, Washington, D.C. 20549-6009 (you will be charged a duplicating fee); by visiting the SEC's public reference room; or by consulting the SEC's Web site at www.sec.gov.
1940 Act File No. 811-4521
LOGO
C14-040 7/1/99

 STATEMENT OF ADDITIONAL INFORMATION
   The date of this Statement of Additional Information is July 1, 1999.



         T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST (the "Trust") California Tax-Free Bond Fund
              California Tax-Free Money Fund
                                       and
         T. ROWE PRICE STATE TAX-FREE INCOME TRUST (the "Trust")
              Florida Intermediate Tax-Free Fund
              Georgia Tax-Free Bond Fund
              Maryland Short-Term Tax-Free Bond Fund
              Maryland Tax-Free Bond Fund
              New Jersey Tax-Free Bond Fund
              New York Tax-Free Bond Fund
              New York Tax-Free Money Fund
              Virginia Short-Term Tax-Free Bond Fund
              Virginia Tax-Free Bond Fund
                                       and

         T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
              T. Rowe Price Tax-Efficient Balanced Fund
              T. Rowe Price Tax-Efficient Growth Fund
         T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.
              T. Rowe Price Tax-Exempt Money Fund--PLUS Class
                   (A Separate Class of T. Rowe Price Tax-Exempt Money Fund,
Inc.)
         T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.
         T. ROWE PRICE TAX-FREE INCOME FUND, INC.
         T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.
         T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

______________________________________________________________________________

   Mailing Address:
   T. Rowe Price Investment Services, Inc.
   100 East Pratt Street
   Baltimore, Maryland 21202
   1-800-638-5660


   This Statement of Additional Information is not a prospectus but should be read in conjunction with the appropriate Fund prospectus dated July 1, 1999, which may be obtained from T. Rowe Price Investment Services, Inc. ("Investment Services"). Shareholders of the T. Rowe Price Tax-Exempt Money Fund--PLUS Class should refer to the Tax-Exempt Money Fund for information relating to their investment.

   Each Fund's financial statements for the year ended February 28, 1999, and the report of independent accountants are included in each Fund's Annual Report and incorporated by reference into this Statement of Additional Information.

   If you would like a prospectus or an annual or semiannual shareholder report for a Fund of which you are not a shareholder, please call 1-800-638-5660. A prospectus with more complete information, including management fees and expenses, will be sent to you. Please read it carefully.

                                                                  C03-043 7/1/99

                              TABLE OF CONTENTS
                              -----------------
                        Page                                             Page
                        ----                                             ----
Capital Stock                      Pricing of Securities
------------------------------     --------------------------------------------
Code of Ethics                     Principal Holders of Securities
------------------------------     --------------------------------------------
Custodian                          Ratings of Commercial Paper
------------------------------     --------------------------------------------
Distributor for the                Ratings of Municipal Debt Securities
Funds
------------------------------     --------------------------------------------
Dividends and                      Ratings of Municipal Notes and
Distributions                      Variable Rate Securities
------------------------------     --------------------------------------------
Federal Registration               Risk Factors
of Shares
------------------------------     --------------------------------------------
Independent                        Risk Factors Associated with a
Accountants                        California Portfolio
------------------------------     --------------------------------------------
Investment Management              Risk Factors Associated with a
Services                           Florida Portfolio
------------------------------     --------------------------------------------
Investment Objectives              Risk Factors Associated with a
and Policies                       Georgia Portfolio
------------------------------     --------------------------------------------
Investment Performance             Risk Factors Associated with a
                                   Maryland Portfolio
------------------------------     --------------------------------------------
Investment Program                 Risk Factors Associated with a New
                                   Jersey Portfolio
------------------------------     --------------------------------------------
Investment                         Risk Factors Associated with a New
Restrictions                       York Portfolio
------------------------------     --------------------------------------------
Legal Counsel                      Risk Factors Associated with a
                                   Virginia Portfolio
------------------------------     --------------------------------------------
Management of the                  Risk Factors Associated with the
Funds                              Equity Portion of
                                   Tax-Efficient Balanced Fund
------------------------------     --------------------------------------------
Net Asset Value Per                Shareholder Services by Outside
Share                              Parties
------------------------------     --------------------------------------------
Organization of the                Tax-Exempt vs. Taxable Yields
Funds
------------------------------     --------------------------------------------
Portfolio Management               Tax Status
Practices
------------------------------     --------------------------------------------
Portfolio Transactions             Yield Information
------------------------------     --------------------------------------------






 INVESTMENT OBJECTIVES AND POLICIES
 -------------------------------------------------------------------------------
   The following information supplements the discussion of each Fund's investment objectives and policies discussed in the Funds' prospectus.


   The Funds will not make a material change in their investment objectives without obtaining shareholder approval. Unless otherwise specified, the investment programs and restrictions of the Funds are not fundamental policies. Each Fund's operating policies are subject to change by each Board of Directors/ Trustees without shareholder approval. However, shareholders will be notified of a material change in an operating policy. Each Fund's fundamental policies may not be changed without the approval of at least a majority of the outstanding shares of the Fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented. References to the following are as indicated:

                  Investment Company Act of 1940 ("1940 Act")
                  Securities and Exchange Commission ("SEC")
                  T. Rowe Price Associates, Inc. ("T. Rowe Price")
                  Moody's Investors Service, Inc. ("Moody's")
                  Standard & Poor's Corporation ("S&P")
                  Internal Revenue Code of 1986 ("Code")
                  Rowe Price-Fleming International, Inc. ("Price-Fleming")

   Throughout this Statement of Additional Information, "the Fund" is intended to refer to each Fund listed on the cover page, unless otherwise indicated.



 RISK FACTORS
 -------------------------------------------------------------------------------
   Reference is also made to the sections entitled "Types of Securities" and "Portfolio Management Practices" for discussions of the risks associated with the investments and practices described therein as they apply to the Fund.


   All Funds (other than Tax-Efficient Growth Fund)

   The Funds are designed for investors who, because of their tax bracket, can benefit from investment in municipal bonds whose income is exempt from federal taxes. The Funds are not appropriate for qualified retirement plans where income is already tax deferred.


   All Funds

   Because of their investment policies, the Funds may or may not be suitable or appropriate for all investors. The Funds (except for the Money Funds) are not an appropriate investment for those whose primary objective is principal stability. The value of the portfolio securities of the Fund will fluctuate based upon market conditions. The Tax-Efficient Balanced Fund will normally have 40-50% of its assets in equity securities. The Tax-Efficient Growth Fund will normally invest substantially all of its assets in common stocks. Assets of these funds invested in equity securities will be subject to all of the risks of investing in the stock market. There can, of course, be no assurance that the Funds will achieve their investment objective.

   All Funds (other than Tax-Efficient Growth Fund)


                              Municipal Securities


   Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligations, and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of municipal securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of all the Funds to achieve their investment objectives is also dependent on the continuing ability of the issuers of municipal securities in which the Funds invest to meet their obligations for the payment of interest and principal when due. The ratings of Moody's, S&P, and Fitch IBCA, Inc. ("Fitch") represent their opinions as to the quality of municipal securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal securities with the same maturity, coupon, and rating may have different yields. There are variations in municipal securities, both within a particular classification and between classifications, depending on numerous factors. It should also be pointed out that, unlike other types of investments, municipal securities have traditionally not been subject to regulation by, or registration with, the SEC, although there have been proposals which would provide for regulation in the future.

   The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

   Proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Proposed "Flat Tax" and "Value Added Tax" proposals would also have the effect of eliminating the tax preference for municipal securities. Some of the past proposals would have applied to interest on municipal securities issued before the date of enactment, which would have adversely affected their value to a material degree. If such a proposal were enacted, the availability of municipal securities for investment by the Funds and the value of a Fund's portfolio would be affected and, in such an event, a Fund would reevaluate its investment objectives and policies.

   Although the banks and securities dealers with which the Fund will transact business will be banks and securities dealers that T. Rowe Price believes to be financially sound, there can be no assurance that they will be able to honor their obligations to the Fund with respect to such securities.

   After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. For the Money Fund, the procedures set forth in Rule 2a-7, under the 1940 Act, may require the prompt sale of any such security. For the other Funds, neither event would require a sale of such security by the Fund. However, T. Rowe Price will consider such event in its determination of whether the Fund should continue to hold the security. To the extent that the ratings given by Moody's, S&P, or Fitch may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus. When purchasing unrated securities, T. Rowe Price, under the supervision of the Fund's Board of Directors/Trustees, determines whether the unrated security is of a quality comparable to that which the Fund is allowed to purchase.


   Municipal Bond Insurance All of the Funds may purchase insured bonds from time to time. Municipal bond insurance provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. The guarantee is purchased from a private, non-governmental insurance company.

   There are two types of insured securities that may be purchased by the Funds: bonds carrying either (1) new issue insurance; or (2) secondary insurance. New issue insurance is purchased by the issuer of a bond in order to improve
   -------------------
   the bond's credit rating. By meeting the insurer's standards and paying an insurance premium based on the bond's principal value, the issuer is able to obtain a higher credit rating for the bond. Once purchased, municipal bond insurance cannot be canceled, and the protection it affords continues as long as the bonds are outstanding and the insurer remains solvent.

   The Funds may also purchase bonds that carry secondary insurance purchased by
                                                -------------------
   an investor after a bond's original issuance. Such policies insure a security for the remainder of its term. Generally, the Funds expect that portfolio bonds carrying secondary insurance will have been insured by a prior investor. However, the Funds may, on occasion, purchase secondary insurance on their own behalf.

   Each of the municipal bond insurance companies has established reserves to cover estimated losses. Both the method of establishing these reserves and the amount of the reserves vary from company to company. The risk that a municipal bond insurance company may experience a claim extends over the life of each insured bond. Municipal bond insurance companies are obligated to pay a bond's interest and principal when due if the issuing entity defaults on the insured bond. Although defaults on insured municipal bonds have been low to date, there is no assurance this low rate will continue in the future. A higher than expected default rate could deplete loss reserves and adversely affect the ability of a municipal bond insurer to pay claims to holders of insured bonds, such as the Fund.

   Money Funds


   The Money Fund will limit its purchases of portfolio instruments to those U.S. dollar-denominated securities which the Fund's Board of Directors/Trustees determines present minimal credit risk, and which are Eligible Securities as defined in Rule 2a-7 under the 1940 Act. Eligible Securities are generally securities which have been rated (or whose issuer has been rated or whose issuer has comparable securities rated) in one of the two highest short-term rating categories (which may include sub-categories) by nationally recognized statistical rating organizations or, in the case of any instrument that is not so rated, is of comparable high quality as determined by T. Rowe Price pursuant to written guidelines established under the supervision of the Fund's Board of Directors/Trustees. In addition, the Fund may treat variable and floating rate instruments with demand features as short-term securities pursuant to Rule 2a-7 under the 1940 Act.

   Bond and Balanced Funds

   Because of their investment policies, the Bond and Balanced Funds may not be suitable or appropriate for all investors. The Funds are designed for investors who wish to invest in non-money market funds for income, and who would benefit, because of their tax bracket, from receiving income that is exempt from federal income taxes. The Bond and Balanced Funds' investment programs permit the purchase of investment-grade securities that do not meet the high-quality standards of the Money Funds. Since investors generally perceive that there are greater risks associated with investment in lower-quality securities, the yield from such securities normally exceeds those obtainable from higher-quality securities. In addition, the principal value of long term lower-rated securities generally will fluctuate more widely than higher-quality securities. Lower-quality investments entail a higher risk of default--that is, the nonpayment of interest and principal by the issuer than higher-quality investments. The value of the portfolio securities of the Bond and Balanced Funds will fluctuate based upon market conditions. Although these Funds seek to reduce credit risk by investing in a diversified portfolio, such diversification does not eliminate all risk. These Funds are also not intended to provide a vehicle for short-term trading purposes.

   Special Risks of High-Yield Investing The Fund may invest in low-quality bonds commonly referred to as "junk bonds." Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in low- and lower-medium-quality bonds involves greater investment risk, to the extent the Fund invests in such bonds, achievement of its investment objective will be more dependent on T. Rowe Price's credit analysis than would be the case if the Fund were investing in higher-quality bonds. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment-grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high-yield bond prices because the advent of such events could lessen the ability of highly leveraged issuers to make principal and interest payments on their debt securities. In addition, the secondary trading market for high-yield bonds may be less liquid than the market for higher-grade bonds, which can adversely affect the ability of a Fund to dispose of its portfolio securities. Bonds for which there is only a "thin" market can be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process.



 RISK FACTORS ASSOCIATED WITH TAX-EFFICIENT GROWTH FUND AND THE EQUITY PORTION OF TAX-EFFICIENT BALANCED FUND
   Foreign Securities
   The Fund may invest in U.S. dollar-denominated and non-U.S.
   dollar-denominated securities of foreign issuers.


   The Fund may invest in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs). Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). These risks are heightened for investments in developing countries, and there is no limit on the amount of the Fund's foreign investments that may be made in such countries.



               RISK FACTORS ASSOCIATED WITH A CALIFORNIA PORTFOLIO
   The Funds' concentration in debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to State general obligations and notes, the Funds will invest in local bond issues, lease obligations and revenue bonds, the credit quality and risk of which will vary according to each security's own structure and underlying economics.


   Debt The State, its agencies and local governmental entities issued $34.3 billion in long-term debt in 1998. Approximately 26% was general obligation debt, backed by the taxing power of the issuer, and 74% were revenue bonds and lease backed obligations, issued for a wide variety of purposes, including transportation, housing, education and healthcare.

   As of February 1, 1999, the State of California had approximately $19.2 billion in outstanding general obligation bonds secured by the State's revenue and taxing power. An additional $14.3 billion in authorized but unissued state general obligation debt remains to be issued to comply with voter initiatives and legislative mandates. Debt service on roughly 20% of the State's outstanding debt is met from revenue producing projects such as water, harbor, and housing facilities. As part of its cash management program, the State regularly issues short-term notes to meet its disbursement requirements in advance of revenue collections. During fiscal 1999, the State issued $1.7 billion in short-term notes for this purpose. California also operates a commercial paper program which it uses to finance construction projects. $0.5 billion of commercial paper was outstanding as of February 1, 1999.

   The State supports $6.7 billion in lease-purchase obligations attributable to the State Public Works Board and other issuers. These obligations are not backed by the full faith and credit of the State but instead, are subject to annual appropriations from the State's General Fund.

   In addition to the State obligations described above, bonds have been issued by special public authorities in California that are not obligations of the State. These include bonds issued by the California Housing Finance Agency, the Department of Water Resources, the Department of Veterans Affairs, California State University and the California Transportation Commission.


   Economy California's economy is the largest among the 50 states and one of the largest in the world. The 1998 population of 33 million represents 12% of the U.S. total. The State's per capita personal income in 1997 exceeded the U.S. average by 4%. The Asian economic crisis, which began in 1997, has had some dampening effect on the state's economy, particularly in high technology manufacturing.

   California's economy suffered through a severe recession during the early 1990's as the effects of a slowdown in the national economy were compounded by federal defense spending cuts and military base closings. Since 1994, the State has been in a steady recovery, exhibiting significant job growth and gains in personal income. Growth is expected to moderate in 1999 and 2000. The level of economic activity within the State is important as it influences the growth or contraction of State and local government revenues available for operations and debt service.

   Recessionary influences and the effects of overbuilding in selected areas have resulted in a contraction in real estate values in many regions of the State in prior years. Most areas have begun to show improvement corresponding to gains in the general economic level. Future declines in property values could have a negative effect on the ability of certain local governments to meet their obligations.

   As a state, California is more prone to earthquakes than most other states in the country, creating potential economic losses from damages. On January 17, 1994, a major earthquake, measuring 6.8 on the Richter scale, hit Southern California centered in the area of Northridge. Total damage has been estimated at $20 billion. Significant federal aid has been received.

   Legislative Due to the Funds' concentration in California state and its municipal issuers, the Funds may be affected by certain amendments to the California constitution and state statutes which limit the taxing and spending authority of California governmental entities and may affect their ability to meet their debt service obligations.

   In 1978, California voters approved "Proposition 13" adding Article XIIIA, to the state constitution which limits ad valorem taxes on real property to 1% of "full cash value" and restricts the ability of taxing entities to increase real property taxes. In subsequent actions, the State substantially increased its expenditures to provide assistance to its local governments to offset the losses in revenues and to maintain essential local services; later the State phased out most local aid in response to its own fiscal pressures.

   Another constitutional amendment, Article XIIIB, was passed by voters in 1979 prohibiting the State from spending revenues beyond its annually adjusted "appropriations limit". Any revenues exceeding this limit must be returned to the taxpayers as a revision in the tax rate or fee schedule over the following two years. Such a refund, in the amount of $1.1 billion, occurred in fiscal year 1987.

   Proposition 218, the "Right to Vote on Taxes Act," was approved by the voters in 1996. It further restricts the ability of local governments to levy and collect both existing and future taxes, assessments and fees. In addition to further limiting the financial flexibility of local governments in the state, it also increases the possibility of voter determined tax rollbacks and repeals. The interpretation and application of this proposition will ultimately be determined by the courts.

   An effect of the tax and spending limitations in California has been a broad scale shift by local governments away from general obligation debt that requires voter approval and pledging future tax revenues, towards lease revenue financing that is subject to abatement and does not require voter approval. Lease backed debt is generally viewed as a less secure form of borrowing and therefore entails greater credit risk. Local governments also raise capital through the use of Mello-Roos, 1915 Act, and Tax Increment Bonds, all of which are generally riskier than general obligation debt as they often rely on tax revenues to be generated by future development for their support.

   Proposition 98, enacted in 1988, changed the State's method of funding education for grades below the university level. Under this constitutional amendment, the schools are guaranteed a minimum share of State General Fund revenues. The major effect of Proposition 98 has been to restrict the State's flexibility to respond to fiscal stress.

   Future initiatives, if proposed and adopted or future court decisions could create renewed pressure on California governments and their ability to raise revenues. The State and its underlying localities have displayed flexibility, however, in overcoming the negative effects of past initiatives.

   Financial The recession of the early 1990's placed California's finances under pressure. From 1991 through 1995, accumulated deficits were carried over into the following years and the State's general obligation bonds were downgraded from AAA to A.


   Reflecting the recent trend of economic recovery, the state's financial condition has improved considerably. Fiscal 1998 closed with a reserve balance of $2.8 billion. Much of this cushion is the result of explosive growth in capital gains tax collections triggered by a federal tax rate cut. The Governor has proposed a budget for fiscal 1999 which features continued growth in capital gains tax collections, offset by a cut in the vehicle license fee. The State's reserve is projected to be $1.1 billion at the end of fiscal 1999 (1.9% of revenues.) This reserve will be dedicated to balance the ongoing costs of reductions in the vehicle license fee. In October 1998, Moody's upgraded the State's general obligation bonds to Aa3 from A1; the State's general obligations are rated A+ by S&P, and AA- by Fitch. The consequences of the State's fiscal actions reach beyond its own general obligation bond ratings. Many state agencies and local governments which depend upon state appropriations realized significant cutbacks in funding during the last recession. Entities which have been forced to make program reductions or to increase fees or raise special taxes to cover their debt service and lease obligations may recover somewhat during periods of economic prosperity.

   On December 6, 1994, Orange County filed for protection under Chapter 9 of the U.S. Bankruptcy Code after reports of significant losses in its investment pool. Upon restructuring, the realized losses in the pool were $1.6 billion or 21% of assets. More than 200 public entities, most of which, but not all, are located in Orange County were also depositors in the pool. The County defaulted on a number of its debt obligations. The County emerged from bankruptcy on June 12, 1996. Through a series of long-term financings, it repaid most of its obligations to pool depositors and has become current on its public debt obligations. The balance of claims against the County are payable from any proceeds received from litigation against securities dealers and other parties. The County's ratings were restored to investment grade in 1998.

   Sectors Certain areas of potential investment concentration present unique risks. In 1998, $3.5 billion of tax-exempt debt issued in California was for public or nonprofit hospitals. A significant portion of the Funds' assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of many hospitals. All hospitals are dependent on third-party reimbursement sources such as the federal Medicare and state MediCal programs or private insurers. To the extent these third party payers reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved.

   The Funds may from time to time invest in electric revenue issues. The financial performance of these utilities may be impacted as the industry moves toward deregulation and increased competition. California's electric utility restructuring plan, Assembly Bill 1890, permits direct competition to be phased in between 1998 and 2002. Municipal utilities, while not subject to the legislation, are being faced with competitive market forces and must use the transition period wisely to proactively prepare for deregulation. They are under pressure to reduce rates and cut costs in order to maintain their customer bases. In addition, some electric revenue issues have exposure to or participate in nuclear power plants which could affect the issuer's financial performance. Risks include unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief.

   The Funds may invest in private activity bond issues for corporate and nonprofit borrowers. These issues sold through various governmental conduits, are backed solely by the revenues pledged by the respective borrower corporations. No governmental support is implied.



                RISK FACTORS ASSOCIATED WITH A FLORIDA PORTFOLIO

   The Fund's program of investing primarily in insured, AAA-rated Florida municipal bonds should significantly lessen the credit risks which would be associated with a portfolio of uninsured Florida bonds. Nevertheless, to a certain degree, the Fund's concentration in securities issued by the State of Florida and its political subdivisions involves greater risk than a fund broadly invested in insured bonds across many states and municipalities. The credit quality of the Fund will depend upon the continued financial strength of the insurance companies insuring the bonds purchased by the Fund as well as the State of Florida and the numerous public bodies, municipalities and other issuers of debt securities in Florida.

   Debt The State of Florida and its local governments issue three basic types of debt, with varying degrees of credit risk: general obligation bonds backed by the unlimited taxing power of the issuer, revenue bonds secured by specific pledged funds or charges for a related project, and tax-exempt lease obligations, supported by annual appropriations from the issuer, usually with no implied tax or specific revenue pledge. During 1998, $15.2 billion in state and local debt was issued in Florida, a 27% increase from the previous year. Of this total debt amount, approximately 16% represented general obligation debt and 84% represented revenue bonds and lease-backed obligations. Debt issued in 1998 was for a wide variety of public purposes, including transportation, housing, education, health care and utilities.

   As of April 9, 1999, the State of Florida had $11.5 billion outstanding general obligation bonds secured by the State's full faith and credit and taxing power. General bonded debt service accounted for a modest 2.4% of all governmental expenditures in fiscal year 1998. An additional $4 billion in outstanding bonds have been issued by the State and secured by limited state tax and revenue sources. General obligation debt of the State of Florida is rated Aa2 by Moody's, AA+ by S&P, and AA by Fitch as of April 5, 1999. State debt may only be used to fund capital outlay projects; Florida is not authorized to issue obligations to fund operations.

   Several agencies of the State are also authorized to issue debt which does not represent a pledge of the state's credit. The Florida Housing Finance Authority and Florida Board of Regents are the largest issuers of this type. The principal and interest on bonds issued by these bodies are payable solely from specified sources such as mortgage repayments and university tuition and fees.

   Economy The State of Florida has a population of approximately 14.7 million, making it the fourth largest state. Due to immigration, the State's population has grown at a rate exceeding the nation for four decades. Florida's economy is broadly based with a large concentration in the service and trade sectors. Tourism is one of Florida's most important industries. Visitor traffic grew by 10% in 1998 and reached an all-time high of 47.3 million visitors. This trend is expected to continue again in 1999.

   During most of the 1980s, as Florida's population and employment base grew, its job growth rate was double that of the nation. However, beginning in 1988, job growth slowed and unemployment rates began trending above national levels for a number of years. During 1995, Florida's unemployment rate was 8.2% versus 7.4% nationally. Florida's rapid non-farm job growth since 1996 has reversed this trend and the state's February 1999 unemployment rate stands at 4.4% versus the national average of 4.6%. State per capita income is 98% of the national average, well above norms for the Southeast.

   Legislative The State of Florida does not have a personal income tax. A constitutional amendment would be required in order to implement such a tax. Although the probability appears very low, the Fund cannot rule out the possibility that a personal income tax may be implemented at some time in the future. If such a tax were to be imposed, there is no assurance that interest earned on Florida Municipal Obligations would be exempt from this tax.

   Under current Florida law, shares of the Fund will be exempt from the State's intangible personal property tax to the extent that on the annual assessment date (January 1) its assets are solely invested in Florida Municipal Obligations and U.S. government securities, certain short-term cash investments, or other exempt securities. There can be no assurance that this exemption for Florida securities will be maintained. Also, the constitutionality of the intangibles tax has been challenged in court.

   The Florida Constitution limits the total ad valorem property tax that may be levied by each county, municipality and school district to ten mills (1.0% of value). The limit applies only to taxes levied for operating purposes and excludes taxes levied for the payment of bonds. This restricts the operating flexibility of local governments in the State and may result from time to time in budget deficits for some local units.

   Financial The Florida Constitution and Statutes mandate that the State budget as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each State fiscal year (July 1-June 30.) The Governor and Comptroller are responsible for insuring that sufficient revenues are collected to meet appropriations and that no deficit occurs in any State fund.

   The State's revenue structure is narrowly based, relying on the sales and use tax for 70% of its general revenues. This structure, combined with the effects of the recession and heavy spending demands, created budget shortfalls in fiscal years 1991 and 1992. Through midyear spending adjustments and a draw upon its reserves, the State was able to achieve budget balance for both fiscal years. The State's finances received a substantial boost in fiscal 1993 as a result of increased economic activity associated with rebuilding efforts after Hurricane Andrew, which hit south Florida on August 24, 1992. Additionally, Florida recently settled a lawsuit with the tobacco industry where the state sought to recover the costs associated with tobacco usage by Floridians. This settlement resulted in a $750 million payment to the state in 1997, a $220 million payment in 1998 and future payments that rise to $440 million in 2003. At the end of 1998, the State had reserves of $2.5 billion in the General Revenue Fund (15% of revenues).

   In November 1994, State voters passed a proposal to limit State revenue growth to the average annual growth in personal income over the previous five years. The cap excludes revenue to pay certain expenditures, including debt service. The limitation should not pose an onerous burden on State finance. However, the demand for governmental services continues to grow because of above average population growth and demographics.

   Sectors Certain areas of potential investment concentration present unique risks. In 1997, $1.9 billion of tax-exempt debt issued in Florida was for public or nonprofit hospitals. A significant portion of the Fund's assets may be invested in health care issues.

   For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of many hospitals. All hospitals are dependent on third party reimbursement sources such as the federal Medicare and state Medicaid programs or private insurers. To the extent these payors reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved. Due to the high proportion of elderly residents, Florida hospitals tend to be highly dependent on Medicare. In addition to the regulations imposed by Medicare, the State also regulates healthcare. A State board must approve the budgets of all Florida hospitals; certificates of need are required for all significant capital expenditures. The primary management objective is cost control. The inability of some hospitals to achieve adequate cost control while operating in a competitive environment has led to a number of hospital bond defaults.

   The Fund may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuers' financial performance. Such risks include unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation in the electric utility industry.

   The Fund may invest in private activity bond issues for corporate and nonprofit borrowers. These issues, sold through various governmental conduits, are backed solely by the revenues pledged by the respective borrowing corporations. No government support is implied.



                RISK FACTORS ASSOCIATED WITH A GEORGIA PORTFOLIO

   The Fund's concentration in the debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to State of Georgia general obligations and state agency issues, the Fund will invest in local bond issues, lease obligations and revenue bonds, the credit quality and risk of which will vary according to each security's own structure and underlying economics.

   Debt The State of Georgia and its local governments issued $6 billion in municipal bonds in 1998, a 34% increase from the previous year. Of this total debt amount, approximately 30% was general obligation debt backed by the unlimited taxing power of the issuer and 70% was revenue bond debt secured by specific pledged fees or charges for an enterprise or project. As of June 1, 1999, the State was rated Aaa by Moody's, AAA by S&P and AAA by Fitch.

   The State of Georgia currently has net direct obligations of approximately $5.2 billion. Since 1973, when a Constitutional Amendment authorizing the issuance of state general obligation (GO) bonds was implemented, the State has funded most of its capital needs through the issuance of GO bonds. Previously, capital requirements were funded through the issuance of bonds by ten separate authorities and secured by lease rental agreements and annual state appropriations. Its Constitution permits the State to issue bonds for two types of public purposes: (1) general obligation debt and (2) guaranteed revenue debt. The Constitution imposes certain debt limits and controls. GO debt service cannot exceed 10% of total revenue receipts less refunds of the state treasury. GO bonds have a maximum maturity of 25 years. Currently, maximum GO debt service requirements are well below the legal limit at 5.1% of Fiscal Year 1998 treasury receipts.

   In addition to the general obligation and lease backed debt described above, $318 million bonds have been issued and are outstanding by the Georgia World Congress Authority and $754 million bonds have been issued and are outstanding by the Georgia Housing and Finance Authority, none of which represent direct obligations of the State.

   Economy The State of Georgia has a population of approximately 7.6 million, making it the 10th largest state. Since the 1960s, the State's population has grown at a rate exceeding the national average, with the growth rate during the 1980s nearly twice that of the entire country. Stable to strong economic growth during the 1980s was led by the Atlanta metropolitan statistical area, where approximately 45% of the State's population is located. This area includes the capital city of Atlanta, and 18 surrounding counties. The next largest metropolitan area is the Columbus-Muscogee area followed by the Macon area.

   The State's economy is well diversified. The current labor force of 4 million is largely concentrated in service and wholesale/retail trade jobs, followed by lesser amounts in manufacturing and government. Employment gains have substantially exceeded the region and the U.S. since 1980. Georgia's one year employment growth (February 1998 to February 1999) stood at 3.2% compared to the national rate of 2.2%. The State's economy continues to outperform the nation. Georgia's per capita income has steadily improved against the national average since the 1960s and currently is 94% of the U.S., ranking it 25th among the states.

   Financial To a large degree, the creditworthiness of the portfolio is dependent on the financial strength of the State of Georgia and its localities. During the 1980s, the State's strong economic performance translated into solid financial performance and the accumulation of substantial reserves.

   During fiscal 1989 to 1991, the State's financial condition was affected by three years of revenue shortfalls brought on by recession. During these periods, the Governor called special legislative sessions to enact sizable spending cuts to achieve budget balance. Economic conditions improved in 1992, allowing the State to restore its financial cushion. Results for fiscal 1998 showed a continuation of this positive trend with a surplus of $685 million and an ending general fund balance of $1.2 billion, or 9% of revenues.

   A significant portion of the portfolio's assets is expected to be invested in the debt obligations of local governments and public authorities with investment grade ratings of BBB or higher. While local governments in Georgia are primarily reliant on independent revenue sources, such as property taxes, they are not immune to budget shortfalls caused by cutbacks in State aid. The Fund may purchase obligations issued by public authorities in Georgia which are not backed by the full faith and credit of the State and may or may not be subject to annual appropriations from the State's General Fund. Likewise, certain enterprises such as water and sewer systems or hospitals may be affected by changes in economic activity.

   Sectors Certain areas of potential investment concentration present unique risks. In 1997, $676 million of tax-exempt debt issued in Georgia was for public or nonprofit hospitals. A significant portion of the Fund's assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of many hospitals. All hospitals are dependent on third party reimbursement sources such as the federal Medicare and state Medicaid programs or private insurers. To the extent these payors reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved.

   The Fund may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuers' financial performance. Such risks include unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation of the electric utility industry.

   The Fund may invest in private activity bond issues for corporate and nonprofit borrowers. These issues sold through various governmental conduits, are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied.



                RISK FACTORS ASSOCIATED WITH A MARYLAND PORTFOLIO
   The Fund's concentration in the debt obligations of one state carries a higher risk than a portfolio that is more geographically diversified. In addition to State of Maryland general obligations and state agency issues, the Fund will invest in local bond issues, lease obligations and revenue bonds, the credit quality and risk of which will vary according to each security's own structure and underlying economics.

   Debt The State of Maryland and its local governments issue two basic types of debt, with varying degrees of credit risk: general obligation bonds backed by the unlimited taxing power of the issuer and revenue bonds secured by specific pledged fees or charges for a related project. In 1998, $3.8 billion in state and local debt was issued in Maryland, a 33% increase from the previous year. Of this total amount, approximately 45% represented general obligation debt and 55% revenue bonds. Included within the revenue bond sector are tax-exempt lease obligations that are subject to annual appropriations of a governmental body, usually with no implied tax or specific revenue pledge. Debt issued in 1998 was for a wide variety of public purposes, including health care, housing, utilities, and education.

   The State of Maryland had approximately $3.4 billion in general obligation bonds outstanding as of December 31, 1998 along with an additional $1.1 billion in other tax-supported debt. General obligation debt of the State of Maryland is rated Triple-A by Moody's, S&P, and Fitch. There is no general debt limit imposed by the State Constitution or public general laws. The State Constitution imposes a 15-year maturity limit on State general obligation bonds. Although voters approved a constitutional amendment in 1982 permitting the State to borrow up to $100 million in short-term notes in anticipation of taxes and revenues, the State has not made use of this authority.

   Many agencies of the State government are authorized to borrow money under legislation which expressly provides that the loan obligations shall not be deemed to constitute debt or a pledge of the faith and credit of the State. The Community Development Administration of the Department of Housing and Community Development, the Maryland Stadium Authority, the Board of Trustees of St. Mary's College of Maryland, the Maryland Environmental Service, the Board of Regents of the University of Maryland System, the Board of Regents of Morgan State University, the Maryland Food Center Authority, and the Maryland Water Quality Financing Administration have issued and have outstanding bonds of this type. The principal of and interest on bonds issued by these bodies are payable solely from pledged revenues, principally fees generated form use of the facilities, enterprises financed by the bonds, or other dedicated fees.

   Economy Maryland's economic growth has recovered from the effects of federal downsizing in the early 1990s. Employment growth data suggest that the state matched national growth rates of about 2% in 1998. The per capita income level is another sign of strength in the economy. It continues to maintain a high 112% of national per capita, as demonstrated by 1997 data. According to the Maryland Board of Revenue Estimates, the national economy is expected to slow in the later part of 1999 and the State's economy is expected to mirror this trend. However, the State's economy is expected to be resilient because of its overall diversification and particularly because of its low share of manufacturing employment (7% of total employment compared to 16% nationally). The manufacturing sector tends to be more vulnerable during economic downturns.

   Financial To a large degree, the risk of the portfolio is dependent upon the financial strength of the State of Maryland and its localities. Financial management continues to demonstrate a conservative approach to managing the State's finances. Fiscal Year 1998 concluded with a General Fund operating surplus of $1.2 billion. The general fund balance rose to a healthy $1.6 billion or 14% of general revenues. For the current fiscal year, the State's Board of Revenue Estimates reported in January 1999 that the revenue forecast has been revised upward to $8.2 billion, an increase of $195 million. These results are reassuring that the budget will remain balanced as the State implements income tax reduction.

   Sectors Certain areas of potential investment concentration present unique risks. In 1998, $815.5 million or 22% of Maryland tax-exempt debt was issued in the Health Care sector by public or nonprofit hospitals. A significant portion of the Funds' assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of some hospitals. All hospitals are dependent on third party reimbursement mechanisms. At the present time, Maryland hospitals operate under a system in which reimbursement is determined by a State-administered set of rates and charges that applies to all payors. A federal waiver allows this system to be applied to Medicare reimbursement as well rather than the Federal Diagnosis-Related Group (DRG) system required elsewhere. In order to maintain this Medicare waiver, the cumulative rate of increase in Maryland hospital charges since the base year 1980 must remain below that of US hospitals overall. From 1983 through 1992, the rate of increase for Maryland hospitals was below the national average; for the six years from 1993 through 1998, Maryland hospital costs have grown faster than the national rate, although the cumulative rate of increase since the base year is still below the national average. Any loss of the Medicare waiver in the future may have an adverse impact upon the credit quality of Maryland hospitals.

   The Fund may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuer's financial performance. Such risks include unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation of the industry.

   The Fund may invest in private activity bond issues for corporate and nonprofit borrowers. These issues sold through various governmental conduits, are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied.



               RISK FACTORS ASSOCIATED WITH A NEW JERSEY PORTFOLIO

   The Fund's concentration in the debt obligations of one state carries a higher risk than a portfolio that is more geographically diversified. In addition to State of New Jersey general obligations and state agency issues, the Fund will invest in local bond issues, lease obligations and revenue bonds, the credit quality and risk of which will vary according to each security's own structure and underlying economics.

   Debt The State of New Jersey and its local governments issue two basic types of debt, with varying degrees of credit risk: general obligation bonds backed by the unlimited taxing power of the issuer and revenue bonds secured by specific pledged fees or charges for a related project. In 1998, $8.7 billion in state and local debt was issued in New Jersey, a 4% decrease from the previous year. Of this total amount, approximately 31% represented general obligation debt and 69% revenue bonds. Included within the revenue bond sector are tax-exempt lease obligations that are subject to annual appropriations of a governmental body, usually with no implied tax or specific revenue pledge. Debt issued in 1998 was for a wide variety of public purposes, including health care, education, and transportation.

   The State of New Jersey had approximately $3.6 billion in general obligation bonds outstanding as of June 30, 1998. General obligation debt of the State is rated Aa1 by Moody's, AA+ by S&P, and AA+ by Fitch.

   Many agencies of the State government are authorized to borrow money under legislation which expressly provides that the loan obligations shall not be deemed to constitute debt or a pledge of the faith and credit of the State. The New Jersey Economic Development Authority, New Jersey Building Authority, New Jersey Educational Facilities Authority, New Jersey Sports and Exposition Authority, and New Jersey Transportation Trust Fund Authority have outstanding bonds of this type.

   Economy The State has recovered from the recession of the early 1990's. New Jersey's large and diverse economy had the best two year period of economic growth from 1997-1998 since 1987-1988. However, employment growth in 1997-1998 was slightly lower than national growth rates. New Jersey may narrow the employment growth gap further, but is expected to remain below national growth levels. New Jersey personal income growth was stronger than the national average. Per capita income in 1997 was also very strong at approximately 128% of the nation. Real Gross State Product increased about 3.5% in 1998, the highest growth in 10 years. For the duration of 1999, New Jersey's economy is expected to track the national economy with a possible slowdown by the middle to end of the year.

   Financial To a large degree, the risk of the portfolio is dependent on the financial strength of the State of New Jersey and its localities. The State of New Jersey had General Fund operating deficits in the 1996 and 1997 Fiscal Years, but in Fiscal Year 1998 the State reported a $130 million surplus. The surplus caused the general fund balance to increase to $1.8 billion and unreserved funds to increase to $905 million (5% of general revenues). In 1998 and in the current 1999 Fiscal Year the State has benefited from stronger than expected revenue growth. A recent initiative that may have an affect on the State's financial condition is the Governor's proposed property tax rebate program. The program is projected to cost $200 million per year over five years for a total of $1 billion.

   Sectors Certain areas of potential investment concentration present unique risks. In 1998, 20% of New Jersey tax-exempt debt was issued in the Health Care sector by public or nonprofit hospitals. A significant portion of the Fund's assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of many hospitals. While each hospital bond issue is separately secured by the individual hospital's revenues, third-party reimbursement sources such as the federal Medicare or Medicaid programs and private insurers are common to all hospitals. To the extent these payors reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and acquisitions have accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved.

   The Fund may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuer's financial performance. Such risks include delay in construction and operation due to increased regulation, unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. In addition, financial performance of electric utilities may be impacted by increased competition and deregulation in the industry.

   The Fund may invest in private activity bond issues for corporate and nonprofit borrowers. These issues sold through government conduits, such as the New Jersey Economic Development Authority and various local issuers, are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied. In the past, a number of New Jersey Economic Development Authority issues have defaulted as a result of borrower financial difficulties. A number of counties and utility authorities in the state have issued several billion dollars of bonds to fund incinerator projects and solid waste projects. A federal decision striking down New Jersey's system of solid waste flow control increases the potential risk of default absent a legislative solution, or some form of subsidy by local or State governments.



                RISK FACTORS ASSOCIATED WITH A NEW YORK PORTFOLIO
   The Funds' concentration in the debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to state general obligation bonds and notes and the debt of various state agencies, the Fund will invest in local bond issues, lease obligations and revenue bonds, the credit quality and risk of which will vary according to each security's own structure and underlying economics.

   The Funds' ability to maintain a high level of "triple-exempt" income is primarily dependent upon the ability of New York issuers to continue to meet debt service obligations in a timely fashion. In 1975 the State, New York City, and other related issuers experienced serious financial difficulties that ultimately resulted in much lower credit ratings and loss of access to the public debt markets. A series of fiscal reforms and an improved economic climate allowed these entities to return to financial stability by the early 1980s. Credit ratings were reinstated or raised and access to the public credit markets was restored. During the early 1990s, the State and City confronted renewed fiscal pressure, as the region suffered moderate economic decline. Conditions began to improve in 1993, though below average economic performance and tight budgetary conditions persisted. Both entities experienced financial relief in fiscal 1997 because of the strong national economy, a robust financial services sector, and vigilant spending control. The State and City continue to face challenging budgets while they attempt to adjust spending levels and priorities.

   New York State


   The State, its agencies, and local governments issued $36.5 billion in long-term municipal bonds in 1997, a 32% increase from the previous year. As of March 31, 1998, total State-related bonded debt was projected to be $34.7 billion, of which $4.7 billion was general obligation debt and $29.7 billion was financed under lease-purchase or other contractual obligations. In addition, the State had $293 million in bond anticipation notes outstanding. Since 1993, the State has not issued Tax and Revenue Anticipation Notes (TRANs) terminating the practice of annual seasonal borrowing which had occurred since 1952. As of June 1, 1998, the State's general obligation bonds were rated A2 by Moody's, A by S&P and A+ by Fitch. All general obligation bonds must be approved by the voters prior to issuance.

   The fiscal stability of the State is also important for numerous authorities which have responsibilities for financing, constructing, and operating revenue-producing public benefit facilities. As of September 30, 1997, there were 17 authorities that had aggregate debt outstanding, including refunding bonds, of $846.

   The authorities most reliant upon annual direct State support include the Metropolitan Transit Authority (MTA), the Urban Development Authority (UDC), and the New York Housing Finance Agency (HFA). In February 1975, the UDC defaulted on approximately $1.0 billion of short-term notes. The default was ultimately cured by the creation of the Project Finance Authority (PFA), through which the State provided assistance to the UDC, including support for debt service. Since then, there have been no additional defaults by State authorities although substantial annual assistance is required by the MTA and the HFA in particular.

   Subsequent to the fiscal crisis of the mid-70s, New York State maintained balanced operations on a cash basis, although by 1992 it had built up an accumulated general fund deficit of over $6 billion on a "Generally Accepted Accounting Principles" (GAAP) basis. This deficit consisted mainly of overdue tax refunds and payments due localities.


   To resolve its accumulated general fund deficit the State established the Local Government Assistance Corporation (LGAC) in 1990. A total of $5.2 billion in LGAC bonds have been issued. The proceeds of these bonds were used to provide the State's assistance to localities and school districts, enabling the State to reduce its accumulated general fund deficit. State short-term borrowing requirements, which peaked at a record $5.9 billion in fiscal 1991, have been reduced to zero. Due to a strong wall street performance and a booming economy, New York ended fiscal 1998 with an accumulated surplus of $567 million. The adopted budget for fiscal 1996 included a multi-year tax reduction plan which lowers the maximum personal income tax rate from 7.875 to 6.85%. The original budget proposal for the fiscal year ended March 31,1997, included a multi-year personal income tax rate cut and emphasized cost control to balance against the effects of a weak economy. Because of strong growth in personal income and business taxes, fiscal year 1998 ended with an operating surplus of $1.8 billion, which will helped smooth budget balancing efforts for fiscal year 1999. Fiscal year 1998 is estimated to have ended with another large operating surplus.

   New York State has a large, diversified economy which has witnessed a basic shift away from manufacturing toward service sector employment. In 1997, per capita income in New York State was $30,752, 20% above the national average. Like most northeastern states, New York suffered a population loss during the 1970s. However, during the 1980s that trend reversed and population increased slightly, standing at 18,175,301 in 1998. During 1990-1992, the State experienced a slowing of economic growth evidenced by the loss of 425,000 jobs. Conditions have improved with non-farm employment growing by an average of 0.9% between 1994 and 1998, well below the national average. Such economic trends are important as they influence the growth or contraction of State revenues available for operations and debt service.

   New York City

   The financial problems of New York City were acute between 1975 and 1979, highlighted by a payment moratorium on the City's short-term obligations. In the subsequent decade, the City made a significant recovery. The most important contribution to the City's fiscal recovery was the creation of the Municipal Assistance Corporation for the City of New York (MAC). Backed by sales, use, stock transfer, and other taxes, MAC issued bonds and used the proceeds to purchase City bonds and notes. Although the MAC bonds met with reluctance by investors at first, the program has proven to be very successful.


   Much progress has been made since the fiscal crisis of 1975. By 1981, the City achieved a budget balanced in accordance with Generally Accepted Accounting Principles (GAAP) and has continued to generate small surpluses on an operating basis. By 1983, the City eliminated its accumulated General Fund deficit and as of the fiscal year ending June 30, 1998, had a total General Fund balance of $378 million. Although the City continues to finance its seasonal cash flow needs through public borrowings, the total amount of these borrowings has not exceeded 10% of any year's revenues and all have been repaid by the end of the fiscal year.

   As of May 1, 1999 the City's general obligation bonds are rated A3 by Moody's, A- by S&P and A by Fitch. S&P has listed the City's rating on positive credit watch.

   While New York City sustained a decade long record of relative financial stability, during the 1990s budgetary pressures have been evident. Its major revenue sources, income and sales taxes, were slowed and a downturn in the real estate market reduced property tax revenues. Nonetheless, the City concluded the 1999 fiscal year with an operating surplus of $1.66 billion. The City's finances have been bolstered by strong tax receipts growth, fueled by strong financial markets over the last several years. Revenues and expenditures for the 1999 fiscal year were balanced in accordance with GAAP for the nineteenth consecutive year. New York City remains exposed to future budget pressure should there be a sharp down turn in the financial services sector, though it has established a budget stabilization account for contingency.

   Long Island and LILCO

   The Long Island Lighting Company (LILCO) was the single largest property taxpayer in both Nassau and Suffolk Counties. LILCO experienced substantial financial difficulty primarily arising from problems related to its completed but unlicensed 809 megawatt Shoreham Nuclear Power Facility located in Suffolk County. In 1986, the State Legislature created the Long Island Power Authority (LIPA) and ownership of the Shoreham Plant was subsequently transferred to LIPA for one dollar in exchange for certain rate benefits to LILCO.

   As requested by the Governor, LIPA proposed a plan to restructure LILCO, reduce rates on Long Island and provide a framework for long-term competition in power production. Included in the plan would be a settlement of the Suffolk County tax liability. With the issuance of $7 billion in debt, LIPA will purchase LILCO common stock, acquire or redeem certain preferred stock and outstanding debt, and fund the cost of certain rebates and credits to LIPA's customers. With these purchases, LIPA would acquire LILCO's electric transmission and distribution system, its 18% ownership interest in the Nine Mile Point 2 nuclear plant and the regulatory asset of Shoreham. In May 1998, LIPA sold its first two series of bonds amounting to $4.9 billion. This allowed for the acquisition of LILCO by LIPA and a merger of the remaining portions of the former LILCO business with Keyspan Energy to form Marketspan Corp. LIPA will now be the provider of retail electric service throughout most of Long Island.


   Sectors Certain areas of potential investment concentration present unique risks. In 1998, $4.6 billion of tax-exempt debt issued in New York was for public or nonprofit hospitals. A significant portion of the Fund's assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of many hospitals. While each hospital bond issue is separately secured by the individual hospital's revenues, third-party reimbursement sources such as the federal Medicare and state Medicaid programs or private insurers are common to all hospitals. To the extent these third-party payors reduce reimbursement levels, the individual hospitals may be affected. The state's support for Medicaid and health services has slowed over the last several years. In 1997 health care reform was implemented. Under the new system, hospitals are permitted to negotiate inpatient payment rates with private payors. In addition, the federal balanced budget act of 1997 contains provisions to reduce Medicare expenditures. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions.

   The Funds may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuers' financial performance. Such risks include unexpected outages or plan shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation in the industry.

   The Funds may invest in private activity bond issues for corporate and nonprofit borrowers. These issues sold through various governmental conduits, are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied. This category accounted for 9.8% of the tax-exempt debt issued in New York during 1997.

                RISK FACTORS ASSOCIATED WITH A VIRGINIA PORTFOLIO

   The Funds' concentration in the debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to Commonwealth of Virginia general obligations and agency issues, the Fund will invest in local bond issues, lease obligations and revenue bonds, the credit quality and risk of which will vary according to each security's own structure and underlying economics.

   Debt The Commonwealth of Virginia and its local governments issued $5.8 billion of municipal bonds in 1998, including general obligation debt backed by the unlimited taxing power of the issuer and revenue bonds secured by specific pledged fees or charges for an enterprise or project. Included within the revenue bond category are tax-exempt lease obligations that are subject to annual appropriations of a governmental body to meet debt service, usually with no implied tax or specific revenue pledge. Debt issued in 1998 was for a wide variety of public purposes, including transportation, housing, education, health care, and industrial development.

   As of June 30, 1998, the Commonwealth of Virginia had $1.1 billion outstanding general obligation bonds secured by the Commonwealth's revenue and taxing power, a modest amount compared to many other states. Under state law, general obligation debt is limited to 1.15 times the average of the preceding three years' income tax and sales and use tax collections. The Commonwealth's outstanding general obligation debt is well below that limit and over 90% of the debt service is actually met from revenue producing capital projects such as universities and toll roads.

   The Commonwealth also supports $2.6 billion in debt issued by the Virginia Public Building Authority, the Virginia College Building Authority, the Virginia Biotechnology Research Park Authority, the Virginia Port Authority, and the Innovative Technology Authority for transportation purposes. These bonds are not backed by the full faith and credit of the Commonwealth but instead, are subject to annual appropriations from the Commonwealth's General Fund.

   In addition to the Commonwealth and public authorities described above, an additional $8.0 billion in bonds has been issued by special public authorities in Virginia that are not obligations of the Commonwealth. These bonds include debt issued by the Virginia Education Loan Authority, the Virginia Public School Authority, the Virginia Resources Authority, and the Virginia Housing Development Authority.

   Economy The Commonwealth of Virginia has a population of approximately 6.8 million, making it the twelfth largest state. Since the 1930s the Commonwealth's population has grown at a rate near or exceeding the national average. Stable to strong economic growth during the 1980s was led by the northern Virginia area outside of Washington, D.C. where approximately 30% of the Commonwealth's population is concentrated. The next largest metropolitan area is the Norfolk-Virginia Beach-Newport News area, followed by the Richmond-Petersburg area, including the Commonwealth's capital of Richmond. The Commonwealth's economy is broadly based, with a large concentration in service and governmental jobs, followed by manufacturing. Virginia has significant concentrations of high technology employers, with nearly 150,000 people employed in 3,900 establishments. Per capita income exceeds national averages while unemployment figures have consistently tracked below national averages.

   Financial To a large degree, the risk of the portfolio is dependent on the financial strength of the Commonwealth of Virginia and its localities. Virginia is rated Triple-A by Moody's, S&P and Fitch. The Commonwealth's budget is prepared on a biennial basis. From 1970 through 1998 the General Fund showed a positive balance for all of its two-year budgetary periods. The national recession and its negative effects on Virginia's personal income tax collections did, however, force the Commonwealth to draw down its General Fund balances to a deficit position in 1992. Spending cuts and improved economic conditions allowed for positive operations from 1993 on. The Commonwealth posted a budgetary surplus for fiscal years 1995 to 1998 despite federal retiree settlements and other transfers. On June 30, 1998, the unreserved general fund balance, including a revenue stabilization account, totaled $970 million.

   A significant portion of the Funds' assets is expected to be invested in the debt obligations of local governments and public authorities with investment grade ratings of BBB or higher. While local governments in Virginia are primarily reliant on independent revenue sources, such as property taxes, they are not immune to budget shortfalls caused by cutbacks in State aid. Likewise, certain enterprises such as toll roads or hospitals may be affected by changes in economic activity.

   Sectors Certain areas of potential investment concentration present unique risks. A significant portion of the Fund's assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of many hospitals. While each hospital bond issue is separately secured by the individual hospital's revenues, third-party reimbursement sources such as the federal Medicare and state Medicaid programs or private insurers are common to all hospitals. To the extent these payors reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved.

   The Funds may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuers' financial performance. Such risks include unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief.

   The Funds may invest in private activity bond issues for corporate and nonprofit borrowers. These issues sold through various governmental conduits, are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied.

   All Funds

   Puerto Rico From time to time the Funds invest in obligations of the Commonwealth of the Puerto Rico and its public Corporations which are exempt form general state and city or local income taxes. The majority of the Commonwealth's debt is issued by the major public agencies that are responsible for many of the island's public functions, such as water, wastewater, highways, telecommunications, education and public construction. As of January 31, 1999, public sector debt issued by the Commonwealth and its public corporations totaled $21.3 billion.

   Since the 1980's Puerto Rico's economy and financial operations have paralleled the economic cycles of the United States. The island's economy, particularly the manufacturing sector has experienced substantial gains in employment. Much of these economic gains are attributable in part to favorable treatment under Section 936 of the Federal Internal Revenue Code for United States corporations doing business in Puerto Rico. The number of persons employed in Puerto Rico during Fiscal Year 1998 reached 1.1 million people. The number of unemployed citizens, however, remains high at 13.7 percent.

   Debt ratios for the Commonwealth remain high as it assumes much of the responsibility for the local infrastructure. Sizable infrastructure programs are ongoing to upgrade the island's water, sewer and road systems. The Commonwealth's general obligations debt is secured by a first lien on revenues. The Commonwealth has maintained a fiscal policy which seeks to correlate the growth in spending with the growth of the economic base available to service that debt. Between fiscal years 1994 and 1998, however the debt increased 46% while gross product rose 36%. Short term debt remains a modest 11.7% of total debt outstanding as of January 31, 1999. The maximum annual debt service requirement on Commonwealth general obligation debt totals 9.7% of governmental revenues for Fiscal Year 1998. This is well below the 15% limit imposed by the Commonwealth of Puerto Rico.

   The fiscal year 1994 budget was balanced with an increase in the tollgate tax on Section 936 companies and improved revenue collections, which enabled the Commonwealth to record a strong turnaround in the General Fund balance to $309 million (6,8% of general fund expenses). A General fund balance of $324 million was recorded for the end of fiscal year 1998.

   The Commonwealth's economy remains vulnerable to changes in oil prices, American trade, foreign policy, levels of foreign assistance and natural disasters. On September 21, 1998, Puerto Rico was directly hit by Hurricane Georges, which caused extensive public and private damage. Despite the overall destructiveness of the storm, the net impact may have been positive, as aid from the Federal Emergency Management Agency and insurers is estimated to exceed $3 billion.

   Per capita income levels, while being the highest in the Caribbean, lag far behind the United States. In 1997 legislation was introduced proposing a mechanism to permanently settle the political relationship with the United States. In March 1998, the U.S. House of Representatives voted in favor of a political status act that includes a referendum and a 10-year transition plan. A referendum held in December of 1998 resulted in an ambiguous outcome to the status question. Of the voting options available, a majority of voters opted for the choice labeled "None of the Above." While there are various interpretations to this result, it remains clear that no definite resolution to the status issue is anticipated in the near future.

   For many years U.S. companies operating in Puerto Rico were eligible to receive a special tax credit available under Section 936 of the federal tax code, which helped spur significant expansion in capital intensive manufacturing activity. Federal tax legislation was passed in 1993 which revised the tax benefits received by U.S. corporations (Section 936 firms) that operate manufacturing facilities in Puerto Rico. The legislation provides these firms with two options: a 5 year phased reduction of the income based tax credit to 40% of the preciously allowable credit or the conversion to a wage based standard, allowing a tax credit for the first 60% of qualified compensation paid to employees as defined in the IRS Code. Studies indicate that there have been no reductions in the economic growth rate or employment in industries which were expected to be impacted by the 1993 amendments. In 1996, amendments were signed into law to phase out the tax credit over a 10 year period for existing claimants and to eliminate it for corporations without established operations after October 1995. At present, it is difficult to forecast what the short and long-term effects of a phase out of the Section 936 credit would have on the Puerto Rican economy.

   A final risk factor with Commonwealth is the large amount of unfunded pension liabilities. The two main public pension systems are largely unfunded. The employees retirement system has an unfunded liability of $6 billion and the teachers retirement system has an unfunded liability of $1 billion. The government is working to resolve the liability as evidenced by the use of a portion of the proceeds of a sale of the Puerto Rican Telephone Company to cover a portion of the fund's deficiency.



 INVESTMENT PROGRAM
 -------------------------------------------------------------------------------

                               Types of Securities

   Set forth below is additional information about certain of the investments described in the Fund's prospectus.


                              Municipal Securities

   Subject to the investment objectives and programs described in the prospectus and the additional investment restrictions described in this Statement of Additional Information, each Fund's portfolio may consist of any combination of the various types of municipal securities described below or other types of municipal securities that may be developed. The amount of each Fund's assets invested in any particular type of municipal security can be expected to vary.

   The term "municipal securities" means obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, as well as certain other persons and entities, the interest from which is exempt from federal, state, and/or city or local, if applicable, income tax. In determining the tax-exempt status of a municipal security, the Fund relies on the opinion of the issuer's bond counsel at the time of the issuance of the security. However, it is possible this opinion could be overturned, and as a result, the interest received by the Fund from such a security might not be exempt from federal income tax.

   Municipal securities are classified by maturity as notes, bonds, or adjustable rate securities.


                                 Municipal Notes

   Municipal notes generally are used to provide short-term operating or capital needs and generally have maturities of one year or less. Municipal notes include:

  . Tax Anticipation Notes Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, property, use and business taxes, and are payable from these specific future taxes.

  . Revenue Anticipation Notes Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as federal or state revenues available under the revenue sharing or grant programs.

  . Bond Anticipation Notes Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

  . Tax-Exempt Commercial Paper Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital need or as short-term financing in anticipation of longer-term financing.

  . Municipal Bonds Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. Two additional categories of potential purchases are lease revenue bonds and pre-refunded/escrowed to maturity bonds. Another type of municipal bond is referred to as an Industrial Development Bond.

  . General Obligation Bonds Issuers of general obligation bonds include states, counties, cities, towns, and special districts. The proceeds of these obligations are used to Fund a wide range of public projects, including construction or improvement of schools, public buildings, highways and roads, and general projects not supported by user fees or specifically identified revenues. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments. In many cases voter approval is required before an issuer may sell this type of bond.

  . Revenue Bonds The principal security for a revenue bond is generally the net revenues derived from a particular facility, or enterprise, or in some cases, the proceeds of a special charge or other pledged revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Revenue bonds are sometimes used to finance various privately operated facilities provided they meet certain tests established for tax-exempt status.

   Although the principal security behind these bonds may vary, many provide additional security in the form of a mortgage or debt service reserve Fund. Some authorities provide further security in the form of the state's ability (without obligation) to make up deficiencies in the debt service reserve Fund. Revenue bonds usually do not require prior voter approval before they may be issued.

  . Lease Revenue Bonds Municipal borrowers may also finance capital improvements or purchases with tax-exempt leases. The security for a lease is generally the borrower's pledge to make annual appropriations for lease payments. The lease payment is treated as an operating expense subject to appropriation risk and not a full faith and credit obligation of the issuer. Lease revenue bonds are generally considered less secure than a general obligation or revenue bond and often do not include a debt service reserve Fund. To the extent the Fund's Board determines such securities are illiquid, they will be subject to the Fund's limit on illiquid securities. There have also been certain legal challenges to the use of lease revenue bonds in various states.

   The liquidity of such securities will be determined based on a variety of factors which may include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and
   (5) the rating assigned to the obligation by an established rating agency or
   T. Rowe Price.


  . Pre-refunded/Escrowed to Maturity Bonds Certain municipal bonds have been refunded with a later bond issue from the same issuer. The proceeds from the later issue are used to defease the original issue. In many cases the original issue cannot be redeemed or repaid until the first call date or original maturity date. In these cases, the refunding bond proceeds typically are used to buy U.S. Treasury securities that are held in an escrow account until the original call date or maturity date. The original bonds then become "pre-refunded" or "escrowed to maturity" and are considered as high-quality investments. While still tax-exempt, the security is the proceeds of the escrow account. To the extent permitted by the SEC and the Internal Revenue Service, a Fund's investment in such securities refunded with U.S. Treasury securities will, for purposes of diversification rules applicable to the Fund, be considered as an investment in the U. S. Treasury securities.

  . Private Activity Bonds Under current tax law all municipal debt is divided broadly into two groups: governmental purpose bonds and private activity bonds. Governmental purpose bonds are issued to finance traditional public purpose projects such as public buildings and roads. Private activity bonds may be issued by a state or local government or public authority but principally benefit private users and are considered taxable unless a specific exemption is provided.

   The tax code currently provides exemptions for certain private activity bonds such as not-for-profit hospital bonds, small-issue industrial development revenue bonds and mortgage subsidy bonds, which may still be issued as tax-exempt bonds. Some, but not all, private activity bonds are subject to alternative minimum tax.

  . Industrial Development Bonds Industrial development bonds are considered
   Municipal Bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.


                           Adjustable Rate Securities

   Municipal securities may be issued with adjustable interest rates that are reset periodically by pre-determined formulas or indexes in order to minimize movements in the principal value of the investment. Such securities may have long-term maturities, but may be treated as a short-term investment under certain conditions. Generally, as interest rates decrease or increase, the potential for capital appreciation or depreciation on these securities is less than for fixed-rate obligations. These securities may take the following forms:


       Variable Rate Securities Variable rate instruments are those whose terms provide for the adjustment of their interest rates on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. Subject to the provisions of Rule 2a-7 under the 1940 Act, (1) a variable rate instrument, the principal amount of which is scheduled to be paid in 397 days or less, is deemed to have a maturity equal to the period remaining until the next readjustment of the interest; (2) a variable rate instrument which is subject to a demand feature which entitles the purchaser to receive the principal amount of the underlying security or securities either (i) upon notice of usually 30 days, or (ii) at specified intervals not exceeding 397 days and upon no more than 30 days notice is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; and (3) an instrument that is issued or guaranteed by the U.S. government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. Should the provisions of Rule 2a-7 change, the funds will determine the maturity of these securities in accordance with the amended provisions of such rule.

       Floating Rate Securities Floating rate instruments are those whose terms provide for the adjustment of their interest rates whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Subject to the provisions of Rule 2a-7 under the 1940 Act, (1) the maturity of a floating rate instrument is deemed to be the period remaining until the date (noted on the face of the instrument) on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made; and (2) floating rate instruments with demand features are deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. Should the provisions of Rule 2a-7 change, the funds will determine the maturity of these securities in accordance with the amended provisions or such rule.

       Put Option Bonds Long-term obligations with maturities longer than one year may provide purchasers an optional or mandatory tender of the security at par value at predetermined intervals, often ranging from one month to several years (e.g., a 30-year bond with a five-year tender period). These instruments are deemed to have a maturity equal to the period remaining to the put date.

       Participation Interests The Funds may purchase from third parties participation interests in all or part of specific holdings of municipal securities. The purchase may take different forms: in the case of short-term securities, the participation may be backed by a liquidity facility that allows the interest to be sold back to the third party (such as a trust, broker or bank) for a predetermined price of par at stated intervals. The seller may receive a fee from the Funds in connection with the arrangement.

       In the case of longer-term bonds, the Funds may purchase interests in a pool of municipal bonds or a single municipal bond or lease without the right to sell the interest back to the third party.

       The Funds will not purchase participation interests unless a satisfactory opinion of counsel or ruling of the Internal Revenue Service has been issued that the interest earned from the municipal securities on which the Funds holds participation interests is exempt from federal income tax to the Funds. However, there is no guarantee the IRS would treat such interest income as tax-exempt.

   Bond and Balanced Funds

  . Residual Interest Bonds are a type of high-risk derivative. The Funds may purchase municipal bond issues that are structured as two-part, residual interest bond and variable rate security offerings. The issuer is obligated only to pay a fixed amount of tax-free income that is to be divided among the holders of the two securities. The interest rate for the holders of the variable rate securities will be determined by an index or auction process held approximately every seven to 35 days while the bondholders will receive all interest paid by the issuer minus the amount given to the variable rate security holders and a nominal auction fee. Therefore, the coupon of the residual interest bonds, and thus the income received, will move inversely with respect to short-term, seven- to 35-day tax-exempt interest rates. There is no assurance that the auction will be successful and that the variable rate security will provide short-term liquidity. The issuer is not obligated to provide such liquidity. In general, these securities offer a significant yield advantage over standard municipal securities, due to the uncertainty of the shape of the yield curve (i.e., short-term versus long-term rates) and consequent income flows.

   Unlike many adjustable rate securities, residual interest bonds are not necessarily expected to trade at par and in fact present significant market risks. In certain market environments, residual interest bonds may carry substantial premiums or be at deep discounts. This is a relatively new product in the municipal market with limited liquidity to date.

  . Embedded Interest Rate Swaps and Caps In a fixed rate, long-term municipal bond with an interest rate swap attached to it, the bondholder usually receives the bond's fixed coupon payment as well as a variable rate payment that represents the difference between a fixed rate for the term of the swap (which is typically shorter than the bond it is attached to) and a variable rate, short-term municipal index. The bondholder receives excess income when short-term rates remain below the fixed interest rate swap rate. If short-term rates rise above the fixed income swap rate, the bondholder's income is reduced. At the end of the interest rate swap term, the bond reverts to a single fixed coupon payment. Embedded interest rate swaps enhance yields, but also increase interest rate risk.


   An embedded interest rate cap allows the bondholder to receive payments whenever short-term rates rise above a level established at the time of purchase. They normally are used to hedge against rising short-term interest rates. Both instruments may be volatile and of limited liquidity, and their use may adversely affect the Fund's total return.

   The Funds may invest in other types of derivative instruments as they become available.

   For the purpose of the Funds' investment restrictions, the identification of the "issuer" of municipal securities which are not general obligation bonds is made by the Funds' investment manager, T. Rowe Price, on the basis of the characteristics of the obligation as described above, the most significant of which is the source of Funds for the payment of principal and interest on such securities.

   There are, of course, other types of securities that are, or may become available, which are similar to the foregoing and the Funds may invest in these securities.

   All Funds


                             When-Issued Securities

   New issues of municipal securities are often offered on a when-issued basis; that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund will only make a commitment to purchase such securities with the intention of actually acquiring the securities. However, a Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Each Fund will maintain cash, high-grade marketable debt securities or other suitable cover with its custodian bank equal in value to commitments for when-issued securities. Such securities either will mature or, if necessary, be sold on or before the settlement date. Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a Fund remains fully invested or almost fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in its net asset value than if it solely set aside cash to pay for when-issued securities. In the case of the Money Fund, this could increase the possibility that the market value of the Fund's assets could vary from $1.00 per share. In addition, there will be a greater potential for the realization of capital gains, which are not exempt from federal income tax. When the time comes to pay for when-issued securities, a Fund will meet its obligations from then-available cash flow, sale of securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). The policies described in this paragraph are not fundamental and may be changed by a Fund upon notice to its shareholders.


   Bond, Balanced, and Growth Funds


                                    Forwards

   The Funds may purchase bonds on a when-issued basis with longer than standard settlement dates, in some cases exceeding one to two years. In such cases, the Funds must execute a receipt evidencing the obligation to purchase the bond on the specified issue date, and must segregate cash internally to meet that forward commitment. Municipal "forwards" typically carry a substantial yield premium to compensate the buyer for the risks associated with a long when-issued period, including: shifts in market interest rates that could materially impact the principal value of the bond, deterioration in the credit quality of the issuer, loss of alternative investment options during the when-issued period, changes in tax law or issuer actions that would affect the exempt interest status of the bonds and prevent delivery, failure of the issuer to complete various steps required to issue the bonds, and limited liquidity for the buyer to sell the escrow receipts during the when-issued period.


   All Funds (other than Tax-Efficient Balanced and Tax-Efficient Growth Funds)



                  Investment in Taxable Money Market Securities

   Although the Funds expect to be solely invested in municipal securities, for temporary defensive purposes they may elect to invest in the taxable money market securities listed below (without limitation) when such action is deemed to be in the best interests of shareholders. The interest earned on these money market securities is not exempt from federal income tax and may be taxable to shareholders as ordinary income.

  . U.S. Government Obligations Bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. government and differ mainly in the length of their maturities.

  . U.S. Government Agency Securities Issued or guaranteed by U.S.
   government-sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

  . Bank Obligations Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

  . Short-Term Corporate Debt Securities Short-term corporate debt securities rated at least AA by S&P, Moody's or Fitch.

  . Commercial Paper Paper rate A-2 or better by S&P, Prime-2 or better by Moody's, or F-2 or better by Fitch, or, if not rated, is issued by a corporation having an outstanding debt issue rated A or better by Moody's, S&P or Fitch and, with respect to the Money Fund, is of equivalent investment quality as determined by the Board of Directors/Trustees.


  . Determination of Maturity of Money Market Securities The Money Fund may only purchase securities which at the time of investment have remaining maturities of 397 calendar days or less. The other Funds may also purchase money market securities. In determining the maturity of money market securities, Funds will follow the provisions of Rule 2a-7 under the 1940 Act.

   Tax-Efficient Balanced and Tax-Efficient Growth Funds


                               Hybrid Instruments

   Hybrid Instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity, or a depository instrument (hereinafter "Hybrid Instruments"). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively "Underlying Assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

   Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful, and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

   The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

   Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

   Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.


   Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counter party of issuer of the Hybrid Instrument would be an additional risk factor which the Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

   The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund. Accordingly, the Fund will limit its investments in Hybrid Instruments to 10% of total assets. However, because of their volatility, it is possible that the Fund's investment in Hybrid Instruments will account for more than 10% of the Fund's return (positive or negative).


                        Illiquid or Restricted Securities

   Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Fund's Board of Directors/Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.


   Notwithstanding the above, the Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. T. Rowe Price, under the supervision of the Fund's Board of Directors/Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, T. Rowe Price will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, T. Rowe Price could consider the following: (1) frequency of trades and quotes; (2) number of dealers and potential purchases; (3) dealer undertakings to make a market; and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.



                                    Warrants

   The Fund may acquire warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.



 PORTFOLIO MANAGEMENT PRACTICES
 -------------------------------------------------------------------------------

   Bond, Balanced, and Growth Funds


                                Futures Contracts

   Futures contracts are a type of potentially high-risk derivative.

   Transactions in Futures

   The Fund may enter into futures contracts including stock index, interest rate, and currency futures ("futures" or "futures contracts").


   Tax-Efficient Balanced and Tax-Efficient Growth Funds

   The Tax-Efficient Balanced and Tax-Efficient Growth Funds may enter into futures contracts including stock index, interest rate, and currency futures ("futures or futures contracts"). The nature of such futures and the regulatory limitations and risks to which they are subject are the same as those described below.

   Stock index futures contracts may be used to provide a hedge for a portion of the Fund's portfolio, as a cash management tool, or as an efficient way for
   T. Rowe Price to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The Fund may purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Fund's portfolio successfully, the Fund must sell futures contacts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the Fund's portfolio securities.

   Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.


   Bond, Balanced, and Growth Funds

   The Fund will enter into futures contracts which are traded on national (and for the Tax-Efficient Balanced and Tax-Efficient Growth Funds, foreign) futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

   Regulatory Limitations

   If the Fund purchases or sells futures contracts or related options which do not qualify as bona fide hedging under applicable CFTC rules, the aggregate initial margin deposits and premium required to establish those positions cannot exceed 5% of the liquidation value of the Fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy, options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Board of Directors/Trustees without a shareholder vote and does not limit the percentage of the Fund's assets at risk to 5%.

   In instances involving the purchase of futures contracts or the writing of call or put options thereon by the Fund, an amount of cash, liquid assets, or other suitable cover as permitted by the SEC, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified by the Fund to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or identified accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


   If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Fund would comply with such new restrictions.

   Trading in Futures Contracts
   A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.


   Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, or liquid assets known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

   If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.


   These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

   Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

   As an example of an offsetting transaction in which the underlying instrument is not delivered, the contractual obligations arising from the sale of one contract of September Treasury bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of one contract of September Treasury bills on the same exchange. In such instance, the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.


   Tax-Efficient Balanced and Tax-Efficient Growth Funds

   For example, the S&P's 500 Stock Index is made up of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of futures contracts on the S&P 500 Index, the contracts are to buy or sell 250 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $37,500 (250 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash occurs. Over the life of the contract, the gain or loss realized by the Fund will equal the difference between the purchase (or sale) price of the contract and the price at which the contract is terminated. For example, if the Fund enters into a futures contract to buy 250 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $1,000 (250 units x gain of $4). If the Fund enters into a futures contract to sell 250 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $152 on that future date, the Fund will lose $500 (250 units x loss of $2).


               Special Risks of Transactions in Futures Contracts

  . Volatility and Leverage The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

   Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.


   Margin deposits required on futures trading are low. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.


  . Liquidity The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or short futures positions. The Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain.

   Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described next, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

  . Hedging Risk A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market or interest rate trends. There are several risks in connection with the use by the Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. T. Rowe Price will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.

   Successful use of futures contracts by the Fund for hedging purposes is also subject to T. Rowe Price's ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, T. Rowe Price believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that, if the Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

   In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets and, as a result, the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by T. Rowe Price might not result in a successful hedging transaction over a very short time period.


   Bond, Balanced, and Growth Funds

   The Fund may purchase and sell options on the same types of futures in which it may invest.

   Bond and Balanced Funds


                          Options on Futures Contracts

   The Fund might trade in municipal bond index option futures or similar options on futures developed in the future. In addition, the Fund may also trade in options on futures contracts on U.S. government securities and any U.S. government securities futures index contract which might be developed. In the opinion of T. Rowe Price, there is a high degree of correlation in the interest rate, and price movements of U.S. government securities and municipal securities. However, the U.S. government securities market and municipal securities markets are independent and may not move in tandem at any point in time.

   The Fund may purchase put options on futures contracts to hedge its portfolio of municipal securities against the risk of rising interest rates, and the consequent decline in the prices of the municipal securities it owns. The Funds will also write call options on futures contracts as a hedge against a modest decline in prices of the municipal securities held in the Fund's portfolio. If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium, thereby partially hedging against any decline that may have occurred in the Fund's holdings of debt securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be wholly or partially offset by the increase of the value of the securities in the Fund's portfolio which were being hedged.

   Writing a put option on a futures contract serves as a partial hedge against an increase in the value of securities the Fund intends to acquire. If the futures price at expiration of the option is above the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the debt securities the Fund intends to acquire. If the futures price when the option is exercised is below the exercise price, however, the Fund will incur a loss, which may be wholly or partially offset by the decrease in the price of the securities the Fund intends to acquire.

   Options (another type of potentially high-risk derivative) on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

   From time to time a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Fund and other T. Rowe Price Funds. Such aggregated orders would be allocated among the Fund and the other
   T. Rowe Price Funds in a fair and non-discriminatory manner.


   Tax-Efficient Balanced and Tax-Efficient Growth Funds

   As an alternative to writing or purchasing call and put options on stock index futures, the Fund may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts.


          Special Risks of Transactions in Options on Futures Contracts


   The risks described under "Special Risks in Transactions on Futures Contracts" are substantially the same as the risks of using options on futures. If the Fund were to write an option on a futures contract, it would be required to deposit and maintain initial and variation margin in the same manner as a regular futures contract. In addition, where the Fund seeks to close out an option position by writing or buying an offsetting option covering the same index, underlying instrument or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

   In addition, the correlation between movements in the price of options on futures contracts and movements in the price of the securities hedged can only be approximate. This risk is significantly increased when an option on a U.S. government securities future or an option on some type of index future is used as a proxy for hedging a portfolio consisting of other types of securities. Another risk is that the movements in the price of options on futures contract and the value of the call increases by more than the increase in the value of the securities held as cover, the Fund may realize a loss on the call which is not completely offset by the appreciation in the price of the securities held as cover and the premium received for writing the call.

   The successful use of options on futures contracts requires special expertise and techniques different from those involved in portfolio securities transactions. A decision of whether, when and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends. During periods when municipal securities market prices are appreciating, the Fund may experience poorer overall performance than if it had not entered into any options on futures contracts.

   General Considerations Transactions by the Fund in options on futures will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of contracts which the Fund may write or purchase may be affected by contracts written or purchased by other investment advisory clients of T. Rowe Price. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.


                    Additional Futures and Options Contracts

   Although the Fund has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.


    Federal Tax Treatment of Options, Futures Contracts, and Forward Foreign
                             Exchange Contracts

   Although the Fund invests almost exclusively in securities that generate income that is exempt from federal income taxes, the Fund may enter into certain option, futures, and foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles that are not exempt from such taxes. Therefore, use of the investment techniques described above could result in taxable income to shareholders of the Fund.

   Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Gains or losses recognized from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. The Fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

   Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

   Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital losses, if the security covering the option was held for more than 12 months prior to the writing of the option.

   In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

   As a result of the "Taxpayer Relief Act of 1997," entering into certain options, futures contracts, or forward contracts may result in the "constructive sale" of offsetting stocks or debt securities of the Fund.


                              Options on Securities

   Options are another type of potentially high-risk derivative.

   Bond and Money Funds

   The Funds have no current intention of investing in options on securities, although they reserve the right to do so. Appropriate disclosure would be added to the Funds' prospectus and Statement of Additional Information when and if the Funds decide to invest in options.

   Tax-Efficient Balanced and Tax-Efficient Growth Funds


                          Writing Covered Call Options

   The Fund may write (sell) American or European style "covered" call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in T. Rowe Price's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

   A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.


   The Fund generally will write only covered call options. This means that the Fund will either own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option. From time to time, the Fund will write a call option that is not covered as indicated above but where the Fund will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as permitted by the SEC having a value equal to the fluctuating market value of the optioned securities or currencies. While such an option would be "covered" with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the Fund to the risks of writing uncovered options.

   Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund generally will not do), but capable of enhancing the Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The Fund does not consider a security or currency covered by a call to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets. If the Fund writes and uncovered option as described above, it will bear the risk of having to purchase the security subject to the option at a price higher than the exercise price of the option. As the price of a security could appreciate substantially, the Fund's loss could be significant.

   The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, T. Rowe Price, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

   Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund will be able to effect such closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

   Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

   The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

   The Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering written call or put options exceeds 25% of the market value of the Fund's net assets. In calculating the 25% limit, the Fund will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.


                           Writing Covered Put Options

   The Fund may write American or European style covered put options and purchase options to close out options previously written by the Fund. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment to the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

   The Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as determined by the SEC, in an amount not less than the exercise price or the Fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.)

   The Fund would generally write covered put options in circumstances where T. Rowe Price wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

   The Fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Fund's net assets. In calculating the 25% limit, the Fund will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates.


                             Purchasing Put Options

   The Fund may purchase American or European style put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided next.

   The Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where T. Rowe Price deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

   The Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

   The Fund will not commit more than 5% of its assets to premiums when purchasing put and call options. The premium paid by the Fund when purchasing a put option will be recorded as an asset of the Fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

                             Purchasing Call Options

   The Fund may purchase American or European style call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided next.

   Call options may be purchased by the Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

   The Fund will not commit more than 5% of its assets to premiums when purchasing call and put options. The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.


                        Dealer (Over-the-Counter) Options

   The Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

   Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund's ability to sell portfolio securities or currencies at a time when such sale might be advantageous.


   The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The Fund may treat the cover used for written Over-the-Counter ("OTC") options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option.

                         Lending of Portfolio Securities

   Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities, within such period of time which coincides with the normal settlement period for purchases and sales of such securities in the respective markets. The Fund will not have the right to vote on securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by T. Rowe Price to be of good standing and will not be made unless, in the judgment of T. Rowe Price, the consideration to be earned from such loans would justify the risk.


                              Repurchase Agreements


   The Fund may enter into a repurchase agreement through which an investor (such as the Fund) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price's approved list and have a credit rating with respect to its short-term debt of at least A1 by S&P, P1 by Moody's, or the equivalent rating by T. Rowe Price. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The Fund will only enter into repurchase agreements where (1) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly, (2) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (3) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.


                          Reverse Repurchase Agreements

   Although the Fund has no current intention of engaging in reverse repurchase agreements, the Fund reserves the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a Fund is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund, subject to Investment Restriction (1). (See "Investment Restrictions.")

   All Funds


 INVESTMENT RESTRICTIONS
 -------------------------------------------------------------------------------
   Fundamental policies may not be changed without the approval of the lesser of
   (1) 67% of the Fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of a Fund's outstanding shares. Other restrictions in the form of operating policies are subject to change by the Fund's Board of Directors/Trustees without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund. Calculation of the Fund's total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the Fund's prospectus or Statement of Additional Information will not include cash collateral held in connection with securities lending activities.


                              Fundamental Policies

   As a matter of fundamental policy, the Fund may not:

   (1) Borrowing Borrow money except that the Fund may (i) borrow for non-leveraging, temporary or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Fund's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33/1//\\/3/\\% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Fund may borrow from banks, other Price Funds, or other persons to the extent permitted by applicable law;

   (2) Commodities Purchase or sell physical commodities; except that the Fund (other than the Money Funds) may enter into futures contracts and options thereon;

   (3) Industry Concentration Purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

   (4) Loans Make loans, although the Fund may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33/1//\\/3/\\% of the value of the Fund's total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities and purchase debt;


   (5) Percent Limit on Assets Invested in Any One Issuer (National, California, Tax-Efficient Balanced, and Tax-Efficient Growth Funds Only) Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities;

   (6) Percent Limit on Share Ownership of Any One Issuer (National, California, Tax-Efficient Balanced, and Tax-Efficient Growth Funds Only) Purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);


   (7) Real Estate Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

   (8) Senior Securities Issue senior securities except in compliance with the 1940 Act;


   (9) Taxable Securities (All Funds, except Tax-Efficient Balanced and Tax-Efficient Growth) During periods of normal market conditions, purchase any security if, as a result, less than 80% of the Fund's income would be exempt from federal, and if applicable, any state, city, or local income tax. Normally, the Fund will not purchase a security if, as a result, more than 20% of the Fund's income would be subject to the AMT; or

   (10) Underwriting Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.


                                      NOTES


       The following Notes should be read in connection with the above-described fundamental policies. The Notes are not fundamental policies.

       With respect to investment restriction (1), the Money Funds have no current intention of engaging in any borrowing transactions.

       With respect to investment restriction (2), the Fund does not consider currency contracts or hybrid investments to be commodities.

       For purposes of investment restriction (3), U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry. Industries are determined by reference to the classifications of industries set forth in the Fund's semiannual and annual reports. It is the position of the Staff of the SEC that foreign governments are industries for purposes of this restriction.


       For purposes of investment restriction (4), the Fund will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.


                               Operating Policies

   As a matter of operating policy, the Fund may not:

   (1) Borrowing Purchase additional securities when money borrowed exceeds 5% of its total assets;

   (2) Control of Portfolio Companies Invest in companies for the purpose of exercising management or control;


   (3) Equity Securities (All Funds except Tax-Efficient Balanced and Tax-Efficient Growth Funds) Purchase any equity security or security convertible into an equity security provided that the Fund (other than the Money Funds) may invest up to 10% of its total assets in equity securities which pay tax-exempt dividends and which are otherwise consistent with the Fund's investment objective and, further provided, that the Money Funds may invest up to 10% of its total assets in equity securities of other tax-free open-end money market funds;

   (4) Futures Contracts Purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Fund's net asset value;

   (5) Illiquid Securities Purchase illiquid securities if, as a result, more than 15% (10% for Money Funds) of its net assets would be invested in such securities;


   (6) Investment Companies Purchase securities of open-end or closed-end investment companies except (i) in compliance with the Investment Company Act of 1940; (ii) in the case of the Tax-Free Funds, only securities of other tax-free money market funds; or (iii) in the case of Tax-Efficient Balanced and Tax-Efficient Growth Funds, securities of the Reserve Investment or Government Reserve Investment Funds;

   (7) Margin Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and
       (ii) it may make margin deposits in connection with futures contracts or other permissible investments;

   (8) Mortgaging Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33/1//\\/3/\\% of the Fund's total assets at the time of borrowing or investment;

   (9) Oil and Gas Programs Purchase participations or other direct interests in, or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Fund would be invested in such programs;

   (10) Options, etc. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;

   (11) Short Sales Effect short sales of securities; or


   (12) Warrants Invest in warrants if, as a result thereof, more than 2% (for the Summit Income Funds) or 2% (for the Summit Municipal Funds) of the value of the net assets of the Fund would be invested in warrants.


                                      NOTES

       With respect to investment restriction (6), the Funds have no current intention of purchasing the securities of other investment companies. Duplicate fees could result from any such purchases.



 MANAGEMENT OF THE FUNDS
 -------------------------------------------------------------------------------

   The officers and directors/trustees of the Fund are listed below. Unless otherwise noted, the address of each is 100 East Pratt Street, Baltimore, Maryland 21202. Except as indicated, each has been an employee of T. Rowe Price for more than five years. In the list below, the Fund's directors/trustees who are considered "interested persons" of T. Rowe Price as defined under Section 2(a)(19) of the 1940 Act are noted with an asterisk (*). These directors/trustees are referred to as inside directors by virtue of their officership, directorship, and/or employment with T. Rowe Price.


                         Independent Directors/Trustees

   All Funds except Tax-Efficient Balanced Fund


   CALVIN W. BURNETT, PH.D., 3/16/32, President, Coppin State College; Director, Maryland Chamber of Commerce and Provident Bank of Maryland; Former President, Baltimore Area Council Boy Scouts of America; Vice President, Board of Directors, The Walters Art Gallery; Address: 2500 West North Avenue, Baltimore, Maryland 21216

   ANTHONY W. DEERING, 1/28/45, Director, Chairman of the Board, President and Chief Operating Officer, The Rouse Company, real estate developers, Columbia, Maryland; Advisory Director, Kleinwort, Benson (North America) Corporation, a registered broker-dealer; Address: 10275 Little Patuxent Parkway, Columbia, Maryland 21044

   F. PIERCE LINAWEAVER, 8/22/34, President, F. Pierce Linaweaver & Associates, Inc.; Consulting Environmental & Civil Engineer(s); formerly Executive Vice President, EA Engineering, Science, and Technology, Inc., and President, EA Engineering, Inc., Baltimore, Maryland; Address: Green Spring Station, 2360 West Joppa Road, Suite 224, Lutherville, Maryland 21093

   JOHN G. SCHREIBER, 10/21/46, President, Schreiber Investments, Inc., a real estate investment company; Director, AMLI Residential Properties Trust and Urban Shopping Centers, Inc.; Partner, Blackstone Real Estate Partners, L.P.; Director and formerly Executive Vice President, JMB Realty Corporation, a national real estate investment manager and developer; Address: 1115 East Illinois Road, Lake Forest, Illinois 60045

   Tax-Efficient Balanced Fund


   DONALD W. DICK, JR., 1/27/43, Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm; formerly (5/89-6/95) Principal, Overseas Partners, Inc., a financial investment firm; formerly (6/65-3/89) Director and Vice President; Consumer Products Division, McCormick & Company, Inc., international food processors; Director, Waverly, Inc., Baltimore, Maryland; Address: 925 Cleveland Street, #177, Greenville, South Carolina 29601

   DAVID K. FAGIN, 4/9/38, Chairman and Chief Executive Officer, Western Exploration and Development, Ltd.; Director Golden Star Resources Ltd. and Miranda Mining Development Corporation; formerly (1986-7/ 91) President, Chief Operating Officer and Director, Homestake Mining Company; Address: 1700 Lincoln Street, Suite 4710, Denver, Colorado 80203

   HANNE M. MERRIMAN, 11/16/41, Retail business consultant; formerly President and Chief Operating Officer (1991-92), Nan Duskin, Inc., a women's specialty store, Director (1984-90) and Chairman (1989-90) Federal Reserve Bank of Richmond, and President and Chief Executive Officer (1988-89), Honeybee, Inc., a division of Spiegel, Inc.; Director, Central Illinois Public Service Company, CIPSCO Incorporated, Finlay Enterprises, Inc., The Rouse Company, State Farm Mutual Automobile Insurance Company and USAir Group, Inc.;
   Address: 3201 New Mexico Avenue, N.W., Suite 350, Washington, D.C. 20016

   HUBERT D. VOS, 8/2/33, President, Stonington Capital Corporation, a private investment company; Address: 1114 State Street, Suite 247, P.O. Box 90409, Santa Barbara, California 93190-0409

   PAUL M. WYTHES, 6/23/33, Founding General Partner, Sutter Hill Ventures, a venture capital limited partnership, providing equity capital to young high technology companies throughout the United States; Director, Teltone Corporation, Interventional Technologies Inc. and Stuart Medical, Inc.;
   Address: 755 Page Mill Road, Suite A200, Palo Alto, California 94304-1005


                                    Officers


   HENRY H. HOPKINS, 12/23/42, Vice President-Vice President, Price-Fleming and
   T. Rowe Price Retirement Plan Services, Inc.; Director and Managing Director,
   T. Rowe Price; Vice President and Director, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc. and T. Rowe Price Trust Company

   PATRICIA S. LIPPERT, 1/12/53, Secretary-Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

   CARMEN F. DEYESU, 8/1/41, Treasurer-Vice President, T. Rowe Price, T. Rowe Price Services, Inc., and T. Rowe Price Trust Company

   DAVID S. MIDDLETON, 1/18/56, Controller-Vice President, T. Rowe Price and T. Rowe Price Trust Company

   INGRID I. VORDEMBERGE, 9/27/35, Assistant Vice President-Employee, T. Rowe Price

   California and State Tax-Free Trusts




  * WILLIAM T. REYNOLDS, 5/26/48, Chairman of the Board -Director and Managing Director, T. Rowe Price; Chartered Financial Analyst





  * JAMES S. RIEPE, 6/25/43, Trustee and Vice President -Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price; Chairman of the Board,
   T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Retirement Plan Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation





  * M. DAVID TESTA, 4/22/44, Trustee -Chairman of the Board and Director, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst



   MARY J. MILLER, 7/19/55, President -Managing Director, T. Rowe Price




   JANET G. ALBRIGHT, 3/31/57, Vice President -Vice President, T. Rowe Price




   JEREMY N. BAKER, 2/27/68, Vice President -Employee, T. Rowe Price




   PATRICE BERCHTENBREITER ELY, 1/13/53, Vice President -Vice President, T. Rowe Price





   PATRICIA S. DEFORD, 9/29/57, Vice President -Vice President, T. Rowe Price





   CHARLES B. HILL, 9/22/61, Vice President -Vice President, T. Rowe Price

   JOSEPH K. LYNAGH, 6/9/58, Vice President (a)
   -Vice President, T. Rowe Price




   KONSTANTINE B. MALLAS, 5/26/63, Vice President -Vice President, T. Rowe Price



   EDWARD T. SCHNEIDER, 9/19/59, Vice President -Vice President, T. Rowe Price



   WILLIAM F. SNIDER, 9/16/69, Vice President -Vice President, T. Rowe Price




   C. STEPHEN WOLFE II, 4/5/59, Vice President -Vice President, T. Rowe Price


   State Tax-Free Trust Only




   MARCY M. LASH, 1/30/63, Vice President -Assistant Vice President and Municipal Credit Analyst, T. Rowe Price; (1998) formerly Assistant Vice President, underwriting, at Connie Lee Insurance Company





   HUGH D. MCGUIRK, 7/6/60, Vice President (a)
   -Vice President, T. Rowe Price




   GWENDOLYN G. WAGNER, 4/12/57, Vice President -Vice President and Economist,
   T. Rowe Price; Chartered Financial Analyst





   ROBERT A. DONAHUE, 11/8/64, Assistant Vice President -Assistant Vice President and Municipal Credit Analyst, T. Rowe Price; (1998) formerly Director of Policy Evaluation, District of Columbia Public Schools




   JULIE A. SALSBERY, 4/29/70, Assistant Vice President -Assistant Vice President and Fixed Income Trader, T. Rowe Price; (1997) formerly assistant portfolio manager/trader at Wainwright Asset Management

   Tax-Efficient Balanced Fund




  * JAMES A.C. KENNEDY, 8/17/53, Director and Vice President -Director and Managing Director, T. Rowe Price; Chartered Financial Analyst





  * JAMES S. RIEPE, 6/25/43, Director and President -Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price; Chairman of the Board,
   T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Retirement Plan Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation





  * M. DAVID TESTA, 4/22/44, Director -Chairman of the Board and Director, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst



   MARY J. MILLER, 7/19/55, Executive Vice President -Managing Director, T. Rowe Price




   DONALD J. PETERS, 7/3/59, Executive Vice President -Vice President, T. Rowe Price; formerly portfolio manager, Geewax Terker and Company





   STEPHEN W. BOESEL, 12/28/44, Vice President
   -Managing Director, T. Rowe Price; Vice President, T. Rowe Price Trust Company and T. Rowe Price Retirement Plan Services, Inc.



   HUGH D. MCGUIRK, 7/6/60, (a) Vice President-Vice President, T. Rowe Price



   WILLIAM T. REYNOLDS, 5/26/48,


   Vice President -Director and Managing Director, T. Rowe Price; Chartered Financial Analyst




   WILLIAM F. SNIDER, 9/16/69, Vice President -Vice President, T. Rowe Price


   WILLIAM J. STROMBERG, 3/10/60, Vice President

   -Managing Director, T. Rowe Price; Chartered Financial Analyst




   ARTHUR S. VARNADO, 6/1/60, Vice President -Vice President, T. Rowe Price


   J. JEFFREY LANG, 1/10/62, Assistant Vice President-Assistant Vice President,
   T. Rowe Price; Vice President, T. Rowe Price Trust Company

   Tax-Exempt Money Fund



  * WILLIAM T. REYNOLDS, 5/26/48, Chairman of the Board -Director and Managing Director, T. Rowe Price; Chartered Financial Analyst





  * JAMES S. RIEPE, 6/25/43, Director and Vice President -Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price; Chairman of the Board,
   T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Retirement Plan Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation




  * M. DAVID TESTA, 4/22/44, Director -Chairman of the Board and Director, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst



   PATRICE BERCHTENBREITER ELY, 1/13/53, President -Vice President, T. Rowe
   Price




   JANET G. ALBRIGHT, 3/31/57, Vice President -Vice President, T. Rowe Price




   JEREMY N. BAKER, 2/27/68, Vice President -Employee, T. Rowe Price



   PATRICIA S. DEFORD, 9/29/57, Vice President -Vice President, T. Rowe Price





   JOSEPH K. LYNAGH, 6/9/58, Vice President -Vice President, T. Rowe Price




   MARY J. MILLER, 7/19/55, Vice President -Managing Director, T. Rowe Price




   EDWARD T. SCHNEIDER, 9/19/59, Vice President -Vice President, T. Rowe Price





   C. STEPHEN WOLFE II, 4/5/59, Vice President -Vice President, T. Rowe Price



   Tax-Free High Yield Fund



  * WILLIAM T. REYNOLDS, 5/26/48, Chairman of the Board -Director and Managing Director, T. Rowe Price; Chartered Financial Analyst





  * JAMES S. RIEPE, 6/25/43, Director and Vice President -Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price; Chairman of the Board,
   T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Retirement Plan Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation





  * M. DAVID TESTA, 4/22/44, Director -Chairman of the Board and Director, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst



   WILLIAM F. SNIDER, 9/16/69, President -Vice President, T. Rowe Price



   PATRICIA S. DEFORD, 9/29/57, Executive Vice President -Vice President, T. Rowe Price



   JANET G. ALBRIGHT, 3/31/57, Vice President -Vice President, T. Rowe Price




   CHARLES B. HILL, 9/22/61, Vice President -Vice President, T. Rowe Price





   KONSTANTINE B. MALLAS, 5/26/63, Vice President -Vice President, T. Rowe Price




   HUGH D. MCGUIRK, 7/6/60, Vice President -Vice President, T. Rowe Price




   MARY J. MILLER, 7/19/55, Vice President -Managing Director, T. Rowe Price




   EDWARD T. SCHNEIDER, 9/19/59, Vice President -Vice President, T. Rowe Price



   Tax-Free Income Fund



  * WILLIAM T. REYNOLDS, 5/26/48, Chairman of the Board -Director and Managing Director, T. Rowe Price; Chartered Financial Analyst





  * JAMES S. RIEPE, 6/25/43, Director and Vice President -Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price; Chairman of the Board,
   T. Rowe Price Investment Services, Inc., T. Rowe Price

   Services, Inc., and T. Rowe Price Retirement Plan Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation




















  *  M. DAVID TESTA, 4/22/44, Directo r
  -Chairman of the Board and Director, Price-Fleming; Vice Chairman of the
   Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst




   MARY J. MILLER, 7/19/55,


   President -Managing Director, T. Rowe Price




   JANET G. ALBRIGHT, 3/31/57, Vice President -Vice President, T. Rowe Price




   PATRICE BERCHTENBREITER ELY, 1/13/53, Vice President -Vice President, T. Rowe Price



   PATRICIA S. DEFORD, 9/29/57, Vice President -Vice President, T. Rowe Price





   CHARLES B. HILL, 9/22/61, Vice President -Vice President, T. Rowe Price



   MARCY M. LASH, 1/30/63, Vice President -Assistant Vice President and Municipal Credit Analyst, T. Rowe Price; (1998) formerly Assistant Vice President, underwriting, at Connie Lee Insurance Company




   KONSTANTINE B. MALLAS, 5/26/63, Vice President
   -Vice President, T. Rowe Price





   HUGH D. MCGUIRK, 7/6/60, Vice President -Vice President, T. Rowe Price



   EDWARD T. SCHNEIDER, 9/19/59, Vice President -Vice President, T. Rowe Price



   WILLIAM F. SNIDER, 9/16/69, Vice President -Vice President, T. Rowe Price




   C. STEPHEN WOLFE II, 4/5/59, Vice President -Vice President, T. Rowe Price


   Tax-Free Intermediate Bond Fund




  *  WILLIAM T. REYNOLDS, 5/26/48,


   Director -Director and Managing Director, T. Rowe Price; Chartered Financial Analyst





  * JAMES S. RIEPE, 6/25/43, Director -Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Retirement Plan Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation





  * M. DAVID TESTA, 4/22/44, Director -Chairman of the Board and Director, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst



   CHARLES B. HILL, 9/22/61, President -Vice President, T. Rowe Price



   MARY J. MILLER, 7/19/55, Executive Vice President -Managing Director, T. Rowe Price




   JANET G. ALBRIGHT, 3/31/57, Vice President -Vice President, T. Rowe Price




   PATRICIA S. DEFORD, 9/29/57, Vice President -Vice President, T. Rowe Price





   KONSTANTINE B. MALLAS, 5/26/63, Vice President
   -Vice President, T. Rowe Price





   HUGH D. MCGUIRK, 7/6/60, Vice President -Vice President, T. Rowe Price




   EDWARD T. SCHNEIDER, 9/19/59, Vice President -Vice President, T. Rowe Price



   WILLIAM F. SNIDER, 9/16/69, Vice President -Vice President, T. Rowe Price



   ROBERT A. DONAHUE, 11/8/64, Assistant Vice President -Assistant Vice President and Municipal Credit Analyst, T. Rowe Price; (1998) formerly Director of Policy Evaluation, District of Columbia Public Schools




   JULIE A. SALSBERY, 4/29/70, Assistant Vice President -Assistant Vice President and Fixed Income Trader, T. Rowe Price; (1997) formerly assistant portfolio manager/trader at Wainwright Asset Management

   Tax-Free Short-Intermediate Fund




  * WILLIAM T. REYNOLDS, 5/26/48, Chairman of the Board -Director and Managing Director, T. Rowe Price; Chartered Financial Analyst




  * JAMES S. RIEPE, 6/25/43, Director and Vice President -Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price; Chairman of the Board,
   T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Retirement Plan Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation




  * M. DAVID TESTA, 4/22/44, Director -Chairman of the Board and Director, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst



   MARY J. MILLER, 7/19/55, President -Managing Director, T. Rowe Price




   CHARLES B. HILL, 9/22/61, Executive Vice President -Vice President, T. Rowe Price




   JANET G. ALBRIGHT, 3/31/57, Vice President -Vice President, T. Rowe Price




   PATRICE BERCHTENBREITER ELY, 1/13/53, Vice President -Vice President, T. Rowe Price




   PATRICIA S. DEFORD, 9/29/57, Vice President -Vice President, T. Rowe Price





   KONSTANTINE B. MALLAS, 5/26/63, Vice President -Vice President, T. Rowe Price





   HUGH D. MCGUIRK, 7/6/60, Vice President -Vice President, T. Rowe Price




   EDWARD T. SCHNEIDER, 9/19/59, Vice President -Vice President, T. Rowe Price





   C. STEPHEN WOLFE II, 4/5/59, Vice President -Vice President, T. Rowe Price





   JULIE A. SALSBERY, 4/29/70, Assistant Vice President -Assistant Vice President and Fixed Income Trader, T. Rowe Price; (1997) formerly assistant portfolio manager/trader at Wainwright Asset Management


                               Compensation Table

   The Funds do not pay pension or retirement benefits to their officers or directors/trustees. Also, any director/ trustee of a Fund who is an officer or employee of T. Rowe Price or Price-Fleming does not receive any remuneration from the Fund.


Name of Person,                   Aggregate Compensation from               Total Compensation from Fund and
Position                          Fund(a)                                   Fund Complex Paid to Directors/
---------------------------       ----------------------------------------  Trustees(b)
------------------------------------------------------------------------------------------------------------------------
                                                                            ----------------------------------------------
California Tax-Free Bond Fund
Robert P. Black, Trustee(c)                                    $  218                                         $37,917
Calvin W. Burnett, Trustee                                      1,471                                          65,000
Anthony W. Deering, Trustee                                     1,319                                          80,000
F. Pierce Linaweaver, Trustee                                   1,471                                          67,000
John G. Schriber, Trustee                                       1,471                                          67,000
--------------------------------------------------------------------------------------------------------------------------
California Tax-Free Money Fund
Robert P. Black, Trustee(c)                                    $  190                                         $37,917
Calvin W. Burnett, Trustee                                      1,344                                          65,000
Anthony W. Deering, Trustee                                     1,275                                          80,000
F. Pierce Linaweaver, Trustee                                   1,344                                          67,000
John G. Schriber, Trustee                                       1,344                                          67,000
--------------------------------------------------------------------------------------------------------------------------
Florida Intermediate Tax-Free Fund
Robert P. Black, Trustee(c)                                    $  190                                         $37,917
Calvin W. Burnett, Trustee                                      1,337                                          65,000
Anthony W. Deering, Trustee                                     1,268                                          80,000
F. Pierce Linaweaver, Trustee                                   1,338                                          67,000
John G. Schriber, Trustee                                       1,338                                          67,000
--------------------------------------------------------------------------------------------------------------------------
Georgia Tax-Free Bond Fund
Robert P. Black, Trustee(c)                                    $  270                                         $37,917
Calvin W. Burnett, Trustee                                      1,274                                          65,000
Anthony W. Deering, Trustee                                     1,221                                          80,000
F. Pierce Linaweaver, Trustee                                   1,274                                          67,000
John G. Schriber, Trustee                                       1,274                                          67,000
--------------------------------------------------------------------------------------------------------------------------
Maryland Short-Term Tax-Free Bond Fund
Robert P. Black, Trustee(c)                                    $  195                                         $37,917
Calvin W. Burnett, Trustee                                      1,371                                          65,000
Anthony W. Deering, Trustee                                     1,252                                          80,000
F. Pierce Linaweaver, Trustee                                   1,371                                          67,000
John G. Schriber, Trustee                                       1,371                                          67,000
--------------------------------------------------------------------------------------------------------------------------
Maryland Tax-Free Bond Fund
Robert P. Black, Trustee(c)                                    $  411                                         $37,917
Calvin W. Burnett, Trustee                                      2,365                                          65,000
Anthony W. Deering, Trustee                                     1,670                                          80,000
F. Pierce Linaweaver, Trustee                                   2,365                                          67,000
John G. Schriber, Trustee                                       2,365                                          67,000
--------------------------------------------------------------------------------------------------------------------------
New Jersey Tax-Free Bond Fund
Robert P. Black, Trustee(c)                                    $  192                                         $37,917
Calvin W. Burnett, Trustee                                      1,356                                          65,000
Anthony W. Deering, Trustee                                     1,283                                          80,000
F. Pierce Linaweaver, Trustee                                   1,356                                          67,000
John G. Schriber, Trustee                                       1,356                                          67,000
--------------------------------------------------------------------------------------------------------------------------
New York Tax-Free Bond Fund
Robert P. Black, Trustee(c)                                    $  419                                         $37,917
Calvin W. Burnett, Trustee                                      1,403                                          65,000
Anthony W. Deering, Trustee                                     1,276                                          80,000
F. Pierce Linaweaver, Trustee                                   1,403                                          67,000
John G. Schriber, Trustee                                       1,383                                          67,000
--------------------------------------------------------------------------------------------------------------------------
New York Tax-Free Money Fund
Robert P. Black, Trustee(c)                                    $  192                                         $37,917
Calvin W. Burnett, Trustee                                      1,347                                          65,000
Anthony W. Deering, Trustee                                     1,275                                          80,000
F. Pierce Linaweaver, Trustee                                   1,347                                          67,000
John G. Schriber, Trustee                                       1,347                                          67,000
--------------------------------------------------------------------------------------------------------------------------
Virginia Short-Term Tax-Free Bond Fund
Robert P. Black, Trustee(c)                                    $  195                                         $37,917
Calvin W. Burnett, Trustee                                      1,371                                          65,000
Anthony W. Deering, Trustee                                     1,252                                          80,000
F. Pierce Linaweaver, Trustee                                   1,371                                          67,000
John G. Schriber, Trustee                                       1,371                                          67,000
--------------------------------------------------------------------------------------------------------------------------
Virginia Tax-Free Bond Fund
Robert P. Black, Trustee(c)                                    $  365                                         $37,917
Calvin W. Burnett, Trustee                                      2,092                                          65,000
Anthony W. Deering, Trustee                                     1,554                                          80,000
F. Pierce Linaweaver, Trustee                                   2,092                                          67,000
John G. Schriber, Trustee                                       2,092                                          67,000
--------------------------------------------------------------------------------------------------------------------------
Tax-Efficient Balanced Fund(d)
Donald W. Dick, Jr., Director(c)                               $1,008                                         $82,000
David K. Fagin, Director                                        1,034                                          65,000
Hanne M. Merriman, Director                                     1,032                                          65,000
Hubert D. Vos, Director                                         1,032                                          66,000
Paul M. Wythes, Director                                        1,032                                          80,000
--------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Fund
Robert P. Black, Director(c)                                   $  742                                         $37,917
Calvin W. Burnett, Director                                     2,633                                          65,000
Anthony W. Deering, Director                                    1,708                                          80,000
F. Pierce Linaweaver, Director                                  2,633                                          67,000
John G. Schriber, Director                                      2,634                                          67,000
--------------------------------------------------------------------------------------------------------------------------
Tax-Free High Yield Fund
Robert P. Black, Director(c)                                   $  799                                         $37,917
Calvin W. Burnett, Director                                     2,820                                          65,000
Anthony W. Deering, Director                                    1,806                                          80,000
F. Pierce Linaweaver, Director                                  2,820                                          67,000
John G. Schriber, Director                                      2,820                                          67,000
--------------------------------------------------------------------------------------------------------------------------
Tax-Free Income Fund
Robert P. Black, Director(c)                                   $  411                                         $37,917
Calvin W. Burnett, Director                                     1,804                                          65,000
Anthony W. Deering, Director                                    1,447                                          80,000
F. Pierce Linaweaver, Director                                  1,804                                          67,000
John G. Schriber, Director                                      1,805                                          67,000
--------------------------------------------------------------------------------------------------------------------------
Tax-Free Intermediate Bond Fund
Robert P. Black, Director(c)                                   $  407                                         $37,917
Calvin W. Burnett, Director                                     1,360                                          65,000
Anthony W. Deering, Director                                    1,142                                          80,000
F. Pierce Linaweaver, Director                                  1,322                                          67,000
John G. Schriber, Director                                      1,348                                          67,000
--------------------------------------------------------------------------------------------------------------------------
Tax-Free Short-Intermediate Fund
Robert P. Black, Director(c)                                   $  291                                         $37,917
Calvin W. Burnett, Director                                     1,373                                          65,000
Anthony W. Deering, Director                                    1,250                                          80,000
F. Pierce Linaweaver, Director                                  1,373                                          67,000
John G. Schriber, Director                                      1,373                                          67,000
--------------------------------------------------------------------------------------------------------------------------

 (a) Amounts in this column are based on accrued compensation from March 1, 1998 to February 28, 1999.


 (b) Amounts in this column are based on compensation received from January 1, 1998, to December 31, 1998. The T. Rowe Price complex included 87 funds as of December 31, 1998.

 (c) Mr. Black retired from his position with the Funds in April 1998.


 (d) Expenses accrued from June 30, 1998 to February 28, 1999.



   All Funds

   The Fund's Executive Committee, consisting of the Fund's interested directors/trustees, has been authorized by its respective Board of Directors/Trustees to exercise all powers of the Board to manage the Funds in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated.



 PRINCIPAL HOLDERS OF SECURITIES
 -------------------------------------------------------------------------------
   As of the date of the prospectus, the officers and directors/trustees of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.


   As of June 1, 1999, the following shareholders beneficially owned more than 5% of the outstanding shares of the Fund:

   California Tax-Free Money Fund: Boone & Associates, Purity Adr Settlement Escrow, 901 Corporate Center Drive, Suite 204, Monterey Park, California 91754-7630.

   New York Tax-Free Money Fund: Coleman M. Brandt and Grace L. Brandt JT TEN, 330 West 72nd Street, Apt. 10A, New York, New York 10023-2649.

   Tax-Efficient Balanced Fund: Agnes T. Corigliano and Cosmo Corigliano JT TEN, 243 Stamford Avenue, Stamford, Connecticut 06902-8202.



 INVESTMENT MANAGEMENT SERVICES
 -------------------------------------------------------------------------------
   Services
   Under the Management Agreement, T. Rowe Price provides the Fund with discretionary investment services. Specifically, T. Rowe Price is responsible for supervising and directing the investments of the Fund in accordance with the Fund's investment objectives, program, and restrictions as provided in its prospectus and this Statement of Additional Information. T. Rowe Price is also responsible for effecting all security transactions on behalf of the Fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In addition to these services, T. Rowe Price provides the Fund with certain corporate administrative services, including: maintaining the Fund's corporate existence and corporate records; registering and qualifying Fund shares under federal laws; monitoring the financial, accounting, and administrative functions of the Fund; maintaining liaison with the agents employed by the Fund such as the Fund's custodian and transfer agent; assisting the Fund in the coordination of such agents' activities; and permitting T. Rowe Price's employees to serve as officers, directors/trustees, and committee members of the Fund without cost to the Fund.

   The Management Agreement also provides that T. Rowe Price, its directors/trustees, officers, employees, and certain other persons performing specific functions for the Fund will only be liable to the Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

   Management Fee
   The Fund pays T. Rowe Price a fee ("Fee") which consists of two components: a Group Management Fee ("Group Fee") and an Individual Fund Fee ("Fund Fee"). The Fee is paid monthly to T. Rowe Price on the first business day of the next succeeding calendar month and is calculated as described below.

   The monthly Group Fee ("Monthly Group Fee") is the sum of the daily Group Fee accruals ("Daily Group Fee Accruals") for each month. The Daily Group Fee Accrual for any particular day is computed by multiplying the Price Funds' group fee accrual as determined below ("Daily Price Funds' Group Fee Accrual") by the ratio of the Price Fund's net assets for that day to the sum of the aggregate net assets of the Price Funds for that day. The Daily Price Funds' Group Fee Accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the annualized Daily Price Funds' Group Fee Accrual for that day as determined in accordance with the following schedule:

 Price Funds' Annual Group Base Fee Rate for Each Level of
                          Assets
                                                         0.480%  First $1 billion  0.360%  Next $2 billion   0.310%  Next $16
                                                                                                                     billion
                                                         ---------------------------------------------------------------------------
                                                         0.450%  Next $1 billion   0.350%  Next $2 billion   0.305%  Next $30
                                                                                                                     billion
                                                         ---------------------------------------------------------------------------
                                                         0.420%  Next $1 billion   0.340%  Next $5 billion   0.300%  Next $40
                                                                                                                     billion
                                                         ---------------------------------------------------------------------------
                                                         0.390%  Next $1 billion   0.330%  Next $10 billion  0.295%  Thereafter
                                                         ---------------------------------------------------------------------------
                                                         0.370%  Next $1 billion   0.320%  Next $10 billion




   For the purpose of calculating the Group Fee, the Price Funds include all the mutual funds distributed by Investment Services, (excluding the T. Rowe Price Spectrum Funds, and any institutional, index, or private label mutual funds). For the purpose of calculating the Daily Price Funds' Group Fee Accrual for any particular day, the net assets of each Price Fund are determined in accordance with the Funds' prospectus as of the close of business on the previous business day on which the Fund was open for business.

   The monthly Fund Fee ("Monthly Fund Fee") is the sum of the daily Fund Fee accruals ("Daily Fund Fee Accruals") for each month. The Daily Fund Fee Accrual for any particular day is computed by multiplying the fraction of one
   (1) over the number of calendar days in the year by the individual Fund Fee Rate and multiplying this product by the net assets of the Fund for that day, as determined in accordance with the Fund's prospectus as of the close of business on the previous business day on which the Fund was open for business. The individual fund fees are listed in the following chart:

California Tax-Free Bond Fund                                                0.10%
California Tax-Free Money Fund                                               0.10
Florida Intermediate Tax-Free Fund                                           0.05
Georgia Tax-Free Bond Fund                                                   0.10
Maryland Tax-Free Bond Fund                                                  0.10
Maryland Short-Term Tax-Free Bond Fund                                       0.10
New Jersey Tax-Free Bond Fund                                                0.10
New York Tax-Free Bond Fund                                                  0.10
New York Tax-Free Money Fund                                                 0.10
Virginia Tax-Free Bond Fund                                                  0.10
Virginia Short-Term Tax-Free Bond Fund                                       0.10
Tax-Efficient Balanced Fund                                                  0.20
Tax-Exempt Money Fund                                                        0.10
Tax-Free High Yield Fund                                                     0.30
Tax-Free Income Fund                                                         0.15
Tax-Free Intermediate Bond Fund                                              0.05
Tax-Free Short-Intermediate Fund                                             0.10

   The following chart sets forth the total management fees, if any, paid to T. Rowe Price by each Fund, during the last three years:

                       Fund                             1999        1998            1997
                       ----                             ----        ----            ----
California Tax-Free Bond                             $  878,000  $  744,000      $  644,000
California Tax-Free Money                               333,000     263,000         195,000
Florida Intermediate Tax-Free                           343,000     302,000         211,000
Georgia Tax-Free Bond                                   157,000     108,000          41,000
Maryland Tax-Free Bond                                4,157,000   3,659,000       3,398,000
Maryland Short-Term Tax-Free Bond                       468,000     488,000         378,000
New Jersey Tax-Free Bond                                462,000     352,000         244,000
New York Tax-Free Bond                                  818,000     670,000         582,000
New York Tax-Free Money                                 348,000     281,000         205,000
Virginia Tax-Free Bond                                1,081,000     895,000         829,000
Virginia Short-Term Tax-Free Bond                         5,000           0(a)            0(a)
Tax-Efficient Balanced                                   13,000           0(b)           --
Tax-Exempt Money                                      3,176,000   2,989,000       2,880,000
Tax-Free High Yield                                   8,119,000   7,051,000       6,309,000
Tax-Free Income                                       6,800,000   6,428,000       6,426,000
Tax-Free Intermediate Bond                              438,000     391,000         315,000
Tax-Free Short-Intermediate                           1,895,000   1,856,000       1,884,000
-----------------------------------------------------------------------------------------------



  (a) Due to effect of expense limitations discussed below, the Fund did not pay T. Rowe Price an investment management fee.


  (b) Prior to commencement of operations.




   Limitation on Fund Expenses
   The Management Agreement between the Fund and T. Rowe Price provides that the Fund will bear all expenses of its operations not specifically assumed by T. Rowe Price.

   For the purpose of determining whether a Fund is entitled to reimbursement, the expenses of a Fund are calculated on a monthly basis. If a Fund is entitled to reimbursement, that month's advisory fee will be reduced or postponed, with any adjustment made after the end of the year.

   California Tax-Free Money Fund and New York Tax-Free Funds


   Pursuant to the California Money Fund's present expense limitation, $89,000, of management fees were not accrued for the year ended February 28, 1999. Additionally, $99,000 of unaccrued management fees related to a previous expense limitation were not accrued. Pursuant to the New York Money Fund's present expense limitations, $83,000 of management fees were not accrued for the year ended February 28, 1999 and $94,000 and remain unaccrued from prior periods. Subject to shareholder approval, the expenses of both funds may be reimbursed to T. Rowe Price, provided that the recapture of fees would not cause the ratio of expenses to average net assets to exceed the above-mentioned ratios.

   Florida Intermediate Fund


   Pursuant to the present expense limitation, $1,000 of management fees for the Florida Fund were not accrued for the year ended February 28, 1999, and $5,000 remains unaccrued from the prior period.

   Georgia Fund


   Pursuant to the present expense limitation, $74,000 of management fees were not accrued by the Georgia Bond Fund for the year ended February 28, 1999, and $78,000 remains unaccrued from the prior period.

   Maryland Short-Term Tax-Free Bond Fund

   Pursuant to a previous expense limitation, $7,000 of management fees remain unaccrued by the Maryland Short-Term Fund for the year ended February 28, 1999.

   New Jersey Fund


   Pursuant to the present expense limitation, $4,000 of management fees were not accrued by the New Jersey Fund for the year ended February 28, 1999, and $20,000 remains unaccrued from the prior period.

   Virginia Short-Term Bond Fund


   Pursuant to the present expense limitation, $97,000 of management fees for the Virginia Short-Term Bond Fund were not accrued for the year ended February 28, 1999, and $104,000 of other expenses were borne by T. Rowe Price and are subject to future reimbursement. Additionally, $184,000 of unaccrued fees and expenses remain unaccrued from the prior period and are subject to future reimbursement.

   Tax-Efficient Balanced Fund


   Pursuant to the present expense limitation, $119,000 of management fees were not accrued by the Fund for the year ended February 28, 1999. Additionally, $81,000 of other expenses were borne by the manager.

   Tax-Free Intermediate Bond Fund


   Pursuant to the present expense limitation, $13,000 of management fees were not accrued by the Fund for the year ended February 28, 1999. Additionally, $23,000 of unaccrued fees and expenses from the prior period are subject to reimbursement.

   Management Related Services
   As noted above, the Management Agreement spells out the expenses to be paid by the Fund. In addition to the Management Fee, the Fund pays for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and director/trustee fees and expenses.

   T. Rowe Price Services, Inc., a wholly owned subsidiary of T. Rowe Price, acts as the Fund's transfer and dividend disbursing agent and provides shareholder and administrative services. Services for certain types of retirement plans are provided by T. Rowe Price Retirement Plan Services, Inc., also a wholly owned subsidiary. The address for each is 100 East Pratt St., Baltimore, MD 21202. Additionally, T. Rowe Price, under a separate agreement with the Funds, provides accounting services to the Funds.

   The Funds paid the expenses shown in the following table for the fiscal year ended February 28, 1999, to T. Rowe Price and its affiliates.

                             Fund                                 Transfer Agent and    Accounting
                             ----                                Shareholder Services    Services
                                                                 --------------------    --------
California Tax-Free Bond                                               $116,000          $ 94,000
California Tax-Free Money                                                72,000            68,000
Florida Intermediate Tax-Free                                            54,000            67,000
Georgia Tax-Free Bond                                                    52,000            67,000
Maryland Short-Term Tax-Free Bond                                        71,000            67,000
Maryland Tax-Free Bond                                                  456,000            84,000
New Jersey Tax-Free Bond                                                 84,000            67,000
New York Tax-Free Bond                                                  121,000            75,000
New York Tax-Free Money                                                  65,000            68,000
Virginia Short-Term Tax-Free Bond                                        25,000            63,000
Virginia Tax-Free Bond                                                  158,000            67,000
Tax-Efficient Balanced                                                   36,000            62,000
Tax-Exempt Money                                                        331,000            97,000
Tax-Exempt Money Fund--PLUS Class                                            --                --
Tax-Free High Yield                                                     618,000           113,000
Tax-Free Income                                                         574,000           112,000
Tax-Free Intermediate Bond                                               99,000            67,000
Tax-Free Short-Intermediate                                             208,000            93,000
----------------------------------------------------------------------------------------------------

 DISTRIBUTOR FOR THE FUNDS
 -------------------------------------------------------------------------------
   Investment Services, a Maryland corporation formed in 1980 as a wholly owned subsidiary of T. Rowe Price, serves as Fund's distributor. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous.

   Investment Services is located at the same address as the Fund and T. Rowe Price-100 East Pratt Street, Baltimore, Maryland 21202.

   Investment Services serves as distributor to the Fund pursuant to an Underwriting Agreement ("Underwriting Agreement"), which provides that the Fund will pay all fees and expenses in connection with: necessary state filings; preparing, setting in type, printing, and mailing its prospectuses and reports to shareholders; and issuing its shares, including expenses of confirming purchase orders.

   The Underwriting Agreement provides that Investment Services will pay all fees and expenses in connection with: printing and distributing prospectuses and reports for use in offering and selling Fund shares; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services' federal and state registrations as a broker-dealer; and offering and selling shares, except for those fees and expenses specifically assumed by the Fund. Investment Services' expenses are paid by T. Rowe Price.

   Investment Services acts as the agent of the Fund in connection with the sale of its shares in the various states in which Investment Services is qualified as a broker-dealer. Under the Underwriting Agreement, Investment Services accepts orders for Fund shares at net asset value. No sales charges are paid by investors or the Fund.



 CUSTODIAN
 -------------------------------------------------------------------------------
   State Street Bank and Trust Company is the custodian for the Fund's U.S. securities and cash, but it does not participate in the Fund's investment decisions. Portfolio securities purchased in the U.S. are maintained in the custody of the Bank and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Corporation. State Street Bank's main office is at 225 Franklin Street, Boston, Massachusetts 02110.

   Tax-Efficient Balanced and Tax-Efficient Growth Funds

   The Fund has entered into a Custodian Agreement with The Chase Manhattan Bank, N.A., London, pursuant to which portfolio securities which are purchased outside the United States are maintained in the custody of various foreign branches of The Chase Manhattan Bank and such other custodians, including foreign banks and foreign securities depositories as are approved in accordance with regulations under the 1940 Act. The address for The Chase Manhattan Bank, N.A., London is Woolgate House, Coleman Street, London, EC2P 2HD, England.

   All Funds


 SHAREHOLDER SERVICES BY OUTSIDE PARTIES
 -------------------------------------------------------------------------------
   The Fund from time to time may enter into agreements with outside parties through which shareholders hold Fund shares. The shares would be held by such parties in omnibus accounts. The agreements would provide for payments by the Fund to the outside party for shareholder services provided to shareholders in the omnibus accounts.



 CODE OF ETHICS
 -------------------------------------------------------------------------------
   The Fund's investment adviser (T. Rowe Price) has a written Code of Ethics which requires all employees to obtain prior clearance before engaging in personal securities transactions. In addition, all employees must report their personal securities transactions within 10 days of their execution. Employees will not be permitted to effect transactions in a security: if there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; or the security is subject to internal trading restrictions. In addition, employees are prohibited from profiting from short-term trading (e.g., purchases and sales involving the same security within 60 days). Any material violation of the Code of Ethics is reported to the Board of the Fund. The Board also reviews the administration of the Code of Ethics on an annual basis.



 PORTFOLIO TRANSACTIONS
 -------------------------------------------------------------------------------
   Investment or Brokerage Discretion

   Decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund are made by T. Rowe Price. T. Rowe Price is also responsible for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. The Fund's purchases and sales of fixed income portfolio securities are normally done on a principal basis and do not involve the payment of a commission although they may involve the designation of selling concessions. That part of the discussion below relating solely to brokerage commissions would not normally apply to the Fund (other than Tax-Efficient Growth and Tax-Efficient Balanced to the extent it purchases equity securities). However, it is included because T. Rowe Price does manage a significant number of common stock portfolios (including the equity portion of the Tax-Efficient Balanced Fund) which do engage in agency transactions and pay commissions and because some research and services resulting from the payment of such commissions may benefit the Fund.


                      How Brokers and Dealers Are Selected

   Fixed Income Securities
   Fixed income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the client although the price usually includes an undisclosed compensation. Transactions placed through dealers serving as primary market-makers reflect the spread between the bid and asked prices. Securities may also be purchased from underwriters at prices which include underwriting fees.

   With respect to equity and fixed income securities, T. Rowe Price may effect principal transactions on behalf of the Fund with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. T. Rowe Price may receive research services in connection with brokerage transactions, including designations in a fixed price offerings.


 How Evaluations Are Made of the Overall Reasonableness of Brokerage Commissions
                                      Paid


   On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of the Fund. In evaluating the reasonableness of commission rates,
   T. Rowe Price considers: (a) historical commission rates; (b) rates which other institutional investors are paying, based on available public information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.


       Descriptions of Research Services Received From Brokers and Dealers

   T. Rowe Price receives a wide range of research services from brokers and dealers. These services include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and analysis of corporate responsibility issues. These services provide both domestic and international perspective. Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to T. Rowe Price by or through broker-dealers.

   Research services received from brokers and dealers are supplemental to T. Rowe Price's own research effort and, when utilized, are subject to internal analysis before being incorporated by T. Rowe Price into its investment process. As a practical matter, it would not be possible for T. Rowe Price's Equity Research Division to generate all of the information presently provided by brokers and dealers. T. Rowe Price pays cash for certain research services received from external sources. T. Rowe Price also allocates brokerage for research services which are available for cash. While receipt of research services from brokerage firms has not reduced T. Rowe Price's normal research activities, the expenses of T. Rowe Price could be materially increased if it attempted to generate such additional information through its own staff. To the extent that research services of value are provided by brokers or dealers, T. Rowe Price may be relieved of expenses which it might otherwise bear.

   T. Rowe Price has a policy of not allocating brokerage business in return for products or services other than brokerage or research services. In accordance with the provisions of Section 28(e) of the Securities Exchange Act of 1934,
   T. Rowe Price may from time to time receive services and products which serve both research and non-research functions. In such event, T. Rowe Price makes a good faith determination of the anticipated research and non-research use of the product or service and allocates brokerage only with respect to the research component.


              Commissions to Brokers Who Furnish Research Services

   Certain brokers and dealers who provide quality brokerage and execution services also furnish research services to T. Rowe Price. With regard to the payment of brokerage commissions, T. Rowe Price has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause an account to pay commission rates in excess of those another broker or dealer would have charged for effecting the same transaction, if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Accordingly, while T. Rowe Price cannot readily determine the extent to which commission rates or net prices charged by broker-dealers reflect the value of their research services, T. Rowe Price would expect to assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker. T. Rowe Price may receive research, as defined in Section 28(e), in connection with selling concessions and designations in fixed price offerings in which the Funds participate.


                         Internal Allocation Procedures

   T. Rowe Price has a policy of not precommitting a specific amount of business to any broker or dealer over any specific time period. Historically, the majority of brokerage placement has been determined by the needs of a specific transaction such as market-making, availability of a buyer or seller of a particular security, or specialized execution skills. However, T. Rowe Price does have an internal brokerage allocation procedure for that portion of its discretionary client brokerage business where special needs do not exist, or where the business may be allocated among several brokers or dealers which are able to meet the needs of the transaction.

   Each year, T. Rowe Price assesses the contribution of the brokerage and research services provided by brokers or dealers, and attempts to allocate a portion of its brokerage business in response to these assessments. Research analysts, counselors, various investment committees, and the Trading Department each seek to evaluate the brokerage and research services they receive from brokers or dealers and make judgments as to the level of business which would recognize such services. In addition, brokers or dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations but can, and often does, exceed the suggestions, because the total business is allocated on the basis of all the considerations described above. In no case is a broker or dealer excluded from receiving business from T. Rowe Price because it has not been identified as providing research services.


                                  Miscellaneous

   T. Rowe Price's brokerage allocation policy is consistently applied to all its fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by brokers or dealers through which T. Rowe Price effects securities transactions may be used in servicing all accounts (including non-Fund accounts) managed by T. Rowe Price. Conversely, research services received from brokers or dealers which execute transactions for the Fund are not necessarily used by T. Rowe Price exclusively in connection with the management of the Fund.

   From time to time, orders for clients may be placed through a computerized transaction network.

   The Fund does not allocate business to any broker-dealer on the basis of its sales of the Fund's shares. However, this does not mean that broker-dealers who purchase Fund shares for their clients will not receive business from the Fund.

   Some of T. Rowe Price's other clients have investment objectives and programs similar to those of the Fund. T. Rowe Price may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with the Fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is T. Rowe Price's policy not to favor one client over another in making recommendations or in placing orders. T. Rowe Price frequently follows the practice of grouping orders of various clients for execution which generally results in lower commission rates being attained. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. T. Rowe Price has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the T. Rowe Price Funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.


   To the extent possible, T. Rowe Price intends to recapture solicitation fees paid in connection with tender offers through Investment Services, the Fund's distributor. At the present time, T. Rowe Price does not recapture commissions or underwriting discounts or selling group concessions in connection with taxable securities acquired in underwritten offerings. T. Rowe Price does, however, attempt to negotiate elimination of all or a portion of the selling-group concession or underwriting discount when purchasing tax-exempt municipal securities on behalf of its clients in underwritten offerings.


                            Trade Allocation Policies

   T. Rowe Price has developed written trade allocation guidelines for its Equity, Municipal, and Taxable Fixed Income Trading Desks. Generally, when the amount of securities available in a public offering or the secondary market is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro-rata allocation based upon the amounts initially requested by each portfolio manager. In allocating trades made on combined basis, the Trading Desks seek to achieve the same net unit price of the securities for each participating client. Because a pro-rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted, pro-rata basis. Examples of where adjustments may be made include: (i) reallocations to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement; (ii) reallocations to eliminate deminimis positions; (iii) priority for accounts with specialized investment policies and objectives; and (iv) reallocations in light of a participating portfolio's characteristics (e.g., industry or issuer concentration, duration, and credit exposure).


                  Transactions With Related Brokers and Dealers

   As provided in the Investment Management Agreement between the Fund and T. Rowe Price, T. Rowe Price is responsible not only for making decisions with respect to the purchase and sale of the Fund's portfolio securities, but also for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. It is expected that, from time to time, T. Rowe Price may place orders for the Fund's portfolio transactions with broker-dealer affiliates of Robert Fleming Holdings Limited ("Robert Fleming" or "Flemings"), an affiliate of Price-Fleming. Robert Fleming, through Copthall Overseas Limited, a wholly owned subsidiary, owns 25% of the common stock of Price-Fleming. Fifty percent of the common stock of Price-Fleming is owned by TRP Finance, Inc., a wholly owned subsidiary of T. Rowe Price, and the remaining 25% is owned by Jardine Fleming Holdings Limited, a subsidiary of Jardine Fleming Group Limited ("JFG"). JFG is owned by Robert Fleming. The affiliates through whose trading desks such orders may be placed include Fleming Investment Management Limited ("FIM"), and Robert Fleming & Co. Limited ("RF&Co."). FIM and RF&Co. are wholly owned subsidiaries of Robert Fleming. These trading desks will operate under strict instructions from the Fund's portfolio manager with respect to the terms of such transactions. Neither Robert Fleming, JFG, nor their affiliates will receive any commission, fee, or other remuneration for the use of their trading desks, although orders for a Fund's portfolio transactions may be placed with affiliates of Robert Fleming and JFG who may receive a commission.

   The Board of Directors/Trustees of the Fund has authorized T. Rowe Price to utilize certain affiliates of Robert Fleming and JFG in the capacity of broker in connection with the execution of the Fund's portfolio transactions. Other affiliates of Robert Fleming Holding and JFG also may be used. Although it does not believe that the Fund's use of these brokers would be subject to
   Section 17(e) of the 1940 Act, the Board of Directors/Trustees of the Fund has agreed that the procedures set forth in Rule 17e-1 under that Act will be followed when using such brokers.

                                      Other


   The Funds engaged in portfolio transactions involving broker-dealers in the following amounts for the fiscal years ended February 28, 1999, 1998, and 1997:

                                 Fund                                         1999            1998             1997
                                 ----                                         ----            ----             ----
California Tax-Free Bond                                                 $   302,67,000  $  289,794,000   $  286,416,000
California Tax-Free Money                                                   515,251,000     506,606,000      474,186,000
Florida Intermediate Tax-Free                                               141,767,000     142,932,000      244,915,000
Georgia Tax-Free Bond                                                        73,638,000      97,029,000      104,491,000
Maryland Tax-Free Bond                                                      837,338,000     918,045,000      775,356,000
Maryland Short-Term Tax-Free Bond                                           191,989,000     221,540,000      112,384,000
New Jersey Tax-Free Bond                                                    158,774,000     161,209,000      238,572,000
New York Tax-Free Bond                                                      445,461,000     354,373,000      432,992,000
New York Tax-Free Money                                                     553,482,000     444,785,000      451,170,000
Virginia Tax-Free Bond                                                       40,289,000     563,466,000      508,640,000
Virginia Short-Term Tax-Free Bond                                           492,844,000      56,461,000       35,817,000
Tax-Efficient Balanced                                                       51,569,000      39,110,000              (a)
Tax-Exempt Money                                                          3,124,018,000   3,600,294,000    3,675,043,000
Tax-Free High Yield                                                       2,000,100,000   1,755,491,000    1,801,447,000
Tax-Free Income                                                           1,941,518,000   2,257,818,000    2,284,715,000
Tax-Free Intermediate Bond                                                  153,826,000     272,682,000      320,231,000
Tax-Free Short-Intermediate                                                 642,536,000   1,149,079,000    1,478,084,000
-------------------------------------------------------------------------------------------------------------------------



  (a) Prior to commencement of operations.




   The following amounts consisted of principal transactions as to which the Funds have no knowledge of the profits or losses realized by the respective broker-dealers for the fiscal years ended February 28, 1999, 1998, and 1997:


                                   Fund                                          1999            1998             1997
                                   ----                                          ----            ----             ----
California Tax-Free Bond                                                    $  251,425,000  $  253,929,000   $  260,704,000
California Tax-Free Money                                                      510,210,000     503,591,000      472,277,000
Florida Intermediate Tax-Free                                                  129,590,000     128,653,000      229,787,000
Georgia Tax-Free Bond                                                           60,945,000      85,009,000       98,598,000
Maryland Tax-Free Bond                                                         708,876,000     793,036,000      680,479,000
Maryland Short-Term Tax-Free Bond                                              188,399,000     193,471,000      108,581,000
New Jersey Tax-Free Bond                                                       140,671,000     136,223,000      225,435,000
New York Tax-Free Bond                                                         383,633,000     299,419,000      394,711,000
New York Tax-Free Money                                                        542,945,000     441,384,000      451,170,000
Virginia Tax-Free Bond                                                         419,010,000     518,159,000      483,074,000
Virginia Short-Term Tax-Free Bond                                               35,660,000      55,291,000       34,013,000
Tax-Efficient Balanced                                                          37,355,000      27,555,000              (a)
Tax-Exempt Money                                                             3,089,301,000   3,586,230,000    3,662,460,000
Tax-Free High Yield                                                          1,644,317,000   1,527,098,000    1,621,470,000
Tax-Free Income                                                              1,651,454,000   1,959,351,000    2,034,461,000
Tax-Free Intermediate Bond                                                     143,749,000     249,144,000      302,633,000
Tax-Free Short-Intermediate                                                    603,036,000   1,083,550,000    1,384,758,000
----------------------------------------------------------------------------------------------------------------------------



  (a) Prior to commencement of operations.

   The following amounts involved trades with brokers acting as agents or underwriters for the fiscal years ended February 28, 1999, 1998, and 1997:


                                  Fund                                        1999          1998           1997
                                  ----                                        ----          ----           ----
California Tax-Free Bond                                                  $ 51,252,000  $ 35,865,000   $ 25,712,000
California Tax-Free Money                                                    5,041,000     3,016,000      1,909,000
Florida Intermediate Tax-Free                                               12,177,000    14,279,000     15,128,000
Georgia Tax-Free Bond                                                       12,693,000    12,020,000      5,893,000
Maryland Tax-Free Bond                                                     128,462,000   125,009,000     94,877,000
Maryland Short-Term Tax-Free Bond                                            3,590,000    28,069,000      3,803,000
New Jersey Tax-Free Bond                                                    18,103,000    24,987,000     13,137,000
New York Tax-Free Bond                                                      61,828,000    54,954,000     38,281,000
New York Tax-Free Money                                                     10,537,000     3,401,000              0
Virginia Tax-Free Bond                                                      73,834,000    45,307,000     25,566,000
Virginia Short-Term Tax-Free Bond                                            4,629,000     1,170,000      1,804,000
Tax-Efficient Balanced                                                      14,214,000    11,555,000            (a)
Tax-Exempt Money                                                            34,717,000    14,064,000     12,583,000
Tax-Free High Yield                                                        355,783,000   228,393,000    179,977,000
Tax-Free Income                                                            290,064,000   298,468,000    250,254,000
Tax-Free Intermediate Bond                                                  10,077,000    23,538,000     17,598,000
Tax-Free Short-Intermediate                                                 39,500,000    65,529,000     93,326,000
--------------------------------------------------------------------------------------------------------------------



  (a) Prior to commencement of operations.




   The following amounts involved trades with brokers acting as agents or underwriters, in which such brokers received total commissions, including discounts received in connection with underwritings for the fiscal years ended February 28, 1999, 1998, and 1997:

                   Fund                        1999         1998          1997
                   ----                        ----         ----          ----
California Tax-Free Bond                    $  273,000   $  206,000    $  111,000
California Tax-Free Money                       10,000        2,000         1,000
Florida Intermediate Tax-Free                   48,000       59,000        85,000
Georgia Tax-Free Bond                           51,000       74,000        30,000
Maryland Tax-Free Bond                         545,000      680,000       371,000
Maryland Short-Term Tax-Free Bond               16,000      106,000        12,000
New Jersey Tax-Free Bond                        88,000      176,000        75,000
New York Tax-Free Bond                         353,000      362,000       251,000
New York Tax-Free Money                          1,000       24,000             0
Virginia Tax-Free Bond                         346,000      271,000       121,000
Virginia Short-Term Tax-Free Bond               17,000        6,000         4,000
Tax-Efficient Balanced                          47,000       33,000           (a)
Tax-Exempt Money                               131,000       32,000        13,000
Tax-Free High Yield                          2,152,000    1,655,000     1,139,000
Tax-Free Income                              1,488,000    1,747,000     1,493,000
Tax-Free Intermediate Bond                      49,000      112,000       108,000
Tax-Free Short-Intermediate                    147,000      289,000       370,000
-----------------------------------------------------------------------------------



  (a) Prior to commencement of operations.

   Of all such portfolio transactions, none were placed with firms which provided research, statistical, or other services to T. Rowe Price in connection with the management of the Funds, or in some cases, to the Funds.


   The portfolio turnover rate for each Fund for the fiscal years ended February 28, 1999, 1998, and 1997, was as follows:

                   Fund                         1999       1998          1997
                   ----                         ----       ----          ----
California Tax-Free Bond                       27.2%        35.0%        47.3%
California Tax-Free Money                       N/A        N/A          N/A
Florida Intermediate Tax-Free                  26.9         25.0         75.8
Georgia Tax-Free Bond                          19.9         49.0         71.1
Maryland Tax-Free Bond                         15.4         19.2         26.2
Maryland Short-Term Tax-Free Bond              46.4         60.4         21.4
New Jersey Tax-Free Bond                       25.5         34.3         78.9
New York Tax-Free Bond                         55.4         55.0         96.9
New York Tax-Free Money                         N/A        N/A          N/A
Virginia Tax-Free Bond                         47.3         64.3         66.2
Virginia Short-Term Tax-Free Bond              22.5         75.0         32.5
Tax-Efficient Balanced                         19.8         12.5        (a)
Tax-Exempt Money                                N/A        N/A          N/A
Tax-Free High Yield                            38.9         24.4         37.0
Tax-Free Income                                34.1         36.3         40.7
Tax-Free Intermediate Bond                     24.3         56.1         76.8
Tax-Free Short-Intermediate                    39.9         76.8         84.3
----------------------------------------------------------------------------------





 PRICING OF SECURITIES
 -------------------------------------------------------------------------------
   Fixed income securities are generally traded in the over-the-counter market. With the exception of the Money Funds, investments in securities are stated at fair value using a bid-side valuation as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities held by the Money Funds are valued at amortized cost.

   There are a number of pricing services available, and the Board of Directors/Trustees, on the basis of an ongoing evaluation of these services, may use or may discontinue the use of any pricing service in whole or part.

   Securities or other assets for which the above valuation procedures are deemed not to reflect fair value will be appraised at prices deemed best to reflect their fair value. Such determinations will be made in good faith by or under the supervision of officers of each Fund as authorized by the Board of Directors/Trustees.


   Tax-Efficient Balanced and Tax-Efficient Growth Funds

   Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors/Trustees, or by persons delegated by the Board, best to reflect fair value.

   Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. In the absence of a last sale price, purchased and written options are valued at the mean of the latest bid and asked prices, respectively.

   For the purposes of determining the Fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

   Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by or under the supervision of the officers of the Fund, as authorized by the Board of Directors/Trustees.


         Maintenance of Money Fund's Net Asset Value Per Share at $1.00


   It is the policy of the Fund to attempt to maintain a net asset value of $1.00 per share by using the amortized cost method of valuation permitted by Rule 2a-7 under the 1940 Act. Under this method, securities are valued by reference to the Fund's acquisition cost as adjusted for amortization of premium or accumulation of discount rather than by reference to their market value. Under Rule 2a-7:

   (a) The Board of Directors/Trustees must establish written procedures reasonably designed, taking into account current market conditions and the Fund's investment objectives, to stabilize the Fund's net asset value per share, as computed for the purpose of distribution, redemption and repurchase, at a single value;

   (b) The Fund must (i) maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable price per share,
       (ii) not purchase any instrument with a remaining maturity greater than 397 days, and (iii) maintain a dollar-weighted average portfolio maturity of 90 days or less;

   (c) The Fund must limit its purchase of portfolio instruments, including repurchase agreements, to those U.S. dollar-denominated instruments which the Fund's Board of Directors/Trustees determines present minimal credit risks, and which are eligible securities as defined by Rule 2a-7; and

   (d) The Board of Directors/Trustees must determine that (i) it is in the best interest of the Fund and its shareholders to maintain a stable net asset value per share under the amortized cost method; and (ii) the Fund will continue to use the amortized cost method only so long as the Board of Directors/ Trustees believes that it fairly reflects the market based net asset value per share.

   Although the Fund believes that it will be able to maintain its net asset value at $1.00 per share under most conditions, there can be no absolute assurance that it will be able to do so on a continuous basis. If the Fund's net asset value per share declined, or was expected to decline, below $1.00 (rounded to the nearest one cent), the Board of Directors/Trustees of the Fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in an investor receiving no dividend for the period during which he holds his shares and in his receiving, upon redemption, a price per share lower than that which he paid. On the other hand, if the Fund's net asset value per share were to increase, or were anticipated to increase above $1.00 (rounded to the nearest one cent), the Board of Directors/Trustees of the Fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share.



 NET ASSET VALUE PER SHARE
 -------------------------------------------------------------------------------
   The purchase and redemption price of the Fund's shares is equal to the Fund's net asset value per share or share price. The Fund determines its net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of the Fund is normally calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open for trading. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Holiday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.


   Determination of net asset value (and the offering, sale redemption and repurchase of shares) for the Fund may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday closings, (b) during which trading on the NYSE is restricted, (c) during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during which a governmental body having jurisdiction over the Fund may by order permit such a suspension for the protection of the Fund's shareholders; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or (d) exist.



 DIVIDENDS AND DISTRIBUTIONS
 -------------------------------------------------------------------------------

   Unless you elect otherwise, the Fund's annual capital gain distribution and, for the Tax-Efficient Balanced and Tax-Efficient Growth Funds, the annual dividend, if any, will be reinvested on the reinvestment date using the NAV per share of that date. The reinvestment date may precede the payment date by as much as one day although the exact timing is subject to change and can be as great as 10 days.



 TAX STATUS
 -------------------------------------------------------------------------------

   The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code.

   Generally, dividends paid by the Funds are not eligible for the dividends-received deduction applicable to corporate shareholders. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. Each Fund must declare dividends equal to at least 90% of net tax-exempt income (as of its year-end) to permit pass-through of tax-exempt income to shareholders, and 98% of capital gains (as of October 31) in order to avoid a federal excise tax, and 100% of capital gains (as of its tax year-end) to avoid federal income tax.

   At the time of your purchase, the Fund's net asset value may reflect undistributed capital gains or net unrealized appreciation of securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable as a capital gain distribution. For federal income tax purposes, the Fund is permitted to carry forward its net realized capital losses, if any, for eight years and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute, such gains.

   If, in any taxable year, the Fund should not qualify as a regulated investment company under the code: (i) the Fund would be taxed at normal corporate rates on the entire amount of its taxable income, if any, without deduction for dividends or other distributions to shareholders; and (ii) the Fund's distributions to the extent made out of the Fund's current or accumulated earnings and profits would be taxable to shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends).


   The Funds (other than Tax-Efficient Growth Fund) may acquire bonds after initial issuance at a price less than the principal amount of such bonds ("market discount bonds"). Gain on the disposition of such bonds is treated as taxable ordinary income to the extent of accrued market discount. Such gains cannot be offset by losses on the sale of other securities but must be distributed to shareholders annually and taxed as ordinary income.

   Each year, the Funds will mail you information on the tax status of dividends and distributions.

   All Funds (other than Tax-Efficient Balanced and Tax-Efficient Growth Funds)


   The Funds anticipate that substantially all of the dividends to be paid by each Fund will be exempt from federal income taxes. If any portion of a Fund's dividends is not exempt from federal income taxes, you will receive a Form 1099 stating the taxable portion. The Funds will also advise you of the percentage of your dividends, if any, which should be included in the computation of alternative minimum tax. Social security recipients who receive interest from tax-exempt securities may have to pay taxes on a portion of their social security benefit.

   Because the interest on municipal securities is tax exempt, any interest on money you borrow that is directly or indirectly used to purchase Fund shares is not deductible. (See Section 265(2) of the Internal Revenue Code.) Further, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of a Fund. The income from such bonds may not be tax exempt for such substantial users.


   Tax Efficient Growth Fund Only

   A portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. The Fund must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and capital gains (as of October 31) in order to avoid a federal excise tax and distribute within 12 months 100% of ordinary income and capital gains as of December 31 to avoid a federal income tax.

   Florida Intermediate Tax-Free Fund

   Although Florida does not have a state income tax, it does impose an intangible personal property tax (intangibles tax) on assets, including shares of mutual funds. This tax is based on the net asset value of shares owned on January 1.

   Under Florida law, shares of the Fund will be exempt from the intangibles tax to the extent that, on January 1, the Fund's assets are solely invested in certain exempt Florida securities, U.S. government securities, certain short-term cash investments, or other exempt securities. If, on January 1, the Fund's assets are invested in these tax-exempt securities and other non-tax-exempt securities, only that portion of a share's net asset value represented by U.S. government securities will be exempt from the intangibles tax. Because the Fund will make every effort to have its portfolio invested exclusively in exempt Florida municipal obligations (and other qualifying investments) on January 1, shares of the Fund should be exempt from the intangibles tax. However, under certain circumstances, the Fund may invest in securities other than Florida municipal obligations and there can be no guarantee that such non-exempt investments would not be in the Fund's portfolio on January 1. In such cases, all or a portion of the value of the Fund's shares may be subject to the intangibles tax, and a portion of the Fund's income may be subject to federal income taxes.


   Tax-Efficient Balanced and Tax-Efficient Growth Funds


                        Taxation of Foreign Shareholders

   The Code provides that dividends from net income will be subject to U.S. tax. For shareholders who are not engaged in a business in the U.S., this tax would be imposed at the rate of 30% upon the gross amount of the dividends in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains realized by the Fund are not subject to tax unless the foreign shareholder is a nonresident alien individual who was physically present in the U.S. during the tax year for more than 182 days.


                      Passive Foreign Investment Companies

   The Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the trust's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the fund held its investment. In addition, the Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

   To avoid such tax and interest, the Fund intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. The Fund will be required to distribute any resulting income even though it has not sold the security and received cash to pay such distributions.


                        Foreign Currency Gains and Losses

   Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the ordinary income dividend paid by the Fund will be increased. If the result is a loss, the income dividend paid by the Fund will be decreased, or to the extent such dividend has already been paid, it may be classified as a return of capital. Adjustments to reflect these gains and losses will be made at the end of the Fund's taxable year.



 YIELD INFORMATION
 -------------------------------------------------------------------------------
   Money Funds

   The Fund's current and historical yield for a period is calculated by dividing the net change in value of an account (including all dividends accrued and dividends reinvested in additional shares) by the account value at the beginning of the period to obtain the base period return. This base period return is divided by the number of days in the period than multiplied by 365 to arrive at the annualized yield for that period. The Fund's annualized compound yield for such period is compounded by dividing the base period return by the number of days in the period, and compounding that figure over 365 days.


  The Money Funds' current and compound yields for the seven days ended
     February 28, 1999, were:

           Fund                Current Yield        Compound Yield
           ----                -------------        --------------
                            2.15
California Tax-Free Money   %                    2.17%
New York Tax-Free Money     2.35                 2.37
Tax-Exempt Money            2.51                 2.54





   Bond Funds

   An income factor is calculated for each security in the portfolio based upon the security's market value at the beginning of the period and yield as determined in conformity with regulations of the SEC. The income factors are then totaled for all securities in the portfolio. Next, expenses of the Fund for the period, net of expected reimbursements, are deducted from the income to arrive at net income, which is then converted to a per share amount by dividing net income by the average number of shares outstanding during the period. The net income per share is divided by the net asset value on the last day of the period to produce a monthly yield which is then annualized. If applicable, a taxable-equivalent yield is calculated by dividing this yield by one minus the effective federal, state, and/or city or local income tax rates. Quoted yield factors are for comparison purposes only, and are not intended to indicate future performance or forecast the dividend per share of the Fund.

   The yield of each Fund calculated under the above-described method for the month ended February 28, 1999, was:

                                        3.97
California Tax-Free Bond Fund           %
Florida Intermediate Tax-Free Fund      3.42
Georgia Tax-Free Bond Fund              3.95
Maryland Tax-Free Bond Fund             4.03
Maryland Short-Term Tax-Free Bond Fund  2.93
New Jersey Tax-Free Bond Fund           4.00
New York Tax-Free Bond Fund             4.15
Virginia Tax-Free Bond Fund             4.09
Virginia Short-Term Tax-Free Bond Fund  2.88
Tax-Efficient Balanced Fund                       --
Tax-Free High Yield Fund                4.46
Tax-Free Income Fund                    4.11
Tax-Free Intermediate Bond Fund         3.36
Tax-Free Short-Intermediate Fund        3.16





   The tax equivalent yields (assuming a federal tax bracket of 31.0%) for each Fund for the same period were as follows:

                                           6.34
California Tax-Free Bond Fund(a)           %
Florida Intermediate Tax-Free Fund(b)      5.16
Georgia Tax-Free Bond Fund(c)              6.09
Maryland Tax-Free Bond Fund(d)             6.32
Maryland Short-Term Tax-Free Bond Fund(d)  4.59
New Jersey Tax-Free Bond Fund(e)           6.19
New York Tax-Free Bond Fund(f)             6.78
Virginia Tax-Free Bond Fund(g)             6.29
Virginia Short-Term Tax-Free Bond Fund(g)  4.43
Tax-Efficient Balanced Fund                        --
Tax-Free High Yield Fund                   6.46
Tax-Free Income Fund                       5.96
Tax-Free Intermediate Bond Fund            4.98
Tax-Free Short-Intermediate Fund           4.58
----------------------------------------------------------------



         (a) Assumes a state tax bracket of 9.3%.
         (b) Assumes an intangible tax rate of 0.2%.
         (c) Assumes a state tax bracket of 6.0%.

         (d) Assumes a state tax bracket of 4.85% and a local tax bracket of 2.67%.
         (e) Assumes a state tax bracket of 6.37%.

         (f) Assumes a state tax bracket of 6.85% and a local tax bracket of 4.46%.
         (g) Assumes a state tax bracket of 5.75%.

   The tax equivalent yields (assuming a federal tax bracket of 28.0%) for each Fund for the same period were as follows:

                                           6.08
California Tax-Free Bond Fund(a)           %
Florida Intermediate Tax-Free Fund(b)      4.95
Georgia Tax-Free Bond Fund(c)              5.83
Maryland Tax-Free Bond Fund(d)             6.05
Maryland Short-Term Tax-Free Bond Fund(d)  4.40
New Jersey Tax-Free Bond Fund(e)           5.88
New York Tax-Free Bond Fund(f)             6.49
Virginia Tax-Free Bond Fund(g)             6.02
Virginia Short-Term Tax-Free Bond Fund(g)  4.24
Tax-Efficient Balanced Fund                        --
Tax-Free High Yield Fund                   6.19
Tax-Free Income Fund                       5.71
Tax-Free Intermediate Bond Fund            4.67
Tax-Free Short-Intermediate Fund           4.39
----------------------------------------------------------------



         (a) Assumes a state tax bracket of 9.3%.
         (b) Assumes an intangible tax rate of 0.2%.
         (c) Assumes a state tax bracket of 6.0%.

         (d) Assumes a state tax bracket of 4.85% and a local tax bracket of 2.67%.
         (e) Assumes a state tax bracket of 5.525%.

         (f) Assumes a state tax bracket of 6.85% and a local tax bracket of 4.46%.
         (g) Assumes a state tax bracket of 5.75%.


 TAX-EXEMPT VS. TAXABLE YIELDS
 -------------------------------------------------------------------------------
   From time to time, a Fund may also illustrate the effect of tax-equivalent yields using information such as that set forth below:


Your Taxable Income(1999)(a)                        A Tax-Exempt Yield Of:(c)
                                                       2%        3%        4%      5%      6%
                                      Federal Tax        Is Equivalent to a
  Joint Return       Single Return      Rates(b)         Taxable Yield of:
-----------------------------------------------------------------------------------------------
                                   $
                                 25,
                                   7
                                  51
                                  -$
                                   6
                                   2
                                  ,4
                                   5
 $43,051-$104,050                  0  28.0%           2.78      4.17      5.56    6.94   8.33
                                   6
                                   2
                                  ,4
                                   5
                                   1
                                   -
                                   1
                                  30
                                   ,
                                  25
  104,051-158,550                  0  31.0            2.90      4.35      5.80    7.25   8.70
                                   1
                                  30
                                   ,
                                  25
                                   1
                                   -
                                   2
                                  83
                                   ,
                                   1
  158,551-283,150                 50  36.0            3.13      4.69      6.25    7.81   9.38
                                   2
                                   8
                                   3
                                   ,
                                   1
283,151 and above                 51  39.6            3.31      4.97      6.62    8.28   9.93
                           and above
-----------------------------------------------------------------------------------------------
                                                    A Tax-Exempt Yield Of:
Your Taxable Income(1999)(a)
                                                                                    1
                                                       7         8         9        0
                                                       %         %         %        %
                                      Federal Tax        Is Equivalent to a
  Joint Return       Single Return      Rates(b)         Taxable Yield of:

-----------------------------------------------------------------------------------------------
                                   $
                                 25,
                                   7
                                  51
                                  -$
                                   6
                                   2
                                  ,4
                                   5
 $43,051-$104,050                  0  28.0%           9.72     11.11     12.50    13.89
                                   6
                                   2
                                  ,4
                                   5
                                   1
                                   -
                                   1
                                  30
                                   ,
                                  25
  104,051-158,550                  0  31.0           10.14     11.59     13.04    14.49
                                   1
                                  30
                                   ,
                                  25
                                   1
                                   -
                                   2
                                  83
                                   ,
                                   1
  158,551-283,150                 50  36.0           10.94     12.50     14.06    15.63
                                   2
                                   8
                                   3
                                   ,
                                   1
283,151 and above                 51  39.6           11.59     13.25     14.90    16.56
                           and above
-----------------------------------------------------------------------------------------------



 (a) Net amount subject to federal income tax after deductions and exemptions.

 (b) Marginal rates may vary depending on family size and nature and amount of itemized deductions.

   California Funds


Your Taxable Income(1999)(a)                      Marginal Tax Rates

  Joint Return       Single Return    Federal(b)  State   Combined Marginal(c)
-------------------------------------------------------------------------------
  $38,386-$43,050    $19,193-$25,750  15.0         6.0            20.1
    43,051-53,288      25,751-26,644  28.0         6.0            32.3
    53,289-67,346      26,645-33,673  28.0         8.0            33.8
   67,347-104,050      33,674-62,450  28.0         9.3            34.7
  104,051-158,550     62,451-130,250  31.0         9.3            37.4
  158,551-283,150    130,251-283,150  36.0         9.3            42.0
283,151 and above  283,151 and above  39.6         9.3            45.2
-------------------------------------------------------------------------------



A Tax-Exempt Yield of:
 3%    4%     5%    6%     7%     8%     9%      10%
    Is Equivalent to a Taxable Yield of:
------------------------------------------------------
3.75  5.01   6.26  7.51   8.76   10.01  11.26  12.52
4.43  5.91   7.39  8.86   10.34  11.82  13.29  14.77
4.53  6.04   7.55  9.06   10.57  12.08  13.60  15.11
4.59  6.13   7.66  9.19   10.72  12.25  13.78  15.31
4.79  6.39   7.99  9.58   11.18  12.78  14.38  15.97
5.17  6.90   8.62  10.34  12.07  13.79  15.52  17.24
5.47  7.30   9.12  10.95  12.77  14.60  16.42  18.25
------------------------------------------------------



  (a) Net amount subject to federal income tax after deductions and exemptions.

  (b) Marginal rates may vary depending on family size, nature and amount of itemized deductions.

  (c) Combined marginal rate assumes the deduction of state income taxes on the federal return.



   Georgia Tax-Free Bond Fund


Your Taxable Income(1999)(a)                       Marginal Tax Rates

  Joint Return       Single Return     Federal(b)  State   Combined Marginal(c)
--------------------------------------------------------------------------------
 $43,051-$104,050     $25,751-$62,450  28.0        6.00            32.3
  104,051-158,550      62,451-130,250  31.0        6.00            35.1
  158,551-283,150     130,251-283,150  36.0        6.00            39.8
283,151 and above  283, 151 and above  39.6        6.00            43.2
--------------------------------------------------------------------------------


A Tax-Exempt Yield of:
 3%    4%     5%    6%     7%     8%     9%      10%
    Is Equivalent to a Taxable Yield of:
------------------------------------------------------
4.43  5.91   7.39  8.86   10.34  11.82  13.29  14.77
4.62  6.16   7.70  9.24   10.79  12.33  13.87  15.41
4.98  6.64   8.31  9.97   11.63  13.29  14.95  16.61
5.28  7.04   8.80  10.56  12.32  14.08  15.85  17.61
------------------------------------------------------



  (a) Net amount subject to federal income tax after deductions and exemptions.

  (b) Marginal rates may vary depending on family size, nature and amount of itemized deductions.

  (c) Combined marginal rate assumes the deduction of state income taxes on the federal return.

   Maryland Funds


Your Taxable Income(1999)(a)                      Marginal Tax Rates

  Joint Return       Single Return    Federal(b)  State  Local(c)   Combined Marginal(d)
-----------------------------------------------------------------------------------------
 $43,051-$104,050    $25,751-$62,450  28.0        4.95     2.97             33.7
  104,051-158,550     62,451-130,250  31.0        4.95     2.97             36.5
  158,551-283,150    130,251-283,150  36.0        4.95     2.97             41.1
283,151 and above  283,151 and above  39.6        4.95     2.97             44.4
-----------------------------------------------------------------------------------------



A Tax-Exempt Yield of:
 3%    4%     5%    6%     7%     8%     9%      10%
    Is Equivalent to a Taxable Yield of:
------------------------------------------------------
4.52  6.03   7.54  9.05   10.56  12.07  13.57  15.08
4.72  6.30   7.87  9.45   11.02  12.60  14.17  15.75
5.09  6.79   8.49  10.19  11.88  13.58  15.28  16.98
5.40  7.19   8.99  10.79  12.59  14.39  16.19  17.99
------------------------------------------------------



  (a) Net amount subject to federal income tax after deductions and exemptions.

  (b) Marginal rates may vary depending on family size, nature and amount of itemized deductions.


  (c) Assumes a local tax rate equal to 55% of the state rate for residents in the 4.85% state bracket.

  (d) Combined marginal rate assumes the deduction of state income taxes on the federal return.



   New Jersey Tax-Free Bond Fund


Your Taxable Income(1999)(a)                      Marginal Tax Rates

  Joint Return       Single Return    Federal(b)  State   Combined Marginal(c)
-------------------------------------------------------------------------------
       $0-$20,000         $0-$20,000  15.0        1.400           16.2
    20,001-43,050      20,001-25,750  15.0        1.750           16.5
    43,051-50,000      25,751-35,000  28.0        1.750           29.3
    50,001-70,000         --          28.0        2.450           29.8
    70,001-80,000      35,001-40,000  28.0        3.500           30.5
   80,001-104,050      40,001-62,450  28.0        5.525           32.0
  104,051-150,000      62,451-75,000  31.0        5.525           34.8
  150,001-158,550     75,001-130,250  31.0        6.370           35.4
  158,551-283,150    130,251-283,150  36.0        6.370           40.1
283,151 and above  283,151 and above  39.6        6.370           43.4
-------------------------------------------------------------------------------



A Tax-Exempt Yield of:
 3%    4%     5%    6%     7%     8%     9%      10%
    Is Equivalent to a Taxable Yield of:
------------------------------------------------------
3.58  4.77   5.97  7.16   8.35   9.55   10.74  11.93
3.59  4.79   5.99  7.19   8.38   9.58   10.78  11.98
4.24  5.66   7.07  8.49   9.90   11.32  12.73  14.14
4.27  5.70   7.12  8.55   9.97   11.40  12.82  14.25
4.32  5.76   7.19  8.63   10.07  11.51  12.95  14.39
4.41  5.88   7.35  8.82   10.29  11.76  13.24  14.71
4.60  6.13   7.67  9.20   10.74  12.27  13.80  15.34
4.64  6.19   7.74  9.29   10.84  12.38  13.93  15.48
5.01  6.68   8.35  10.02  11.69  13.36  15.03  16.69
5.30  7.07   8.83  10.60  12.37  14.13  15.90  17.67
------------------------------------------------------

  (a) Net amount subject to federal income tax after deductions and exemptions.

  (b) Marginal rates may vary depending on family size, nature and amount of itemized deductions.

  (c) Combined marginal rate assumes the deduction of state income taxes on the federal return.



   New York Funds


Your Taxable Income(1999)(a)                      Marginal Tax Rates

  Joint Return       Single Return    Federal(b)  State  Local(c)   Combined Marginal(d)
-----------------------------------------------------------------------------------------
  $40,001-$43,050    $20,001-$25,000  15.0        5.90     3.30            22.8
       --              25,001-27,750  15.0        6.85     3.30            23.6
  43,051-45,000           --          28.0        6.85     3.30            35.3
    45,001-90,000          25,751-50,028.0        6.85     3.35            35.3
   90,001-104,050      50,001-62,450  28.0        6.85     3.40            35.4
  104,051-158,550     62,451-130,250  31.0        6.85     3.40            38.1
  158,551-283,150    130,251-283,150  36          6.85     3.40            42.6
283,151 and above            283,151  39.6        6.85     3.40            45.8
                           and above
-----------------------------------------------------------------------------------------



A Tax-Exempt Yield of:
 3%    4%     5%    6%     7%     8%     9%      10%
    Is Equivalent to a Taxable Yield of:
------------------------------------------------------
3.89  5.18   6.48  7.77   9.07   10.36  11.66  12.95
3.93  5.24   6.54  7.85   9.16   10.47  11.78  13.09
3.93  5.24   6.55  7.86   9.17   10.48  11.80  13.11
4.64  6.18   7.73  9.27   10.82  12.36  13.91  15.46
4.64  6.18   7.73  9.27   10.82  12.36  13.91  15.46
4.64  6.19   7.74  9.29   10.84  12.38  13.93  15.48
4.85  6.46   8.08  9.69   11.31  12.92  14.54  16.16
5.23  6.97   8.71  10.45  12.20  13.94  15.68  17.42
5.54  7.38   9.23  11.07  12.92  14.76  16.61  18.45
------------------------------------------------------



  (a) Net amount subject to federal income tax after deductions and exemptions.

  (b) Marginal rates may vary depending on family size, nature and amount of itemized deductions.

  (c) Tax rates are for New York City residents.

  (d) Combined marginal rate assumes the deduction of state income taxes on the federal return.

   Virginia Funds


Your Taxable Income(1999)(a)                      Marginal Tax Rates

  Joint Return       Single Return    Federal(b)  State   Combined Marginal(c)
-------------------------------------------------------------------------------
 $43,051-$104,050    $25,751-$62,450  28.0        5.75           32.1
  105,051-158,550     62,451-130,250  31.0        5.75           35.0
  158,551-283,150    130,251-283,150  36.0        5.75           39.7
283,151 and above            283,151  39.6        5.75           43.1
                           and above
-------------------------------------------------------------------------------



A Tax-Exempt Yield of:
 3%    4%     5%    6%     7%     8%     9%      10%
    Is Equivalent to a Taxable Yield of:
------------------------------------------------------
4.42  5.89   7.36  8.84   10.31  11.78  13.25  14.73
4.62  6.15   7.69  9.23   10.77  12.31  13.85  15.38
4.98  6.63   8.29  9.95   11.61  13.27  14.93  16.58
5.27  7.03   8.79  10.54  12.30  14.06  15.82  17.57
------------------------------------------------------



  (a) Net amount subject to federal income tax after deductions and exemptions.

  (b) Marginal rates may vary depending on family size, nature and amount of itemized deductions.

  (c) Combined marginal rate assumes the deduction of state income taxes on the federal return.



   Florida Intermediate Tax-Free Fund


                  EFFECTIVE YIELD FACTORING IN INTANGIBLES TAX


Your Taxable Income(1999)(a)

                                              Federal Tax    Intangible Tax
    Joint Return           Single Return        Rates(b)          Rate
-----------------------------------------------------------------------------
     $43,051-$104,050        $25,751-$62,450

And Your Intangible Assets on 1/1/99 Total:

       40,000 or less        20,000 or less$       28              N/A
       40,001-200,000         20,001-100,000       28              0.1
    200,001 and above      100,001 and above       28              0.2
-----------------------------------------------------------------------------
    $104,051-$158,550       $62,451-$130,250

And Your Intangible Assets on 1/1/99 Total:

       40,000 or less        20,000 or less$       31              N/A
       40,001-200,000         20,001-100,000       31              0.1
    200,001 and above      100,001 and above       31              0.2
-----------------------------------------------------------------------------
    $158,551-$283,150      $130,251-$283,150

And Your Intangible Assets on 1/1/99 Total:

       40,000 or less        20,000 or less$       36              N/A
       40,001-200,000         20,001-100,000       36              0.1
    200,001 and above      100,001 and above       36              0.2
-----------------------------------------------------------------------------
  $283,151 and above+    $283,151 and above+

And Your Intangible Assets on 1/1/99 Total:

       40,000 or less        20,000 or less$      39.6             N/A
       40,001-200,000         20,001-100,000      39.6             0.1
    200,001 and above      100,001 and above      39.6             0.2
-----------------------------------------------------------------------------

A Tax-Exempt Yield of(c):
 3%    4%     5%    6%     7%     8%     9%     10%     11%
    Is Equivalent to a Taxable Yield of:
-------------------------------------------------------------
4.17  5.56   6.94  8.33   9.72   11.11  12.50  13.89  15.28
4.27  5.66   7.04  8.43   9.82   11.21  12.60  13.99  15.38
4.37  5.76   7.14  8.53   9.92   11.31  12.70  14.09  15.48
-------------------------------------------------------------
4.35  5.80   7.25  8.70   10.14  11.59  13.04  14.49  15.94
4.45  5.90   7.35  8.80   10.24  11.69  13.14  14.59  16.04
4.55  6.00   7.45  8.90   10.34  11.79  13.24  14.69  16.14
-------------------------------------------------------------
4.69  6.25   7.81  9.38   10.94  12.50  14.06  15.63  17.19
4.79  6.35   7.91  9.48   11.04  12.60  14.16  15.73  17.29
4.89  6.45   8.01  9.58   11.14  12.70  14.26  15.83  17.39
-------------------------------------------------------------
4.97  6.62   8.28  9.93   11.59  13.25  14.90  16.56  18.21
5.07  6.72   8.38  10.03  11.69  13.35  15.00  16.66  18.31
5.17  6.82   8.48  10.13  11.79  13.45  15.10  16.76  18.41
-------------------------------------------------------------



  (a) Net amount subject to federal income tax after deductions and exemptions.

  (b) Federal rates may vary depending on family size, nature and amount of itemized deductions.

  (c) Assumes 100% exemption from federal income and Florida intangible property taxes.



 INVESTMENT PERFORMANCE
 -------------------------------------------------------------------------------

                            Total Return Performance

   The Fund's calculation of total return performance includes the reinvestment of all capital gain distributions and income dividends for the period or periods indicated, without regard to tax consequences to a shareholder in the Fund. Total return is calculated as the percentage change between the beginning value of a static account in the Fund and the ending value of that account measured by the then current net asset value, including all shares acquired through reinvestment of income and capital gain dividends. The results shown are historical and should not be considered indicative of the future performance of the Fund. Each average annual compound rate of return is derived from the cumulative performance of the Fund over the time period specified. The annual compound rate of return for the Fund over any other period of time will vary from the average.


                  Cumulative Performance Percentage Change
                               1 Yr.   5 Yrs.   10 Yrs.   % Since    Inception
            Fund               -----   ------   -------   -------    ---------
            ----               Ended    Ended    Ended   Inception     Date
                               -----    -----    -----   ---------     ----
                              2/28/99  2/28/99  2/28/99   2/28/99
                              -------  -------  -------   -------
California Tax-Free Bond       5.95%   37.08%    10.53%   128.18%   09/15/86
Florida Intermediate
Tax-Free                       5.37    31.55        --     40.54    03/31/93
Georgia Tax-Free Bond          5.73    36.81        --     48.38    03/31/93
Maryland Short-Term Tax-Free
Bond                           4.46    23.27        --     29.70    01/29/93
Maryland Tax-Free Bond         5.80    34.87    108.59    118.19    03/31/87
New Jersey Tax-Free Bond       5.81    34.26        --     79.00    04/30/91
New York Tax-Free Bond         6.08    36.04    113.69    140.75    08/28/86
Virginia Short-Term Tax-Free
Bond                           4.51       --        --     22.82    11/30/94
Virginia Tax-Free Bond         6.02    36.37        --     78.33    04/30/91
Tax-Efficient Balanced        14.45       --        --     31.57    06/30/97
Tax-Free High Yield            4.80    37.70    120.46    244.00    03/01/85
Tax-Free Income                5.48    35.91    112.75    375.44    10/26/76
Tax-Free Intermediate Bond     5.37    32.50        --     49.29    11/30/92
Tax-Free Short-Intermediate    4.90    26.34     72.77    136.10    12/23/83
-------------------------------------------------------------------------------





                   Average Annual Compound Rates of Return
                               1 Yr.   5 Yrs.   10 Yrs.   % Since    Inception
            Fund               -----   ------   -------   -------    ---------
            ----               Ended    Ended    Ended   Inception     Date
                               -----    -----    -----   ---------     ----
                              2/28/99  2/28/99  2/28/99   2/28/99
                              -------  -------  -------   -------
California Tax-Free Bond       5.95%    6.51%    7.73%     6.85%    09/15/86
Florida Intermediate
Tax-Free                       5.37     5.64       --      5.92     03/31/93
Georgia Tax-Free Bond          5.73     6.47       --      6.90     03/31/93
Maryland Short-Term Tax-Free
Bond                           4.46     4.27       --      4.37     01/29/93
Maryland Tax-Free Bond         5.80     6.17     7.63      6.77     03/31/87
New Jersey Tax-Free Bond       5.81     6.07       --      7.72     04/30/91
New York Tax-Free Bond         6.08     6.35     7.89      7.28     08/28/86
Virginia Short-Term Tax-Free
Bond                           4.51       --       --      4.96     11/30/94
Virginia Tax-Free Bond         6.02     6.40       --      7.66     04/30/91
Tax-Efficient Balanced        14.45       --       --     17.90     06/30/97
Tax-Free High Yield            4.80     6.61     8.23      9.23     03/01/85
Tax-Free Income                5.48     6.33     7.84      7.23     10/26/76
Tax-Free Intermediate Bond     5.37     5.79       --      6.63     11/30/92
Tax-Free Short-Intermediate    4.90     4.79     5.62      5.82     12/23/83
-------------------------------------------------------------------------------

                         Outside Sources of Information


   From time to time, in reports and promotional literature: (1) the Fund's total return performance, ranking, or any other measure of the Fund's performance may be compared to any one or combination of the following: (a) a broad-based index; (b) other groups of mutual funds, including T. Rowe Price Funds, tracked by independent research firms ranking entities, or financial publications; (c) indices of securities comparable to those in which the Fund invests; (2) the Consumer Price Index (or any other measure for inflation, government statistics, such as GNP may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (3) various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of the Fund's performance; (4) the effect of tax-deferred compounding on the Fund's investment returns, or on returns in general in both qualified and nonqualified retirement plans or any other tax advantage product, may be illustrated by graphs, charts, etc.; and
   (5) the sectors or industries in which the Fund invests may be compared to relevant indices or surveys in order to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.


                               Other Publications


   From time to time, in newsletters and other publications issued by Investment Services, T. Rowe Price mutual fund portfolio managers may discuss economic, financial and political developments in the U.S. and abroad and how these conditions have affected or may affect securities prices or the Fund; individual securities within the Fund's portfolio; and their philosophy regarding the selection of individual stocks, including why specific stocks have been added, removed or excluded from the Fund's portfolio.


                           Other Features and Benefits


   The Fund is a member of the T. Rowe Price family of Funds and may help investors achieve various long-term investment goals, which include, but are not limited to, investing money for retirement, saving for a down payment on a home, or paying college costs. To explain how the Fund could be used to assist investors in planning for these goals and to illustrate basic principles of investing, various worksheets and guides prepared by T. Rowe Price and/or Investment Services may be made available.


                       No-Load Versus Load and 12b-1 Funds

   Unlike the T. Rowe Price funds, many mutual funds charge sales fees to investors or use fund assets to finance distribution activities. These fees are in addition to the normal advisory fees and expenses charged by all mutual funds. There are several types of fees charged which vary in magnitude and which may often be used in combination. A sales charge (or "load") can be charged at the time the fund is purchased (front-end load) or at the time of redemption (back-end load). Front-end loads are charged on the total amount invested. Back-end loads or "redemption fees" are charged either on the amount originally invested or on the amount redeemed. 12b-1 plans allow for the payment of marketing and sales expenses from fund assets. These expenses are usually computed daily as a fixed percentage of assets.

   The Fund is a no-load fund which imposes no sales charges or 12b-1 fees. No-load funds are generally sold directly to the public without the use of commissioned sales representatives. This means that 100% of your purchase is invested for you.


                               Redemptions in Kind

   In the unlikely event a shareholder were to receive an in kind redemption of portfolio securities of the Fund, brokerage fees could be incurred by the shareholder in a subsequent sale of such securities.

 CAPITAL STOCK
 -------------------------------------------------------------------------------

   Tax-Efficient Balanced, Tax-Efficient Growth, Tax-Exempt Money, Tax-Free High Yield, Income, Intermediate Bond, and Short-Intermediate Funds

   The Fund's Charter authorizes the Board of Directors/Trustees to classify and reclassify any and all shares which are then unissued, including unissued shares of capital stock into any number of classes or series, each class or series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions, as shall be determined by the Board subject to the Investment Company Act and other applicable law. The shares of any such additional classes or series might therefore differ from the shares of the present class and series of capital stock and from each other as to preferences, conversions or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes or series in various characteristics. The Board of Directors/Trustees may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authorized to issue without shareholder approval.

   Except to the extent that the Fund's Board of Directors/Trustees might provide by resolution that holders of shares of a particular class are entitled to vote as a class on specified matters presented for a vote of the holders of all shares entitled to vote on such matters, there would be no right of class vote unless and to the extent that such a right might be construed to exist under Maryland law. The Charter contains no provision entitling the holders of the present class of capital stock to a vote as a class on any matter. Accordingly, the preferences, rights, and other characteristics attaching to any class of shares, including the present class of capital stock, might be altered or eliminated, or the class might be combined with another class or classes, by action approved by the vote of the holders of a majority of all the shares of all classes entitled to be voted on the proposal, without any additional right to vote as a class by the holders of the capital stock or of another affected class or classes.


   Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors/trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors/trustees unless and until such time as less than a majority of the directors/ trustees holding office have been elected by shareholders, at which time the directors/trustees then in office will call a shareholders' meeting for the election of directors/trustees. Except as set forth above, the directors/ trustees shall continue to hold office and may appoint successor directors/trustees. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors/trustees can, if they choose to do so, elect all the directors/trustees of the Fund, in which event the holders of the remaining shares will be unable to elect any person as a director/trustee. As set forth in the By-Laws of the Fund, a special meeting of shareholders of the Fund shall be called by the Secretary of the Fund on the written request of shareholders entitled to cast at least 10% of all the votes of the Fund entitled to be cast at such meeting. Shareholders requesting such a meeting must pay to the Fund the reasonably estimated costs of preparing and mailing the notice of the meeting. The Fund, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of the Fund to the extent required by Section 16(c) of the 1940 Act.

   California and State Tax-Free Trusts


 ORGANIZATION OF THE FUNDS
 -------------------------------------------------------------------------------
   Currently, the T. Rowe Price California Tax-Free Income Trust consists of two series, California Tax-Free Bond Fund and California Tax-Free Money Fund, and the T. Rowe Price State Tax-Free Income Trust consists of nine series, Florida Intermediate Tax-Free Fund, Georgia Tax-Free Bond Fund, Maryland Short-Term Tax-Free Bond Fund, Maryland Tax-Free Bond Fund, New Jersey Tax-Free Bond Fund, New York Tax-Free Bond Fund, New York Tax-Free Money Fund, Virginia Short-Term Tax-Free Bond Fund, and Virginia Tax-Free

   Bond Fund each of which represents a separate class of each Trust's shares and has different objectives and investment policies.


   For tax and business reasons, the Funds were organized as Massachusetts Business Trusts, and are registered with the SEC under the 1940 Act as diversified, open-end investment companies, commonly known as "mutual fund."


   The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of a single class. The Declaration of Trust also provides that the Board of Trustees may issue additional series or classes of shares. Each share represents an equal proportionate beneficial interest in the Fund. In the event of the liquidation of the Fund, each share is entitled to a pro-rata share of the net assets of the Fund.

   Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders' meeting for the election of trustees. Pursuant to
   Section 16(c) of the 1940 Act, holders of record of not less than two-thirds of the outstanding shares of the Fund may remove a trustee by a vote cast in person or by proxy at a meeting called for that purpose. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of trustees can, if they choose to do so, elect all the trustees of the Trust, in which event the holders of the remaining shares will be unable to elect any person as a trustee. No amendments may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust.

   Shares have no preemptive or conversion rights; the right of redemption and the privilege of exchange are described in the prospectus. Shares are fully paid and nonassesable, except as set forth below. The Trust may be terminated
   (i) upon the sale of its assets to another diversified, open-end management investment company, if approved by the vote of the holders of two-thirds of the outstanding shares of the Trust, or (ii) upon liquidation and distribution of the assets of the Trust, if approved by the vote of the holders of a majority of the outstanding shares of the Trust. If not so terminated, the Trust will continue indefinitely.

   Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Declaration of Trust provides for indemnification from Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which T. Rowe Price believes is remote. Upon payment of any liability incurred by the Fund, the shareholders of the Fund paying such liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund is such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of such Fund.



 FEDERAL REGISTRATION OF SHARES
 -------------------------------------------------------------------------------

   The Fund's shares are registered for sale under the 1933 Act. Registration of the Fund's shares is not required under any state law, but the Fund is required to make certain filings with and pay fees to the states in order to sell its shares in the states.

 LEGAL COUNSEL
 -------------------------------------------------------------------------------
   Swidler Berlin Shereff Friedman, LLP, whose address is 919 Third Avenue, New York, New York 10022-9998, is legal counsel to the Fund.



 INDEPENDENT ACCOUNTANTS
 -------------------------------------------------------------------------------
   PricewaterhouseCoopers LLP, 250 West Pratt Street, 21st Floor, Baltimore, Maryland 21201, are the independent accountants to the Funds.


   The financial statements of the Funds for the year ended February 28, 1999, and the report of independent accountants are included in each Fund's Annual Report for the year ended February 28, 1999. A copy of each Annual Report accompanies this Statement of Additional Information. The following financial statements and the report of independent accountants appearing in each Annual Report for the year ended February 28, 1999, are incorporated into this Statement of Additional Information by reference:


                          ANNUAL REPORT REFERENCES:

                                  CALIFORNIA TAX-  CALIFORNIA TAX-  GEORGIA
                                  FREE MONEY FUND  FREE BOND FUND   TAX-FREE
                                  ---------------  --------------   BOND FUND
                                                                    ---------
Report of Independent
Accountants                             28               28            19
Statement of Net Assets,
February 28, 1999                      12-15            16-22         9-13
Statement of Operations, year
ended
February 28, 1999                       23               23            14
Statement of Changes in Net
Assets, years ended
February 28, 1999 and February
28, 1998                                24               24            15
Notes to Financial Statements,
February 28, 1999                      25-27            25-27         16-18
Financial Highlights                    10               11             8





                                   NEW JERSEY  FLORIDA        NEW YORK TAX-
                                   TAX-FREE    INTERMEDIATE   FREE MONEY FUND
                                   BOND FUND   TAX-FREE FUND  ---------------
                                   ---------   -------------
Report of Independent Accountants      20           19              26
Statement of Net Assets, February
28, 1999                              9-14         10-13           11-14
Statement of Operations, year
ended
February 28, 1999                      15           14              21
Statement of Changes in Net
Assets, years ended
February 28, 1999 and February
28, 1998                               16           15              22
Notes to Financial Statements,
February 28, 1999                    17-19         16-18           23-25
Financial Highlights                   8             9               9

                                                       VIRGINIA    VIRGINIA
                                       NEW YORK TAX-   SHORT-TERM  TAX-FREE
                                       FREE BOND FUND  TAX-FREE    BOND FUND
                                       --------------  BOND FUND   ---------
                                                       ---------
Report of Independent Accountants            26            27          27
Statement of Net Assets, February 28,
1999                                       15-20         12-14       15-21
Statement of Operations, year ended
February 28, 1999                            21            22          22
Statement of Changes in Net Assets,
years ended
February 28, 1999 and February 28,
1998                                         22            23          23
Notes to Financial Statements,
February 28, 1999                          23-25         24-26       24-26
Financial Highlights                         10            10          11






                                       TAX-EXEMPT  TAX-FREE HIGH  TAX-FREE
                                       MONEY FUND  YIELD FUND     INCOME FUND
                                       ----------  ----------     -----------
Report of Independent Accountants          21           31            26
Statement of Net Assets, February 28,
1999                                      3-15         3-25          3-21
Statement of Operations, year ended
February 28, 1999                          16           26            22
Statement of Changes in Net Assets,
years ended
February 28, 1999 and February 28,
1998                                       17           27            23
Notes to Financial Statements,
February 28, 1999                        18-20         28-30         24-25
Financial Highlights                       2             2             2






                                                TAX-FREE      TAX-FREE SHORT-
                                                INTERMEDIATE  INTERMEDIATE
                                                BOND FUND     FUND
                                                ---------     ----
Report of Independent Accountants                    14              17
Statement of Net Assets, February 28, 1999          3-8             3-11
Statement of Operations, year ended
February 28, 1999                                    9               12
Statement of Changes in Net Assets, years
ended
February 28, 1999 and February 28, 1998              10              13
Notes to Financial Statements, February 28,
1999                                               11-13            14-16
Financial Highlights                                 2                2

                                                        TAX-EFFICIENT
                                                        BALANCED FUND
                                                        -------------
Report of Independent Accountants                            29
Portfolio of Investments, February 28, 1999                 11-21
Statement of Assets and Liabilities, February 28, 1999       22
Statement of Operations, February 28, 1999                   23
Statement of Changes in Net Assets, year ended
February 28, 1999, period from June 30, 1997
(commencement of operations) to February 28, 1998            24
Notes to Financial Statements, February 28, 1999            25-28
Financial Highlights                                         10






 RATINGS OF MUNICIPAL DEBT SECURITIES
 -------------------------------------------------------------------------------

                       Moody's Investors Service, Inc.

   Aaa-Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."

   Aa-Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally know as high-grade bonds.

   A-Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations.

   Baa-Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba-Bonds rated Ba are judged to have speculative elements: their futures cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

   B-Bonds rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa-Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca-Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

   C-Bonds rated C represent the lowest-rated, and have extremely poor prospects of attaining investment standing.


                          Standard & Poor's Corporation

   AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.

   A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB, B, CCC, CC, C-Bonds rated BB, B, CCC, and CC are regarded on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   D-In default.


                                Fitch IBCA, Inc.

   AAA-High grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of a "AAA" bond is the showing of earnings several times or many times interest requirements for such stability of applicable interest that safety is beyond reasonable question whenever changes occur in conditions. Other features may enter, such as wide margin of protection through collateral, security or direct lien on specific property. Sinking funds or voluntary reduction of debt by call or purchase or often factors, while guarantee or assumption by parties other than the original debtor may influence their rating.

   AA-Of safety virtually beyond question and readily salable. Their merits are not greatly unlike those of "AAA" class but a bond so rated may be junior though of strong lien, or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured, but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

   A-Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

   BBB-Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions ad circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

   BB, B, CCC, CC, and C are regarded on balance as predominantly speculative with respect to the issuer's capacity to repay interest and repay principal in accordance with the terms of the obligation for bond issues not in default. BB indicates the lowest degree of speculation and C the highest degree of speculation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, and the current and prospective financial condition and operating performance of the issuer.



 RATINGS OF MUNICIPAL NOTES AND VARIABLE RATE SECURITIES
 -------------------------------------------------------------------------------
   Moody's Investors Service, Inc. VMIG1/MIG-1 the best quality. VMIG2/MIG-2 high quality, with margins of protection ample though not so large as in the preceding group. VMIG3/MIG-3 favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established. VMIG4/MIG-4 adequate quality but there is specific risk.

   Standard & Poor's Corporation SP-1 very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation. SP-2 satisfactory capacity to pay interest and principal. SP-3 speculative capacity to pay principal and interest.

   Fitch IBCA, Inc. F-1+ exceptionally strong credit quality, strongest degree of assurance for timely payment. F-1 very strong credit quality. F-2 good credit quality, having a satisfactory degree of assurance for timely payment. F-3 fair credit quality, assurance for timely payment is adequate but adverse changes could cause the securities to be rated below investment grade. F-5 weak credit quality, having characteristics suggesting a minimal degree of assurance for timely payment.



 RATINGS OF COMMERCIAL PAPER
 -------------------------------------------------------------------------------

   Moody's Investors Service, Inc. P-1 superior capacity for repayment. P-2 strong capacity for repayment. P-3 acceptable capacity for repayment of short-term promissory obligations.

   Standard & Poor's Corporation A-1 highest category, degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. A-2 satisfactory capacity to pay principal and interest. A-3 adequate capacity for timely payment, but are vulnerable to adverse effects of changes in circumstances than higher-rated issues. B and C speculative capacity to pay principal and interest.

   Fitch IBCA, Inc. F-1+ exceptionally strong credit quality, strongest degree of assurance for timely payment. F-1 very strong credit quality. F-2 good credit quality, having a satisfactory degree of assurance for timely payment. F-3 fair credit quality, assurance for timely payment is adequate but adverse changes could cause the securities to be rated below investment grade. F-5 weak credit quality, having characteristics suggesting a minimal degree of assurance for timely payment.

                                     PART C
                               OTHER INFORMATION

ITEM 23. EXHIBITS

(1)(a) Declaration of Trust of Registrant, dated June 13, 1986 (filed with Amendment No. 1)

(1)(b) Amendment No. 1 to Master Trust Agreement, dated August 1, 1986 (filed with Amendment No. 1)

(1)(c) Amendment No. 2 to Master Trust Agreement, dated January 21, 1987 (filed with Amendment No. 2)

(1)(d) Amendment No. 3 to Master Trust Agreement, dated February 13, 1991 (filed with Amendment No. 10)

(1)(e) Amendment No. 4 to Master Trust Agreement, dated December 22, 1992 (filed with Amendment No. 16)

(1)(f) Amendment No. 5 to Master Trust Agreement, dated January 28, 1993 (filed with Amendment No. 18)

(1)(g) Amendment No. 6 to Master Trust Agreement, dated November 25, 1994 (electronically filed with Amendment No. 25)

(2)     By-Laws of Registrant, dated July 23, 1986, as amended to January 21,
        1987

(3) Specimen Stock Certificate for Maryland Tax-Free Bond Fund (filed with Amendment No. 4)

(4)(a) Investment Management Agreement between the Registrant on behalf of the Maryland Tax-Free Bond Fund and T. Rowe Price Associates, Inc. (electronically filed with Amendment No. 30)

(4)(b) Investment Management Agreement between the Registrant on behalf of the New York Tax-Free Money Fund and T. Rowe Price Associates, Inc. (electronically filed with Amendment No. 30)

(4)(c) Investment Management Agreement between the Registrant on behalf of the New York Tax-Free Bond Fund and T. Rowe Price Associates, Inc. (electronically filed with Amendment No. 30)

(4)(d) Investment Management Agreement between the Registrant on behalf of the Virginia Tax-Free Bond Fund and T. Rowe Price Associates, Inc. (filed with Amendment No. 11)

(4)(e) Investment Management Agreement between the Registrant on behalf of the New Jersey Tax-Free Bond Fund and T. Rowe Price Associates, Inc. (filed with Amendment No. 11)

(4)(f) Investment Management Agreement between the Registrant on behalf of the Maryland Short-Term Tax-Free Bond Fund and T. Rowe Price Associates, Inc. (filed with Amendment No. 17)

(4)(g) Investment Management Agreement between the Registrant on behalf of the Georgia Tax-Free Bond Fund and T. Rowe Price Associates, Inc. (filed with Amendment No. 19)

(4)(h) Investment Management Agreement between the Registrant on behalf of the Florida Insured Intermediate Tax-Free Fund and T. Rowe Price Associates, Inc. (filed with Amendment No. 19)

(4)(i) Investment Management Agreement between the Registrant on behalf of the Virginia Short-Term Tax-Free Bond Fund and T. Rowe Price Associates (electronically filed with Amendment No. 25)

(5) Underwriting Agreement between Registrant and T. Rowe Price Investment Services, Inc. (electronically filed with Amendment No. 30)

(6)     Inapplicable

(7)      Custody Agreements


(7)(a) Custodian Agreement between T. Rowe Price Funds and State Street Bank and Trust Company, dated January 28, 1998, as amended November 4, 1998


(8)      Other Agreements


(8)(a) Transfer Agency and Service Agreement between T. Rowe Price Services, Inc. and T. Rowe Price Funds, dated January 1, 1999


(8)(b) Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Funds for Fund Accounting Services, dated January 1, 1999

(9)      Inapplicable

(10)     Consent of Independent Accountants

(11)     Inapplicable

(12)     Inapplicable

(13)     Inapplicable

(14)     Financial Data Schedules

(15)     Inapplicable

(16)     Other Exhibits

         (a) Power of Attorney

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None

ITEM 25. INDEMNIFICATION


         The Registrant maintains comprehensive Errors and Omissions and Officers and Directors insurance policies written by the Evanston Insurance Company and ICI Mutual. These policies provide coverage for T. Rowe Price Associates, Inc. ("Manager"), and its subsidiaries and affiliates as listed in
Item 26 of this Registration Statement (with the exception of the T. Rowe Price Associates Foundation, Inc.), and fifty other investment companies, all of which are mutual funds in the T. Rowe Price family of funds. In addition to the corporate insureds, the policies also cover the officers, directors, and employees of the Manager, its subsidiaries, and affiliates. The premium is allocated among the named corporate insureds in accordance with the provisions of Rule 17d-1(d)(7) under the Investment Company Act of 1940.

         Article VI, Section 6.4 of the Registrant's Master Trust Agreement provides as follows:

         SECTION 6.4. INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC. The Trust shall indemnify (from the assets of the Sub-Trust or Sub-Trusts in question) each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise [ hereinafter referred to as a "Covered Person" ]) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in (i) and (ii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Sub-Trust in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Sub-Trust in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

         Section 6.6 of the Registrant's Master Trust Agreement provides as follows:

         SECTION 6.6 INDEMNIFICATION NOT EXCLUSIVE, ETC. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators, an "interested Covered Person" is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened, and a "disinterested" person is a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

         Article III, Section 3.2(l) of the Registrant's Master Trust Agreement provides as follows:

         SECTION 3.2(L) INSURANCE. To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, consultants, investment advisers, managers, administrators, distributors, principal underwriters, or independent contractors, or any thereof (or any person connected therewith), of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person in any such capacity, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability.

         Insofar as indemnification for liability under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT MANAGER

         Rowe Price-Fleming International, Inc. ("PRICE-FLEMING"), a Maryland corporation, is a corporate joint venture 50% owned by TRP Finance, Inc., a wholly owned subsidiary of the Manager. Price-Fleming was incorporated in Maryland in 1979 to provide investment counsel service with respect to foreign securities for institutional investors in the United States. In addition to managing private counsel client accounts, Price-Fleming also sponsors registered investment companies which invest in foreign securities, serves as general partner of RPFI International Partners, Limited Partnership, and provides investment advice to the T. Rowe Price Trust Company, trustee of the International Common Trust Fund.


         T. Rowe Price Investment Services, Inc. ("INVESTMENT SERVICES"), a wholly owned subsidiary of the Manager, was incorporated in Maryland in 1980 for the purpose of acting as the principal underwriter and distributor for the Investment Companies which Manager sponsors and serves as investment adviser (the "PRICE FUNDS"). Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. In 1984, Investment Services expanded its activities to include a brokerage service.

         TRP Distribution, Inc., a wholly owned subsidiary of Investment Services, was incorporated in Maryland in 1991. It was organized for, and engages in, the sale of certain investment related products prepared by Investment Services and T. Rowe Price Retirement Plan Services.

         T. Rowe Price Associates Foundation, Inc. (the "FOUNDATION"), was incorporated in 1981 (and is not a subsidiary of the Manager). The Foundation's overall objective emphasizes various community needs by giving to a broad range of educational, civic, cultural, and health-related institutions. The Foundation has a very generous matching gift program whereby employee gifts designated to qualifying institutions are matched according to established guidelines.

         T. Rowe Price Services, Inc. ("PRICE SERVICES"), a wholly owned subsidiary of the Manager, was incorporated in Maryland in 1982 and is registered as a transfer agent under the Securities Exchange Act of 1934. Price Services provides transfer agent, dividend disbursing, and certain other services, including shareholder services, to the Price Funds.

         T. Rowe Price Retirement Plan Services, Inc. ("RPS"), a wholly owned subsidiary of the Manager, was incorporated in Maryland in 1991 and is registered as a transfer agent under the Securities Exchange Act of 1934. RPS provides administrative, recordkeeping, and subaccounting services to administrators of employee benefit plans.


         T. Rowe Price Trust Company ("TRUST COMPANY"), a wholly owned subsidiary of the Manager, is a Maryland-chartered limited-service trust company, organized in 1983 for the purpose of providing fiduciary services. The Trust Company serves as trustee and/or custodian for certain qualified employee benefit plans, individual retirement accounts, and common trust funds and as trustee/investment agent for one trust and other retirement plans.

         T. Rowe Price Investment Technologies, Inc. was incorporated in Maryland in 1996. A wholly owned subsidiary of the Manager, it owns the technology rights, hardware, and software of the Manager and affiliated companies and provides technology services to them.

         TRPH Corporation, a wholly owned subsidiary of the Manager, was organized in 1997 to acquire an interest in a UK-based corporate finance advisory firm.

         T. Rowe Price Threshold Fund Associates, Inc., a wholly owned subsidiary of the Manager, was incorporated in Maryland in 1994 and serves as the general partner of T. Rowe Price Threshold Fund III, L.P., a Delaware limited partnership.

         T. Rowe Price Threshold Fund III, L.P., a Delaware limited partnership, was organized in 1994 by the Manager and invests in private financings of small companies with high growth potential; the Manager is the General Partner of the partnership.

         RPFI International Partners, L.P., is a Delaware limited partnership organized in 1985 for the purpose of investing in a diversified group of small and medium-sized non-U.S. companies. Price-Fleming is the general partner of this partnership, and certain institutional investors, including advisory clients of Price-Fleming, are its limited partners.


         T. Rowe Price Stable Asset Management, Inc. ("STABLE ASSET MANAGEMENT"), was incorporated in Maryland in 1988 as a wholly owned subsidiary of the Manager. Stable Asset Management is registered as an investment adviser under the Investment Advisers Act of 1940, and specializes in the management of investment portfolios which seek stable and consistent investment returns through the use of guaranteed investment contracts, bank investment contracts, structured investment contracts issued by insurance companies and banks, as well as short-term fixed income securities.

         T. Rowe Price Recovery Fund Associates, Inc., a Maryland corporation, is a wholly owned subsidiary of the Manager organized in 1988 for the purpose of serving as General Partner of T. Rowe Price Recovery Fund, L.P., a Delaware limited partnership which invests in financially distressed companies.

         T. Rowe Price Recovery Fund II Associates, L.L.C., is a Maryland limited liability company organized in 1996. Wholly owned by the Manager and the Trust Company, it serves as General Partner of T. Rowe Price Recovery Fund II, L.P., a Delaware limited partnership which also invests in financially distressed companies.


         T. Rowe Price (Canada), Inc. ("TRP CANADA") is a Maryland corporation organized in 1988 as a wholly owned subsidiary of the Manager. This entity is registered as an investment adviser under the Investment Advisers Act of 1940 as well as with the Ontario Securities Commission to provide advisory services to individual and institutional clients residing in Canada.


         T. Rowe Price Insurance Agency, Inc., is a wholly owned subsidiary of the Manager, organized in Maryland in 1994 and licensed to do business in several states to act primarily as a distributor of proprietary variable annuity products.

         Since 1983, the Manager has organized several distinct Maryland limited partnerships, which are informally called the Pratt Street Ventures partnerships, for the purpose of acquiring interests in growth-oriented businesses.

         TRP Suburban, Inc., is a Maryland corporation organized in 1990 as a wholly owned subsidiary of the Manager. It entered into agreements with McDonogh School and CMANE-McDonogh-Rowe Limited Partnership to construct an office building in Owings Mills, Maryland, which currently houses the Manager's transfer agent, plan administrative services, retirement plan services, and operations support functions.

         TRP Suburban Second, Inc., a wholly owned Maryland subsidiary of T. Rowe Price Associates, Inc., was incorporated in 1995 to primarily engage in the development and ownership of real property located in Owings Mills, Maryland.

         TRP Finance, Inc., a wholly owned subsidiary of the Manager, is a Delaware corporation organized in 1990 to manage certain passive corporate investments and other intangible assets.

         T. Rowe Price Strategic Partners Fund II, L.P. ("STRATEGIC PARTNERS FUNDS") is a Delaware limited partnerships organized in 1992, for the purpose of investing in small public and private companies seeking capital for expansion or undergoing a restructuring of ownership. The general partner of T. Rowe Price Strategic Partners Fund II, L.P. is T. Rowe Price Strategic Partners II, L.P., a Delaware limited partnership whose general partner is T. Rowe Price Strategic Partners Associates, Inc.


         Listed below are the directors, executive officers and managing directors of the Manager who have other substantial businesses, professions, vocations, or employment aside from that of Director of the Manager:


                                   DIRECTORS


JAMES E. HALBKAT, JR., Director of the Manager. Mr. Halbkat is President of U.S. Monitor Corporation, a provider of public response systems. Mr. Halbkat's address is: P.O. Box 23109, Hilton Head Island, South Carolina 29925.


RICHARD L. MENSCHEL, Director of the Manager. Mr. Menschel is a limited partner of The Goldman Sachs Group, L.P., an investment banking firm. Mr. Menschel's address is: 85 Broad Street, 2nd Floor, New York, New York 10004.


ROBERT L. STRICKLAND, Director of the Manager. Mr. Strickland retired as Chairman of Lowe's Companies, Inc., a retailer of specialty home supplies, as of January 31, 1998 and continues to serve as a Director. He is a Director of Hannaford Bros., Co., a food retailer. Mr. Strickland's address is: 2000 W. First Street, Suite 604, Winston-Salem, North Carolina 27104.


PHILIP C. WALSH, Director of the Manager. Mr. Walsh is a retired mining industry executive. Mr. Walsh's address is: Pleasant Valley, Peapack, New Jersey 07977.



ANNE MARIE WHITTEMORE, Director of the Manager. Mrs. Whittemore is a partner of the law firm of McGuire, Woods, Battle & Boothe L.L.P. and a Director of Owens & Minor, Inc.; Fort James Corporation; and Albemarle Corporation. Mrs. Whittemore's address is: One James Center, Richmond, Virginia 23219.

With the exception of Messrs. Halbkat, Menschel, Strickland, Walsh, and Mrs. Whittemore, all of the following directors of the Manager are employees of the Manager.


HENRY H. HOPKINS, Director and Managing Director of the Manager; Director of T. Rowe Price Insurance Agency, Inc.; Vice President and Director of T. Rowe Price (Canada), Inc., T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe

Price Threshold Fund Associates, Inc., T. Rowe Price Trust Company, TRP Distribution, Inc., and TRPH Corporation; Director of T. Rowe Price Insurance Agency, Inc.; Vice President of Price-Fleming, T. Rowe Price Real Estate Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Stable Asset Management, Inc., and T. Rowe Price Strategic Partners Associates, Inc.


JAMES A.C. KENNEDY, Director and Managing Director of the Manager; President and Director of T. Rowe Price Strategic Partners Associates, Inc.; Director and Vice President of T. Rowe Price Threshold Fund Associates, Inc.


JOHN H. LAPORTE, JR., Director and Managing Director of the Manager.


WILLIAM T. REYNOLDS, Director and Managing Director of the Manager; Chairman of the Board of T. Rowe Price Stable Asset Management, Inc.; Director of TRP Finance, Inc.


JAMES S. RIEPE, Vice-Chairman of the Board, Director, and Managing Director of the Manager; Chairman of the Board and President of T. Rowe Price Trust Company; Chairman of the Board of T. Rowe Price (Canada), Inc., T. Rowe Price Investment Services, Inc., T. Rowe Price Investment Technologies, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Director of Price-Fleming, T. Rowe Price Insurance Agency, Inc., and TRPH Corporation; Director and President of TRP Distribution, Inc., TRP Suburban Second, Inc., and TRP Suburban, Inc.; and Director and Vice President of T. Rowe Price Stable Asset Management, Inc.


GEORGE A. ROCHE, Chairman of the Board, President, and Managing Director of the Manager; Chairman of the Board of TRP Finance, Inc.; Director of Price-Fleming,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Strategic Partners, Inc., and Director and Vice President of T. Rowe Price Threshold Fund Associates, Inc., TRP Suburban Second, Inc., and TRP Suburban, Inc.


BRIAN C. ROGERS, Director and Managing Director of the Manager; Vice President of T. Rowe Price Trust Company.


M. DAVID TESTA, Vice-Chairman of the Board, Director, Chief Investment Officer, and Managing Director of the Manager; Chairman of the Board of Price-Fleming; President and Director of T. Rowe Price (Canada), Inc.; Director and Vice President of T. Rowe Price Trust Company; and Director of TRPH Corporation.


                         ADDITIONAL EXECUTIVE OFFICERS

EDWARD C. BERNARD, Managing Director of the Manager; Director and President of
T. Rowe Price Insurance Agency, Inc. and T. Rowe Price Investment Services, Inc.; Director of T. Rowe Price Services, Inc.; Vice President of TRP Distribution, Inc.


MICHAEL A. GOFF, Managing Director of the Manager; Director and the President of
T. Rowe Price Investment Technologies, Inc.


CHARLES E. VIETH, Managing Director of the Manager; Director and President of T. Rowe Price Retirement Plan Services, Inc.; Director and Vice President of T. Rowe Price Investment Services, Inc. and T. Rowe Price Services, Inc.; Vice President of T. Rowe Price (Canada), Inc., T. Rowe Price Trust Company, and TRP Distribution, Inc.


ALVIN M. YOUNGER, JR., Chief Financial Officer, Managing Director, Secretary, and Treasurer of the Manager; Director, Vice President, Treasurer, and Secretary of TRP Suburban Second, Inc. and TRP Suburban, Inc.; Director of TRP Finance, Inc.; Secretary and Treasurer for Price-Fleming, T. Rowe Price (Canada), Inc.,
T. Rowe Price Insurance Agency, Inc., T. Rowe Price Investment Services, Inc.,
T. Rowe Price Real Estate Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Stable Asset Management, Inc.,
T. Rowe Price Strategic Partners Associates, Inc., T. Rowe Price Threshold Fund Associates, Inc., T. Rowe Price Trust Company, TRP Distribution, Inc., and TRPH Corporation; Treasurer and Clerk of T. Rowe Price Insurance Agency of Massachusetts, Inc.


                       ADDITIONAL MANAGING DIRECTORS


PRESTON G. ATHEY, Managing Director of the Manager.


BRIAN W.H. BERGHUIS, Managing Director of the Manager.


STEPHEN W. BOESEL, Managing Director of the Manager; Vice President of T. Rowe Price Trust Company.


GREGORY A. McCRICKARD, Managing Director of the Manager; Vice President of T. Rowe Price Trust Company.


MARY J. MILLER, Managing Director of the Manager.


CHARLES A. MORRIS, Managing Director of the Manager.


GEORGE A. MURNAGHAN, Managing Director of the Manager; Executive Vice President of Price-Fleming; Vice President of T. Rowe Price Investment Services, Inc. and
T. Rowe Price Trust Company.


EDMUND M. NOTZON III, Managing Director of the Manager; Vice President of T. Rowe Price Trust Company.

WAYNE D. O'MELIA, Managing Director of the Manager; Director and President of T. Rowe Price Services, Inc.; Vice President of T. Rowe Price Trust Company.


LARRY J. PUGLIA, Managing Director of the Manager; Vice President of T. Rowe Price (Canada), Inc.


JOHN R. ROCKWELL, Managing Director of the Manager; Director and Senior Vice President of T. Rowe Price Retirement Plan Services, Inc.; Director and Vice President of T. Rowe Price Stable Asset Management, Inc. and T. Rowe Price Trust Company; Vice President of T. Rowe Price Investment Services, Inc.


R. TODD RUPPERT, Managing Director of the Manager; President and Director of TRPH Corporation; Vice President of T. Rowe Price Retirement Plan Services, Inc. and T. Rowe Price Trust Company.


ROBERT W. SMITH, Managing Director of the Manager; Vice President of Price-Fleming.


WILLIAM J. STROMBERG, Managing Director of the Manager.


RICHARD T. WHITNEY, Managing Director of the Manager; Vice President of Price-Fleming and T. Rowe Price Trust Company.

         Certain directors and officers of the Manager are also officers and/or directors of one or more of the Price Funds and/or one or more of the affiliated entities listed herein.

         See also "Management of Fund," in Registrant's Statement of Additional Information.

ITEM 27. PRINCIPAL UNDERWRITERS


(a) The principal underwriter for the Registrant is Investment Services. Investment Services acts as the principal underwriter for eighty-seven mutual funds, including the following investment companies: T. Rowe Price Growth Stock Fund, Inc., T. Rowe Price New Horizons Fund, Inc.,
         T. Rowe Price New Era Fund, Inc., T. Rowe Price New Income Fund, Inc.,
         T. Rowe Price Prime Reserve Fund, Inc., T. Rowe Price Tax-Free Income Fund, Inc., T. Rowe Price Tax-Exempt Money Fund, Inc., T. Rowe Price International Funds, Inc., T. Rowe Price Growth & Income Fund, Inc., T. Rowe Price Tax-Free Short-Intermediate Fund, Inc., T. Rowe Price Short-Term Bond Fund, Inc., T. Rowe Price High Yield Fund, Inc., T. Rowe Price Tax-Free High Yield Fund, Inc., T. Rowe Price New America Growth Fund, T. Rowe Price Equity Income Fund, T. Rowe Price GNMA Fund,
         T. Rowe Price Capital

         Appreciation Fund, T. Rowe Price California Tax-Free Income Trust, T. Rowe Price State Tax-Free Income Trust, T. Rowe Price Science & Technology Fund, Inc., T. Rowe Price Small-Cap Value Fund, Inc., Institutional International Funds, Inc., T. Rowe Price U.S. Treasury Funds, Inc., T. Rowe Price Index Trust, Inc., T. Rowe Price Spectrum Fund, Inc., T. Rowe Price Balanced Fund, Inc., T. Rowe Price Short-Term U.S. Government Fund, Inc., T. Rowe Price Mid-Cap Growth Fund, Inc., T. Rowe Price Small-Cap Stock Fund, Inc., T. Rowe Price Tax-Free Intermediate Bond Fund, Inc., T. Rowe Price Dividend Growth Fund, Inc.,
         T. Rowe Price Blue Chip Growth Fund, Inc., T. Rowe Price Summit Funds, Inc., T. Rowe Price Summit Municipal Funds, Inc., T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Personal Strategy Funds, Inc.,
         T. Rowe Price Value Fund, Inc., T. Rowe Price Capital Opportunity Fund, Inc., T. Rowe Price Corporate Income Fund, Inc., T. Rowe Price Health Sciences Fund, Inc., T. Rowe Price Mid-Cap Value Fund, Inc., Institutional Equity Funds, Inc., T. Rowe Price Financial Services Fund, Inc., T. Rowe Price Diversified Small-Cap Growth Fund, Inc., T. Rowe Price Tax-Efficient Balanced Fund, Inc., Reserve Investment Funds, Inc., T. Rowe Price Media & Telecommunications Fund, Inc., and T. Rowe Price Real Estate Fund, Inc. Investment Services is a wholly owned subsidiary of the Manager, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Investment Services has been formed for the limited purpose of distributing the shares of the Price Funds and will not engage in the general securities business. Since the Price Funds are sold on a no-load basis, Investment Services will not receive any commissions or other compensation for acting as principal underwriter.

(b) The address of each of the directors and officers of Investment Services listed below is 100 East Pratt Street, Baltimore, Maryland 21202.

NAME                         POSITIONS AND                   POSITIONS AND
                             OFFICES WITH                    OFFICES WITH
                             UNDERWRITER                     REGISTRANT
James S. Riepe               Chairman of the Board           Trustee and Vice
                             and Director                    President
Edward C. Bernard            President and Director          None
Henry H. Hopkins             Vice President and Director     Vice President
Charles E. Vieth             Vice President and Director     None
Patricia M. Archer           Vice President                  None
Joseph C. Bonasorte          Vice President                  None
Darrell N. Braman            Vice President                  None
Ronae M. Brock               Vice President                  None
Meredith C. Callanan         Vice President                  None
Ann R. Campbell              Vice President                  None
Christine M. Carolan         Vice President                  None
Joseph A. Carrier            Vice President                  None
Sarah H. Carroll             Vice President                  None
Laura H. Chasney             Vice President                  None
Renee M. Christoff           Vice President                  None
Christopher W. Dyer          Vice President                  None
Christine S. Fahlund         Vice President                  None
Forrest R. Foss              Vice President                  None
Thomas A. Gannon             Vice President                  None
Andrea G. Griffin            Vice President                  None
Douglas E. Harrison          Vice President                  None
David J. Healy               Vice President                  None
Joseph P. Healy              Vice President                  None
Walter J. Helmlinger         Vice President                  None
Valerie King-Calloway        Vice President                  None
Eric G. Knauss               Vice President                  None
Sharon R. Krieger            Vice President                  None
Jeanette M. LeBlanc          Vice President                  None
Keith W. Lewis               Vice President                  None
Kim Lewis-Collins            Vice President                  None
Sarah McCafferty             Vice President                  None
Maurice A. Minerbi           Vice President                  None
Mark J. Mitchell             Vice President                  None
Nancy M. Morris              Vice President                  None
George A. Murnaghan          Vice President                  None
Steven E. Norwitz            Vice President                  None
Kathleen M. O'Brien          Vice President                  None
Barbara A. O'Connor          Vice President                  None
David Oestreicher            Vice President                  None
Robert Petrow                Vice President                  None
Pamela D. Preston            Vice President                  None
George D. Riedel             Vice President                  None
Lucy B. Robins               Vice President                  None
John R. Rockwell             Vice President                  None
Kenneth J. Rutherford        Vice President                  None
Kristin E. Seeberger         Vice President                  None
Donna B. Singer              Vice President                  None
Charles E. Vieth             Vice President                  None
William F. Wendler II        Vice President                  None
Jane F. White                Vice President                  None
Thomas R. Woolley            Vice President                  None
Alvin M. Younger, Jr.        Secretary and Treasurer         None
Barbara A. O'Connor          Controller                      None
Richard J. Barna             Assistant Vice President        None
Catherine L.Berkenkemper     Assistant Vice President        None
Edwin J. Brooks              Assistant Vice President        None
Charles R. Dicken            Assistant Vice President        None
Cheryl L. Emory              Assistant Vice President        None
John A. Galateria            Assistant Vice President        None
Susanne L. Gigliotti         Assistant Vice President        None
Edward F. Giltenan           Assistant Vice President        None
Janelyn A. Healey            Assistant Vice President        None
Sandra J. Kiefler            Assistant Vice President        None
Steven A. Larson             Assistant Vice President        None
Patricia S. Lippert          Assistant Vice President        Secretary
C. Lillian Matthews          Assistant Vice President        None
Janice D. McCrory            Assistant Vice President        None
Quinn C. McDonald            Assistant Vice President        None
Danielle N. Nicholson        Assistant Vice President        None
JeanneMarie B. Patella       Assistant Vice President        None
David A. Roscum              Assistant Vice President        None
Jerome Tuccille              Assistant Vice President        None
Nolan L. North               Assistant Treasurer             None
Barbara A. Van Horn          Assistant Secretary             None

(c) Not applicable. Investment Services will not receive any compensation with respect to its activities as underwriter for the Price Funds since the Price Funds are sold on a no-load basis.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS


         All accounts, books, and other documents required to be maintained by the Registrant under Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained by the Registrant at its offices at 100 East Pratt Street, Baltimore, Maryland 21202. Transfer, dividend disbursing, and shareholder service activities are performed by T. Rowe Price Services, Inc., at 10090 Red Run Blvd., Owings Mills, Maryland 21117. Custodian activities for the Registrant are performed at State Street Bank and Trust Company's Service Center (State Street South), 1776 Heritage Drive, Quincy, Massachusetts 02171.

ITEM 29. MANAGEMENT SERVICES


         Registrant is not a party to any management-related service contract, other than as set forth in the Prospectus or Statement of Additional Information.

ITEM 30. UNDERTAKINGS


(a)     Not applicable

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore, State of Maryland, this April 28, 1999.

       T. Rowe Price State Tax-Free Income Trust

       /s/William T. Reynolds
By:    William T. Reynolds
       Chairman of the Board

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                 Title                 Date
---------                 -----                 ----

/s/William T. Reynolds   Chairman of the Board  April 28, 1999
William T. Reynolds      (Chief Executive Officer)

/s/Carmen F. Deyesu      Treasurer (Chief       April 28, 1999
Carmen F. Deyesu         Financial Officer)

*                        Trustee                April 28, 1999
Calvin W. Burnett

*                        Trustee                April 28, 1999
Anthony W. Deering

*                        Trustee                April 28, 1999
F. Pierce Linaweaver

/s/James S. Riepe        Trustee and            April 28, 1999
James S. Riepe           Vice President

*                        Trustee                April 28, 1999
John G. Schreiber

/s/M. David Testa        Trustee                April 28, 1999
M. David Testa

/s/Henry H. Hopkins      Attorney-In-Fact       April 28, 1999
Henry H. Hopkins